The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement has been filed and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed Pursuant to Rule 497
Registration Statement No. 333-179431

SUBJECT TO COMPLETION, DATED JUNE 28, 2012.

PRELIMINARY PROSPECTUS SUPPLEMENT

(To prospectus dated March 29, 2012)

$30,000,000

7.00% Senior Notes due 2019

We are an internally-managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments.

We are offering $30,000,000 in aggregate principal amount of 7.00% senior notes due 2019, or the “Notes.” The Notes offered hereby will be a further issuance of, rank equally in right of payment with, and form a single series for all purposes under the indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the $43,000,000 aggregate principal amount of 7.00% senior notes due 2019 initially issued by us on April 17, 2012, or the “Existing Notes.” The Notes will mature on April 30, 2019. We will pay interest on the Notes on January 30, April 30, July 30 and October 30 of each year, beginning on July 30, 2012. We may redeem the Notes in whole or in part at any time or from time to time on or after April 30, 2015, at the redemption price set forth under “Specific Terms of the Notes and the Offering—Optional redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct senior unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by Hercules Technology Growth Capital, Inc.

The Existing Notes are listed on the New York Stock Exchange, or the NYSE, and trade on the NYSE under the symbol “HTGZ.” We intend to list the Notes offered hereby on the NYSE under the same trading symbol. The Notes are expected to trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price.

An investment in the Notes involves risks that are described in the “Supplementary Risk Factors” section beginning on page S-14 in this prospectus supplement and the “Risk Factors” section beginning on page 16 of the accompanying prospectus.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, or by telephone by calling collect at (650) 289-3060 or on our website at www.herculestech.com. The SEC also maintains a website at www.sec.gov that contains such information. The information on the websites referred to herein is not incorporated by reference into this prospectus supplement or the accompanying prospectus.

	Per Note		Total
Public offering price(1)		%	$
Sales load (underwriting discounts and commissions)		%	$
Proceeds to us (before expenses)(2)		%	$

(1)	Plus accrued interest from April 17, 2012 (as if the Notes offered hereby had been issued on such date).
(2)	Before deducting expenses payable by us related to this offering, estimated at $475,000.

The underwriters may also purchase up to an additional $4,500,000 total aggregate principal amount of Notes offered hereby, to cover overallotments, if any, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $                , the total sales load (underwriting discounts and commissions) paid by us will be $                , and total proceeds, before expenses, will be $                .

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about                     , 2012.

Joint Book-Running Managers

Stifel Nicolaus Weisel	BB&T Capital Markets	Janney Montgomery Scott	Sterne Agee

Joint Lead Managers

Stephens Inc.	Wunderlich Securities

The date of this prospectus supplement is                     , 2012.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement or such prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

Prospectus Supplement

Prospectus

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. On April 17, 2012, we and U.S. Bank National Association, or the “Trustee,” entered into the first supplemental indenture, or the “First Supplemental Indenture,” to the indenture, or the “Indenture,” between us and the Trustee, dated March 6, 2012, relating to our issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019, the “Existing Notes.” We will issue the Notes offered hereby under the same First Supplemental Indenture. The Notes offered hereby will be a further issuance of, rank equally in right of payment with, and form a single series for all purposes under the Indenture, including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the Existing Notes. Unless otherwise indicated, the Notes offered hereby and the Existing Notes are collectively referred to herein as the “Notes.” This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer	Hercules Technology Growth Capital, Inc.

Title of the securities	7.00% Senior Notes due 2019

Initial aggregate principal amount being offered	$30,000,000

Overallotment option	The underwriters may also purchase from us up to an additional $4,500,000 aggregate principal amount of Notes to cover overallotments, if any, within 30 days of the date of this prospectus supplement.

Initial public offering price	% of the aggregate principal amount, plus accrued interest from April 17, 2012

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in The City of New York as we may designate.

Type of Note	Fixed rate note

Listing

The Existing Notes are listed on the New York Stock Exchange, or the “NYSE”, and trade on the NYSE under the symbol “HTGZ.” We intend to list the Notes offered hereby on the NYSE under the same trading symbol.

Interest rate	7.00% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	, 2012

Stated maturity date	April 30, 2019

Date interest starts accruing	April 17, 2012

Interest payment dates	Each January 30, April 30, July 30 and October 30, commencing July 30, 2012. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	The initial interest period will be the period from and including April 17, 2012, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest	Each January 15, April 15, July 15 and October 15.

Specified currency	U.S. Dollars

Place of payment	New York City

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

•    pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million 6.00% Convertible Senior Notes due 2016 (the “Convertible Senior Notes”);

• senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

•    effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our credit facilities.

•    structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”).

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Optional redemption	The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations promulgated thereunder, which we collectively refer to as the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the Trustee or DTC, as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with their standard operating procedures in accordance with the 1940 Act, to the extent applicable and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Under our credit facility with Union Bank, N.A. and Royal Bank of Canada (the “Union Bank Facility”), we currently would not be permitted to exercise our optional redemption right without the consent of the lenders.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance and covenant defeasance	The Notes are subject to defeasance by us.

The Notes are subject to covenant defeasance by us.

Under the Union Bank Facility, we currently would be prohibited from defeasing the Notes or effecting covenant defeasance under the Notes without the consent of the lenders.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. Except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.
Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association

Other covenants	In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants shall apply to the Notes:

•    We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the U.S. Securities and Exchange Commission (the “SEC”). These provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings.

•    We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to any exemptive relief granted to us by the SEC. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

•    If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934 to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Modifications to events of default	The following event of default, as described in the prospectus attached to this prospectus supplement:

• We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

with respect to the Notes has been revised to read as follows:

• We do not pay the principal of, or any premium on, any Note on its due date.

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the issuer, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Use of Proceeds	We estimate that the net proceeds we receive from the sale of the $ million aggregate principal amount of Notes in this offering will be approximately $ million (or approximately $ million if the underwriters fully exercise their overallotment option), after deducting the underwriting discount of $ million (or approximately $ million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $475,000 payable by us. We expect to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus supplement and the accompanying prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a small business investment company and a regulated investment company, or RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus supplement and the accompanying prospectus, please see the discussion under “Supplemental Risk Factors” in this prospectus supplement and “Risk Factors” in the accompanying prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made and are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

Industry and Market Data

This prospectus supplement and the accompanying prospectus contain third-party estimates and data regarding valuations of venture capital-backed companies. This data was reported by Dow Jones VentureSource, an independent venture capital industry research company which we refer to as VentureSource. VentureSource is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus supplement and the accompanying prospectus is reliable.

We have compiled certain industry estimates presented in this prospectus supplement and the accompanying prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our securities, including the Notes, could be materially adversely affected.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents that are referenced in this prospectus supplement and the accompanying prospectus, together with any accompanying supplements. In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries. On April 17, 2012, we and the Trustee entered into the First Supplemental Indenture to the Indenture, between us and the Trustee, dated March 6, 2012, relating to our issuance, offer and sale of the Existing Notes. We will issue the Notes offered hereby under the same First Supplemental Indenture. The Notes offered hereby will be a further issuance of, rank equally in right of payment with, and form a single series for all purposes with the Existing Notes. Unless otherwise indicated, the Notes offered hereby and the Existing Notes are collectively referred to herein as the “Notes.” The Notes offered hereby and the Existing Notes will be treated as a single series for all purposes under the Indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting.

Our Company

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and select lower middle market technology companies. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As of March 31, 2012, our total assets were approximately $763.4 million, of which, our investments comprised $694.5 million at fair value and $695.4 million at cost. Our investments at fair value were comprised of our debt investments, warrant portfolio and equity investments valued at approximately $614.6 million, $32.0 million and $47.9 million, respectively, or 88.5%, 4.6% and 6.9% of total investments, respectively. At March 31, 2012, total investments at value in foreign companies were approximately $13.1 million or 1.7% of total assets. During the three month period ended March 31, 2012 we made debt and equity commitments to new and existing portfolio companies, including restructured loans, totaling $101.3 million. Debt commitments for the quarter ended March 31, 2012 included commitments of approximately $42.6 million to six new portfolio companies and $46.8 million to five existing companies. Equity commitments for the quarter ended March 31, 2012 included commitments of approximately $9.6 million to one new portfolio company and $2.3 million to two existing portfolio companies. Since inception through March 31, 2012, we have made debt and equity commitments of approximately $2.8 billion to our portfolio companies.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company (“SBIC”) subsidiaries, Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”). As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. As of March 31, 2012, we held investments in HT II in 54 companies with a fair value of approximately $188.1 million. HT II’s portfolio companies accounted for approximately 27.1% of our total portfolio at March 31, 2012. As of March 31, 2012, we held investments in HT III in 25 companies with a fair value of approximately $129.0 million. HT III’s portfolio accounted for approximately 18.6% of our total portfolio at March 31, 2012.

We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. As of March 31, 2012, our proprietary SQL-based database system included over 27,500 technology-related companies and approximately 7,000 venture capital, private equity sponsors/investors, as well as various other industry contacts. Our principal executive office is located in Silicon Valley, and we have additional offices in Boston, MA, Boulder, CO and McLean, VA. Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related companies including, clean technology, life science and select lower middle market technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the clean technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies including the right to convert some portion of our debt into equity in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. See “Regulation—Qualifying Assets” in the accompanying prospectus. Our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in their later rounds of financing and certain public companies, which we refer to as established stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

As of March 31, 2012, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 29 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity. In the first three months of 2012, venture capital-backed companies received, in approximately 717 transactions, equity financing in an aggregate amount of approximately $6.3 billion, as reported by Dow Jones VentureSource. In addition, overall, the median round size during the three month periods ended March 31, 2012 was approximately $4.0 million. We believe the number of venture-backed companies receiving financing provides us an opportunity to provide debt financing to these companies. Overall, seed- and first-round deals made up 44% of the deal flow in the three months ended March 31, 2012 and later-stage deals made up roughly 54% of the deal activity in the quarter.

We believe that demand for structured debt financing is currently underserved, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stage of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have potentially reached a more mature stage prior to reaching a liquidity event, we believe our investments provide the debt capital needed to grow or recapitalize companies during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and, on select investments, covenants requiring prospective portfolio companies to have certain amounts of available cash and the continued support from a venture capital or private equity firm at the time we make our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies, including select publicly listed companies and select lower middle market companies and established-stage companies.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2012, our proprietary SQL-based database system included over 27,500 technology-related companies and over 7,000 venture capital, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Recent Developments

New Investments Since March 31, 2012

As of June 11, 2012, we have originated commitments of over $100.0 million to new and existing portfolio companies, including over $36.0 million in commitments to existing portfolio companies. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement for more information relating to our commitments. Our new investments included:

•	$10.0 million commitment to AMSC (Nasdaq: AMSC), a global solutions provider serving wind and grid leaders.

•	$10.0 million commitment to Bridgewave Communications, the leading supplier of wireless connectivity solutions.

•	$50,000 commitment to CapLinked, a secure network for private investing.

•	$1.5 million commitment to Eccentex, a leader in dynamic case management cloud solutions.

•	$8.0 million commitment to Glori Energy, a leader in sustainable, enhanced oil recovery and provider of the AERO™ (Activated Environment for the Recovery of Oil) System.

•	$4.0 million commitment to Hillcrest Labs, a market leader in multiplatform motion software and products.

•	$15.0 million commitment to Intelliject, a specialty pharmaceutical company that develops drug/device combination products.

•	$1.5 million commitment to Just.me, a company that will shortly launch the You! network!.

•	$5.0 million commitment to a company that is a performance leader in flash-based storage class memory solutions.

•	$10.0 million commitment to a company, a leader in high-end consumer electronics trade-ins.

Principal Repayments

As of June 11, 2012, we received approximately $60.0 million in principal repayments, of which approximately $43.0 million were unscheduled early repayments.

Signed Term Sheets

As of June 11, 2012, we had approximately $80.0 million of signed non-binding term sheets subject to completion of definitive documentation with prospective portfolio companies, which generally convert to contractual commitments within approximately 45 to 60 days. Non-binding term sheets are subject to completion of our due diligence, investment committee approval, legal review, and negotiation of definitive documentation. Not all signed non-binding term sheets are expected to close and do not necessarily represent any future cash requirements.

Filed IPOs

As of June 11, 2012, we had warrants or equity positions in two portfolio companies which had filed Form S-1 Registration Statements with the SEC in contemplation of a potential IPO. There can be no assurances that these companies will complete their respective IPOs in a timely manner or at all.

NYSE Listing

In April 2012, we transferred the listing of our common stock from The NASDAQ Global Select Market to the NYSE and began trading our common stock on the NYSE on April 30, 2012 under the ticker symbol “HTGC.”

New BDC Legislation

On June 8, 2012, legislation was introduced in the U.S. House of Representatives intended to revise certain regulations applicable to business development companies, or “BDCs.” The legislation provides for (i) increasing the amount of funds BDCs may borrow by reducing asset to debt limitations from 2:1 to 3:2, (ii) permitting BDCs to file registration statements with the U.S. Securities and Exchange Commission that incorporate information from already-filed reports by reference, (iii) utilizing other streamlined registration processes afforded to operating companies, and (iv) allowing BDCs to own investment adviser subsidiaries.

There are no assurances as to when the legislation will be enacted by Congress, if at all, or, if enacted, what final form the legislation would take.

SBIC

On May 30, 2012, we received approval from the SBA to borrow $24,250,000 under a new capital commitment under HT III.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, Massachusetts, Boulder, Colorado and McLean, Virginia. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

SUPPLEMENTARY RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our securities. The risks set out below and in the accompanying prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected which could materially adversely affect our ability to repay principal and interest on the Notes. In addition, the market price of the Notes and our net asset value could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in the accompanying prospectus, are the principal risk factors associated with an investment in our securities, including the Notes, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of March 31, 2012, we had no borrowings outstanding under our Union Bank Facility, which is secured by debt investments in our portfolio companies and related assets or our Wells Facility, which is secured by loans in the borrowing base for the Wells Facility.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Hercules Technology Growth Capital, Inc. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A significant portion of the indebtedness required to be consolidated on our balance sheet is held through our SBIC subsidiaries. For example, as of March 31, 2011, HT II had issued $100.7 million of SBA-guaranteed debentures and HT III had issued $100.0 million of SBA-guaranteed debentures. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in the accompanying prospectus for more detail on the SBA-guaranteed debentures.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.

As of March 31, 2012, we had no borrowings outstanding under our Wells Facility and $200.7 million of indebtedness outstanding incurred by our SBIC subsidiaries, HT II and HT III. All of such indebtedness would be structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings);

•

pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions giving effect to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. See “Risk Factors—In addition to regulatory restrictions that restrict our ability to raise capital, the Wells Facility, the Union Bank Facility and the Convertible Senior Notes contain various covenants which, if not complied with, could accelerate repayment under the facility or require us to repurchase the Convertible Senior Notes, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends” in the accompanying prospectus. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

Pending legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). We have agreed in the covenant in the indenture governing the Notes not to violate this section of the 1940 Act, whether or not we continue to be subject to such provision, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. See “Prospectus Supplement Summary – Recent Developments – New BDC Legislation” for more information with respect to this legislation. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in the Notes may increase.

An active trading market for the Notes may not develop or be maintained, which could limit the market price of the Notes or your ability to sell them.

Although the Existing Notes are listed on the New York Stock Exchange under the trading symbol “HTGZ”, and we intend to list the Notes offered hereby under the same trading symbol, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop or is not maintained, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

If we Default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Wells Facility, the Union Bank Facility and the Convertible Senior Notes or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Wells Facility and the Union Bank Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Wells Facility or Union Bank Facility or the required holders of our Convertible Senior Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Wells Facility or Union Bank Facility or the Convertible Senior Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Wells Facility or Union Bank Facility or the Convertible Senior Notes or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Wells Facility and the Union Bank Facility, could proceed against the collateral securing the debt. Because the Wells Facility, the Union Bank Facility and the Convertible Senior Notes have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Wells Facility, Union Bank Facility, the Convertible Senior Notes or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Notes.”

It is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

In August 2008, we entered into the Wells Facility, which we renewed on June 20, 2011. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. For the three-month period ended March 31, 2012, this non-use fee was approximately $137,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. In January 2012, we repaid the entire principal balance outstanding as of December 31, 2011 under the Wells Facility of approximately $10.2 million. At March 31, 2012, there were no borrowings outstanding under the Wells Facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the cumulative amount of equity raised after March 31, 2011. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by us. As of March 31, 2012, the minimum tangible net worth covenant has increased to $357.2 million as a result of the January 2012 follow-on public offering of 5.0 million shares of common stock for proceeds of approximately $48.05 million. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control.

On February 10, 2010, we entered into the Union Bank Facility. On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility. At March 31, 2012, we had no borrowings outstanding under the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. At March 31, 2012, there were no borrowings outstanding under the Union Bank Facility. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended March 31, 2012, this non-use fee was approximately $70,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

The Union Bank Facility contains various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of March 31, 2012, the minimum tangible net worth covenant has increased to $356.5 million as a result of the January 2012 follow-on public offering of 5.0 million shares of common stock for net proceeds of approximately $47.2 million. The Union Bank Facility will mature on November 1, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. The Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. On March 30, 2012 the Company entered into an amendment to the Union Bank Facility which permitted the Company to issue the Existing Notes and permits the Company to issue the Notes offered hereby. We were in compliance with all covenants at March 31, 2012.

The current lenders under the Wells Facility and the Union Bank Facility have, and any future lender or lenders will have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. In addition, we may grant a security interest in our assets in connection with any such borrowing. These facilities contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, such facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially, the business our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operating flexibility. If we are unable to obtain sufficient capital in the future, we may:

•	be forced to reduce or discontinue our operations;

•	not be able to expand or acquire complementary businesses; and

•	not be able to develop new services or otherwise respond to changing business conditions or competitive pressures.

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of March 31, 2012, HT II had the potential to borrow up to $125.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $75.0 million in HT II as of March 31, 2012, HT II has the capacity to issue a total of $125.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.7 million is outstanding as of March 31, 2012.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of March 31, 2012, HT III had the potential to borrow up to $100.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $50.0 million in HT III as of March 31, 2012, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.0 million was outstanding as of March 31, 2012.

As of March 31, 2012, there was $200.7 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries. Access to the remaining leverage is subject to SBA approval and compliance with SBA regulations.

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

In addition to regulatory restrictions that restrict our ability to raise capital, the Wells Facility, the Union Bank Facility and the Convertible Senior Notes and Existing Notes contain various covenants which, if not complied with, could accelerate repayment under the facility or require us to repurchase the Convertible Senior Notes, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The credit agreements governing the Wells Facility and the Union Bank Facility and the Convertible Senior Notes and Existing Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under the Wells Facility and the Union Bank Facility or the trustee or holders under the Convertible Senior Notes and Existing Notes, could accelerate repayment under the facilities or the Convertible Senior Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, holders of the Convertible Senior Notes will have the right to require us to repurchase the Convertible Senior Notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases. See “Management’s Discussion and Analysis of Results of Operations and Financial Condition—Borrowings.”

Depending on funding requirements, we may need to raise additional capital to meet our unfunded commitments either through equity offerings or through additional borrowings.

As of March 31, 2012, we had unfunded commitments of approximately $125.4 million. Approximately $40.1 million of these unfunded debt commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Wells Facility, our Union Bank Facility and proceeds from the Convertible Senior Notes and the Notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at March 31, 2012 that represent greater than 5% of net assets:

	March 31, 2012
(in thousands)	Fair Value	Percentage of Net Assets
BrightSource Energy, Inc.	$36,189	7.5%
Aveo Pharmaceuticals, Inc.	$29,378	6.1%
Women’s Marketing, Inc.	$29,033	6.0%
Box.net, Inc.	$28,699	5.9%
Tectura Corporation	$26,544	5.5%
Pacira Pharmaceuticals, Inc.	$26,140	5.4%
Anthera Pharmaceuticals, Inc.	$24,895	5.1%

Brightsource Energy, Inc. designs, develops and sells solar thermal power systems that deliver reliable, clean energy to utilities and industrial companies.

Aveo Pharmaceuticals, Inc. is a biopharmaceutical company dedicated to the discovery and development of new, targeted cancer therapeutics.

Women’s Marketing, Inc. is a media solutions company, delivering premium media at value pricing across all platforms.

Box.Net, Inc. is an online storage and sharing service that gives users access to their files from anywhere.

Tectura Corporation is an IT services firm that specializes in Microsoft Business Solutions applications.

Pacira Pharmaceuticals, Inc. is an emerging specialty pharmaceutical company focused on the development, commercialization and manufacture of new pharmaceutical products.

Anthera Pharmaceuticals, Inc. is a biopharmaceutical company focused on developing and commercializing products to treat serious diseases, including cardiovascular and autoimmune diseases.

Our financial results could be negatively affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the $        million aggregate principal amount of Notes in this offering will be approximately $         million (or approximately $         million if the underwriters fully exercise their overallotment option), after deducting the underwriting discount of $         million (or approximately $         million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $475,000 payable by us.

We expect to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.

We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof consistent with our investment objective. We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within three to six months, depending on market conditions. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. Pending such use, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objective.

The amount of net proceeds may be more or less than the amount described in the preliminary prospectus supplement depending on the amount of Notes we sell in the offering, which will be determined at pricing. To the extent that we receive more than the amount described in this preliminary prospectus supplement, we intend to use the net proceeds for investment in portfolio companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. To the extent we receive less, the amount we have available for such purposes will be reduced.

RATIO OF EARNINGS TO FIXED CHARGES

For the quarter ended March 31, 2012 and for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, our ratio of earnings to fixed charges, computed as set forth below, were as follows:

	For the quarter ended March 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2007
Earnings to Fixed Charges(1)	3.44	2.95	0.51	1.20	1.33	7.45

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of March 31, 2012, and (ii) our capitalization as adjusted to give effect to the sale of $30.0 million aggregate principal amount of Notes in this offering (assuming no exercise of the overallotment option), after deducting the underwriting discounts and commissions of $              payable by us and estimated offering expenses of approximately $475,000 payable by us. You should read this table together with the “Use of Proceeds” section and our statement of assets and liabilities included elsewhere in this prospectus supplement.

	As of March 31, 2012
	Actual (in thousands)	As Adjusted(1) (in thousands)
Investments at fair value	$694,464	$
Cash and cash equivalents	$48,433	$
Debt:
Wells Facility	—		—
Union Bank Facility	—		—
Long-term SBA debentures	200,750
Convertible Senior Notes	75,000
Notes offered hereby	—

Total debt(2)	$275,750	$
Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 49,721,356 shares issued and outstanding	$50	$
Capital in excess of par value	$532,951	$
Unrealized appreciation (depreciation) on investments	(578)
Accumulated realized gains (losses) on investments	(40,165)
Distributions in excess of investment income	(6,811)

Total stockholders’ equity	$485,447

Total capitalization	$761,197	$

(1)	Does not include the initial purchaser’s overallotment option or interest accrued on the Notes offered hereby since April 17, 2012.
(2)	Does not take into account the issuance of the Existing Notes or interest accrued on the Existing Notes since April 17, 2012. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Subsequent Events” in this prospectus supplement for more information with respect to the Existing Notes.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement. In addition to historical information, the following discussion and other parts of this prospectus supplement contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Supplemental Risk Factors,” “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance firm providing customized loans to public and private technology-related companies, including clean technology, life science and select lower middle market technology companies at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms, and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as through additional offices in Boston, MA, Boulder, CO, and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related companies including clean technology, life science and select lower middle market technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio companies.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, and high-quality debt investments that mature in one year or less.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code, or the Code. As of January 1, 2006, we have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.” Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. Our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and select lower middle market technology companies. We have focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

We regularly engage in discussions with third parties in respect of various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We or our subsidiaries may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Portfolio and Investment Activity

The total value of our investment portfolio was $694.5 million at March 31, 2012 as compared to $652.9 million at December 31, 2011.

During the three month period ended March 31, 2012 we made debt and equity commitments to new and existing portfolio companies, including restructured loans, totaling $101.3 million. Debt commitments for the quarter ended March 31, 2012 included commitments of approximately $42.6 million to six new portfolio companies and $46.8 million to five existing companies. Equity commitments for the quarter ended March 31, 2012 included commitments of approximately $9.6 million to one new portfolio company and $2.3 million to two existing companies.

During the three month period ended March 31, 2011 we made debt commitments to new and existing portfolio companies, including restructured loans, totaling $97.5 million. Debt commitments for the quarter ended March 31, 2012 included commitments of approximately $50.0 million to three new portfolio companies and $47.5 million to three existing companies.

During the three-month periods ended March 31, 2012 and 2011, we funded investments in debt securities, totaling approximately $62.9 million and $85.5 million, respectively. During the three-month periods ended March 31, 2012 and 2011, we funded equity investments of approximately $2.1 million and $500,000 respectively. During the three-month period ended March 31, 2012, the Company converted approximately $356,000 of debt to equity in one portfolio company. In addition, in December 2011, Hercules entered into an agreement to acquire shares of Facebook, Inc. common stock for approximately $9.6 million through a secondary marketplace. The investments were subject to a Facebook, Inc. right of first refusal, which expired thirty days after the date of investment. At December 31, 2011 these assets were held as Other Assets. In February 2012, Hercules was notified that Facebook Inc. had not exercised its repurchase right with respect to any of the shares and had executed all documents necessary to fully transfer the ownership of the shares to Hercules. Accordingly, during the quarter ended March 31, 2012, the investment in Facebook, Inc. was transferred from Other Assets to Investments.

At March 31, 2012, we had unfunded contractual commitments of approximately $125.4 million to 24 new and existing companies. Approximately $40.1 million of these unfunded origination activity commitments are dependent upon the portfolio company reaching certain milestones before the Hercules debt commitment becomes available.

These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, we have approximately $59.3 million of non-binding term sheets outstanding to eight new and existing companies at March 31, 2012. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the loan portfolio at March 31, 2012 was approximately $614.6 million, compared to a fair value of approximately $396.6 million at March 31, 2011. The fair value of the equity portfolio at March 31, 2012 and 2011 was approximately $47.9 million and $27.0 million, respectively. The fair value of our warrant portfolio at March 31, 2012 and 2011 was approximately $32.0 million and $21.5 million, respectively.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. During the three-month period ended March 31, 2012, we received approximately $35.5 million of principal repayments, including normal principal amortization repayments of approximately $19.0 million, and early repayments and working line of credit pay-downs of approximately $16.5 million. During the quarter ended March 31, 2012, we restructured our debt investments in one portfolio company for approximately $22.8 million and converted $356,000 of debt to equity.

Total portfolio investment activity as of March 31, 2012 (unaudited) and December 31, 2011 is as follows:

(in millions)	March 31, 2012	December 31, 2011
Beginning Portfolio	$652.9	$472.0
Purchase of debt investments	62.9	433.4
Equity Investments	2.1	1.9
Sale of Investments	(4.4)	(18.5)
Principal payments received on investments	(19.0)	(65.2)
Early pay-offs and recoveries	(16.5)	(182.1)
Accretion of loan discounts and paid-in-kind principal	4.1	6.6
Net change in unrealized depreciation in investments	2.7	4.8
Net change in unrealized appreciation (depreciation) in Citigroup participation	0.1	(0.2)
Conversion of Debt and Other Assets to Equity	9.6	0.2
Restructure fundings	—	16.1
Restructure payoffs	—	(16.1)

Ending Portfolio	$694.5	$652.9

The following table shows the fair value of our portfolio of investments by asset class as of March 31, 2012 (unaudited) and December 31, 2011 (excluding unearned income).

	March 31, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$552,415	79.5%	$482,268	73.9%
Senior secured debt	94,186	13.6%	133,544	20.4%
Preferred stock	27,250	3.9%	30,181	4.6%
Common Stock	20,613	3.0%	6,877	1.1%

	$694,464	100.0%	$652,870	100.0%

A summary of our investment portfolio at value by geographic location is as follows:

	March 31, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$681,345	98.1%	$634,736	97.2%
England	7,771	1.1%	8,266	1.3%
Iceland	5,198	0.8%	4,970	0.7%
Ireland	150	0.0%	3,842	0.6%
Canada	—	0.0%	672	0.1%
Israel	—	0.0%	384	0.1%

	$694,464	100.0%	$652,870	100.0%

Our portfolio companies are primarily privately held expansion-and established-stage companies in the drug discovery, internet consumer and business services, clean technology, drug delivery, media/content/info, software, specialty pharmaceuticals, healthcare services, communications and networking, information services, consumer and business products, therapeutic, medical device and equipment, semiconductors, surgical devices, biotechnology tools, diagnostic, and electronics and computer hardware industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

The largest portfolio companies vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies. As of both March 31, 2012 and December 31, 2011, our ten largest portfolio companies represented approximately 37.9% of the total fair value of our investments in portfolio companies. At both March 31, 2012 and December 31, 2011, we had seven investments that represented 5% or more of our net assets. At March 31, 2012, we had four equity investments representing approximately 59.2% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2011, we had seven equity investments which represented approximately 63.8% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of such investments.

As of March 31, 2012, approximately 52.7% of the fair value of our portfolio was composed of investments in four industries: 19.8% was composed of investments in the drug discovery and development industry, 12.7% was composed of investments in the internet consumer and business services industry; 11.8% was composed of investments in the clean technology industry and 8.4% was composed of investments in the drug delivery industry.

As of March 31, 2012, over 99% of our debt investments were in a senior secured first lien position, and more than 91.1% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR based interest rate floor. Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price equal to the most recent equity financing round at the time of issuance. As of March 31, 2012, we held warrants in 110 portfolio companies, with a fair value of approximately $32.0 million. The fair value of the warrant portfolio has increased by approximately 6.4% as compared to the fair value of $30.0 million at December 31, 2011. These warrant holdings would require us to invest approximately $72.4 million to exercise such warrants.

Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants which have monetized since inception, we have realized warrant gain multiples in the range of approximately 1.04x to 8.74x based on the historical rate of return on our investments. However, our current warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant interests. The value of our senior secured debt (without warrants) at March 31, 2012 was approximately $94.2 million compared to approximately $133.5 million at December 31, 2011. The increase in 2011 was primarily attributable to two new investments in lower middle market technology companies, which typically do not have equity enhancement features.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control.” Generally, under the 1940 Act, we are deemed to “control” a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of us, as defined in the 1940 Act, which are not control investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more but less than 25% of the voting securities of such company. “Non-control/ non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three months ended March 31, 2012 and March 31, 2011:

(in thousands)	March 31, 2012
Portfolio Company	Type	Fair Value at March 31, 2012	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation) /Appreciation	Realized Gain/(Loss)
MaxVision Holding, LLC.	Control	$675	$13	$26	$—	$—
E-Band Communications, Corp.	Affiliate investment	1,094	6	1,076	—	—

Total		$1,769	$19	$1,102	$—	$—

(in thousands)	March 31, 2011
Portfolio Company	Type	Fair Value at March 31, 2011	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation) /Appreciation	Realized Gain/(Loss)
E-Band Communications, Corp.	Affiliate investment	$2,032	$—	$(1,037)	$—	$—

Total		$2,032	$—	$(1,037)	$—	$—

The following table shows the fair value of our portfolio by industry sector at March 31, 2012 (unaudited) and December 31, 2011:

	March 31, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$137,364	19.8%	$131,428	20.1%
Internet Consumer & Business Services	88,094	12.7%	117,542	18.0%
Clean Tech	81,938	11.8%	64,587	9.9%
Drug Delivery	58,006	8.4%	62,665	9.6%
Media/Content/Info	49,518	7.1%	38,476	5.9%
Software	43,788	6.3%	27,850	4.3%
Specialty Pharma	38,783	5.6%	39,384	6.0%
Healthcare Services, Other	36,605	5.3%	—	0.0%
Communications & Networking	33,896	4.9%	28,618	4.4%
Information Services	32,827	4.7%	45,850	7.0%
Consumer & Business Products	18,977	2.7%	4,186	0.6%
Therapeutic	18,479	2.7%	35,911	5.5%
Medical Device & Equipment	14,190	2.0%	—	0.0%
Semiconductors	13,473	1.9%	9,733	1.5%
Surgical Devices	12,484	1.8%	11,566	1.8%
Biotechnology Tools	8,173	1.2%	18,693	2.9%
Diagnostic	7,082	1.0%	15,158	2.3%
Electronics & Computer Hardware	787	0.1%	1,223	0.2%

	$694,464	100.0%	$652,870	100.0%

During the three months ended March 31, 2012, we recognized net realized gains of approximately $2.9 million on the portfolio. We recorded approximately $2.2 million and $1.3 million of realized gains from the sale of equity in BARRX Medical, Inc. and Aegerion Pharmaceuticals, Inc., respectively. These gains were partially offset by realized losses of approximately $460,000 from the sale of our common stock in two public portfolio companies and due to the complete write off of warrants in one private portfolio company that had a cost basis of approximately $355,000.

During the three-months ended March 31, 2011, we recognized net realized gains of approximately $9.6 million from the sale of common stock in our public portfolio companies. During the three months ended March 31, 2011, we recognized realized losses of approximately $5.2 million from equity, loan, and warrant investments in portfolio companies that have been liquidated.

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of March 31, 2012 (unaudited) and December 31, 2011, respectively.

	March 31, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	$124,786	20.3%	$104,516	17.8%
2	349,858	56.9%	403,114	68.8%
3	129,211	21.0%	70,388	12.0%
4	10,094	1.7%	6,722	1.2%
5	675	0.1%	1,027	0.2%

	$614,624	100.0%	$585,767	100.0%

As of March 31, 2012, our investments had a weighted average investment grading of 2.08 as compared to 2.01 at December 31, 2011. The downgrade in investment grading is primarily attributable to seven companies being downgraded from a 2 to a 3 and one company being downgraded from a 3 to a 4, partially offset by one company upgraded from a 3 to a 2 and a complete payoff of a rated 4 company as of March 31, 2012. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria and their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and have therefore been downgraded until their funding is complete or their operations improve. At March 31, 2012, 43 portfolio companies that were graded 2, 17 portfolio companies were graded 3, two portfolio companies were graded 4, and one portfolio company was graded 5 as compared to 43 portfolio companies that were graded 2, 12 portfolio companies that were graded 3, two portfolio companies that were grade 4, and two portfolio companies that were graded 5 at December 31, 2011.

At March 31, 2012, there was one portfolio company on non-accrual status with a fair value of $675,000. There was one portfolio company on non-accrual status as of December 31, 2011 with a fair value of approximately $1.0 million.

The effective yield on our debt investments for the three month periods ended March 31, 2012 and 2011 was 14.6% and 18.1%, respectively. This yield was lower period over period due to fewer fee accelerations attributed to early payoffs and one-time events during the current quarter as compared to the prior year. The effective yield excluding payoffs on our debt investments for the three month periods ended March 31, 2012 and 2011 was 13.7% and 15.9%, respectively. The decline in rate is due primarily to the repayments of higher yielding investments over the course of the year which existed during the prior period.

The overall weighted average yield to maturity of our loan investments was approximately 13.4% and 12.6% at March 31, 2012 and December 31, 2011. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $25.0 million. Our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from Prime to approximately 14.0 % as of March 31, 2012. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees, PIK provisions or prepayment fees which may be required to be included in income prior to receipt.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. We had approximately $3.1 million and $4.5 million of unamortized fees at March 31, 2012 and December 31, 2011, respectively, and approximately $5.4 million and $4.4 million in exit fees receivable at March 31, 2012 and December 31, 2011, respectively. We recognize nonrecurring fees amortized over the remaining term of the loan relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (“OID”) related to early loan pay-off or material modification of the specific debt outstanding.

We have loans in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $298,000 and $556,000 in PIK income in the three month periods ended March 31, 2012 and 2011. In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. We had no income from advisory services in the three month period ended March 31, 2012.

In some cases, we collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property.

At March 31, 2012, approximately 65.7% of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 33.5% of the loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 0.8% of portfolio company loans had an equipment only lien.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security for emerging-growth, expansion-stage and established-stage companies. In addition, certain loans may include an interest-only period ranging from three to eighteen months for emerging-growth and expansion-stage companies and longer for established-stage companies. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Results of Operations

Comparison of the three month periods ended March 31, 2012 and 2011

Investment Income

Total investment income in the first quarter of 2012 was approximately $22.4 million compared to approximately $19.2 million in the first quarter of 2011. Interest income for the three month periods ended March 31, 2012 and 2011, totaled approximately $20.3 million and $16.5 million, respectively. The increase in interest income is attributable to an increase of loan interest income and back end interest income of approximately $3.2 million and $1.3 million, partially offset by decreases in default interest income and PIK interest income of approximately $324,000 and $258,000, respectively. Income from commitment, facility and loan related fees for the three month periods ended March 31, 2012 and 2011, totaled approximately $2.1 million and $2.7 million, respectively. The decrease in income from commitment, facility and loan related fees is primarily the result of a decrease in one time fees of approximately $585,000 and a decrease in amendment revenue of approximately $384,000 partially offset by an increase in facility fees of approximately $220,000.

The following table shows the PIK-related activity for the three months ended March 31, 2012 and 2011, at cost:

	Three Months Ended March 31,
(in thousands)	2012	2011
Beginning PIK loan balance	$2,041	$3,955
PIK interest capitalized during the period	280	909
Payments received from PIK loans	—	(1,733)

Ending PIK loan balance	$2,321	$3,131

The decrease in payments received from PIK loans during the three months March 31, 2012 is due to $1.5 million of PIK collected in conjunction with the sale of our investment in Infologix, Inc. in the first quarter of 2011.

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. We had no income from advisory services in the three month period ended March 31, 2012.

Operating Expenses

Operating expenses, which are comprised of interest and fees, general and administrative and employee compensation, totaled approximately $11.0 million and $9.3 million during the three month periods ended March 31, 2012 and 2011, respectively.

Interest and fees totaled approximately $5.0 million and $3.2 million during the three-month periods ended March 31, 2012 and 2011, respectively. The increase is primarily attributed to $1.3 million of interest and fee expenses during the three month period ended March 31, 2012, respectively, related to the $75.0 million of Convertible Senior Notes issued on April 15, 2011. Additionally, we incurred approximately $271,000 of non cash interest expense during the three month period ended March 31, 2012 attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. Additionally, we recognized an acceleration of approximately $457,000 of unamortized fees in connection with the pay down of $24.3 million SBA debentures in February 2012. We had a weighted average cost of debt comprised of interest and fees of approximately 6.8% at March 31, 2012, as compared to 7.7% during the first quarter of 2011. The decrease was primarily attributed to the decline in the weighted average cost of debt on outstanding SBA debentures at 5.8% in the first quarter of 2012 versus 7.3% in the first quarter of 2011.

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, workout and various other expenses. Expenses decreased to $1.8 million from $2.2 million for the three month periods ended March 31, 2012 and 2011, respectively, primarily due to decreases of approximately $191,000 and $134,000 in auditing fees and workout related expenses, respectively.

Employee compensation and benefits totaled approximately $3.4 million and $3.3 million during the three month periods ended March 31, 2012, and 2011, respectively. We expect to continue to hire to meet our portfolio growth. Stock-based compensation totaled approximately $826,000 and $721,000 during the three month periods ended March 31, 2012 and 2011, respectively. These increases were due primarily to the expense on restricted stock grants issued in the first quarter of 2012. See “Financial Condition, Liquidity, and Capital Resources” for disclosure of additional expenses.

Net Investment Income Before Investment Gains and Losses

Net investment income per share was $0.24 for the quarter ended March 31, 2012 compared to $0.23 per share in the quarter ended March 31, 2011, based on 47,018 and 42,737 weighted average shares outstanding, respectively. Net investment income before investment gains and losses for the three month periods ended March 31, 2012 and 2011, totaled approximately $11.4 million and $9.8 million, respectively. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three months ended March 31, 2012, we recognized net realized gains of approximately $2.9 million on the portfolio. We recorded approximately $2.2 million and $1.3 million of realized gains from the sale of equity in BARRX Medical, Inc. and Aegerion Pharmaceuticals, Inc., respectively. These gains were partially offset by realized losses of approximately $460,000 from the sale of our common stock in two public portfolio companies and due to the complete write off of warrants in one private portfolio company that had a cost basis of approximately $355,000.

A summary of realized gains and losses for the three month periods ended March 31, 2012 and 2011 is as follows:

	Three Months Ended March 31,
(in thousands)	2012	2011
Realized gains	$3,690	$9,599
Realized losses	(813)	(5,229)

Net realized gains (losses)	$2,877	$4,370

The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors. This net unrealized appreciation was primarily comprised of increases in the fair value of our portfolio companies due to positive company performance and market conditions.

The following table itemizes the change in net unrealized appreciation/depreciation of investments for the three month periods ended March 31, 2012 and 2011:

	Three Months Ended March 31,
	2012	2011
(in thousands)	Amount	Amount
Gross unrealized appreciation on portfolio investments	$19,330	$6,340
Gross unrealized depreciation on portfolio investments	(12,502)	(17,889)
Reversal of prior period net unrealized appreciation upon a realization	(4,508)	(9,446)
Reversal of prior period net unrealized depreciation upon a realization	429	5,606
Citigroup Warrant Participation	104	37

Net unrealized appreciation (depreciation) on portfolio investments	$2,853	$(15,352)

During the three-month period ended March 31, 2012, we recorded approximately $2.8 million of net unrealized appreciation from our loans, warrant and equity investments. Approximately $2.7 million and $1.6 million is attributed to net unrealized appreciation on equity and warrants, respectively, due to enterprise valuation appreciation for various portfolio companies, offset by approximately $1.5 million net unrealized depreciation on our debt investments related to fluctuations in current market interest rates.

Included in this amount is unrealized depreciation of approximately $3.5 million attributable to the reversal of prior period net unrealized appreciation upon being realized as a gain and approximately $1.1 million in unrealized depreciation attributable to the exercise of warrants to equity. As of March 31, 2012, the net unrealized depreciation recognized by us was increased by approximately $104,000 due to the warrant participation agreement with Citigroup. For a more detailed discussion of the warrant participation agreement, see the discussion set forth under Note 4 to the Consolidated Financial Statements.

During the same periods ending March 31, 2011 net unrealized depreciation totaled approximately $11.4 million, $2.1 million and $1.8 million from equity, warrant and loan investments, respectively.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Net Increase in Net Assets Resulting from Operations and Change in Net Assets per Share

For the three months ended March 31, 2012, the net increase in net assets resulting from operations totaled approximately $17.1 million. For the three months ended March 31, 2011, the net decrease in net assets resulting from operations totaled approximately $1.2 million. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share for the three month period ended March 31, 2012 was $0.36 as compared to basic and fully diluted change in net assets per common share of $(0.03) for the three month period ended March 31, 2011.

Financial Condition, Liquidity, and Capital Resources

Our liquidity and capital resources are derived from our credit facilities, SBA debentures, Convertible Senior Notes and cash flows from operations, including investment sales and repayments, and income earned.

Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our credit facilities, SBA debentures and the proceeds from the rotation of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration and private offerings of securities, by securitizing a portion of our investments or borrowing from the SBA through our SBIC subsidiaries, among other sources.

At March 31, 2012, we had $75.0 million of Convertible Senior Notes payable and approximately $200.7 million SBA debentures payable. We had no borrowings outstanding under the Wells Facility and Union Bank Facility.

During the three months ended March 31, 2012, our operating activities used $17.7 million of cash and cash equivalents, compared to $24.8 million provided during the three months ended March 31, 2011. The $42.5 million decrease in cash provided by operating activities resulted primarily from a reduction of principal payments received on investments of approximately $50.5 million during the quarter ended March 31, 2012. During the three months ended March 31, 2012, our financing activities provided $1.7 million of cash, compared to $15.6 million used during the three months ended March 31, 2011. This $17.3 million increase in cash provided by financing activities was primarily attributed to net proceeds from the issuance of common stock of $47.2 million, offset by the repayments of borrowings of approximately $34.8 million and by cash dividend payments of $10.7 million.

As of March 31, 2012, net assets totaled $485.4 million, with a net asset value per share of $9.76. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

In January 2012, we completed a follow-on public offering of 5.0 million shares of common stock for proceeds of approximately $48.05 million, before deducting offering expenses, to us. Additionally, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2011 Annual Shareholder Meeting held on June 1, 2011, our stockholders authorized us, with the approval of our Board of Directors, to sell up to 20% of our outstanding common stock at a price below our then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. At our Annual Meeting of Stockholders scheduled for May 30, 2012, or any adjournment thereof, we will again seek to obtain such shareholder authorization. There can be no assurance that these capital resources will be available.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. As of March 31, 2012 our asset coverage ratio under our regulatory requirements as a business development company was 1,009.1%, excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when including our SBA debentures was 274.5% at March 31, 2012. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage.

At March 31, 2012 (unaudited) and December 31, 2011, we had the following borrowing capacity and outstanding amounts:

	March 31, 2012		December 31, 2011
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$55,000	$—	$55,000	$—
Wells Facility	75,000	—	75,000	10,187
Convertible Senior Notes(2)	75,000	70,624	75,000	70,353
SBA Debentures(3)	225,000	200,750	225,000	225,000

Total	$430,000	$271,374	$430,000	$305,540

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.
(2)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $4,376 at March 31, 2012.
(3)	In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2012, we submitted a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request, what the pricing will be or that we will draw on any possible commitment.

On September 27, 2006, HT II received a license and on May 26, 2010 HT III received a license to operate as SBICs under the SBIC program and are able to borrow funds from the SBA against eligible investments. As of March 31, 2012, all required contributed capital from the Company has been invested into HT II and HT III. We are the sole limited partner of HT II and HT III and HTM is the general partner. HTM is our wholly-owned subsidiary. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2012 as a result of having sufficient capital as defined under the SBA regulations. HT II and HT III hold approximately $198.4 million and $170.3 million in assets, respectively, and accounted for approximately 19.5% and 16.7% of our total assets prior to consolidation at March 31, 2012.

With our net investment of $75.0 million in HT II as of March 31, 2012, HT II has the capacity to issue a total of $125.0 million of SBA guaranteed debentures, of which $100.7 million was outstanding at March 31, 2012. As of March 31, 2012, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. As of March 31, 2012, HT II has paid the SBA commitment fees of approximately $1.5 million. As of March 31, 2012, we held investments in HT II in 54 companies with a fair value of approximately $188.1 million, accounting for approximately 27.1% of our total portfolio at March 31, 2012.

As of March 31, 2012, HT III had the potential to borrow up to $100.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $50.0 million in HT III as of March 31, 2012, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.0 million was outstanding at March 31, 2012. As of March 31, 2012, HT III has paid the SBA commitment fees of approximately $1.0 million. As of March 31, 2012, we held investments in HT III in 25 companies with a fair value of approximately $129.0 million accounting for approximately 18.6% of our total portfolio at March 31, 2012.

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	March 31, 2012	December 31, 2011
SBA Debentures:
September 26, 2007	September 1, 2017	6.43%	$12,000	$12,000
March 26, 2008	March 1, 2018	6.38%	47,550	58,050
September 24, 2008	September 1, 2018	6.63%	—	13,750
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
March 21, 2012	March 1, 2022	3.28%	25,000	25,000

Total SBA Debentures			$200,750	$225,000

(1)	Interest rate includes annual charge

As of March 31, 2012, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In the aggregate, at March 31, 2012 there was $200.7 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries and we intend to seek an additional $24.3 million under HT III, which will bring us to the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

We believe that our current cash and cash equivalents, cash generated from operations, and funds available from the credit facilities will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of March 31, 2012, we had unfunded commitments of approximately $125.4 million. Approximately $40.1 million of these unfunded debt commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Wells Facility, our Union Bank Facility and the proceeds from our Convertible Senior Notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, we had approximately $59.3 million of non-binding term sheets outstanding to eight new and existing companies, which generally convert to contractual commitments within approximately 45 to 60 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of March 31, 2012:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$271,374	$—	$—	$70,624	$200,750
Operating Lease Obligations(5)	8,186	1,248	2,288	2,538	2,112

Total	$279,560	$1,248	$2,288	$73,162	$202,862

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have a warrant participation agreement with Citigroup. See Note 4 to our consolidated financial statements.
(3)	Includes borrowings under the SBA debentures. There were no outstanding borrowings under the Wells Facility or Union Bank Facility at March 31, 2012.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $4,376 at March 31, 2012.
(5)	Long-term facility leases.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of March 31, 2012, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. HT II has a total of $100.7 million of SBA guaranteed debentures outstanding as of March 31, 2012 and has paid the SBA commitment fees of approximately $1.5 million. As of March 31, 2012, the Company held investments in HT II in 54 companies with a fair value of approximately $188.1 million, accounting for approximately 27.1% of our total portfolio at March 31, 2012.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With our net investment of $50.0 million in HT III as of March 31, 2012, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.0 million was outstanding as of March 31, 2012. As of March 31, 2012, HT III has paid commitment fees of approximately $1.0 million. As of March 31, 2012, we held investments in HT III in 25 companies with a fair value of approximately $129.0 million accounting for approximately 18.6% of our total portfolio at March 31, 2012.

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2012 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.77% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 21, 2012 were 0.285% and 0.515% depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended March 31, 2012 for HT II was approximately $115.4 million with an average interest rate of approximately 6.0%. The average amount of debentures outstanding for the quarter ended March 31, 2012 for HT III was approximately $100.0 million with an average interest rate of approximately 2.9%.

In January 2011, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In February 2011, we submitted a request to the SBA to borrow $25.0 million under a new capital commitment and in April 2011, the SBA approved a $25.0 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $125.0 million was available in HT II and $100.0 million was available in HT III.

In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at 6.63%, including annual fees. In April 2012, we submitted a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request, what the pricing will be or that we will draw on any possible commitment.

As of March 31, 2012, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In the aggregate, at March 31, 2012 there was $200.7 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries and we intend to seek an additional $24.3 million under HT III, which will bring us to the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. For the three-month period ended March 31, 2012, this non-use fee was approximately $137,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. In January 2012, we repaid the entire principal balance outstanding as of December 31, 2011 under the Wells Facility of approximately $10.2 million. At March 31, 2012, there were no borrowings outstanding under the Wells Facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the cumulative amount of equity raised after March 31, 2011. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that we subsequently raise. As of March 31, 2012, the minimum tangible net worth covenant has increased to $357.2 million as a result of the January 2012 follow-on public offering of 5.0 million shares of common stock for proceeds of approximately $48.05 million. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at March 31, 2012.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended March 31, 2012, this non-use fee was approximately $70,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. At March 31, 2012, there were no borrowings outstanding on this facility.

The Union Bank Facility contains various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of March 31, 2012, the minimum tangible net worth covenant has increased to $356.5 million as a result of the January 2012 follow-on public offering of 5.0 million shares of common stock for net proceeds of approximately $47.2 million. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. On March 30, 2012 the Company entered into an amendment to the Union Bank Facility which permitted the Company to issue the Existing Notes and permits the Company to issue the Notes offered hereby. We were in compliance with all covenants at March 31, 2012.

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016. As of March 31, 2012, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $70.6 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

In accounting for the Convertible Senior Notes, we estimated that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes has initially been recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 7.9%.

As of March 31, 2012, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of March 31, 2012
Principal amount of debt	$75,000
Original issue discount, net of accretion	(4,376)

Carrying value of debt	$70,624

For the three months ended March 31, 2012, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

(in thousands)	Three Months Ended March 31, 2012
Stated interest expense	$1,125
Accretion of original issue discount	271
Amortization of debt issuance cost	144

Total interest expense and fees	$1,540

Cash paid for interest expense	$—

As of March 31, 2012, we are in compliance with the terms of the indentures governing the Convertible Senior Notes. See Note 4 to our consolidated financial statements for more detail on the Convertible Senior Notes.

Citibank Credit Facility

We, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, we paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $611,000 as of March 31, 2012 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between April 2012 and January 2017.

Outstanding Borrowings

At March 31, 2012 (unaudited) and December 31, 2011, we had the following borrowing capacity and outstanding borrowings:

	March 31, 2012		December 31, 2011
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$55,000	$—	$55,000	$—
Wells Facility	75,000	—	75,000	10,187
Convertible Senior Notes(2)	75,000	70,624	75,000	70,353
SBA Debentures(3)	225,000	200,750	225,000	225,000

Total	$430,000	$271,374	$430,000	$305,540

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.
(2)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $4,376 at March 31, 2012.
(3)	In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2012, we submitted a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request, or what the pricing will be or that we will draw on any possible commitment.

Dividends

The following table summarizes our dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17,2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24

			$7.16

*	Dividend paid in cash and stock.

On April 30, 2012 the Board of Directors increased the quarterly dividend by $0.01, or approximately 4%, and declared a cash dividend of $0.24 per share which was paid on May 25, 2012 to shareholders of record as of May 18, 2012. This dividend represents the Company’s twenty-seventh consecutive quarterly dividend declaration since its initial public offering, and will bring the total cumulative dividend declared to date to $7.16 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90 – 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the tax attributes of our 2012 distributions to stockholders. If we had determined the tax attributes of our distributions year-to-date as of March 31, 2012, approximately 98% would be from ordinary income and spillover earnings from 2011, and 2% would be a return of capital.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments.

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures (formerly known as SFAS No. 157, Fair Value Measurements). At March 31, 2012, approximately 91.0% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, it values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with our investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee which incorporates the results of the independent valuation firm as appropriate.

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of March 31, 2012. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements.

Quantitative Information about Level 3 Fair Value Measurements of Debt Investments

Investment Type - Level Three Debt Investments	Fair Value at March 31, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Pharmaceuticals - Debt	$224,765	Market Comparable Companies	Market Yield Premium/(Discount)	12.2% - 20.0% (1.0%) - 2.0%
		Option Pricing Model(b)	Average Industry Volatility(c) Risk Free Interest Rate Estimated Time to Exit (in months)	60.92% 0.19% 12
Medical Devices - Debt	37,250	Market Comparable Companies	Market Yield	12.8%
			Premium	0.0% - 1.3%
Technology - Debt	101,114	Market Comparable Companies	Market Yield	11.1% - 14.3%
			Premium/(Discount)	(2.5%) - 1.0%
Clean Tech - Debt	79,091	Market Comparable Companies	Market Yield	12.8% - 19.5%
			Premium	0.0% - 1.0%
Lower Middle Market - Debt	172,404	Market Comparable Companies	Market Yield	11.1% - 17.6%
			Premium	0.0% - 5.0%
		Broker Quote(d)	Price Quotes	93.0% - 99.5% of par
		Liquidation	Investment Collateral	$88 - $545
			Other Costs	$43 - $99

Total Level Three Debt Investments	$614,624

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Schedule of Investments are included in the industries noted above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, Diagnostic and Biotechnology Tools industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Information Services, Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Clean Tech, above, aligns with the Clean Tech industry in the Schedule of Investments.

(b)	An option pricing model valuation technique was used to derive the value of the conversion feature of convertible notes.
(c)	Represents the range of industry volatility used by market participants when pricing the investment.
(d)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

Quantitative Information about Level 3 Fair Value Measurements of Warrants and Equity Investments

Investment Type -	Fair Value at March 31, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
(in thousands)
Level Three Warrant and Equity Investments	$67,567	Market Comparable Companies	EBITDA Multiple(b)	3.90x - 43.23x
			Revenue Multiple(b)	0.63x - 15.47x
			Discount for Lack of Marketability(c)	10.3% - 25.8%
Warrant positions additionally subject to:		Option Pricing Model	Average Industry Volatility(d)	41.54% - 60.92%
			Risk-Free Interest Rate	0.17% - 0.77%
			Estimated Time to Exit (in months)	9 - 48

Total Level Three Warrant and Equity Investments	$67,567

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

Our debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

We apply a procedure for debt investments that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. We use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity-related securities. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition.

We record interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. As of March 31, 2012, we had one portfolio company on non-accrual status with an approximate cost of $10.9 million and a fair value of approximately $675,000. There was one portfolio company on non-accrual status with an approximate cost of $7.7 million and a fair value of approximately $1.0 million as of December 31, 2011.

Paid-In-Kind and End of Term Income.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $298,000 and $556,000 in PIK income in the three-month periods ended March 31, 2012 and 2011, respectively.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are being amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

Stock-Based Compensation.

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period.

Federal Income Taxes.

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We are subject to a non-deductible federal excise tax if we do not distribute at least 98% of our taxable income and 98.2% of our capital gain net income for each one year period ending on October 31. At

December 31, 2011, 2010 and 2009, no excise tax was recorded. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04—Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, or ASU 2011-04. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The highest and best use valuation premise is only applicable to non-financial assets. In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; (2) a description of the valuation processes in place; and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities and as such we have adopted this ASU beginning with our quarter ended March 31, 2012. We have increased our disclosures related to Level 3 fair value measurement, in addition to other required disclosures. There were no related impacts on our financial position or results of operations.

Subsequent Events

Liquidity and Capital Resources

On April 17, 2012, we and U.S. Bank, N.A. (the “Trustee”), entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture (the “Indenture”) between us and the Trustee, dated April 17, 2012, relating to our issuance, offer and sale of $43.0 million aggregate principal amount of the Existing Notes. The sale of the Existing Notes generated net proceeds of approximately $41.7 million.

The Existing Notes will mature on April 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The Existing Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012.

The Existing Notes will be our direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the Existing Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of HT II and HT III and any borrowings under our revolving senior secured credit facilities.

The Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring us to comply with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, and to provide financial information to the holders of the Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding Notes in a series may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The Existing Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among us and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement. We granted the underwriters an option to purchase up to an additional $6.45 million in aggregate principal amount of the Existing Notes to cover over-allotments, if any. The transaction closed on April 17, 2012.

Dividend Declaration

On April 30, 2012 the Board of Directors increased the quarterly dividend by $0.01, or approximately 4%, and declared a cash dividend of $0.24 per share that will be payable on May 25, 2012 to shareholders of record as of May 18, 2012. This dividend represents the Company’s twenty-seventh consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $7.16 per share.

Portfolio Company Developments

In April 2012, we sold our equity investment in portfolio company Annie’s, Inc. In connection with the sale, we expect to realize a net gain of approximately $2.3-$2.4 million, representing an internal rate of return of approximately 28.0% on Hercules’ total investments in Annie’s, Inc.

In April 2012, our portfolio company NEXX Systems, Inc, reached a definitive agreement to be acquired by Tokyo Electron. In connection with the sale, we expect to realize a net gain of approximately $5.2 million for the sale of our warrant and equity investments in the second quarter.

In April 2012, we received full repayment of our $24.2 million term loan with Pacira Pharmaceuticals, Inc., our $5.6 million term loan with PolyMedix, Inc. and our $8.5 million in term loan investments with other portfolio companies.

In April 2012, we transferred the listing of our common stock from the NASDAQ Global Select Market to the New York Stock Exchange (the “NYSE”) and began trading our stock on the NYSE on April 30, 2012 under our ticker symbol “HTGC”.

Closed and Pending Commitments

As of May 8, 2012, Hercules has:

a.	Closed commitments of approximately $45.0 million to new and existing portfolio companies, and funded approximately $22.6 million since the close of the first quarter.

b.	Pending commitments (signed non-binding term sheets) of approximately $129.7 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
Q1-12 Closed Commitments	$101.3
Q2-12 Closed Commitments (as of May 8, 2012)	$45.0
Total 2012 Closed Commitments(a)	$146.3
Pending Commitments (as of May 8, 2012)(b)	$129.7
Total	$276.0

Notes:

a.	Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net investment income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

As of March 31, 2012, approximately 91.1% of our portfolio loans were at variable rates or variable rates with a floor and 8.9% of our loans were at fixed rates. Over time additional investments may be at variable rates. We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. Interest rates on our borrowings are based primarily on LIBOR. Borrowings under our SBA program are fixed at the ten year treasury rate every March and September for borrowings of the preceding six months. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in six-month periods. The rates of borrowings under the various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 2.77% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 21, 2012 were 0.285% and 0.515% depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended March 31, 2012 for HT II was approximately $115.4 million with an average interest rate of approximately 6.0%. The average amount of debentures outstanding for the quarter ended March 31, 2012 for HT III was approximately $100.0 million with an average interest rate of approximately 2.9%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. For the three-month period ended March 31, 2012, this non-use fee was approximately $137,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. In January 2012, we repaid the entire principal balance outstanding as of December 31, 2011 under the Wells Facility, approximately $10.2 million. At March 31, 2012, there were no borrowings outstanding under the Wells Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility required the payment of an unused fee of 0.50% annually. For the three-month period ended March 31, 2012, this non-use fee was approximately $70,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. There were no outstanding borrowings under this facility at March 31, 2012. On November 2, 2011, we renewed and amended the Union Bank Facility. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate. The Union Bank Facility will mature on November 2, 2014, revolving through the first 24 months with a term out provision for the remaining 12 months.

Borrowings under the Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to the our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

Disclosure Controls and Procedures

The Company has established disclosure controls and procedures to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms and that such information is accumulated and communicated to management of the Company, with the participation of its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

As of December 31, 2011, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer, Chief Financial and Accounting Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934). Based on that evaluation, our Chief Executive Officer, Chief Financial and Accounting Officer have concluded that our disclosure controls and procedures are effective in timely alerting them of material information relating to us that is required to be disclosed by us in the reports we file or submit under the Securities Exchange Act of 1934.

Internal Control Over Financial Reporting

Management’s Annual Report on Internal Control Over Financial Reporting

The Company is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting. As defined by the SEC, internal control over financial reporting is a process designed under the supervision of the Company’s principal executive and principal financial and accounting officer, approved and monitored by the Company’s Board of Directors, and implemented by management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. generally accepted accounting principles.

The Company’s internal control over financial reporting is supported by written policies and procedures, that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management of the Company conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“the COSO Framework”). Based on this assessment, management has concluded that the Company’s internal control over financial reporting was effective as of December 31, 2011.

Attestation Report of the Independent Registered Public Accounting Firm

The effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 has been audited by Pricewaterhousecoopers LLP, an independent registered public accounting firm who also audited the Company’s consolidated financial statements, as stated in their report, which is included in this prospectus.

Remediation of Previously Disclosed Material Weakness

As described in Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, the Company identified a material weakness in its internal control over financial reporting. In particular, management became aware of matters where existing controls did not operate effectively to detect manual input errors in calculations used to derive the fair value of some investment portfolio holdings as of the measurement date, thereby impacting reported amounts with respect to investments and net increase (decrease) in unrealized appreciation on investments. The Company initiated a remediation effort during the second quarter of 2011 to address the material weakness. During the remediation effort the Company:

•	added additional reviews of the accuracy of the number of equity security holdings as of the measurement date;

•	added additional reviews of manually input data used in the calculations supporting the fair value of investments as of the measurement date; and

•	added experienced professionals to augment and upgrade its financial staff to address issues of timeliness and completeness in financial reporting.

The Company continued its implementation and assessment of the additional controls during the third and fourth quarters of 2011 and found them to be operating effectively and have concluded as of December 31, 2011, this material weakness has been remediated.

Changes in Internal Control Over Financial Reporting in 2011

As a result of the remediation of the material weakness described above, there were changes in our internal control over financial reporting during the three months ended December 31, 2011, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. There were no other changes in our internal control over financial reporting during the three months ended December 31, 2011, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

UNDERWRITING

We are offering the Notes described in this prospectus supplement and the accompanying prospectus through a number of underwriters. Stifel, Nicolaus & Company, Incorporated is acting as representative of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally and not jointly agreed to purchase from us, the aggregate principal amount of Notes listed next to its name in the following table:

Underwriter	Principal Amount
Stifel, Nicolaus & Company, Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Janney Montgomery Scott LLC
Sterne, Agee & Leach, Inc.
Stephens Inc.
Wunderlich Securities, Inc.

Total

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

An underwriting discount of         % per Note will be paid by us. This underwriting discount will also apply to any Notes purchased pursuant to the overallotment option.

The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Note		Without Option	With Option
Public offering price(1)		%	$	$
Underwriting discount		%	$	$
Proceeds, before expenses, to us		%	$	$
(1) Plus accrued interest from April 17, 2012 (as if the Notes offered hereby had been issued on such date).

The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the Notes to certain other Financial Industry Regulatory Authority (FINRA) members at the public offering price less a concession not in excess of         % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of         % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement.

The expenses of the offering, not including the underwriting discount, are estimated at $                 and are payable by us.

Overallotment Option

We have granted an option to the underwriters to purchase up to an additional $                 aggregate principal amount of the Notes offered hereby at the public offering price within 30 days from the date of this prospectus supplement solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the above table.

No Sales of Similar Securities

We have agreed not to directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any debt securities issued by the Company which are substantially similar to the Notes or securities convertible into such debt securities which are substantially similar to the Notes for a period of 30 days after the date of this prospectus supplement without first obtaining the written consent of the Representative. This consent may be given at any time without public notice.

If (i) during the last 17 days of the foregoing 30-day period, we issue an earnings release or material news or a material event or (ii) prior to the expiration of the foregoing 30-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the foregoing 30-day period, the foregoing restrictions will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representative waives, in writing, such extension.

Listing

We listed the Existing Notes on the New York Stock Exchange under the trading symbol “HTGZ” and intend to list the Notes offered hereby under the same trading symbol.

We have been advised by the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include overallotment, covering transactions and stabilizing transactions. Overallotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Electronic Offer, Sale and Distribution of Notes

The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited principal amount of the Notes for sale to their online brokerage customers.

Other Relationships

The underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Hercules or our portfolio companies for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Hercules or on behalf of Hercules or any of our portfolio companies.

Stifel, Nicolaus & Company, Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Janney Montgomery Scott LLC, Sterne, Agee & Leach, Inc. and Wunderlich Securities, Inc. also were underwriters in connection with the offering of the Existing Notes.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us or any of our portfolio companies.

We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if—among other things—we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to Hercules or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our noteholders or any other persons.

In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered hereby. Any such short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Stifel, Nicolaus & Company, Incorporated is 501 N. Broadway, St. Louis, Missouri 63102; the principal address of BB&T Capital Markets is 901 East Byrd Street, Suite 410, Richmond, Virginia 23219; the principal address of Janney Montgomery Scott LLC is 1801 Market Street, Philadelphia, Pennsylvania 19103; the principal address of Sterne, Agee & Leach, Inc. is 800 Shades Creek Parkway, Birmingham, Alabama 35209; the principal address of Stephens Inc. is 111 Center Street, Suite 2400, Little Rock, Arkansas 72201; and the principal address of Wunderlich Securities, Inc. is 6000 Poplar Ave., is Suite 150, Memphis, Tennessee 38119.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus supplement in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus supplement may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of the material United States federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material United States federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for United States federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for United States federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the United States federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for United States federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to United States federal income tax as if they were United States citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the United States federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

Taxation of Note Holders

Under present law, we are of the opinion that the Notes will constitute indebtedness of us for United States federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to the Notes consistent with this characterization.

We intend to treat, for U.S. federal income tax purposes, the issuance of the Notes as a “qualified reopening” of our 7.00% Senior Notes due 2019 that were issued on April 17, 2012 with an issue price of 100% of their principal amount. Accordingly, we intend to treat the Notes offered hereby as having the same issue date and the same issue price as those previously issued Notes. The remainder of this summary assumes this treatment.

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

A portion of the price paid for a Note is attributable to the amount of unpaid interest on the Notes that has accrued from April 17, 2012 (the “pre-issuance accrued interest”). Pursuant to certain regulations, we intend to treat a portion of the first interest payment on the Notes as a return of the preissuance accrued interest, rather than an amount payable on such Note. A U.S. holder should be able to treat a portion of the first interest payment on a Note as a non-taxable return of the pre-issuance accrued interest paid by the U.S. holder, rather than as taxable interest, as if the U.S. holder purchased a debt instrument on the secondary market between interest payment dates. U.S. holders should consult their own tax advisors concerning the tax treatment of the pre-issuance accrued interest on the Note.

If a U.S. holder purchases a Note for an amount (excluding any amount attributable to the pre-issuance accrued interest described above) in excess of its stated principal amount, the U.S. holder will be considered to have purchased the Note with “bond premium” equal to the excess of the U.S. holder’s purchase price over the principal amount of the Note. A U.S. holder generally may elect to amortize the premium over the remaining term of the Note using a constant yield method as an offset to interest on the Notes when includible in income under the U.S. holder’s regular accounting method. If a U.S. holder makes this election, the U.S. holder will be required to reduce the U.S. holder’s tax basis in the Note by the amount of the premium amortized. If the U.S. holder does not elect to amortize the premium, that premium will decrease the gain or increase the loss the U.S. holder would otherwise recognize on disposition of the Note. An election to amortize premium will also apply to all other taxable debt instruments held or subsequently acquired by such U.S. holder on or after the first day of the first taxable year for which the election is made. Such an election may not be revoked without the consent of the IRS. U.S. holders should consult their own tax advisors about this election.

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Newly enacted legislation may require certain noncorporate U.S. holders to pay a 3.8% Medicare tax on, among other things, interest on and capital gains from the sale, exchange, redemption or retirement of the Notes. This legislation would apply for taxable years beginning after December 31, 2012. U.S. holders should consult their own tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of the Notes.

Taxation of Non-U.S. Holders. A non-U.S. holder generally will not be subject to United States federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) in the case of interest income, the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder provides a statement in the year in which a payment occurs or in the preceding 3 years, on an Internal Revenue Service (IRS) Form W-8BEN (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that the non-U.S. holder is the beneficial owner and is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to United States federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a United States trade or business, so long as the non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute form stating that the interest on the Notes is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S. in which case the interest will be subject to United States federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a United States taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Generally, a non-U.S. holder will not be subject to United States federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder) and (ii) that the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for United States federal estate tax purposes) generally will not be subject to the United States federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 28% (which rate currently is scheduled to increase to 31% for taxable years beginning on or after January 1, 2013) on, and to information reporting requirements with respect to, payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

The amount of interest we pay to a non-U.S. holder on the Notes will be reported to such non-U.S. Holder and to the IRS annually on an IRS Form 1042-S even if the non-U.S. holder is exempt from the 30% withholding tax described above. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where the non-U.S. holder is resident under provisions of an applicable income tax treaty or agreement.

In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes, unless an exemption applies. Backup withholding and information reporting will not apply to payments we make to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a United States person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a United States person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a Note through the foreign office of a broker who is a United States person or has certain enumerated connections with the U.S., the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other documentary evidence establishing that the non-U.S. holder is not a United States person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a United States person.

You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s United States federal income tax provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of interest or gross proceeds from the disposition of a debt instrument paid after December 31, 2012 to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. The date for implementation of these rules generally was extended by the IRS to January 1, 2014 for payments of fixed and determinable annual or periodic (FDAP) income, including interest, and to January 1, 2015 for other “withholdable payments,” including payments of gross proceeds. After these dates, payments of interest on, or gross proceeds from the sale or redemption of, the Notes made to a non-U.S. entity generally will be subject to the new information reporting regime; however, the new withholding obligations will only apply to obligations issued after March 18, 2012, and proposed Treasury regulations would extend this grandfathering provision to obligations that are outstanding on January 1, 2013. Congress delegated broad authority to the U.S. Treasury Department to promulgate regulations to implement the new withholding and reporting regime. It cannot be predicted whether or how these proposed Treasury regulations (if finalized) or any regulations promulgated by the U.S. Treasury Department pursuant to this broad delegation of regulatory authority will affect holders of the Notes. Prospective purchasers of the Notes should consult their own tax advisors regarding the new withholding and reporting provisions.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, NY.

EXPERTS

The financial statements as of December 31, 2011 and 2010 and for each of the two years in the period ended December 31, 2011 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of the Company for the year ended December 31, 2009 appearing in this prospectus have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 9, 2010, we dismissed Ernst & Young LLP as our independent registered public accounting firm. During the fiscal years ended December 31, 2008 and 2009 and through September 9, 2010, there were no disagreements between us and Ernst & Young LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years. Nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

On September 9, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2010. Through September 9, 2010, the date of the engagement of PricewaterhouseCoopers LLP, neither we nor any person on our behalf has consulted with PricewaterhouseCoopers LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, NY 10017.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus supplement and accompanying prospectus form a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONSOLIDATED FINANCIAL STATEMENTS

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(unaudited)

(dollars in thousands, except per share data)

	March 31, 2012 (unaudited)	December 31, 2011
Assets
Investments:
Non-control/Non-affiliate investments (cost of $681,242 and $642,038, respectively)	$692,695	$651,843
Affiliate investments (cost of $3,254 and $3,236, respectively)	1,094	—
Control investments (cost of $10,889 and $11,266, respectively)	675	1,027

Total investments, at value (cost of $695,385 and $656,540, respectively)	694,464	652,870
Cash and cash equivalents	48,433	64,474
Interest receivable	5,962	5,820
Other assets	14,507	24,230

Total assets	$763,366	$747,394

Liabilities
Accounts payable and accrued liabilities	$6,545	$10,813
Wells Fargo Loan	—	10,187
Long-term Liabilities (Convertible Debt)	70,624	70,353
Long-term SBA Debentures	200,750	225,000

Total liabilities	277,919	316,353
Commitments and Contingencies (Note 10)
Net assets consist of:
Common stock, par value	50	44
Capital in excess of par value	532,951	484,244
Unrealized depreciation on investments	(578)	(3,431)
Accumulated realized losses on investments	(40,165)	(43,042)
Distributions in excess of investment income	(6,811)	(6,774)

Total net assets	485,447	431,041

Total liabilities and net assets	$763,366	$747,394

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	49,721	43,853
Net asset value per share	$9.76	$9.83

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Senior Debt Matures December 2014 Interest rate Prime + 7.30% or Floor rate of 10.55%	$25,000	$24,645	$24,645
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Debt Matures September 2015 Interest rate Prime + 7.15% or Floor rate of 11.90%	$26,500	26,500	27,295
Cempra, Inc.(3)	Drug Discovery & Development	Senior Debt Matures December 2015 Interest rate Prime + 7.05% or Floor rate of 10.30%	$10,000	9,757	9,757
Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Senior Debt Matures November 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$6,693	7,131	7,271
Concert Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures October 2015 Interest rate Prime + 3.25% or Floor rate of 8.50%	$20,000	19,478	19,478
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%	$12,000	11,706	11,806
NeurogesX, Inc.(3)	Drug Discovery & Development	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$15,000	14,691	14,800
NextWave Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures June 2015 Interest rate Prime + 4.30% or Floor rate of 9.55%	$6,000	5,940	5,940
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures upon liquidation Interest rate Fixed 10.00%	$45	45	45
PolyMedix, Inc.(3)	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.10% or Floor rate of 12.35%	$5,889	5,762	5,762

Total Debt Drug Discovery & Development (26.12%)*				125,655	126,799

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.12%	$4,146	$4,014	$4,097
		Senior Debt Matures December 2012 Interest rate Prime + 4.25%	$1,100	1,100	1,058

Total Intelepeer, Inc.				5,114	5,155

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

OpenPeak, Inc.	Communications & Networking	Senior Debt Matures July 2015 Interest rate Prime + 8.75%	$7,685	7,498	7,498
Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures October 2013 Interest rate Prime + 7.50% or Floor rate of 12.00%	$4,074	3,943	3,885
PeerApp, Inc.(4)	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.50% or Floor rate of 11.50%	$1,471	1,526	1,526
PointOne, Inc.	Communications & Networking	Senior Debt Matures April 2015 Interest rate Libor + 9.00% or Floor rate of 11.50%	$7,733	7,559	7,375
		Senior Debt Matures September 2015 Interest rate Libor + 9.00% or Floor rate of 11.50%	$375	369	355

Total PointOne, Inc.				7,928	7,730
Stoke, Inc.(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.00% or Floor rate of 10.25%	$2,192	2,164	2,186

Total Debt Communications & Networking (5.76%)*				28,173	27,980

Central Desktop, Inc.	Software	Senior Debt Matures April 2014 Interest rate Prime + 6.75% or Floor rate of 10.50%	$2,713	$2,628	$2,669
Box.net, Inc.(4)	Software	Senior Debt Matures March 2015 Interest rate Prime + 3.75% or Floor rate of 7.50%	$9,647	9,477	9,190
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,451	1,484	1,484
		Senior Debt Matures July 2016 Interest rate Prime + 5.13% or Floor rate of 8.88%	$5,000	4,994	4,994

Total Box.net, Inc.				15,955	15,668

Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$3,416	3,359	3,387

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Kxen, Inc.(4)	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$3,000	2,978	2,841
SugarSync Inc.	Software	Senior Debt Matures April 2015 Interest rate Prime + 4.50% or Floor rate of 8.25%	$2,000	1,957	1,887
Tada Innovations, Inc.	Software	Senior Debt Matures June 2012 Interest rate Prime + 3.25% or Floor rate of 6.5%	$100	95	95
White Sky, Inc.	Software	Senior Debt Matures June 2014 Interest rate Prime + 7.00% or Floor rate of 10.25%	$1,293	1,254	1,267

Total Debt Software (5.73%)*				28,226	27,814

Maxvision Holding, LLC.(7)(8)	Electronics & Computer Hardware	Senior Debt Matures December 2013 Interest rate Prime + 8.25% or Floor rate of 12.00%, PIK interest 5.00%	$4,048	$3,999	$—
		Senior Debt Matures December 2013 Interest rate Prime + 6.25% or Floor rate of 10.00%, PIK interest 2.00%	$2,323	2,303	12

		Revolving Line of Credit Matures December 2013 Interest rate Prime + 6.25% or Floor rate of 10.00%	$868	1,005	663

Total Maxvision Holding, LLC				7,307	675

Total Debt Electronics & Computer Hardware (0.14%)*				7,307	675

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$9,711	9,666	9,874
Pacira Pharmaceuticals, Inc.(3)(4)	Specialty Pharmaceuticals	Senior Debt Matures November 2014 Interest rate Prime + 6.25% or Floor rate of 11.00%	$10,953	11,001	11,138
		Senior Debt Matures November 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$14,612	14,123	14,306

Total Pacira Pharmaceuticals, Inc.				25,124	25,444

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Convertible Senior Debt Matures March 2012 Interest rate 8.00%	$1,888	1,888	2,354

Total Debt Specialty Pharmaceuticals (7.76%)*				36,678	37,672

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 10.60% or Floor rate of 13.85%	$2,387	2,309	2,381
Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 9.25%	$1,250	1,221	1,156
		Senior Debt Matures March 2015 Interest rate Prime + 6.00% or Floor rate of 9.75%	$3,000	2,923	2,805

Total Kovio Inc.				4,144	3,961

Total Debt Semiconductors (1.31%)*				6,453	6,342

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$10,000	$9,807	$9,561
		Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$10,000	9,806	9,560

Total AcelRX Pharmaceuticals, Inc.				19,613	19,121

Alexza Pharmaceuticals, Inc.(3)(4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$9,190	9,327	9,519
BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$4,707	4,510	4,651
Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$22,000	21,510	21,641

Total Debt Drug Delivery (11.31%)*				54,960	54,932

Gelesis, Inc.	Therapeutic	Senior Debt Matures April 2013 Interest rate Prime + 8.75% or Floor rate of 12.00%	$3,428	3,571	3,571

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Gynesonics, Inc.	Therapeutic	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$4,991	4,871	4,943
		Senior Debt Matures November 2012 Interest rate Fixed 8.00%	$181	142	142

Total Gynesonics, Inc.				5,013	5,085

Oraya Therapeutics, Inc.(4)	Therapeutic	Senior Debt Matures March 2015 Interest rate Prime + 4.75% or Floor rate of 9.50%	$7,500	7,236	7,236
Novasys Medical, Inc.	Therapeutic	Senior Debt Matures January 2013 Interest rate Fixed rate 8.00%	$65	60	60

Total Debt Therapeutic (3.29%)*				15,880	15,952

Ahhha, Inc.	Internet Consumer & Business Services	Senior Debt Matures January 2015 Interest rate Fixed 10.00%	$350	$346	$345
Blurb, Inc.	Internet Consumer & Business Services	Senior Debt Matures December 2015 Interest rate Prime + 5.25% or Floor rate 8.50%	$8,000	7,589	7,589
NetPlenish	Internet Consumer & Business Services	Senior Debt Matures April 2015 Interest rate Fixed 10.00%	$500	485	485
Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 6.87% or Floor rate of 10.12%	$13,000	12,765	12,667
Tectura Corporation	Internet Consumer & Business Services	Senior Debt Matures December 2012 Interest rate 11.00%	$5,625	6,829	6,829
		Revolving Line of Credit Senior Debt Matures August 2012 Interest rate 11.00%	$1,802	1,889	1,889
		Revolving Line of Credit Matures July 2012 Interest rate 11.00% , PIK interest 1.00%	$17,413	17,814	17,814

Total Tectura Corporation				26,532	26,532

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Trulia, Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures March 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%	$5,000	4,887	4,551
		Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	4,887	4,765

Total Trulia, Inc.				9,774	9,316

Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,500	$7,484	$7,370
		Senior Debt Matures September 2015 Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$11,350	11,211	10,950
		Revolving Line of Credit Matures September 2015 Interest rate Libor + 6.00% or Floor rate of 7.50%	$300	285	280

Total Vaultlogix, Inc.				18,980	18,600

Votizen	Internet Consumer & Business Services	Senior Debt Matures February 2013 Interest rate Fixed 5.00%	$100	100	100

Wavemarket, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 9.50%	$10,000	9,759	9,759

Total Debt Internet Consumer & Business Services (17.59%)				86,330	85,393

Cha Cha Search, Inc.	Information Services	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$3,000	2,935	2,822
InXpo, Inc.	Information Services	Senior Debt Matures March 2014 Interest rate Prime + 7.50% or Floor rate of 10.75%	$2,875	2,812	2,812
Jab Wireless, Inc.	Information Services	Senior Debt Matures August 2016 Interest rate Prime + 5.25% or Floor rate of 6.75%	$20,272	20,012	20,012

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
RichRelevance, Inc.	Information Services	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$5,000	4,902	4,699

Total Debt Information Services (6.25%)				30,661	30,345

Optiscan Biomedical, Corp.	Medical Device & Equipment	Senior Debt Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$10,750	11,016	11,193

Total Debt Medical Device & Equipment (2.31%)*				11,016	11,193

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Senior Debt Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%	$7,000	6,764	6,764

Total Debt Diagnostic (1.39%)				6,764	6,764

deCODE genetics ehf.(5)	Biotechnology Tools	Senior Debt Matures September 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%, PIK interest 2.00%	$5,000	$4,750	$4,900
Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.60% or Floor rate of 11.85%	$2,020	2,051	2,090

Total Debt Biotechnology Tools (1.44%)*				6,801	6,990

ScriptSave (Medical Security Card Company, LLC)	Healthcare Services, Other	Senior Debt Matures January 2016 Interest rate Prime + 8.75% or Floor rate of 11.25%	$19,133	18,826	19,180
MedCall	Healthcare Services, Other	Senior Debt Matures January 2016 Interest rate 7.79% or Floor rate of 9.50%	$5,168	5,063	5,063
Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Debt Matures January 2015 Interest rate LIBOR + 8.00% or Floor rate of 10.50%	$4,319	4,327	4,465
		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 6.50% or Floor rate of 9.00%	$1,500	1,486	1,385
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.00%, PIK interest 3.75%	$5,900	6,335	6,512

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Total Pacific Child & Family Associates, LLC				12,148	12,362

Total Debt Health Services, Other (7.54%)				36,037	36,605

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$3,000	2,901	2,939
Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,647	8,647

Total Debt Surgical Devices (2.39%)*				11,548	11,586

Women’s Marketing, Inc.	Media/ Content/ Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$10,000	$10,046	$10,246
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%	$9,464	9,276	9,475
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%	$9,703	9,511	9,312

Total Women’s Marketing, Inc.				28,833	29,033
Westwood One Communications	Media/Content/ Info	Senior Debt Matures October 2016 Interest rate of 8.00%	$20,869	19,040	19,458

Total Debt Media/Content/Info (9.99%)*				47,873	48,491

Alphabet Energy, Inc.	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 5.75% or Floor rate of 9.00%	$104	100	100
BrightSource Energy, Inc.	Clean Tech	Senior Debt Matures November 2012 Interest rate Prime + 7.25% or Floor rate of 10.50%	$35,000	35,551	35,551
EcoMotors, Inc.	Clean Tech	Senior Debt Matures February 2014 Interest rate Prime + 6.10% or Floor rate of 9.35%	$4,364	4,321	4,362
Enphase Energy, Inc.(3)	Clean Tech	Senior Debt Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.00%	$4,898	4,812	4,724

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Integrated Photovoltaics, Inc.	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 7.38% or Floor rate of 10.63%	$3,000	2,886	2,886
NanoSolar, Inc.	Clean Tech	Senior Debt Matures September 2014 Interest rate Prime + 7.75% or Floor rate of 11.00%	$8,488	8,156	8,155
Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate of 11.00%	$1,155	1,201	1,179
SCIenergy, Inc.(4)	Clean Tech	Senior Debt Matures October 2014 Interest rate 6.25%	$202	202	202
		Senior Debt Matures August 2015 Interest rate Prime + 4.90% or Floor rate of 8.15%	$5,000	4,892	4,875

Total SCIenergy, Inc.				5,094	5,077
Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$6,867	451	446
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$791	7,155	7,155

Total Solexel, Inc.				7,606	7,601

Stion Corporation	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$9,757	9,456	9,456

Total Debt Clean Tech (16.29%)*				79,183	79,091

Total Debt (126.61%)				619,545	614,624

Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		$39	$42
		Preferred Stock Warrants	Series A	69	273
		Preferred Stock Warrants	Series B	35	51

Total Warrants Acceleron Pharmaceuticals, Inc.				143	366

Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Common Stock Warrants		984	250
Cempra, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		187	54

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Preferred Stock Warrants	Series D	490	500
Concert Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series C	367	260
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		28	—
		Preferred Stock Warrants	Series A	236	58
		Preferred Stock Warrants	Series B	311	170

Total Warrants Dicerna Pharmaceuticals, Inc.				575	228

EpiCept Corporation(3)	Drug Discovery & Development	Common Stock Warrants		4	4
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Preferred Stock Warrants	Series C	231	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		155	446
NeurogesX, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		503	302
NextWave Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series A-1	126	129
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series F	137	32
PolyMedix, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		480	247
Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series B	152	270

Total Warrants Drug Discovery & Development (0.64%)*				4,534	3,088

Affinity Videonet, Inc.	Communications & Networking	Preferred Stock Warrants	Series A	102	167
IKANO Communications, Inc.	Communications & Networking	Preferred Stock Warrants	Series D	118	—
Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	102	216
Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	Series A	94	53
OpenPeak, Inc.	Communications & Networking	Preferred Stock Warrants	Series E	149	149
Pac-West Telecomm, Inc.	Communications & Networking	Common Stock Warrants		121	—
PeerApp, Inc.(4)	Communications & Networking	Preferred Stock Warrants	Series B	61	21
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	Series A	95	252
Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	Series B	52	109
PointOne, Inc.	Communications & Networking	Common Stock Warrants		131	6
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	Series B	123	116

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Stoke, Inc.(4)	Communications & Networking	Preferred Stock Warrants	Series C	53	103
		Preferred Stock Warrants	Series D	65	43

Total Stoke, Inc.				118	146

Total Warrants Communications & Networking (0.25%)*				1,266	1,235

Atrenta, Inc.	Software	Preferred Stock Warrants	Series C	$136	$651
		Preferred Stock Warrants	Series D	95	227

Total Atrenta, Inc.				231	878

Box.net, Inc.(4)	Software	Preferred Stock Warrants	Series C	117	1,557
		Preferred Stock Warrants	Series B	73	2,313
		Preferred Stock Warrants	Series D-1	193	516

Total Box.net, Inc.				383	4,386

Braxton Technologies, LLC.	Software	Preferred Stock Warrants	Series A	188	—
Bullhorn, Inc.	Software	Preferred Stock Warrants	Series C	43	253
Central Desktop, Inc.	Software	Preferred Stock Warrants	Series B	108	360
Clickfox, Inc.	Software	Preferred Stock Warrants	Series B	329	541
Daegis Inc. (pka Unify Corporation)(3)	Software	Common Stock Warrants		1,434	124
Forescout Technologies, Inc.	Software	Preferred Stock Warrants	Series D	99	169
HighRoads, Inc.	Software	Preferred Stock Warrants	Series B	44	8
Kxen, Inc.(4)	Software	Preferred Stock Warrants	Series D	47	25
Rockyou, Inc.	Software	Preferred Stock Warrants	Series B	117	1
Sportvision, Inc.	Software	Preferred Stock Warrants	Series B	39	—
SugarSync Inc.	Software	Preferred Stock Warrants	Series D	78	135
Tada Innovations, Inc.	Software	Preferred Stock Warrants	Series A	25	25
White Sky, Inc.	Software	Preferred Stock Warrants	Series B-2	54	3
WildTangent, Inc.	Software	Preferred Stock Warrants	Series A-3	238	44

Total Warrants Software (1.43%)*				3,457	6,952

Luminus Devices, Inc.	Electronics & Computer Hardware	Common Stock Warrants		601	—
Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series A-1	63	112

Total Warrant Electronics & Computer Hardware (0.02%)*				664	112

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	Series D	309	416
Pacira Pharmaceuticals, Inc.(3)	Specialty Pharmaceuticals	Common Stock Warrants		1,086	696
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	Series E	528	—

Total Warrants Specialty Pharmaceuticals (0.23%)*				1,923	1,112

Annie’s, Inc.(3)	Consumer & Business Products	Common Stock Warrants		321	2,158
IPA Holdings, LLC	Consumer & Business Products	Common Stock Warrants		275	117
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series A	24	132

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series C	174	—
Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series C	252	1,710
WaveMarket, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series E	106	104

Total Warrant Consumer & Business Products (0.87%)*				1,152	4,221

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	Series D	$160	$142
Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	Series D	157	—
iWatt, Inc.	Semiconductors	Preferred Stock Warrants	Series C	46	4
		Preferred Stock Warrants	Series D	583	14

Total iWatt, Inc.				629	18

Kovio Inc.	Semiconductors	Preferred Stock Warrants	Series B	92	1
NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants	Series D	297	3,654
Quartics, Inc.	Semiconductors	Preferred Stock Warrants	Series C	53	—

Total Warrants Semiconductors (0.79%)*				1,388	3,815

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		356	221
Alexza Pharmaceuticals, Inc.(3)(4)	Drug Delivery	Common Stock Warrants		645	41
BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	Series C-1	291	427
Merrion Pharma, Plc.(3)(5)	Drug Delivery	Common Stock Warrants		214	150
Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	Series D	557	443
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		87	270

Total Warrant Drug Delivery (0.32%)*				2,150	1,552

EKOS Corporation	Therapeutic	Preferred Stock Warrants	Series C	327	—
Gelesis	Therapeutic	Preferred Stock Warrants	Series A-1	77	65
Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants	Series B	99	—
Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants	Series D	131	20
Oraya Therapeutics, Inc.(4)	Therapeutic	Preferred Stock Warrants	Series C	551	496

Total Warrants Therapeutic (0.12%)*				1,185	581

Blurb, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	323	616
		Preferred Stock Warrants	Series C	636	636

Total Blurb, Inc.				959	1,252
Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series A	147	—
Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants		82	—
Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	43	—
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series C	1,224	—
Reply! Inc.(4)	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	320	683
Trulia, Inc.(4)	Internet Consumer & Business Services	Preferred Stock Warrants	Series D	188	728

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	Series B-1	51	12

Total Warrants Internet Consumer & Business Services (0.55%)				3,014	2,675

Buzznet, Inc.	Information Services	Preferred Stock Warrants	Series B	$9	$—
Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	Series F	58	2
Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	Series B	230	544
InXpo, Inc.	Information Services	Preferred Stock Warrants	Series C	98	77
Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock Warrants	Series B	213	—
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	Series A	265	334
RichRelevance, Inc.	Information Services	Preferred Stock Warrants	Series D	98	35
Solutionary, Inc.	Information Services	Preferred Stock Warrants	Series E	96	7
Zeta Interactive Corporation	Information Services	Preferred Stock Warrants	Series A	172	268

Total Warrants Information Services (0.26%)				1,239	1,267

Optiscan Biomedical, Corp.	Medical Device & Equipment	Preferred Stock Warrants	Series B	680	407
		Preferred Stock Warrants	Series C	390	375

Total Optiscan Biomedical, Corp				1,070	782

Total Warrants Medical Device & Equipment (0.16%)*				1,070	782

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Common Stock Warrants		244	318

Total Warrants Diagnostic (0.07%)				244	318

deCODE genetics ehf.(5)	Biotechnology Tools	Preferred Stock Warrants	Series A-2	305	298
Labcyte, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series C	197	265
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series B	45	130
		Preferred Stock Warrants	Series C	33	7

Total NuGEN Technologies, Inc.				78	137

Total Warrants Biotechnology Tools (0.14%)*				580	700

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	87	41
Transmedics, Inc.(4)	Surgical Devices	Preferred Stock Warrants	Series B	225	—
Gynesonics, Inc.	Surgical Devices	Preferred Stock Warrants	Series A	18	15
		Preferred Stock Warrants	Series C	365	357

				383	372

Total Warrants Surgical Devices (0.08%)*				695	413

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Preferred Stock Warrants	Series C	60	302
Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants	Series D	482	6

Total Warrants Media/Content/Info (0.06%)*				542	308

Alphabet Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series A	27	37
BrightSource Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D	675	638
Calera, Inc.	Clean Tech	Preferred Stock Warrants	Series C	513	148
EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	Series B	308	651
Enphase Energy, Inc.(3)	Clean Tech	Common Stock Warrants		102	30

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D-1	548	217
Integrated Photovoltaics, Inc.	Clean Tech	Preferred Stock Warrants	Series A-1	82	444
Lilliputian Systems, Inc.	Clean Tech	Preferred Stock Warrants	Series C	106	—
		Common Stock Warrants		48	—

Total Lilliputian Systems, Inc.				154	—

Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	Series C	211	100
SCIenergy, Inc.(4)	Clean Tech	Preferred Stock Warrants	Series C	138	25
Solexel, Inc.	Clean Tech	Preferred Stock Warrants	Series B	1,161	146
Stion Corporation	Clean Tech	Preferred Stock Warrants	Series E	317	334
Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	Series A	161	77

Total Warrants Clean Tech (0.59%)*				4,397	2,847

Total Warrants (6.59%)				29,500	31,978

Aegerion Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		$150	$1,059
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		842	2,083
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series B	503	374
Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	Series C	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		2,000	3,383
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series H	1,000	577

Total Equity Drug Discovery & Development (1.54%)*				5,995	7,476

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	Series C	243	163
		Preferred Stock	Series E	98	138
		Preferred Stock	Series F	61	61
		Preferred Stock	Series B	1,000	724

Total Acceleron Pharmaceuticals, Inc.				1,402	1,086

Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock		500	437

Total Equity Drug Delivery (0.31%)*				1,902	1,523

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	Series B	2,000	153
		Preferred Stock	Series C	372	175
		Preferred Stock	Series D	508	229
		Preferred Stock	Series E	374	537

Total E-band Communications, Corp.				3,254	1,094

Neonova Holding Company	Communications & Networking	Preferred Stock	Series A	250	255
Peerless Network, Inc.	Communications & Networking	Preferred Stock	Series A	1,000	2,851

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Stoke, Inc.	Communications & Networking	Preferred Stock	Series E	500	480

Total Equity Communications & Networking (0.96%)*				5,004	4,680

Atrenta, Inc.	Software	Preferred Stock	Series D	250	379
Box.net, Inc.(4)	Software	Preferred Stock	Series C	500	3,777
		Preferred Stock	Series D	500	1,529
		Preferred Stock	Series D-1	1,000	1,204
		Preferred Stock	Series D-2	2,001	2,135

Total Box.net, Inc.				4,001	8,645

Total Equity Software (1.86%)*				4,251	9,024

Maxvision Holding, LLC.(7)(8)	Electronics & Computer Hardware	Preferred Stock	Series A	3,500	—
		Preferred Stock	LLC interest	81	—

Total Maxvision Holding, LLC.				3,581	—

Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock	Series D	268	—

Total Equity Electronics & Computer Hardware (0.00%)*				3,849	—

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	Series E	750	—

Total Equity Specialty Pharmaceuticals (0.00%)*				750	—

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock	Series A	$880	$—
Facebook, Inc.	Consumer & Business Products	Common Stock	Series B	9,557	13,453
IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	LLC interest	500	484
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	Series B	500	500
Wageworks, Inc.	Consumer & Business Products	Preferred Stock	Series D	250	319

Total Equity Consumer & Business Products (3.04%)*				11,687	14,756

iWatt, Inc.	Semiconductors	Preferred Stock	Series E	490	1,361
NEXX Systems, Inc.	Semiconductors	Preferred Stock	Series D	277	1,955

Total Equity Semiconductors (0.68%)*				767	3,316

Gelesis, Inc.	Therapeutic	Common Stock		—	108
		Preferred Stock	Series A-1	425	519
		Preferred Stock	Series A-2	500	520

Total Gelesis, Inc.				925	1,147

Novasys Medical, Inc.	Therapeutic	Preferred Stock	Series D-1	1,000	799

Total Equity Therapeutic (0.40%)*				1,925	1,946

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock	Series B	177	26

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock	Series A	1,000	—

Total Equity Internet Consumer & Business Services (0.01%)				1,177	26

Buzznet, Inc.	Information Services	Preferred Stock	Series C	250	—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Common Stock		603	90
Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock	Series C	250	247
Solutionary, Inc.	Information Services	Preferred Stock	Series A-1	326	86
		Preferred Stock	Series A-2	17	248

Total Solutionary, Inc.				343	334
Zeta Interactive Corporation	Information Services	Preferred Stock	Series A	500	543

Total Equity Information Services (0.25%)				1,946	1,214

Optiscan Biomedical, Corp.	Medical Device & Equipment	Preferred Stock	Series B	3,000	1,576
		Preferred Stock	Series C	655	638

Total Optiscan Biomedical, Corp.				3,655	2,214

Total Equity Medical Device & Equipment (0.46%)*				3,655	2,214

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	Series C	500	484

Total Equity Biotechnology Tools (0.10%)*				500	484

Transmedics, Inc.(4)	Surgical Devices	Preferred Stock	Series C	300	—
		Preferred Stock	Series B	1,100	—

Total Transmedics, Inc.				1,400	—
Gynesonics, Inc.	Surgical Devices	Preferred Stock	Series B	250	180
		Preferred Stock	Series C	282	305

Total Gynesonics, Inc.				532	485

Total Equity Surgical Devices (0.10%)*				1,932	485

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/ Content/ Info	Preferred Stock	Series D	$1,000	$718

Total Equity Media/Content/Info (0.15%)*				1,000	718

Total Equity (9.86%)				46,340	47,862

Total Investments (143.06%)				$695,385	$694,464

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2012

(unaudited)

(dollars in thousands)

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $24,315, $26,801 and $2,486 respectively. The tax cost of investments is $696,383.
(3)	Except for warrants in 16 publicly traded companies and common stock in four publicly traded companies, all investments are restricted at March 31, 2012 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which the Company owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which the Company owns at least 25% of the voting securities of the company, or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at March 31, 2012, and is therefore considered non-income producing.

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Anthera Pharmaceuticals Inc.	Drug Discovery & Development	Senior Debt Matures September 2014 Interest rate Prime + 7.3% or Floor rate of 10.55%	$25,000	$24,433	$25,183
Aveo Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures June 2014 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	25,360	26,110
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%	$12,000	11,665	11,665
NextWave Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures June 2015 Interest rate Prime + 4.3% or Floor rate of 9.55%	$6,000	5,925	5,926
Concert Pharmaceuticals	Drug Discovery & Development	Senior Debt Matures July 2015 Interest rate Prime + 3.25% or Floor rate of 8.25%	$7,500	7,350	7,350
PolyMedix, Inc.	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$6,763	6,594	6,729
Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures September 2014 Interest rate Prime + 5.65% or Floor rate of 10.40%	$10,000	10,070	10,070
Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$7,633	7,958	7,879
NeurogesX, Inc.	Drug Discovery & Development	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$15,000	14,558	14,558

Total Debt Drug Discovery & Development (26.79%)*				113,913	115,470

E-band Communications, Corp.(6)	Communications & Networking	Convertible Senior Debt Due on demand Interest rate Fixed 6.00%	$356	356	—
Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.12% or Floor rate of 11.37%	$6,524	6,346	6,476
		Senior Debt Matures May 2012 Interest rate Prime + 4.25%	$1,100	1,100	1,070

Total Intelepeer, Inc.				7,446	7,546

Ahhha, Inc.	Communications & Networking	Senior Debt Matures January 2015 Interest rate Fixed 10.00%	$350	345	345
Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures October 2014 Interest rate Prime + 7.50% or Floor rate of 12.00%	$4,369	4,196	4,196

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$1,776	1,814	1,835
PointOne, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Libor + 9.0% or Floor rate of 11.50%	$8,308	8,107	8,100
Stoke, Inc(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$2,627	2,586	2,612

Total Debt Communications & Networking (5.71%)*				24,850	24,634

Central Desktop, Inc.	Software	Senior Debt Matures April 2014 Interest rate Prime + 6.75% or Floor rate of 10.50%	$3,000	$2,894	$2,954
Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$3,999	3,920	4,000
Kxen, Inc.	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$3,000	2,958	2,858
RichRelevance, Inc.	Software	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$5,000	4,879	4,879
Blurb, Inc	Software	Senior Debt Matures December 2015 Interest rate Prime +5.25% or Floor rate 8.5%	$5,000	4,873	4,873
SugarSync Inc.	Software	Senior Debt Matures April 2015 Interest rate Prime + 4.50% or Floor rate of 8.25%	$2,000	1,950	1,950
White Sky, Inc.	Software	Senior Debt Matures June 2014 Interest rate Prime + 7.00% or Floor rate of 10.25%	$1,418	1,357	1,400
Tada Innovations, Inc.	Software	Senior Debt Matures June 2012 Interest rate Prime + 3.25% or Floor rate of 6.50%	$100	90	90

Total Debt Software (5.34%)*				22,921	23,004

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Maxvision Holding, LLC.(7)	Electronics & Computer Hardware	Senior Debt Matures December 2013 Interest rate Prime + 8.25% or Floor rate of 12.00%, PIK interest 5.00%	$4,185	$4,143	$—
		Senior Debt Matures December 2013 Interest rate Prime + 6.25% or Floor rate of 10.00%, PIK interest 2.00%	$2,539	2,515	—
		Revolving Line of Credit Matures December 2013 Interest rate Prime +5.00% or Floor rate of 8.50%	$892	1,027	1,027

Total Maxvision Holding, LLC				7,685	1,027

Total Debt Electronics & Computer Hardware (0.24%)*				7,685	1,027

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$10,359	10,315	10,584
Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Senior Debt Matures August 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	11,257	11,397
		Senior Debt Matures August 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	14,386	14,574

Total Pacira Pharmaceuticals, Inc.				25,643	25,971

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Convertible Senior Debt Matures March 2012 Interest rate 8.00%	$1,888	1,888	1,888

Total Debt Specialty Pharmaceuticals (8.92%)*				37,846	38,443

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 7.75% or Floor rate of 11.00%	$2,500	2,329	2,329
Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 9.25%	$1,250	1,218	1,218
		Senior Debt Matures March 2015 Interest rate Prime + 6.00% or Floor rate of 9.75%	$3,000	2,910	2,910

Total Kovio Inc.				4,128	4,128

Total Debt Semiconductors (1.50%)*				6,457	6,457

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
AcelRX Pharmaceuticals, Inc.	Drug Delivery	Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$10,000	$9,773	$9,579
		Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$10,000	9,772	9,578

Total AcelRX Pharmaceuticals, Inc.				19,545	19,157
Alexza Pharmaceuticals, Inc. (4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$10,497	10,537	10,695
BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$5,000	4,730	4,880

Total BIND Biosciences, Inc.				4,730	4,880
Merrion Pharma, Plc.(5)	Drug Delivery	Senior Debt Matures January 2015 Interest rate Prime + 9.20% or Floor rate of 12.45%	$5,000	4,765	3,819
Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$22,000	21,379	21,379

Total Debt Drug Delivery (13.90%)*				60,956	59,930

Gelesis, Inc. (8)	Therapeutic	Senior Debt Matures April 2013 Interest rate Prime + 8.75% or Floor rate of 12.00%	$3,428	3,514	3,254
Gynesonics, Inc.	Therapeutic	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$5,336	5,309	5,383
Oraya Therapeutics, Inc.	Therapeutic	Senior Debt Matures March 2015 Interest rate Prime + 4.75% or Floor rate of 9.50%	$7,500	7,377	7,377
Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$4,965	4,932	4,932
		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 6.5% or Floor rate of 9.00%	$1,500	1,485	1,412

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%, PIK interest 3.75%	$5,900	6,259	6,436

Total Pacific Child & Family Associates, LLC				12,676	12,780

Total Debt Therapeutic (6.68%)*				28,876	28,794

InXpo, Inc.	Internet Consumer & Business Services	Senior Debt Matures March 2014 Interest rate Prime + 7.5% or Floor rate of 10.75%	$3,192	$3,083	$3,147
Westwood One Communications	Internet Consumer & Business Services	Senior Debt Matures October 2016 Interest rate of 8.00%	$21,000	19,059	19,479
Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 6.87% or Floor rate of 10.12%	$13,000	12,877	13,131
MedCall	Internet Consumer & Business Services	Senior Debt Matures January 2016 Interest rate LIBOR + 7.50% or Floor rate of 9.50%	$5,168	5,051	5,051
ScriptSave (Medical Security Card Company, LLC)	Internet Consumer & Business Services	Senior Debt Matures February 2016 Interest rate Prime + 8.75%	$19,646	19,307	19,896
Trulia, Inc.	Internet Consumer & Business Services	Senior Debt Matures March 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%	$5,000	4,871	4,871
		Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	4,871	4,871

Total Trulia, Inc.				9,742	9,742

Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate Libor + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,500	7,441	7,441
		Senior Debt	$11,500	11,335	11,335
		Revolving Line of Credit Matures September 2015 Interest rate Libor + 6.00% or Floor rate of 7.50%	$300	284	284

Total Vaultlogix, Inc.				19,060	19,060

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Tectura Corporation	Internet Consumer & Business Services	Senior Debt Matures December 2012 Interest rate 11%	$5,625	6,834	6,834
		Revolving Line of Credit Senior Debt Matures August 2012 Interest rate 11%	$2,500	2,556	2,556
		Revolving Line of Credit Matures July 2012 Interest rate 11%, PIK interest 1.00%	$17,487	17,738	17,738

Total Tectura Corporation				27,128	27,128

Total Debt Internet Consumer & Business Services (27.06%)				115,307	116,634

Box.net, Inc.	Information Services	Senior Debt Matures March 2015 Interest rate Prime + 3.75% or Floor rate of 7.50%	$9,647	$9,432	$9,432
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,590	1,613	1,645

Total Box.net, Inc.				11,045	11,077

Cha Cha Search, Inc.	Information Services	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$3,000	2,926	2,903
Jab Wireless, Inc.	Information Services	Senior Debt Matures August 2016 Interest rate Prime + 6.25% or Floor rate of 6.75%	$20,272	19,993	19,993

Total Debt Information Services (7.88%)				33,964	33,973

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$10,750	10,884	11,147

Total Debt Diagnostic (2.59%)*				10,884	11,147

deCODE genetics ehf.	Biotechnology Tools	Senior Debt Matures September 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%, PIK interest 2.00%	$5,000	4,664	4,664
Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$2,416	2,425	2,479

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Cempra Holdings LLC	Biotechnology Tools	Senior Debt Matures December 2015 Interest rate Prime + 7.05% or Floor rate of 10.30%	$10,000	9,721	9,721

Total Debt Biotechnology Tools (3.91%)*				16,810	16,864

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$3,000	2,879	2,879
Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,602	8,602

Total Debt Surgical Devices (2.66%)*				11,481	11,481

Neoprobe Corporation	Media/Content/Info	Senior Debt Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%	$7,000	$6,733	$6,733
Women’s Marketing, Inc.	Media/Content/Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$10,000	9,956	10,156
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%	$9,710	9,503	9,896
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%	$9,956	9,744	9,744

Total Women’s Marketing, Inc.				29,203	29,796

Total Debt Media/Content/Info (8.47%)*				35,936	36,529

BrightSource Energy, Inc.(4)	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$11,250	11,122	11,122
		Senior Debt Matures December 2012 Interest rate Prime + 9.55% or Floor rate of 12.8%	$13,750	13,593	13,593

Total BrightSource Energy, Inc.				24,715	24,715

EcoMotors, Inc.	Clean Tech	Senior Debt Matures February 2014 Interest rate Prime + 6.1% or Floor rate of 9.35%	$4,879	4,713	4,859

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Enphase Energy, Inc.	Clean Tech	Senior Debt Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.0%	$4,898	4,784	4,748
NanoSolar, Inc.	Clean Tech	Senior Debt Matures September 2014 Interest rate Prime + 7.75% or Floor rate of 11.0%	$9,212	8,795	8,795
Integrated Photovoltaics	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 7.375% or Floor rate of 10.625%	$3,000	2,875	2,875
Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate of 11.0%	$1,348	1,356	1,320
SCIenergy, Inc.	Clean Tech	Senior Debt Matures October 2014 Interest rate 6.25%	$202	202	202
		Senior Debt Matures August 2015 Interest rate 8.15%	$5,000	4,883	4,883

Total SCIenergy, Inc.				5,085	5,085
Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$937	594	594
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$8,120	8,389	8,389

Total Solexel, Inc.				8,983	8,983

Total Debt Clean Tech (14.24%)*				61,306	61,380

Total Debt (135.90%)				589,192	585,767

Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		$39	$42
		Preferred Stock Warrants		69	273
		Preferred Stock Warrants		35	51

Total Warrants Acceleron Pharmaceuticals, Inc.				143	366

Anthera Pharmaceuticals Inc.	Drug Discovery & Development	Common Stock Warrants		541	551
		Common Stock Warrants		443	451

Total Warrants Anthera Pharmaceuticals Inc.				984	1,002

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants		236	69
		Common Stock Warrants		28	—
		Preferred Stock Warrants		311	137

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Total Warrants Dicerna Pharmaceuticals, Inc.				575	206

EpiCept Corporation(5)	Drug Discovery & Development	Common Stock Warrants		4	15
Concert Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants		234	233
NextWave Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants		126	125
Horizon Pharma, Inc.	Drug Discovery & Development	Common Stock Warrants		231	—
Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants		155	1,116
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants		137	68
PolyMedix, Inc.	Drug Discovery & Development	Common Stock Warrants		480	97
Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants		152	207
Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		69	1,115
Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Preferred Stock Warrants		490	387
NeurogesX, Inc.	Drug Discovery & Development	Preferred Stock Warrants		503	122

Total Warrants Drug Discovery & Development (1.17%)*				4,283	5,059

Affinity Videonet, Inc.	Communications & Networking	Preferred Stock Warrants		$102	$165
IKANO Communications, Inc.	Communications & Networking	Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				117	—

Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants		101	92
Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	28
Pac-West Telecomm, Inc.	Communications & Networking	Preferred Stock Warrants		121	—
PeerApp, Inc.	Communications & Networking	Preferred Stock Warrants		61	23
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	206
Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	109
PointOne, Inc.	Communications & Networking	Common Stock Warrants		131	5
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	121
Stoke, Inc(4)	Communications & Networking	Preferred Stock Warrants		53	149
		Preferred Stock Warrants		65	81

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Total Stoke, Inc.				118	230

Total Warrants Communications & Networking (0.23%)*				1,115	979

Atrenta, Inc.	Software	Preferred Stock Warrants		136	815
		Preferred Stock Warrants		95	284

Total Atrenta, Inc.				231	1,099

Blurb, Inc.	Software	Preferred Stock Warrants		323	855
		Preferred Stock Warrants		636	636

Total Blurb, Inc.				959	1,491

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		189	—
Bullhorn, Inc.	Software	Preferred Stock Warrants		43	229
Central Desktop, Inc.	Software	Preferred Stock Warrants		108	398
Clickfox, Inc.	Software	Preferred Stock Warrants		329	522
Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	142
HighRoads, Inc.	Software	Preferred Stock Warrants		45	7
Kxen, Inc.	Software	Preferred Stock Warrants		47	22
RichRelevance, Inc.	Software	Preferred Stock Warrants		98	12
Rockyou, Inc.	Software	Preferred Stock Warrants		116	1
Sportvision, Inc.	Software	Preferred Stock Warrants		39	—
SugarSync Inc.	Software	Preferred Stock Warrants		78	162
Daegis Inc. (pka Unify Corporation)	Software	Common Stock Warrants		1,434	237
White Sky, Inc.	Software	Preferred Stock Warrants		54	3
Tada Innovations, Inc.	Software	Preferred Stock Warrants		25	25
WildTangent, Inc.	Software	Preferred Stock Warrants		238	22

Total Warrants Software (1.01%)*				4,132	4,372

Luminus Devices, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		$334	$—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		183	—

Total Luminus Devices, Inc.				601	—

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		63	196

Total Warrant Electronics & Computer Hardware (0.05%)*				664	196

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants		309	516
Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Common Stock Warrants		1,086	425
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants		528	—

Total Warrants Specialty Pharmaceuticals (0.22%)*				1,923	941

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants		321	250
IPA Holdings, LLC	Consumer & Business Products	Preferred Stock Warrants		275	58

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		24	118
Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		252	2,495
Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants		174	—

Total Warrant Consumer & Business Products (0.68%)*				1,046	2,921

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants		160	145
Enpirion, Inc.	Semiconductors	Preferred Stock Warrants		157	—
iWatt, Inc.	Semiconductors	Preferred Stock Warrants		46	3
		Preferred Stock Warrants		582	10

Total iWatt, Inc.				628	13

Kovio Inc.	Semiconductors	Preferred Stock Warrants		92	4
NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants		297	1,328
Quartics, Inc.	Semiconductors	Preferred Stock Warrants		53	—

Total Warrants Semiconductors (0.35%)*				1,387	1,490

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		178	41
		Common Stock Warrants		178	41

Total AcelRX Pharmaceuticals, Inc.				356	82

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Preferred Stock Warrants		645	72
BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants		291	427
Merrion Pharma, Plc.(5)	Drug Delivery	Common Stock Warrants		214	194
Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	62
		Common Stock Warrants		51	93

Total Transcept Pharmaceuticals, Inc.				87	155

Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants		557	565

Total Warrant Drug Delivery (0.35%)*				2,150	1,495

Gelesis, Inc.	Therapeutic	Preferred Stock Warrants		$78	$106
BARRX Medical, Inc.	Therapeutic	Preferred Stock Warrants		76	189
EKOS Corporation	Therapeutic	Preferred Stock Warrants		327	—
Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants		228	233
Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	—
Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants		125	13
Oraya Therapeutics, Inc.	Therapeutic	Preferred Stock Warrants		551	551

Total Warrants Therapeutic (0.25%)*				1,484	1,092

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		147	—
Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants		6	—
		Common Stock Warrants		6	—
		Common Stock Warrants		11	—
		Common Stock Warrants		15	—
		Common Stock Warrants		44	—

Total Invoke Solutions, Inc.				82	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

InXpo, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		98	56
Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		43	—
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		1,224	—
Reply! Inc.(4)	Internet Consumer & Business Services	Preferred Stock Warrants		320	395
Trulia, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		188	413
Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants		51	26

Total Warrants Internet Consumer & Business Services (0.21%)				2,153	890

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		106	—
		Common Stock Warrants		49	—

Total Lilliputian Systems, Inc.				155	—

Total Warrants Energy (0.00%)*				155	—

Box.net, Inc.	Information Services	Preferred Stock Warrants		117	1,557
		Preferred Stock Warrants		73	2,280
		Preferred Stock Warrants		193	233

Total Box.net, Inc.				383	4,070

Buzznet, Inc.	Information Services	Preferred Stock Warrants		9	—
Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants		58	1
Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock Warrants		213	—
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants		265	332
Solutionary, Inc.	Information Services	Preferred Stock Warrants		96	—
Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants		230	83
Zeta Interactive Corporation	Information Services	Preferred Stock Warrants		172	237

Total Warrants Information Services (1.10%)				1,426	4,723

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock Warrants		1,069	872

Total Warrants Diagnostic (0.20%)*				1,069	872

deCODE genetics ehf.	Biotechnology Tools	Preferred Stock Warrants		305	305
Labcyte, Inc.	Biotechnology Tools	Common Stock Warrants		197	263
Cempra Holdings LLC	Biotechnology Tools	Preferred Stock Warrants		187	186
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants		45	203
		Preferred Stock Warrants		33	15

Total NuGEN Technologies, Inc.				78	218

Total Warrants Biotechnology Tools (0.23%)*				767	972

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants		$87	$85
Transmedics, Inc.(4)	Surgical Devices	Preferred Stock Warrants		225	—

Total Warrants Surgical Devices (0.02%)*				312	85

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants		482	2
Neoprobe Corporation	Media/Content/Info	Common Stock Warrants		244	245
Everyday Health, Inc. (Waterfront Media, Inc.)	Media/Content/Info	Preferred Stock Warrants		60	504

Total Warrants Media/Content/Info (0.17%)*				786	751

BrightSource Energy, Inc.(4)	Clean Tech	Preferred Stock Warrants		675	834
Calera, Inc.	Clean Tech	Preferred Stock Warrants		513	475
EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants		154	323
		Common Stock Warrants		154	323

Total EcoMotors, Inc.				308	646
Enphase Energy, Inc.	Clean Tech	Preferred Stock Warrants		102	49
GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants		548	208
NanoSolar, Inc.	Clean Tech	Preferred Stock Warrants		355	355
Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants		211	170
SCIenergy, Inc.	Clean Tech	Preferred Stock Warrants		8	2
		Preferred Stock Warrants		130	30

Total SCIenergy, Inc.				138	32
Solexel, Inc.	Clean Tech	Preferred Stock Warrants		1,161	275
Trilliant, Inc.	Clean Tech	Preferred Stock Warrants		162	82
Integrated Photovoltaics	Clean Tech	Preferred Stock Warrants		82	81
Total Warrants Clean Tech (0.74%)*				4,255	3,207

Total Warrants (6.97%)				29,107	30,045

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock		1,092	2,411
Aveo Pharmaceuticals	Drug Discovery & Development	Common Stock		842	2,887
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock		503	374
Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock		1,500	—
Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock		2,000	3,825
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock		1,000	1,231

Total Equity Drug Discovery & Development (2.49%)*				6,937	10,728

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock		243	163
Acceleron Pharmaceuticals, Inc.		Preferred Stock		98	138
Acceleron Pharmaceuticals, Inc.		Preferred Stock		60	61
Acceleron Pharmaceuticals, Inc.		Preferred Stock		1,000	724

Total Acceleron Pharmaceuticals, Inc.				1,401	1,086
Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock		500	325

Total Equity Drug Delivery (0.33%)*				1,901	1,411

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock		2,880	—
Neonova Holding Company	Communications & Networking	Preferred Stock		250	212

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Peerless Network, Inc.	Communications & Networking	Preferred Stock		1,000	2,335
Stoke, Inc(4)	Communications & Networking	Preferred Stock		500	458

Total Equity Communications & Networking (0.70%)*				4,630	3,005

Atrenta, Inc.	Software	Preferred Stock		250	474

Total Equity Software (0.11%)*				250	474

Maxvision Holding, LLC.(7)	Electronics & Computer Hardware	Common Stock		$3,581	$—
Spatial Photonics, Inc.(8)	Electronics & Computer Hardware	Preferred Stock		268	—

Total Equity Electronics & Computer Hardware (0.00%)*				3,849	—

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock		750	—

Total Equity Specialty Pharmaceuticals (0.00%)*				750	—

IPA Holdings, LLC	Consumer & Business Products	Preferred Stock		500	360
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock		500	491
Caivis Acquisition Corporation	Consumer & Business Products	Common Stock		880	—
Wageworks, Inc.	Consumer & Business Products	Preferred Stock		250	388

Total Equity Consumer & Business Products (0.29%)*				2,130	1,239

iWatt, Inc.	Semiconductors	Preferred Stock		490	984
NEXX Systems, Inc.	Semiconductors	Preferred Stock		277	802

Total Equity Semiconductors (0.41%)*				767	1,786

BARRX Medical, Inc.	Therapeutic	Preferred Stock		1,500	3,628
Gelesis, Inc.	Therapeutic	Common Stock		—	108
		Preferred Stock		425	519
		Preferred Stock		500	520

Total Gelesis, Inc.				925	1,147
Gynesonics, Inc.	Therapeutic	Preferred Stock		250	156
Gynesonics, Inc.		Preferred Stock		283	295

Total Gynesonics, Inc.				533	451
Novasys Medical, Inc.	Therapeutic	Preferred Stock		1,000	799

Total Equity Therapeutic (1.40%)*				3,958	6,025

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock		177	44
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock		1,000	—

Total Equity Internet Consumer & Business Services (0.01%)				1,177	44

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Box.net, Inc.	Information Services	Preferred Stock		500	3,543
		Preferred Stock		1,500	2,564

Total Box.net, Inc.				2,000	6,107
Buzznet, Inc.	Information Services	Preferred Stock		250	26
Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock		250	247
Solutionary, Inc.	Information Services	Preferred Stock		250	55
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Common Stock		603	90
Zeta Interactive Corporation	Information Services	Preferred Stock		500	629

Total Equity Information Services (1.66%)				3,853	7,154

Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		1,057	671
Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock		3,655	2,468

Total Equity Diagnostic (0.73%)*				4,712	3,139

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Kamada, LTD.	Biotechnology Tools	Common Stock		$427	$384
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock		500	473

Total Equity Biotechnology Tools (0.20%)*				927	857

Transmedics, Inc.(4)	Surgical Devices	Preferred Stock		1,400	—

Total Equity Surgical Devices (0.00%)*				1,400	—

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock		1,000	1,196

Total Equity Media/Content/Info (0.28%)*				1,000	1,196

Total Equity (8.60%)				38,241	37,058

Total Investments (151.47%)				$656,540	$652,870

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $34,519, $39,387 and $4,868 respectively. The tax cost of investments is $658,010.
(3)	Except for warrants in thirteen publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2011 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which the Company owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which the Company owns at least 25% of the voting securities of the company, or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at December 31, 2011, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2012	2011
Investment Income:
Interest income
Non Control/Non Affiliate investments	$20,281	$16,456
Affiliate investments	6	—
Control investments	13	—

Total interest income	20,300	16,456

Fees
Non Control/Non Affiliate investments	2,067	2,695

Total fees	2,067	2,695

Total operating income	22,367	19,151
Operating expenses:
Interest	3,896	2,233
Loan fees	1,076	934
General and administrative	1,817	2,206
Employee Compensation:
Compensation and benefits	3,395	3,253
Stock-based compensation	808	721

Total employee compensation	4,203	3,974

Total operating expenses	10,992	9,347

Net investment income	11,375	9,804
Net realized gains on investments
Non Control/Non Affiliate investments	2,877	4,370

Total net realized gain on investments	2,877	4,370

Net increase (decrease) in unrealized appreciation on investments
Non Control/Non Affiliate investments	1,751	(14,315)
Affiliate investments	1,076	(1,037)
Control investments	26	—

Total net unrealized (depreciation) appreciation on investments	2,853	(15,352)

Total net realized (unrealized) gain	5,730	(10,982)

Net increase (decrease) in net assets resulting from operations	$17,105	$(1,178)

Net investment income before provision for income taxes and investment gains and losses per common share:
Basic	$0.24	$0.23

Net increase in net assets resulting from operations per common share
Basic	$0.36	$(0.03)

Diluted	$0.36	$(0.03)

Weighted average shares outstanding
Basic	47,018	42,737

Diluted	47,210	42,737

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions in Excess of Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2010	43,444	$43	$477,549	$(8,038)	$(51,033)	$(5,648)	$(342)	$412,531
Net increase in net assets resulting from operations	—	—	—	(15,352)	4,370	9,804	—	(1,178)
Issuance of common stock	3	—	15	—	—	—	—	15
Issuance of common stock under restricted stock plan	297	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	61	—	668	—	—	—	—	668
Retired shares from net issuance	(1)	—	(9)	—	—	—	—	(9)
Dividends declared	—	—	—	—	—	(9,556)	—	(9,556)
Stock-based compensation	—	—	736	—	—	—	—	736

Balance at March 31, 2011	43,804	$43	$478,959	$(23,390)	$(46,663)	$(5,400)	$(342)	$403,207

Balance at December 31, 2011	43,853	$44	$484,244	$(3,431)	$(43,042)	$(6,432)	$(342)	$431,041

Net increase in net assets resulting from operations	—	—	—	2,853	2,877	11,375	—	17,105
Issuance of common stock	5,425	5	49,773	—	—	—	—	49,778
Issuance of common stock under restricted stock plan	620	1	—	—	—	—	—	1
Issuance of common stock as stock dividend	62	—	670	—	—	—	—	670
Retired shares from net issuance	(239)	—	(2,562)	—	—	—	—	(2,562)
Dividends declared	—	—	—	—	—	(11,412)	—	(11,412)
Stock-based compensation	—	—	826	—	—	—	—	826

Balance at March 31, 2012	49,721	$50	$532,951	$(578)	$(40,165)	$(6,469)	$(342)	$485,447

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(dollars in thousands)

	For the Three Months Ended March 31,
	2012	2011
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$17,105	$(1,178)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in and provided by operating activities:
Purchase of investments	(64,961)	(85,024)
Principal payments received on investments	35,533	85,988
Proceeds from sale of investments	8,726	16,897
Net unrealized appreciation (depreciation) on investments	(2,853)	15,352
Net realized (gain) on investments	(2,877)	(4,370)
Accretion of paid-in-kind principal	(280)	(890)
Accretion of loan discounts	(916)	(1,740)
Accretion of loan exit fees	(2,685)	—
Amortization of deferred loan origination revenue	(198)	(1,852)
Unearned fees related to unfunded commitments	(2,360)	—
Accretion of loan discount on Convertible Senior Notes	271	—
Amortization of debt fees and issuance costs	913	—
Depreciation	71	89
Stock-based compensation and amortization of restricted stock grants	826	736
Change in operating assets and liabilities:
Interest and fees receivable	(143)	22
Prepaid expenses and other assets	(75)	2,071
Accounts payable	(51)	(406)
Accrued liabilities	(3,733)	(870)

Net cash provided by (used in) by operating activities	(17,687)	24,825
Cash flows from investing activities:
Purchases of capital equipment	(12)	(27)
Other long-term assets	—	(1,788)

Net cash (used in) investing activities	(12)	(1,815)
Cash flows from financing activities:
Proceeds from issuance of common stock, net	47,218	6
Dividends paid	(10,742)	(8,890)
Borrowings of credit facilities	—	18,750
Repayments of credit facilities	(34,818)	(25,000)
Fees paid for credit facilities and debentures	—	(455)

Net cash provided by (used in) financing activities	1,658	(15,589)

Net increase (decrease) in cash	(16,041)	7,421

Cash and cash equivalents at beginning of period	64,474	107,014

Cash and cash equivalents at end of period	$48,433	$114,435

See notes to consolidated financial statements (audited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development, from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and select lower middle market technology companies. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in Boston, MA, Boulder, CO and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, LP (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”), under the authority of the Small Business Administration (“SBA”), on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC, or HTM, a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4).

HT II and HT III hold approximately $198.4 million and $170.3 million in assets, respectively, and accounted for approximately 19.5% and 16.7% of our total assets prior to consolidation at March 31, 2012.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). The Company currently qualifies as a RIC for federal income tax purposes, which allows the Company to avoid paying corporate income taxes on any income or gains that the Company distributes to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of the Company’s gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments. The accompanying consolidated interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2011. The year-end consolidated statement of assets and liabilities data was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Valuation of Investments

The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures (formerly known as SFAS No. 157, Fair Value Measurements). At March 31, 2012, 91.0% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain of the Company’s portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee which incorporates the results of the independent valuation firm as appropriate;

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

The Company adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of March 31, 2012. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

Quantitative Information about Level 3 Fair Value Measurements of Debt Investments

Investment Type - Level Three Debt Investments	Fair Value at March 31, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Pharmaceuticals - Debt	$224,765	Market Comparable Companies	Market Yield Premium/(Discount)	12.2% - 20.0% (1.0%) - 2.0%
		Option Pricing Model(b)	Average Industry Volatility(c) Risk Free Interest Rate Estimated Time to Exit (in months)	60.92% 0.19% 12

Medical Devices - Debt	37,250	Market Comparable Companies	Market Yield	12.8%
			Premium	0.0% - 1.3%

Technology - Debt	101,114	Market Comparable Companies	Market Yield	11.1% - 14.3%
			Premium/(Discount)	(2.5%) - 1.0%

Clean Tech - Debt	79,091	Market Comparable Companies	Market Yield	12.8% - 19.5%
.			Premium	0.0% - 1.0%

Lower Middle Market - Debt	172,404	Market Comparable Companies	Market Yield	11.1% - 17.6%
			Premium	0.0% - 5.0%
		Broker Quote(d)	Price Quotes	93.0% - 99.5% of par
		Liquidation	Investment Collateral	$88 - $545
			Other Costs	$43 - $99

Total Level Three Debt Investments	$614,624

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Schedule of Investments are included in the industries noted above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, Diagnostic and Biotechnology Tools industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Information Services, and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services - Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Clean Tech, above, aligns with the Clean Tech industry in the Schedule of Investments.

(b)	An option pricing model valuation technique was used to derive the value of the conversion feature of convertible notes.
(c)	Represents the range of industry volatility used by market participants when pricing the investment.
(d)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

Quantitative Information about Level 3 Fair Value Measurements of Warrants and Equity Investments

Investment Type -	Fair Value at March 31, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
(in thousands)
Level Three Warrant and Equity Investments	$67,567	Market Comparable Companies	EBITDA Multiple(b)	3.90x - 43.23x
			Revenue Multiple(b)	0.63x - 15.47x
			Discount for Lack of Marketability(c)	10.3% - 25.8%

Warrant positions additionally subject to:		Option Pricing Model	Average Industry Volatility(d)	41.54% - 60.92%
			Risk-Free Interest Rate	0.17% - 0.77%
			Estimated Time to Exit (in months)	9 - 48
Total Level Three Warrant and Equity Investments

$67,567

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

The Company’s debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of March 31, 2012 (unaudited) and as of December 31, 2011. We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the three-month period ended March 31, 2012, there were no transfers in between Levels 1 or 2.

(in thousands) Description	3/31/2012	Investments at Fair Value as of March 31, 2012
		Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$614,624	$—	$—	$614,624
Preferred stock	27,249	—	—	27,249
Common stock	20,613	6,962	—	13,651
Warrants	31,978	—	5,311	26,667

	$694,464	$6,962	$5,311	$682,191

		Investments at Fair Value as of December 31, 2011
(in thousands) Description	12/31/2011	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$585,767	$—	$—	$585,767
Preferred stock	30,289	—	—	30,289
Common stock	6,769	6,679	—	90
Warrants	30,045	—	3,761	26,284

	$652,870	$6,679	$3,761	$642,430

The table below presents reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the three months ended March 31, 2012 (unaudited) and for the year ended December 31, 2011.

(in thousands)	Balance, January 1, 2012	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or (depreciation)(2)	Purchases	Sales	Repayments	Exit	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balances, March 31, 2012
Senior secured debt	$585,767	$—	$(1,496)	$66,242	$—	$(35,533)	$—	$—	$(356)	$614,624
Preferred stock	30,289	2,128	(182)	2,111	(3,628)	—	—	356	(3,825)	27,249
Common stock	90	—	4,003	9,558	—	—	—	—	—	13,651
Warrants	26,284	113	1,522	893	(544)	—	—	—	(1,601)	26,667

Total	$642,430	$2,241	$3,847	$78,804	$(4,172)	$(35,533)	$—	$356	$(5,782)	$682,191

Senior secured debt	$394,198	$(4,301)	$9,050	$454,640	$—	$(263,432)	$—	$—	$(4,388)	$585,767
Subordinated debt	7,420	—	—	—	—	(7,420)	—	—	—	—
Preferred stock	24,607	(1,441)	838	1,860	—	—	—	4,425	—	30,289
Common stock	1,030	—	(940)	—	—	—	—	—	—	90
Warrants	17,401	(1,054)	5,243	6,507	(497)	—	(51)	—	(1,265)	26,284

Total	$444,656	$(6,796)	$14,191	$463,007	$(497)	$(270,852)	$(51)	$4,425	$(5,653)	$642,430

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)

Transfers in/out of Level 3 relate to the conversion of E-Band Communications, Inc. debt to equity and the respective initial public offerings of Annie’s, Inc., Cempra, Inc., Enphase Energy, Inc. and Merrimack Pharmaceuticals, Inc.

For the three months ended March 31, 2012, approximately $5.9 million and $1.6 million in unrealized appreciation was recorded for equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $1.5 million in unrealized depreciation was recorded for Level 3 debt investments relating to assets still held at the reporting date.

For the year ended December 31, 2011, approximately $9.1 million and $3.8 million in unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $480,000 in unrealized depreciation was recorded for equity Level 3 investments relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control”. Generally, under the 1940 Act, the Company is deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three months ended March 31, 2012 and March 31, 2011:

(in thousands)	March 31, 2012
Portfolio Company	Type	Fair Value at March 31, 2012	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation) /Appreciation	Realized Gain/ (Loss)
MaxVision Holding, LLC.	Control	$675	$13	$26	$—	$—
E-Band Communications, Corp.	Affiliate investment	1,094	6	1,076	—	—

Total		$1,769	$19	$1,102	$—	$—

(in thousands)	March 31, 2011
Portfolio Company	Type	Fair Value at March 31, 2011	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation) /Appreciation	Realized Gain/ (Loss)
E-Band Communications, Corp.	Affiliate investment	2,032	—	(1,037)	—	—

Total		$2,032	$—	$(1,037)	$—	$—

A summary of the composition of the Company’s investment portfolio as of March 31, 2012 (unaudited) and December 31, 2011 at fair value is shown as follows:

	March 31, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$552,415	79.5%	$482,268	73.9%
Senior secured debt	94,186	13.6%	133,544	20.4%
Preferred stock	27,250	3.9%	30,181	4.6%
Common Stock	20,613	3.0%	6,877	1.1%

	$694,464	100.0%	$652,870	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of March 31, 2012 (unaudited) and as of December 31, 2011 is shown as follows:

	March 31, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$681,345	98.1%	$634,736	97.2%
England	7,771	1.1%	8,266	1.3%
Iceland	5,198	0.8%	4,970	0.7%
Ireland	150	0.0%	3,842	0.6%
Canada	—	0.0%	672	0.1%
Israel	—	0.0%	384	0.1%

	$694,464	100.0%	$652,870	100.0%

The following table shows the fair value the Company’s portfolio by industry sector at March 31, 2012 (unaudited) and December 31, 2011:

	March 31, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$137,364	19.8%	$131,428	20.1%
Internet Consumer & Business Services	88,094	12.7%	117,542	18.0%
Clean Tech	81,938	11.8%	64,587	9.9%
Drug Delivery	58,006	8.4%	62,665	9.6%
Media/Content/Info	49,518	7.1%	38,476	5.9%
Software	43,788	6.3%	27,850	4.3%
Specialty Pharma	38,783	5.6%	39,384	6.0%
Healthcare Services, Other	36,605	5.3%	—	0.0%
Communications & Networking	33,896	4.9%	28,618	4.4%
Information Services	32,827	4.7%	45,850	7.0%
Consumer & Business Products	18,977	2.7%	4,186	0.6%
Therapeutic	18,479	2.7%	35,911	5.5%
Medical Device & Equipment	14,190	2.0%	—	0.0%
Semiconductors	13,473	1.9%	9,733	1.5%
Surgical Devices	12,484	1.8%	11,566	1.8%
Biotechnology Tools	8,173	1.2%	18,693	2.9%
Diagnostic	7,082	1.0%	15,158	2.3%
Electronics & Computer Hardware	787	0.1%	1,223	0.2%

	$694,464	100.0%	$652,870	100.0%

During the three-month periods ended March 31, 2012 and 2011, the Company funded investments in debt securities, totaling approximately $62.9 million and $85.5 million, respectively. During the three-month periods ended March 31, 2012 and 2011, the Company funded equity investments of approximately $2.1 million and $500,000 respectively.

During the three-month period ended March 31, 2012, the Company converted approximately $356,000 of debt to equity in one portfolio company. In addition, in December 2011, Hercules entered into an agreement to acquire shares of Facebook, Inc. common stock for approximately $9.6 million through a secondary marketplace. The investments were subject to a Facebook, Inc. right of first refusal, which expired thirty days after the date of investment. At December 31, 2011 these assets were held as Other Assets. In February 2012, Hercules was notified that Facebook Inc. had not exercised its repurchase right with respect to any of the shares and had executed all documents necessary to fully transfer the ownership of the shares to Hercules. Accordingly, during the quarter ended March 31, 2012, the investment in Facebook, Inc. was transferred from Other Assets to Investments.

During the three months ended March 31, 2012, the Company recognized net realized gains of approximately $2.9 million on the portfolio. We recorded approximately $2.2 million and $1.3 million of realized gains from the sale of equity in BARRX Medical, Inc. and Aegerion Pharmaceuticals, Inc., respectively. These gains were partially offset by realized losses of approximately $460,000 from the sale of the Company’s common stock in two public portfolio companies and due to the complete write off of warrants in one private portfolio company that had a cost basis of approximately $355,000.

During the three-months ended March 31, 2011, the Company recognized net realized gains of approximately $9.6 million from the sale of common stock in its public portfolio companies. During the three months ended March 31, 2011, the Company recognized realized losses of approximately $5.2 million from equity, loan, and warrant investments in portfolio companies that have been liquidated.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $3.1 million and $4.5 million of unamortized fees at March 31, 2012 and December 31, 2011, respectively, and approximately $5.4 million and $4.4 million in exit fees receivable at March 31, 2012 and December 31, 2011, respectively.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $298,000 and $556,000 in PIK income in the three-month periods ended March 31, 2012 and 2011, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the three month period ended March 31, 2012.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At March 31, 2012, approximately 65.7% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 33.5% of portfolio company loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 0.8% of portfolio company loans had an equipment only lien.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes and the SBA debentures as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. Based on market quotations on or around March 31, 2012, the Convertible Senior Notes were trading for $1.035 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $216.0 million, compared to the carrying amount of $200.7 million as of March 31, 2012.

The liabilities of the Company below are recorded at amortized cost and not at fair value on the balance sheet. The following table provides additional information about the level in the fair value hierarchy of our liabilities:

	3/31/2011	Liabilities at Fair Value as of March 31, 2012
(in thousands) Description		Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Convertible Senior Notes	$77,625	$—	$77,625	$—
SBA Debentures	$216,000	$—	$—	$216,000

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 1.

4. Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of March 31, 2012, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. The Company’s net investment of $75.0 million in HT II as of March 31, 2012 fully funds the required regulatory capital for HT II. HT II has a total of $100.7 million of SBA guaranteed debentures outstanding as of March 31, 2012 and has paid the SBA commitment fees of approximately $1.5 million. As of March 31, 2012, the Company held investments in HT II in 54 companies with a fair value of approximately $188.1 million, accounting for approximately 27.1% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $50.0 million in HT III as of March 31, 2012, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.0 million was outstanding as of March 31, 2012. As of March 31, 2012, HT III has paid commitment fees of approximately $1.0 million. As of March 31, 2012, the Company held investments in HT III in 25 companies with a fair value of approximately $129.0 million, accounting for approximately 18.6% of the Company’s total portfolio.

There is no assurance that HT II or HT III will be able to draw to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA.

A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2012 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.77% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 21, 2012 were 0.285% and 0.515% depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended March 31, 2012 for HT II was approximately $115.4 million with an average interest rate of approximately 6.0%. The average amount of debentures outstanding for the quarter ended March 31, 2012 for HT III was approximately $100.0 million with an average interest rate of approximately 2.9%.

HT II and HT III hold approximately $198.4 million and $170.3 million in assets, respectively, and accounted for approximately 19.5% and 16.7% of the Company’s total assets prior to consolidation at March 31, 2012.

In January 2011, the Company repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In February 2011, the Company submitted a request to the SBA to borrow $25.0 million under a new capital commitment and in April 2011, the SBA approved a $25.0 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $125.0 million was available in HT II and $100.0 million was available in HT III.

In February 2012, the Company repaid $24.3 million of SBA debentures under HT II, priced at 6.63%, including annual fees. In April 2012, the Company submitted a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request, what the pricing will be or that we will draw on any possible commitment.

As of March 31, 2012, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In the aggregate, at

March 31, 2012 there was $200.7 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries and we intend to seek an additional $24.3 million under HT III, which will bring us to the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

The Company reported the following SBA debentures outstanding on its Consolidated Statement of Assets and Liabilities as of March 31, 2012 (unaudited) and December 31, 2011:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	March 31, 2012	December 31, 2011
SBA Debentures:
September 26, 2007	September 1, 2017	6.43%	$12,000	$12,000
March 26, 2008	March 1, 2018	6.38%	47,550	58,050
September 24, 2008	September 1, 2018	6.63%	—	13,750
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
March 21, 2012	March 1, 2022	3.28%	25,000	25,000

Total SBA Debentures			$200,750	$225,000

(1)	Interest rate includes annual charge

At March 31, 2012 (unaudited) and December 31, 2011, the Company had the following borrowing capacity and outstanding borrowings:

	March 31, 2012		December 31, 2011
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$55,000	$—	$55,000	$—
Wells Facility	75,000	—	75,000	10,187
Convertible Senior Notes(2)	75,000	70,624	75,000	70,353
SBA Debentures(3)	225,000	200,750	225,000	225,000

Total	$430,000	$271,374	$430,000	$305,540

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)

Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $4,376 at March 31, 2012.

(3)

In February 2012, the Company repaid $24.3 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2012, we submitted a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve the new capital commitment request, what the pricing will be or that we will draw on any possible commitment.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, we estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the accompanying consolidated statement of assets and liabilities. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively. At the time of issuance, the debt issuance costs and equity issuance costs were approximately $2.9 million and $224,000, respectively. At the time of issuance and as of March 31, 2012, the equity component, net of issuance costs, as recorded in the “capital in excess of par value” in the balance sheet was approximately $5.2 million.

As of March 31, 2012, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of March 31, 2012
Principal amount of debt	$75,000
Original issue discount, net of accretion	(4,376)

Carrying value of debt	$70,624

For the three months ended March 31, 2012, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

(in thousands)	Three Months Ended March 31, 2012
Stated interest expense	$1,125
Accretion of original issue discount	271
Amortization of debt issuance cost	144

Total interest expense and fees	$1,540

Cash paid for interest expense	$—

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.2% for the three months ended March 31, 2012. As of March 31, 2012, we are in compliance with the terms of the indentures governing the Convertible Senior Notes.

Wells Facility

In August 2008, the Company entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, the Company renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. For the three-month period ended March 31, 2012, this non-use fee was approximately $137,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. In January 2012, the Company repaid the entire principal balance outstanding as of December 31, 2011 under the Wells Facility of approximately $10.2 million. At March 31, 2012, there were no borrowings outstanding under the Wells Facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the cumulative amount of equity raised after March 31, 2011. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. As of March 31, 2012, the minimum tangible net worth covenant has increased to $357.2 million as a result of the January 2012 follow-on public offering of 5.0 million shares of common stock for proceeds of approximately $48.05 million. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at March 31, 2012.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, the Company renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. At March 31, 2012, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended March 31, 2012, this non-use fee was approximately $70,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of March 31, 2012, the minimum tangible net worth covenant has increased to $356.5 million as a result of the January 2012 follow-on public offering of 5.0 million shares of common stock for net proceeds of approximately $47.2 million. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. On March 30, 2012 the Company entered into an amendment to the Union Bank Facility which permitted the Company to issue additional senior notes relating to our offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “2019 Notes”). The offering of the 2019 Notes closed on April 17, 2012. We were in compliance with all covenants at March 31, 2012.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility was terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $611,000 as of March 31, 2012 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between April 2012 and January 2017.

5. Income taxes

The Company has elected to be taxed as a RIC under Subchapter M of the Code and intends to continue to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

During the quarter ended March 31, 2012, the Company declared a distribution of $0.23 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. If the Company had determined the tax attributes of its distributions year-to-date as of March 31, 2012, approximately 98% would be from ordinary income and spill over earnings from 2011 and approximately 2% would be a return of capital. However there can be no certainty to shareholders that this determination is representative of what the tax attributes of its 2012 distributions to shareholders will actually be.

As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, the Company may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

Taxable income for the three-month period ended March 31, 2012 was approximately $10.7 million or $0.23 per share. Taxable net realized gains for the same period were $3.2 million or approximately $0.07 per share. Taxable income for the three-month period ended March 31, 2011 was approximately $8.2 million or $0.19 per share. Taxable net realized losses for the same period were approximately $5.8 million or approximately $0.13 loss per share.

6. Shareholders’ Equity

On January 20, 2012, the Company raised approximately $47.7 million, net of issuance costs, in a public offering of 5,000,000 shares of its common stock.

On February 12, 2012, the Company approved the extension of the stock repurchase plan under the same terms and conditions that allows the Company to repurchase up to $35.0 million of its common stock as previously approved on February 11, 2010 and extended for six month periods ending August 26, 2010, February 26, 2011, August 26, 2011 and February 26, 2012 for an additional six month period set to expire on August 26, 2012. During the three month period ended March 31, 2012, the Company did not repurchase any common stock.

At March 31, 2012, the Company was authorized to issue 100,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

The Company has issued stock options for common stock subject to future issuance, of which 3,549,763 and 4,231,444 were outstanding at March 31, 2012 and December 31, 2011, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. On June 1, 2011, stockholders approved an increase of 1,000,000 shares, authorizing the Company to issue 8,000,000 shares of common stock under the 2004 Plan. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, the independent members of its Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vest 33% on an annual basis from the date of grant and deferred compensation cost will be recognized ratably over the three year vesting period.

A summary of common stock options activity under the Company’s 2006 and 2004 Plans for the three months ended March 31, 2012 and 2011 is as follows:

	For the three month period ended March 31
	2012	2011
	Common Stock Options	Common Stock Options
Outstanding at Beginning of Period	4,231,444	4,729,849
Granted	18,000	295,700
Exercised	(424,667)	(3,542)
Cancelled	(275,014)	(7,480)

Outstanding at End of Period	3,549,763	5,014,527

Weighted-average exercise price	$12.14	$11.33

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At March 31, 2012, options for approximately 3.1 million shares were exercisable at a weighted average exercise price of approximately $12.44 per share with a weighted average remaining contractual term of 1.87 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the three-month periods ended March 31, 2012 and 2011 was approximately $32,000 and $568,000 million respectively. During the three month periods ended March 31, 2012 and 2011, approximately $104,000 and $167,000 of share-based cost due to stock option grants was expensed, respectively. As of March 31, 2012, there was approximately $672,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.04 years. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three-month periods ended March 31, 2012 and 2011:

	For Three Months Ended March 31,
	2012	2011
Expected Volatility	46.70%	46.70%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	0.61% - 1.07%	1.65% - 2.15%

The following table summarizes stock options outstanding and exercisable at March 31, 2012.

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21 - $8.49	106,567	4.43	$637,955	$5.09	100,984	4.3	$623,495	$4.91
$8.67 - $13.40	2,746,946	2.55	636,339	$11.93	2,268,067	1.77	212,612	$12.30
$13.87 - $14.02	696,250	1.82	—	$14.02	696,250	1.82	—	$14.02

$4.21 - $14.02	3,549,763	2.47	$1,274,294	$12.14	3,065,301	1.87	$836,107	$12.44

During the three months ended March 31, 2012 and 2011, respectively, the Company granted approximately 672,000 and 296,600 shares of restricted stock pursuant to the Plans. Each restricted stock award granted in 2012 and 2011 is subject to lapse as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. The restricted stock awarded in 2008 vests 25% annually on the anniversary date of the award. Share based compensation cost will be recognized ratably over the four year vesting period. No restricted stock was granted pursuant to the 2004 Plan prior to 2008. The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the three-month periods ended March 31, 2012 and 2011, was approximately $7.3 million and $3.3 million, respectively. During the three month periods ended March 31, 2012 and 2011, the Company expensed approximately $722,000 and $569,000 of compensation expense related to restricted stock, respectively. As of March 31, 2012, there was approximately $11.8 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 3.33 years.

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Quarter Ended March 31,
(in thousands, except per share data)	2012	2011
Numerator
Net increase in net assets resulting from operations	$17,105	$(1,178)
Less: Dividends declared-common and restricted shares	(11,412)	9,558

Undistributed earnings	5,693	(10,736)

Undistributed earnings-common shares	5,693	(10,736)
Add: Dividend declared-common shares	11,136	9,401

Numerator for basic and diluted change in net assets per common share	$16,829	$(1,335)

Denominator
Basic weighted average common shares outstanding	47,018	42,737

Common shares issuable	192	—

Weighted average common shares outstanding assuming dilution	47,210	42,737
Change in net assets per common share
Basic	$0.36	$(0.03)
Diluted	$0.36	$(0.03)

The calculation of change in net assets per common share—assuming dilution, excludes all anti-dilutive shares. For the three and three-month periods ended March 31, 2012 and 2011, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, were approximately 2.6 million and 2.4 million shares, respectively.

9. Financial Highlights

Following is a schedule of financial highlights for the three months ended March 31, 2012 and 2011:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2012	2011
Per share data:
Net asset value at beginning of period	$9.83	$9.50
Net investment income	0.24	0.23
Net realized gain (loss) on investments	0.06	0.10
Net unrealized appreciation (depreciation) on investments	0.06	(0.36)

Total from investment operations	0.36	(0.03)
Net increase/(decrease) in net assets from capital share transactions	(0.21)	(0.07)
Distributions	(0.24)	(0.22)
Stock-based compensation expense included in investment income(1)	(0.02)	0.02

Net asset value at end of period	$9.76	$9.20

Ratios and supplemental data:
Per share market value at end of period	$11.08	$11.00
Total return(2)	19.89%	8.33%
Shares outstanding at end of period	49,721	43,804
Weighted average number of common shares outstanding	47,018	42,737
Net assets at end of period	$485,447	$403,207
Ratio of operating expense to average net assets	9.41%	9.17%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	9.73%	9.62%
Average debt outstanding	$292,832	$164,444
Weighted average debt per common share	$6.23	$3.85

(1)

Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital. The total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

(2)

The total return equals the increase or decrease of ending market value over beginning market value, plus distributions, dividend by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan.

10. Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at March 31, 2012 totaled approximately $125.4 million. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $59.3 million of non-binding term sheets outstanding to eight new and existing companies at March 31, 2012. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through October 2018. Total rent expense amounted to approximately $285,000 and $276,000 during the three month period ended March 31, 2012 and 2011, respectively.

Future commitments under operating leases as of March 31, 2012 were as follows:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3) (4)	$271,374	$—	$—	$70,624	$200,750
Operating Lease Obligations(5)	8,186	1,248	2,288	2,538	2,112

Total	$279,560	$1,248	$2,288	$73,162	$202,862

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4.
(3)	Includes borrowings under the SBA debentures. There were no outstanding borrowings under the Wells Facility or Union Bank Facility at March 31, 2012.
(4)

Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $4,376 at March 31, 2012.

(5)	Long-term facility leases.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

11. Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04—Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, or ASU 2011-04. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The highest and best use valuation premise is only applicable to non-financial assets. In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; (2) a description of the valuation processes in place; and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities and as such the Company has adopted this ASU beginning with the quarter ended March 31, 2012. The Company has increased the disclosures related to Level 3 fair value measurement, in addition to other required disclosures. There were no related impacts on our financial position or results of operations.

12. Subsequent Events

Liquidity and Capital Resources

7.00% Senior Notes Due 2019

On April 17, 2012, the Company and U.S. Bank, N.A. (the “Trustee”), entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture (the “Indenture”) between the Company and the Trustee, dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “2019 Notes”). The sale of the 2019 Notes generated net proceeds of approximately $41.7 million.

The 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012.

The 2019 Notes will be our direct unsecured obligations and will rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness, including without limitation, the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of HT II and HT III and any borrowings under the Company’s revolving senior secured credit facilities.

The Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, and to provide financial information to the holders of the 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2019 Notes in a series may declare such 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement. The Company granted the underwriters an option to purchase up to an additional $6.45 million in aggregate principal amount of the 2019 Notes to cover over-allotments, if any. The transaction closed on April 17, 2012.

Dividend Declaration

On April 30, 2012 the Board of Directors increased the quarterly dividend by $0.01, or approximately 4%, and declared a cash dividend of $0.24 per share that will be payable on May 25, 2012 to shareholders of record as of May 18, 2012. This dividend represents the Company’s twenty-seventh consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $7.16 per share.

Portfolio Company Developments

In April 2012, the Company sold its equity investment in portfolio company Annie’s, Inc. In connection with the sale, the Company expects to realize a net gain of approximately $2.3-$2.4 million, representing an internal rate of return of approximately 28.0% on the Company’s total investments in Annie’s, Inc.

In April 2012, the Company’s portfolio company NEXX Systems, Inc, reached a definitive agreement to be acquired by Tokyo Electron. In connection with the sale, the Company expects to realize a net gain of approximately $5.2 million for the sale of its warrant and equity investments in the second quarter.

In April 2012, the Company received full repayment of its $24.2 million term loan with Pacira Pharmaceuticals, Inc., its $5.6 million term loan with PolyMedix, Inc. and its $8.5 million in term loan investments with other portfolio companies.

In April 2012, the Company transferred the listing of its common stock from the NASDAQ Global Select Market to the New York Stock Exchange (the “NYSE”) and began trading its common stock on the NYSE on April 30, 2012 under its ticker symbol “HTGC”.

$200,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, in one or more offerings or series, up to $200,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 1, 2011, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending June 1, 2012. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In the event we offer common stock, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the holders of the majority of our voting securities and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission may permit. See “Risk Factors” for more information.

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as additional offices in Boston, MA, Boulder, CO and McLean, VA. Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “HTGC.” On March 19, 2012, the last reported sale price of a share of our common stock on the Nasdaq Global Select Market was $10.79. The net asset value per share of our common stock at December 31, 2011 (the last date prior to the date of this prospectus on which we determined net asset value) was $9.83.

An investment in our securities may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 16 to read about risks that you should consider before investing in our securities, including the risk of leverage.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.herculestech.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of any securities unless accompanied by a prospectus supplement.

The date of this prospectus is March 29, 2012

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Technology Growth Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Technology Growth Capital, Inc., our logo and other trademarks of Hercules Technology Growth Capital, Inc. mentioned in this prospectus are the property of Hercules Technology Growth Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $200,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Summary” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries.

Our Company

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and select lower middle market technology companies. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As of December 31, 2011 our total assets were approximately $747.4 million, of which, our investments comprised $652.9 million at fair value and $656.5 million at cost. Our investments at fair value were comprised of our debt investments, warrant portfolio and equity investments valued at approximately $585.8 million, $37.1 million and $30.0 million, respectively, or 89.7%, 5.7% and 4.6% of total investments, respectively. Our total investments at fair value in foreign companies were approximately $18.1 million or 2.8% of total investments at December 31, 2011. During the year ended December 31, 2011, we made debt commitments totaling $628.3 million and funded approximately $433.4 million. During the year ended December 31, 2011, we made and funded equity commitments of approximately $2.1 million to four portfolio companies. Debt commitments for the year ended December 31, 2011 included commitments of approximately $402.5 million to 34 new portfolio companies and $225.8 million to 16 existing portfolio companies. Since inception through December 31, 2011, we have made debt and equity commitments of approximately $2.7 billion to our portfolio companies.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company (“SBIC”) subsidiaries, Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”). As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. As of December 31, 2011, we held investments in HT II in 57 companies with a fair value of approximately $198.7 million. HT II’s portfolio companies accounted for approximately 30.4% of our total portfolio at December 31, 2011. As of December 31, 2011, we held investments in HT III in 23 companies with a fair value of approximately $124.8 million. HT III’s portfolio accounted for approximately 19.1% of our total portfolio at December 31, 2011.

We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. As of December 31, 2011, our proprietary SQL-based database system included over 26,500 technology-related companies and approximately 6,500 venture capital, private equity sponsors/investors, as well as various other industry contacts. Our principal executive office is located in Silicon Valley, and we have additional offices in Boston, MA, Boulder, CO and McLean, VA. Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related companies including, clean technology, life science and select lower middle market technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the clean technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies including the right to convert some portion of our debt into equity in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. See “Regulation—Qualifying Assets.” Our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in their later rounds of financing and certain public companies, which we refer to as established stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

As of December 31, 2011, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 27 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity. During 2011, venture capital-backed companies received, in approximately 3,209 transactions, equity financing in an aggregate amount of approximately $32.6 billion, representing a 10.1% increase from the same period of the preceding year, as reported by Dow Jones VentureSource. In addition, overall, the median round size during the three month periods ended December 31, 2011 and 2010 was approximately $4.0 million and $4.1 million, respectively. We believe the larger number of venture-backed companies receiving financing provides us a greater opportunity to provide debt financing to these companies. Overall, seed- and first-round deals made up 45% of the deal flow in the three months ended December 31, 2011 and later-stage deals made up roughly 55% of the deal activity in the quarter.

We believe that demand for structured debt financing is currently underserved, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have potentially reached a more mature stage prior to reaching a liquidity event, we believe our investments provide the debt capital needed to grow or recapitalize companies during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and, on select investments, covenants requiring prospective portfolio companies to have certain amounts of available cash and the continued support from a venture capital or private equity firm at the time we make our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies, including select publicly listed companies and select lower middle market companies and established-stage companies.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of December 31, 2011, our proprietary SQL-based database system included over 26,500 technology-related companies and over 6,500 venture capital, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Dividend Reinvestment Plan

We have adopted an opt-out dividend reinvestment plan through which distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash. See “Dividend Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Taxation

Prior to 2006, we were taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended, which we refer to in this prospectus as the Code. We elected to be treated for federal income tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Code with the filing of our federal corporate income tax return for 2006, which election was effective as of January 1, 2006. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Certain United States Federal Income Tax Considerations.” To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be able to maintain our RIC status. If we do not qualify as a RIC, we would be taxed as a C corporation.

Use of Proceeds

We intend to use the net proceeds from selling our securities for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. Our asset coverage for senior indebtedness as of December 31, 2011 was 864.7% excluding our SBIC debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when including our SBIC debentures was 237.5% at December 31, 2011. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. From September 1, 2011 through September 30, 2011, this non-use fee was 0.75%. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. There was approximately $10.2 million outstanding debt under the Wells Facility at December 31, 2011, which we repaid in full in January 2012.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the cumulative amount of equity raised after March 31, 2011. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2011.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. At September 30, 2011, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. At December 31, 2011, there were no borrowings outstanding on this facility.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2011.

SBICs

Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”), our wholly owned subsidiaries, are licensed by the U.S. Small Business Administration (“SBA”) as small business investment companies (“SBICs”) under the Small Business Investment Act of 1958. As of December 31, 2011, we held investments in HT II in 57 companies with a fair value of approximately $198.7 million. HT II’s portfolio companies accounted for approximately 30.4% of our total portfolio at December 31, 2011. As of December 31, 2011, we held investments in HT III in 23 companies with a fair value of approximately $124.8 million. HT III’s portfolio accounted for approximately 19.1% of our total portfolio at December 31, 2011.

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of September 30, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. With our net investment of $75.0 million in HT II as of December 31, 2011, HT II has the capacity to issue a total of $125.0 million of SBA guaranteed debentures, subject to SBA approval, of which $125.0 million was outstanding as of December 31, 2011. As of December 31, 2011, HT II has paid the SBA commitment fees of approximately $1.5 million.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of December 31, 2011, HT III had the potential to borrow up to $100.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $50.0 million in HT III as of December 31, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.00 million was outstanding as of December 31, 2011. As of December 31, 2011, HT III has paid the SBA commitment fees of approximately $1.0 million. There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

In aggregate, HT II and HT III hold approximately $217.2 million and $167.1 million in assets, respectively, and accounted for approximately 21.7% and 16.7%, respectively, of our total assets prior to consolidation at December 31, 2011.

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016. As of December 31, 2011, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $70.4 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

As of December 31, 2011, we are in compliance with the terms of the indentures governing the Convertible Senior Notes.

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Certain Material United States Federal Income Tax Considerations.” We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year.

Principal Risk Factors

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies, which generally require additional capital to become profitable. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed or to fully repay the amounts owed to us. A large number of entities compete for the same kind of investment opportunities as we seek.

We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our securities.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

Recent Developments

Portfolio Update

As of February 29, 2011, we have:

a.	Closed commitments of approximately $36.9 million to new and existing portfolio companies, and funded approximately $30.0 million since the close of the fourth quarter of 2011.

b.	Pending commitments (signed non-binding term sheets) of approximately $51.0 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed and Pending Commitments (in millions)
Q1-12 Closed Commitments (as of February 29, 2012) (a,b)	$36.9
Pending Commitments (as of February 29, 2012) (b)	51.0

Year-to-date 2012 Closed and Pending Commitments	$87.9

Notes:

a.	Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

Dividend Declaration

On February 27, 2012, the Board of Directors increased the quarterly dividend by 5.0% and declared a cash dividend of $0.23 per share that will be payable on March 15, 2012 to shareholders of record as of March 12, 2012. This dividend would represent the Company’s twenty-sixth consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $6.92 per share.

Liquidity and Capital Resources

In January 2012, we closed a public offering of 5,000,000 shares of common stock at $9.61 per share, resulting in proceeds of $48,050,000 before deducting offering expenses.

In January 2012, we repaid the entire principal balance outstanding (approximately $10.2 million as of December 31, 2011) under the Wells Fargo facility.

In February 2012, we repaid six SBA debentures with principal totaling $24.25 million under our first license. The weighted average interest rate on repaid debentures (including the 0.906% SBA annual charge levied on each debenture) was 6.63%. The total amount paid, including unpaid interest and annual charges through March 1, 2012, was approximately $24.3 million

Portfolio Company Developments

On February 3, 2012, Cempra, Inc. completed its initial public offering of 8,400,000 shares of common stock at a price to the public of $6.00 per share. At December 31, 2011, we held approximately 371,000 warrants in Cempra, Inc.

In January 2012, BÂRRX Medical, Inc. completed the sale of all of its outstanding shares to Coviden plc in a transaction for an aggregate consideration of approximately $325.0 million, net of cash and short-term investments. In connection with the sale, we expect to realize a net gain of approximately $2.2-$2.3 million in the first quarter of 2012 and a full repayment of our loan to BÂRRX Medical.

In January 2012, Hercules received full repayment of its $5.0 million term loan with Merrion Pharmaceuticals, Inc.

In December 2011, Hercules entered into an agreement to acquire approximately $9.6 million through a secondary marketplace in Facebook, Inc., the social networking company for an aggregate of 307,500 shares at an average price of $31.08 per share. The investments were subject to certain closing conditions and a right of first refusal by Facebook, Inc. which expired thirty days after the date of investment. At December 31, 2011 these assets were held as Other Assets. In February 2012, Hercules was notified that Facebook Inc. had not exercised its repurchase right with respect to any of the shares and had executed all documents necessary to fully transfer the ownership of the shares to Hercules.

Hercules Cleantech

On June 15, 2011, Hercules Clean Technology Capital, Inc., or Hercules Cleantech, filed its registration statement on Form N-2 in contemplation of its IPO. Hercules Cleantech is a specialty finance company formed for the purpose of lending to, and investing in, privately held and select publicly traded clean technology or clean technology related companies. The investment activities of Hercules Cleantech will be managed by Olympus Advisers, LLC. It is intended that the investment professionals of Olympus Advisers, LLC, including Manuel Henriquez, our Chairman, President and Chief Executive Officer, will be members of our management team. We also will provide the administrative services necessary for Hercules Cleantech to operate. There can be no assurance that Hercules Cleantech will complete its IPO in a timely process or at all.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, Massachusetts, Boulder, Colorado and McLean, Virginia. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our securities will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	—%

Annual Expenses (as a percentage of net assets attributable to common stock):(10)
Operating expenses	5.8	%(4)(5)
Interest payments on borrowed funds	3.2	%(6)
Fees paid in connection with borrowed funds	0.6	%(7)
Acquired fund fees and expenses(8)	0.0%

Total annual expenses	9.6	%(9)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the Example will be updated accordingly.
(2)	The related prospectus supplement will disclose the public offering price, applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	“Operating expenses” represent our operating expenses for the year ended December 31, 2011 including income tax expense (benefit) including excise tax, excluding interests and fees on indebtedness. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Compensation of Executive Officers and Directors.”
(5)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(6)	“Interest payments on borrowed funds” represents interest payments on borrowed funds for 2011 including our Wells Facility, Union Bank Facility, the Convertible Senior Notes, the Citigroup Warrant Participation Agreement and the SBA debentures.
(7)	“Fees paid in connection with borrowed funds” represents fees paid in connection with borrowed funds for 2011 including our Wells Facility, Union Bank Facility, Convertible Senior Notes, Citigroup Warrant Participation Agreement and the SBA debentures. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The prospectus supplement related to the offering of any debt securities pursuant to this prospectus will calculate this item based on the effects of our borrowings and interest costs after the issuance of such debt securities. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors’ assessment of market and other factors at the time of any proposed borrowing. See “Risk Factors.” This percentage for the year ended December 31, 2011 was approximately 0.75%.
(8)	For the year ended December 31, 2011, we did not have any investments in shares of Acquired Funds that are not consolidated and, as a result, we did not directly or indirectly incur any fees from Acquired Funds.
(9)	“Total annual expenses” is the sum of “operating expenses,” “interest payments on borrowed funds” and “fees paid in connection with borrowed funds.”
(10)	“Average net assets attributable to common stock” equals the weighted estimated average net assets for 2011 which is $419.1 million.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$152	$316	$466	$785

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal 2009, 2008, and 2007 and the selected statement of operations data for fiscal 2009, 2008 and 2007 have been derived from our audited financial statements for these years, which have been audited by Ernst & Young LLP, our former independent registered public accounting firm. The historical data are not necessarily indicative of results to be expected for any future period. The selected balance sheet data as of the end of fiscal 2011 and 2010 and the financial statement of operations data for fiscal 2011 and 2010 have been derived from our audited financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

	For the year ended December 31,
	2011	2010	2009	2008	2007
Investment income:
Interest	$70,346	$54,700	$62,200	$67,283	$48,757
Fees	9,509	4,774	12,077	8,552	5,127

Total operating income	79,855	59,474	74,277	75,835	53,884

Operating expenses:
Interest	13,252	8,572	9,387	13,121	4,404
Loan fees	2,635	1,259	1,880	2,649	1,290
General and administrative	7,992	7,086	7,281	6,899	5,437
Employee Compensation:
Compensation and benefits	13,260	10,474	10,737	11,595	9,135
Stock-based compensation	3,128	2,709	1,888	1,590	1,127

Total employee compensation	16,388	13,183	12,625	13,185	10,262

Total operating expenses	40,267	30,100	31,173	35,854	21,393
Net investment income before provision for income taxes and investment gains and losses	39,588	29,374	43,104	39,981	32,491
Provision for income taxes	—	—	—	—	2
Net investment income	39,588	29,374	43,104	39,981	32,489
Net realized gain (loss) on investments	2,741	(26,382)	(30,801)	2,643	2,791
Provision for Excise Tax	—	—	—	(203)	(139)
Net increase (decrease) in unrealized appreciation on investments	4,607	1,990	1,269	(21,426)	7,268

Net realized and unrealized gain (loss)	7,348	(24,392)	(29,532)	(18,986)	9,920

Net increase (decrease) in net assets resulting from operations	$46,936	$4,982	$13,572	$20,995	$42,409

Cash and stock dividends declared per common share	$0.88	$0.80	$1.26	$1.32	$1.20

	As of December 31,
($ in thousands, except per share data)	2011	2010	2009	2008	2007
Balance sheet data:
Investments, at value	$652,870	$472,032	$374,669	$578,211	$525,492
Cash and cash equivalents	64,474	107,014	124,828	17,242	7,856
Total assets	747,394	591,247	508,967	608,672	541,943
Total liabilities	316,354	178,716	142,452	226,214	141,206
Total net assets	431,041	412,531	366,515	382,458	400,737

Other Data:
Total debt investments, at value	$585,767	$401,618	$325,134	$536,964	$477,643
Total warrant investments, at value	30,045	23,690	14,450	17,883	21,646
Total equity investments, at value	37,058	46,724	35,085	23,364	26,203
Unfunded commitments	168,196	117,200	11,700	82,000	130,602
Net asset value per share(1)	$9.83	$9.50	$10.29	$11.56	$12.31

(1)	Based on common shares outstanding at period end.

The following tables set forth certain quarterly financial information for each of the twelve quarters up to and ending December 31, 2011. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	For the Quarter End
(Amounts in thousands, except per share data)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Selected Quarterly Data (unaudited):
Total investment income	$21,200	$18,684	$20,820	$19,152
Net investment income before provision for income taxes and investment gains and losses	10,831	8,593	10,360	9,804
Net increase (decrease) in net assets resulting from operations	17,574	6,223	24,317	(1,177)
Net increase (decrease) in net assets resulting from operations per common share (basic)	$0.25	$0.14	$0.24	$0.23

	For the Quarter End
(Amounts in thousands, except per share data)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Selected Quarterly Data (unaudited):
Total investment income	$16,807	$15,646	$14,501	$12,520
Net investment income before provision for income taxes and investment gains and losses	8,751	8,148	6,863	5,612
Net increase (decrease) in net assets resulting from operations	11,721	(7,823)	(4,630)	5,714
Net increase (decrease) in net assets resulting from operations per common share (basic)	$0.30	$(0.23)	$(0.14)	$0.16

	For the Quarter End
(Amounts in thousands, except per share data)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Selected Quarterly Data (unaudited):
Total investment income	$16,666	$17,681	$19,480	$20,450
Net investment income before provision for income taxes and investment gains and losses	9,377	10,347	11,821	11,558
Net increase (decrease) in net assets resulting from operations	8,459	13,690	(13,059)	4,482
Net increase (decrease) in net assets resulting from operations per common share (basic)	$0.24	$0.39	$(0.38)	$0.14

RISK FACTORS

Investing in our securities may be speculative and involves a high degree of risk. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to our Business Structure

We have a limited operating history as a business development company, which may affect our ability to manage our business and may impair your ability to assess our prospects.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate level taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. These constraints, among others, may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. Our experience operating under these constraints is limited to the period since our inception.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the Nasdaq Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act that require the SEC to adopt additional rules and regulations in these areas such as “say on pay” and proxy access. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

We have and may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under applicable Treasury regulations and certain private rulings issued by the Internal Revenue Service, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We previously determined to pay a portion of our first quarter 2009 dividend in shares of newly issued common stock, and we may in the future determine to distribute taxable dividends that are payable in part in our common stock.

We are dependent upon key management personnel for their time availability and our future success, particularly Manuel A. Henriquez, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez, or of any other senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Furthermore, we do not have an employment agreement with Mr. Henriquez and our senior management is not restricted from creating new investment vehicles subject to compliance with applicable law. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights with respect to non-performing portfolio companies in protecting our investments or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make commercial loans with interest rates that are comparable to or lower than the rates that we typically offer. We may lose prospective portfolio companies if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code would impose on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify, or that we will be able to fully invest our available capital.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our ordinary income and realized net capital gains except for certain realized net long-term capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline. In addition, our results of operations and financial condition could be adversely affected.

Because we borrow money, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. Our secured credit facilities with Wells Fargo Capital Finance LLC and RBC Capital Markets and Union Bank, N.A. and RBC Capital Markets and our Convertible Senior Notes contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As of December 31, 2011, we did not have any outstanding borrowings under our credit facility with Union Bank and approximately $10.2 million outstanding under our credit facility with Wells Fargo. In addition, as of December 31, 2011, we had approximately $225.0 million of indebtedness outstanding incurred by our SBIC subsidiaries and $75.0 million of Convertible Senior Notes payable. There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As a business development company, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of December 31, 2011 our asset coverage ratio under our regulatory requirements as a business development company was 864.7%, excluding our SBIC debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when including our SBIC debentures was 237.5% at December 31, 2011.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholder(1)	(44.1%)	(25.81%)	(7.49%)	10.83%	29.14%

(1)	Assumes $934.2 million in total assets, $305.5 million in debt outstanding, $617.8 million in stockholders’ equity, and an average cost of funds of 6.25%, which is the approximate average cost of funds of the SBA debentures for the period ended December 31, 2011. Actual interest payments may be different.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

At December 31, 2011, portfolio investments, which are valued at fair value by the Board of Directors, were approximately 87.4% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Valuation Committee. The Valuation Committee uses its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while applying a valuation process for the types of investments we make which includes, but is not limited to, deriving a hypothetical exit price. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at December 31, 2011 that represent greater than 5% of net assets:

	December 31, 2011
(in thousands)	Fair Value	Percentage of Net Assets
Women’s Marketing, Inc.	$29,796	6.9%
Aveo Pharmaceuticals, Inc.	$28,997	6.7%
Tectura Corporation	$27,154	6.3%
Pacira Pharmaceuticals, Inc.	$26,396	6.1%
Anthera Pharmaceuticals, Inc.	$26,185	6.1%
Brightsource Energy, Inc.	$25,549	5.9%
Revance Therapeutics, Inc.	$21,944	5.1%

Women’s Marketing, Inc. is a media solutions company, delivering premium media at value pricing across all platforms.

Aveo Pharmaceuticals, Inc. is a biopharmaceutical company dedicated to the discovery and development of new, targeted cancer therapeutics.

Tectura Corporation is an IT services firm that specializes in Microsoft Business Solutions applications.

Pacira Pharmaceuticals, Inc. is an emerging specialty pharmaceutical company focused on the development, commercialization and manufacture of new pharmaceutical products.

Anthera Pharmaceuticals, Inc. is a biopharmaceutical company focused on developing and commercializing products to treat serious diseases, including cardiovascular and autoimmune diseases.

Brightsource Energy, Inc. designs, develops and sells solar thermal power systems that deliver reliable, clean energy to utilities and industrial companies.

Revance Therapeutics, Inc. is a biopharmaceutical company developing products that transport drugs across skin to deliver at specific and targeted depths.

Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Our equity ownership in a portfolio company may represent a control investment. Our ability to exit an investment in a timely manner because we are in a control position or have access to inside information in the portfolio company could result in a realized loss on the investment.

If we obtain a control investment in a portfolio company our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

In addition to issuing securities to raise capital as described above, we anticipate that, in the future, we may securitize our loans to generate cash for funding new investments. The securitization market has effectively shut down with the recent financial market collapse and we cannot assure you that will be able to securitize our loans in the near future, or at all. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax requirements, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with Internal Revenue Service requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate an original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income. See “Certain United States Federal Income Tax Considerations.”

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our credit facilities limit our ability to declare dividends if we default under certain provisions.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including, but not limited to, the interest rate payable on the debt securities that we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, changes in our portfolio composition, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. In addition, any of these factors could negatively impact our ability to achieve our investment objectives, which may cause our net asset value of our common stock to decline.

Fluctuations in interest rates may adversely affect our profitability.

A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will accrue interest at variable rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that most of our current initial investments in debt securities will be at floating rate with a floor. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

Our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup, a former credit facility provider to Hercules, has an equity participation right through a warrant participation agreement on the pool of loans and certain warrants formerly collateralized under its then existing credit facility (the “Citigroup Facility”). Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. As a result, Citigroup is entitled to 10% of the realized gains on certain warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citigroup Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2011, the Company recorded an increase on participation liability and decreased its unrealized gains by a net amount of approximately $217,000 for Citigroup’s participation. Since inception of the agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing our realized gains. In addition, our realized gains will be reduced by the amounts owed to Citigroup under the warrant participation agreement. The value of Citigroup’s participation right on unrealized gains in the related equity investments since inception of the agreement was approximately $715,000 at December 31, 2011 and is included in accrued liabilities and decreased the unrealized gain recognized by us at December 31, 2011. Citigroup’s rights under the warrant participation agreement increase our cost of borrowing and reduce our realized gains.

It is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future, such as the Wells Facility and the Union Bank Facility, could constrain our ability to grow our business.

In August 2008, we entered into the Wells Facility, which we renewed on June 20, 2011. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. From September 1, 2011 through September 30, 2011, this non-use fee was 0.75%. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014.

At December 31, 2011, we had approximately $10.2 million outstanding under the Wells Facility, which we repaid in full in January 2012.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the cumulative amount of equity raised after March 31, 2011. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2011.

On February 10, 2010, we entered into the Union Bank Facility. On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. At December 31, 2011, there were no borrowings outstanding under the Union Bank Facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2011.

The current lenders under the Wells Facility and the Union Bank Facility have, and any future lender or lenders will have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. In addition, we may grant a security interest in our assets in connection with any such borrowing. These facilities contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, such facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially, the business our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operating flexibility. If we are unable to obtain sufficient capital in the future, we may:

•	be forced to reduce or discontinue our operations;

•	not be able to expand or acquire complementary businesses; and

•	not be able to develop new services or otherwise respond to changing business conditions or competitive pressures.

In addition to regulatory restrictions that restrict our ability to raise capital, the Wells Facility, the Union Bank Facility and the Convertible Senior Notes contain various covenants which, if not complied with, could accelerate repayment under the facility or require us to repurchase the Convertible Senior Notes, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The credit agreements governing the Wells Facility and the Union Bank Facility and the Convertible Senior Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under the Wells Facility and the Union Bank facility or the trustee or holders under the Convertible Senior Notes, could accelerate repayment under the facilities or the Convertible Senior Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, holders of the Convertible Senior Notes will have the right to require us to repurchase the Convertible Senior Notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases. See “Management’s Discussion and Analysis of Results of Operations and Financial Condition—Borrowings.”

Two of our wholly-owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations.

Our wholly-owned subsidiaries HT II and HT III are licensed to act as SBICs and are regulated by the SBA. As of December 31, 2011, HT II’s and HT III’s portfolio companies accounted for approximately 30.4% and 19.1%, respectively, of our total portfolio. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause HT II and HT III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either HT II or HT III fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/ or limit HT II or HT III from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2011 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation—Small Business Administration Regulations.”

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us. See “Regulation—Small Business Administration Regulations.”

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of September 30, 2011, HT II had the potential to borrow up to $125.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $75.0 million in HT II as of September 30, 2011, HT II has the capacity to issue a total of $125.0 million of SBA guaranteed debentures, subject to SBA approval, of which $125.0 million is outstanding as of December 31, 2011.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of September 30, 2011, HT III had the potential to borrow up to $100.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $50.0 million in HT III as of September 30, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.0 million was outstanding as of December 31, 2011.

On December 31, 2011, there was $225.0 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries. Should HT II or HT III pay down any amount of debentures, or should the maximum limit be increased in excess of $225 million, there is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program. Access to the remaining leverage is subject to SBA approval and compliance with SBA regulations.

In January 2011, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In February 2011, we submitted a request to the SBA to borrow $25.0 million under a new capital commitment and in April 2011, the SBA approved a $25.0 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $125.0 million was available in HT II and $100.0 million was available in HT III.

In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at 6.63%, including annual fees. We plan to submit a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request or that the pricing will be consistent with the September 2011 pricing or that we will have drawn on any possible commitment.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we are otherwise required to distribute, and we cannot pass such net operating losses through to our stockholders. In addition, net operating losses that we carry over to a taxable year in which we qualify as a RIC normally cannot offset ordinary income or capital gains.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

Risks Related to Current Economic and Market Conditions

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While indicators suggest improvement in the capital markets, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Act institutes a wide range of reforms that will have an impact on all financial institutions. Many of these provisions are subject to rule making procedures and studies that will be conducted in the future. Accordingly, we cannot predict the effect the Dodd-Frank Act or its implementing regulations will have on our business, results of operations or financial condition.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As of December 31, 2011, we did not have any outstanding borrowings under the Union Bank Facility and had approximately $10.2 million of borrowings outstanding under the Wells Facility. In addition, as of December 31, 2011, we had approximately $225.0 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries and $75.0 million of Senior Convertible Notes payable. Available borrowing capacity under these facilities as of December 31, 2011 was $119.8 million and subject to terms and conditions and approvals of the SBA.

Depending on funding requirements, we may need to raise additional capital to meet our unfunded commitments either through equity offerings or through additional borrowings.

As of December 31, 2011, we had unfunded origination activity commitments of approximately $168.2 million. Approximately $92.0 million of these unfunded debt commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Wells Facility, our Union Bank Facility and proceeds from Convertible Senior Notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Risks Related to Our Investments

Our investments are concentrated in certain industries and in a number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies.

As of December 31, 2011, approximately 57.5% of the fair value of our portfolio was composed of investments in four industries: 20.1% was composed of investments in the drug discovery and development industry, 18.0% was composed of investments in the internet consumer and business services industry; 9.8% was composed of investments in the clean technology industry and 9.6% was composed of investments in the drug delivery industry. As a result, a downturn in technology-related industry sectors and particularly those in which we are heavily concentrated could materially adversely affect our financial condition.

Our investments may be in portfolio companies which may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to economic downturns such as the current recession, may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, more established companies with greater access to, and resources for, further development in these new technologies. We may lose our entire investment in any or all of our portfolio companies.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

A natural disaster may also impact the operations of our portfolio companies, including our technology- related portfolio companies. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. A portion of our technology-related portfolio companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of our technology-related portfolio companies.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Our investments in the clean technology industry are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns and potential litigation.

Our investments in clean technology, or cleantech, companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. In addition, our cleantech companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of clean technology companies can and often do fluctuate suddenly and dramatically and the markets in which clean technology companies operate are generally characterized by abrupt business cycles and intense competition. Demand for cleantech and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy. Our investments in cleantech companies also face potential litigation, including significant warranty and product liability claims, as well as class action and government claims arising from the increased attention to the industry from the failure of Solyndra. Such litigation could adversely affect the business and results of operations of our cleantech portfolio companies. There is also particular uncertainty about whether agreements providing incentives for reductions in greenhouse gas emissions, such as the Kyoto Protocol, will continue and whether countries around the world will enact or maintain legislation that provides incentives for reductions in greenhouse gas emissions, without which such investments in clean technology dependent portfolio companies may not be economical or financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes expire or are adversely modified. This could, in turn, materially adversely affect the value of the clean technology companies in our portfolio.

Our investments in the life science industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We have invested and plan to continue investing in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration and to a lesser extent, other federal and state agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the drug discovery industry are subject to numerous risks, including competition, extensive government regulation, product liability and commercial difficulties.

Our investments in the drug discovery industry are subject to numerous risks. The successful and timely implementation of the business model of our drug discovery portfolio companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the development and acquisition of innovative products and technologies that improve efficacy, safety, patient’s and clinician’s ease of use and cost-effectiveness are important to the success of such portfolio companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors. Failure by our portfolio companies to introduce planned products or other new products or to introduce products on schedule could have a material adverse effect on our business, financial condition and results of operations.

Further, the development of products by drug discovery companies requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the US and abroad, or gain and maintain market approval of products. In addition, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation.

If macro and micro market conditions should deteriorate, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which might have a material adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. In such periods, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could materially adversely affect our financial condition and operating results.

Generally, we do not control our portfolio companies. These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could materially adversely affect our ability to service our outstanding borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

A lack of initial public offering opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

To the extent venture capital or private equity firms decrease or discontinue funding to their portfolio companies, our portfolio companies may not be able to meet their obligations under the debt securities that we hold.

Most of our portfolio companies rely heavily on future rounds of funding from venture capital or private equity firms in order to continue operating their businesses and repaying their obligations to us under the debt securities that we hold. Venture capital and private equity firms in turn rely on their limited partners to pay in capital over time in order to fund their ongoing and future investment activities.

To the extent that venture capital and private equity firms’ limited partners are unable to fulfill their ongoing funding obligations, the venture capital or private equity firms may be unable to continue financially supporting the ongoing operations of our portfolio companies. As a result, our portfolio companies may be unable to repay their obligations under the debt securities that we hold, which would harm our financial condition and results of operations.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We believe that our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions, or from cash flow from operations. However, to attempt to mitigate credit risks, we will typically take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In many cases, our loans will include a period of interest-only payments. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Additionally, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Moreover, in the case of some of our structured debt with warrants, we may not have a first lien position on the collateral. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

Economic downturns or recessions could impair the value of the collateral for our loans to our portfolio companies, increase our funding costs, limit our access to the credit and capital markets, impair the ability of a portfolio company to satisfy covenants imposed by its lenders and consequently increase the possibility of an adverse effect on our business, financial condition and results of operations.

Many of our portfolio companies are susceptible to economic recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments.

In particular, intellectual property owned or controlled by our portfolio companies may constitute an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies.

Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns and our results of operations and financial condition.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns and our results of operations and financial condition.

If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.
We may not be able to realize our entire investment on equipment-based loans in the case of default.

We may from time-to-time provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan we would take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Our total investments at value in foreign companies were approximately $18.1 million or 2.8% of total investments at December 31, 2011. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Some of our portfolio companies may need additional capital, which may not be readily available.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements, and in most instances to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

We may be unable or decide not to make additional cash investments in our portfolio companies which could result in our losing our initial investment if the portfolio company fails.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in the particular company. We retain the discretion to make any additional investments as our management determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company, and our initial (and subsequent) investments. Moreover, additional investments may limit the number of companies in which we can make initial investments. In determining whether to make an additional investment our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. We cannot assure you that we will have sufficient funds to make any necessary additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive distributions at a particular level or at all.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, a follow-on investment may limit the number of companies in which we can make initial investments. In determining whether to make a follow-on investment, our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments and this could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

Any unrealized depreciation that we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could adversely affect our ability to service our outstanding borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors in accordance with procedures approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale, or are otherwise illiquid, because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of the investments at a favorable price and, as a result, we may suffer losses.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. Such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. In addition, we would not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Our equity related investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

We may not realize expected returns on warrants received in connection with our debt investments.

We generally receive warrants in connection with our debt investments. At December 31, 2011, we held warrant positions received in connection with our debt investments in approximately 4.6% of our total portfolio investments. If we do not receive the returns that are anticipated on the warrants, our investment returns on our portfolio companies, and the value of an investment in us, may be lower than expected.

We generally do not control our portfolio companies and therefore our portfolio companies may make decisions with which we disagree.

Generally, we do not control any of our portfolio companies, even though we may have board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In 2011, we received early loan repayments and pay down of working capital loans of approximately $247.3 million. We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our financial results could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge on the intellectual property of our portfolio companies.

In some cases, we collateralize our investments by obtaining a first priority security interest in a portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a first priority security interest in a portion of a portfolio company’s assets and a negative pledge covering a company’s intellectual property and a first priority security interest in the proceeds from such intellectual property. In the case of a negative pledge, the portfolio company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. As a result, a negative pledge may affect our ability to fully recover our principal investment. In addition, there can be no assurance that our security interest in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court.

At December 31, 2011, approximately 63.0% of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 36.0% of the loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 1.0% of portfolio company loans had an equipment only lien.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans. These investments represent approximately 10.3% of the outstanding balance of our portfolio as of December 31, 2011. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

Risks Related to Our Securities

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our securities.

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock. See “Description of our Capital Stock.”

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. If we receive such approval from the stockholders, we may again issue shares of our common stock at a price below the then current net asset value per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Such approval has allowed and may again allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales.

At our Annual Meeting of Stockholders on June 1, 2011, our stockholders approved a proposal authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to Board approval of the offering. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, investors will experience further dilution and additional discounts to the price of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. We did not sell any of our common stocks at a price below our net asset value during the year ended December 31, 2011.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. Our shares have traded above and below our NAV. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•

market rates of interest higher or lower than rates borne by the debt securities. You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Notes.

The Convertible Senior Notes are convertible into shares of our common stock beginning October 15, 2015, or, under certain circumstances, earlier. Upon conversion of the Convertible Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the Convertible Senior Notes is approximately $11.89 per share of common stock, in each case subject to adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our common stock price has been and continues to be volatile and may decrease substantially.

As with any company, the price of our common stock will fluctuate with market conditions and other factors, which include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the financial performance of specific industries in which we invest in on a recurring basis;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors, or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs, SBICs or business development companies;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	inability to access the capital markets;

•	loss of a major funded source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a small business investment company and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made and are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

This prospectus contains third-party estimates and data regarding valuations of venture capital-backed companies. This data was reported by Dow Jones VentureSource, an independent venture capital industry research company which we refer to as VentureSource. VentureSource is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus is reliable.

We have compiled certain industry estimates presented in this prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our common stock could be materially adversely affected.

USE OF PROCEEDS

We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market, the sales price as a percentage of net asset value and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend per Share(2)
	NAV(1)	High	Low
2010
First quarter	$10.11	$11.15	$9.16	110.3%	90.6%	$0.200
Second quarter	$9.80	$11.50	$8.62	117.3%	88.0%	$0.200
Third quarter	$9.36	$10.57	$9.13	112.9%	97.5%	$0.200
Fourth quarter	$9.50	$10.91	$9.87	114.8%	103.8%	$0.200
2011
First quarter	$9.20	$11.40	$10.42	123.9%	113.3%	$0.220
Second quarter	$9.67	$11.36	$10.09	117.5%	104.3%	$0.220
Third quarter	$9.61	$10.80	$8.51	112.4%	88.6%	$0.220
Fourth quarter	$9.83	$9.99	$8.20	101.6%	116.6%	$0.220
2012
First quarter (through March 13, 2012)	*	$10.93	$9.53	*	*	$0.230

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Represents the dividend declared in the specified quarter. The dividend paid in the first quarter of 2009 was comprised of cash and stock.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on March 13, 2012 was $10.93 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Dividends

The following table summarizes our dividends declared and paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.025
December 9, 2005	January 6, 2006	January 27, 2006	0.300
April 3, 2006	April 10, 2006	May 5, 2006	0.300
July 19, 2006	July 31, 2006	August 28, 2006	0.300
October 16, 2006	November 6, 2006	December 1, 2006	0.300
February 7, 2007	February 19, 2007	March 19, 2007	0.300
May 3, 2007	May 16, 2007	June 18, 2007	0.300
August 2, 2007	August 16, 2007	September 17, 2007	0.300
November 1, 2007	November 16, 2007	December 17, 2007	0.300
February 7, 2008	February 15, 2008	March 17, 2008	0.300
May 8, 2008	May 16, 2008	June 16, 2008	0.340
August 7, 2008	August 15, 2008	September 15, 2008	0.340
November 6, 2008	November 14, 2008	December 15, 2008	0.340
February 12, 2009	February 23, 2009	March 30, 2009	0.320	*
May 7, 2009	May 15, 2009	June 15, 2009	0.300
August 6, 2009	August 14, 2009	September 14, 2009	0.300
October 15, 2009	October 20, 2009	November 23, 2009	0.300
December 16, 2009	December 24, 2009	December 30, 2009	0.040
February 11, 2010	February 19, 2010	March 19, 2010	0.200
May 3, 2010	May 12, 2010	June 18, 2010	0.200
August 2, 2010	August 12, 2010	September 17, 2010	0.200
November 4, 2010	November 10, 2010	December 17, 2010	0.200
March 1, 2011	March 10, 2011	March 24, 2011	0.220
May 5, 2011	May 11, 2011	June 23, 2011	0.220
August 4, 2011	August 15, 2011	September 15, 2011	0.220
November 3, 2011	November 14, 2011	November 29, 2011	0.220
February 27, 2012	March 12, 2012	March 15, 2012	0.230

			$6.915

*	Dividend paid in cash and stock

On February 27, 2012, the Board of Directors announced a cash dividend of $0.23 per share which was paid on March 15, 2012 to shareholders of record as of March 12, 2012. This dividend was the Company’s twenty-seventh consecutive quarterly dividend declaration since its initial public offering, and brings the total cumulative dividend declared to date to $6.92 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90 – 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Of the dividends declared during the year ended December 31, 2011 and 2010, 100% were distributions of ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2012 distributions to stockholders will actually be.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation”.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan” in the accompanying prospectus.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

RATIO OF EARNINGS TO FIXED CHARGES

For the years ended December 31, 2011, 2010, 2009, 2008 and 2007, our ratio of earnings to fixed charges, computed as set forth below, were as follows:

	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2007
Earnings to Fixed Charges(1)	2.95	0.51	1.20	1.33	7.45

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this report. In addition to historical information, the following discussion and other parts of this report contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance firm providing customized loans to public and private technology-related companies, including clean technology, life science and select lower middle market technology companies at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms, and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as through additional offices in Boston, MA, Boulder, CO, and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related companies including clean technology, life science and select lower middle market technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code, or the Code. As of January 1, 2006, we have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.” Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. Our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and select lower middle market companies. We have focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Portfolio and Investment Activity

The total value of our investment portfolio was $652.9 million at December 31, 2011 as compared to $472.0 million at December 31, 2010.

During the year ended December 31, 2011 we made debt commitments to new and existing portfolio companies, including restructured loans, totaling $628.3 million. Debt commitments for the year ended December 31, 2011 included commitments of approximately $402.5 million to 34 new portfolio companies and $225.8 million to 16 existing companies.

During the year ended December 31, 2011, we funded approximately $433.4 million of debt investments. During the year ended December 31, 2011 we made and funded equity commitments of approximately $2.1 million to four existing companies.

At December 31, 2011, we had unfunded contractual commitments of approximately $168.2 million to twenty-nine new and existing companies. Approximately $92.0 million of these unfunded origination activity commitments are dependent upon the portfolio company reaching certain milestones before the Hercules debt commitment becomes available.

These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, we have approximately $82.5 million of non-binding term sheets outstanding to seven new and existing companies at December 31, 2011. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the loan portfolio at December 31, 2011 was approximately $585.8 million, compared to a fair value of approximately $401.5 million at December 31, 2010. The fair value of the equity portfolio at December 31, 2011 and 2010 was approximately $37.1 million and $46.7 million, respectively. The fair value of our warrant portfolio at December 31, 2011 and 2010 was approximately $30.0 million and $23.7 million, respectively.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. During the year ended December 31, 2011, we received normal principal amortization repayments of approximately $65.2 million, and early repayments and working line of credit pay-downs of approximately $182.1 million, including approximately $23.8 million in early repayments associated with the sale of Infologix, Inc. During the year ended December 31, 2011, we restructured our debt investments in three portfolio companies for approximately $8.1 million, $4.7 million and $3.3 million, converted $4.4 million of debt to equity.

Total portfolio investment activity (inclusive of unearned income) as of and for each of the years ended December 31, 2011 and 2010 was as follows:

(in millions)	December 31, 2011	December 31, 2010
Beginning Portfolio	$472.0	$374.7
Purchase of debt investments	433.4	320.4
Equity Investments	2.1	2.3
Sale of Investments	(18.6)	(34.2)
Principal payments received on investments	(65.2)	(81.6)
Early pay-offs and recoveries	(182.1)	(114.5)
Accretion of loan discounts and paid-in-kind principal	6.6	3.3
Net change in unrealized depreciation in investments	4.7	1.6
Restructure fundings	16.1	78.4
Restructure payoffs	(16.1)	(78.4)

Ending Portfolio	$652.9	$472.0

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2011 and December 31, 2010 (excluding unearned income).

	December 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$482,268	73.9%	$357,963	75.8%
Senior secured debt	133,544	20.4%	59,251	12.6%
Preferred stock	30,181	4.6%	26,813	5.7%
Senior debt-second lien with warrants	—	0.0%	8,094	1.7%
Common Stock	6,877	1.1%	19,911	4.2%

	$652,870	100.0%	$472,032	100.0%

A summary of our investment portfolio at value by geographic location is as follows:

	December 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$634,736	97.2%	$438,585	92.9%
England	8,266	1.3%	10,653	2.3%
Iceland	4,970	0.7%	—	0.0%
Ireland	3,842	0.6%	—	0.0%
Canada	672	0.1%	20,876	4.4%
Israel	384	0.1%	1,918	0.4%

	$652,870	100.00%	$472,032	100.00%

Our portfolio companies are primarily privately held expansion-and established-stage companies in the biotechnology, drug discovery, drug delivery, specialty pharmaceuticals, therapeutics, clean technology, communications and networking, consumer and business products, electronics and computers, information services, internet consumer and business services and products, surgical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

The largest portfolio companies vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For years ended December 31, 2011 and 2010, our ten largest portfolio companies represented approximately 37.9% and 57.5% of the total fair value of our investments in portfolio companies, respectively. At December 31, 2011 and 2010, we had seven and six investments, respectively, that represented 5% or more of our net assets. At December 31, 2011, we had seven equity investments representing approximately 63.8% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments.

At December 31, 2010, we had three equity investments which represented approximately 48.0% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of such investments.

As of December 31, 2011, approximately 57.5% of the fair value of our portfolio was composed of investments in four industries: 20.1% was composed of investments in the drug discovery and development industry, 18.0% was composed of investments in the internet consumer and business services industry; 9.8% was composed of investments in the clean technology industry and 9.6% was composed of investments in the drug delivery industry.

As of December 31, 2011, over 99% of our debt investments were in a senior secured first lien position, and more than 90.7% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR based interest rate floor. As a result, we believe we are well positioned to benefit should market rates increase. Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price equal to the most recent equity financing round. As of December 31, 2011, we held warrants in 109 portfolio companies, with a fair value of approximately $30.0 million. The fair value of the warrant portfolio has increased by approximately 26.6% as compared to the fair value of $23.7 million at December 31, 2010. These warrant holdings would require us to invest approximately $73.7 million to exercise such warrants. Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants which have monetized since inception, we have realized warrant gain multiples in the range of approximately 1.04x to 8.74x based on the historical rate of return on our investments. However, these warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant interests.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control.” Generally, under the 1940 Act, we are deemed to “control” a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of us, as defined in the 1940 Act, which are not Control Investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more but less than 25% of the voting securities of such company. “Non-control/ non-affiliate Investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments at December 31, 2011 and December 31, 2010:

(in thousands)	December 31, 2011
Portfolio Company	Type	Fair Value at December 31, 2011	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
MaxVision Holding, LLC.	Control	$1,027	$889	$(5,158)	$—	$—
E-Band Communiations, Corp.	Non-Controlled Affiliate	—	14	(3,425)	—	—

Total		$1,027	$903	$(8,583)	$—	$—

(in thousands)	December 31, 2010
Portfolio Company	Type	Fair Value at December 31, 2010	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation) /Appreciation	Realized Gain/(Loss)
InfoLogix, Inc.	Control	$40,181	$3,013	$77	$128	$2,517
E-Band Communiations, Corp.	Non-Controlled Affiliate	3,069	—	795	—	—

Total		$43,250	$3,013	$872	$128	$2,517

Our investment in InfoLogix, Inc., a company that was a control investment as of December 31, 2010, was sold to Stanley Black & Decker (NYSE:SWK) in January 2011. Approximately $8.3 million of realized gains and $8.4 million of net change in unrealized depreciation was recognized on this control investment during the three-month period ended March 31, 2011.

The following table shows the fair value of our portfolio by industry sector at December 31, 2011 and December 31, 2010 (excluding unearned income):

	December 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$131,428	20.1%	$52,777	11.2%
Internet Consumer & Business Services	117,542	18.0%	7,255	1.5%
Clean Technology	64,587	9.9%	25,722	5.4%
Drug Delivery	62,665	9.6%	35,250	7.5%
Information Services	45,850	7.0%	10,857	2.3%
Specialty Pharma	39,384	6.0%	63,607	13.5%
Media/Content/Info	38,476	5.9%	25,300	5.4%
Therapeutic	35,911	5.5%	2,223	0.5%
Communications & Networking	28,618	4.4%	65,098	13.8%
Software	27,850	4.3%	96,508	20.4%
Biotechnology Tools	18,693	2.9%	5,987	1.3%
Diagnostic	15,158	2.3%	14,911	3.2%
Surgical Devices	11,566	1.8%	10,172	2.1%
Semiconductors	9,733	1.5%	3,227	0.7%
Consumer & Business Products	4,186	0.6%	45,316	9.6%
Electronics & Computer Hardware	1,223	0.2%	7,819	1.6%
Energy	—	0.0%	3	0.0%

	$652,870	100.0%	$472,032	100.0%

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. See “Item 1. Business—Investment Process—Loan and Compliance Administration.” The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of December 31, 2011 and 2010, respectively:

	December 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	$104,516	17.8%	$65,345	16.3%
2	403,114	68.8%	232,713	57.9%
3	70,388	12.0%	90,739	22.6%
4	6,722	1.2%	8,776	2.2%
5	1,027	0.2%	4,045	1.0%

	$585,767	100.0%	$401,618	100.0%

As of December 31, 2011, our investments had a weighted average investment grading of 2.01 as compared to 2.21 at December 31, 2010. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria and their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and have therefore been downgraded until their funding is complete or their operations improve. At December 31, 2011, 43 portfolio companies were graded 2, twelve portfolio companies were graded 3, two portfolio companies were graded 4, and two were graded 5 as compared to 23, eight, two and two portfolio companies, respectively, at December 31, 2010. The improvement in investment grading for the period ended December 31, 2011 was driven in part by meaningful progress in the economy and among our portfolio companies, many of which have experienced improved operating performance and greater access to the venture capital market as they secure new equity financings. At December 31, 2011, we had one loan on non accrual with a fair market value of approximately $1.0 million compared to two loans at December 31, 2010 with a fair value of approximately $4.0 million.

The effective yield on our debt investments during the year was 17.2% and was attributed in part to interest charges and fees related to loan restructurings and acceleration of fee income recognition from early loan repayments. The overall weighted average yield to maturity of our loan investments was approximately 12.64% at December 31, 2011, a slight decrease compared to 13.92% at December 31, 2010, impacted primarily by the early pay off of higher yielding investments during 2011. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $25.0 million. Our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from Prime to approximately 14.0 % as of December 31, 2011. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees, PIK provisions or prepayment fees which may be required to be included in income prior to receipt.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. We had approximately $4.5 million and $6.6 million of unamortized fees at December 31, 2011 and December 31, 2010, respectively, and approximately $4.4 million and $5.1 million in exit fees receivable at December 31, 2011 and December 31, 2010, respectively.

We have loans in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $1.7 million and $2.3 million in PIK income in the twelve month periods ended December 31, 2011 and 2010.

In some cases, we may collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property.

At December 31, 2011, approximately 63.0% of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 36.0% of the loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 1.0% of portfolio company loans had an equipment only lien.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security for emerging-growth, expansion-stage and established-stage companies. In addition, certain loans may include an interest-only period ranging from three to eighteen months for emerging-growth and expansion-stage companies and longer for established-stage companies. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Results of Operations

Comparison of periods ended December 31, 2011 and 2010

Investment Income

Interest income totaled approximately $70.3 million and $54.7 million for 2011 and 2010, respectively. Income from commitment, facility and loan related fees totaled approximately $9.5 million 2011, compared with $4.8 million for 2010. The increase in interest income was directly related to an increase in the average investment portfolio outstanding in 2011 than in 2010.

In 2011 and 2010, interest income included approximately $7.4 million and $6.2 million of income from accrued exit fees, respectively. The year over year increase is attributed to an increase in the average investment portfolio outstanding in 2011 than in 2010.

At December 31, 2011 and 2010, we had approximately $10.3 million and $6.6 million of deferred income related to commitment, facility and loan related fees, respectively. The increase in deferred income was attributed to increased investment originations in 2011.

The following table shows the PIK-related activity for the years ended December 31, 2011 and 2010, at cost:

	Twelve months ended December 31,
(in thousands)	2011	2010
Beginning PIK loan balance	$3,955	$2,315
PIK interest capitalized during the period	2,093	3,054
Payments received from PIK loans	(3,567)	(1,084)
PIK converted to other securities	(440)	—
Realized Loss	—	(330)

Ending PIK loan balance	$2,041	$3,955

The increase in payments received from PIK loans during the year ended December 31, 2011 includes $1.5 million of PIK collected in conjunction with the sale of our investment in Infologix, Inc. in the first quarter of 2011.

Operating Expenses

Operating expenses, which are comprised of interest and fees, general and administrative and employee compensation, totaled approximately $40.3 million and $30.1 million during the periods ended December 31, 2011 and 2010, respectively.

Interest and fees totaled approximately $15.9 million and $9.8 million during the periods ended December 31, 2011 and 2010, respectively. This $6.1 million year over year increase is largely attributed to $1.4 million of incremental interest and fee expense due to the increase in SBA debentures from $170.0 million as of December 31, 2010 to $225.0 million as of December 31, 2011 and $4.5 million of interest and fee expenses during the period ended December 31, 2011 related to the $75.0 million of Convertible Senior Notes issued on April 15, 2011. Additionally, we incurred approximately $767,000 of non cash interest expense during the period ended December 31, 2011 attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. We had a weighted average cost of debt comprised of interest and fees of approximately 6.23% at December 31, 2011, as compared to 6.27% as of December 31, 2010. The decrease was primarily attributed to the weighted average cost of debt on the senior convertible notes of 8.1% offset by a lower weighted average cost of debt on outstanding SBA debentures at 5.0% in 2011 as compared to 6.1% in 2010.

General and administrative expenses include legal, consulting, accounting fees, printer fees, insurance premiums, rent, workout and various other expenses. Expenses increased to approximately $8.0 million from $7.1 million for the periods ended December 31, 2011 and 2010, respectively, largely due to an increase in accounting and printer fees from approximately $1.0 million to $1.6 million during the same periods, respectively.

Employee compensation and benefits totaled approximately $13.3 million and $10.5 million during the periods ended December 31, 2011 and 2010, respectively. The $2.8 million increase is due to $1.6 million of increases in compensation expense attributable to increases in headcount, executive severance payments and payroll taxes associated with restricted stock vesting and $1.2 million in increases in variable compensation expense. Stock-based compensation totaled approximately $3.1 million and $2.7 million during the periods ended December 31, 2011 and 2010, respectively. This increase is due to the incremental expense attributed to restricted stock grants issued in the first quarter of 2011.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2011 totaled $39.6 million as compared with a net investment income before income tax expense in 2010 of approximately $29.4 million. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

In 2011, we generated realized gains totaling approximately $11.1 million primarily due to the sale of warrants and equity investments in 3 portfolio companies. We recognized realized losses in 2011 of approximately $8.4 million on the disposition of investments in 13 portfolio companies. We recognized realized gains of approximately $4.7 million during the year ended December 31, 2010 primarily due to the sale of warrants and common stock of twelve portfolio companies. We recognized realized losses in 2010 of approximately $31.1 million on the disposition of investments in ten portfolio companies. A summary of realized gains and losses for the years end December 31, 2011 and 2010 is as follows:

	December 31,
(in millions)	2011	2010
Realized gains	$11,092	$4,677
Realized losses	(8,351)	(31,059)

Net realized gains (losses)	$2,741	$(26,382)

During the year ended December 31, 2011 net change in unrealized appreciation totaled approximately $4.6 million from loan, warrant and equity investments. Approximately $9.0 million was due to net unrealized appreciation on debt investments attributable to reversal of unrealized depreciation to realized loss of approximately $5.0 million on one technology debt investment and due to the reversal of unrealized depreciation of approximately $3.1 million on one life science debt investment as a result of improvements at the portfolio company. Approximately $5.8 million of net unrealized depreciation on equity investments during the year ended December 31, 2011, was primarily attributable to the sale of InfoLogix, Inc. resulting in the reversal of $7.7 million of unrealized appreciation on equity investments to realized gains offset by approximately $1.9 million of net appreciation due to net increases in private and public portfolio company valuations. For the year ended December 31, 2010 approximately $ 3.1 million and approximately $500,000 of the net unrealized depreciation was attributable to debt and warrant investments, respectively, and approximately $5.2 million of appreciation that was attributable to equity investments. During the year ended December 31, 2011, net unrealized investment appreciation recognized by the Company was reduced by approximately $217,000 due to the warrant participation agreement with Citigroup. For a more detailed discussion of the warrant participation agreement, see the discussion set forth under “—Borrowings.”

The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2011 and 2010:

	December 31,
(in thousands)	2011	2010
Gross unrealized appreciation on portfolio investments	$58,980	$40,696
Gross unrealized depreciation on portfolio investments	(49,327)	(64,465)
Reversal of prior period net unrealized appreciation upon a realization event	(13,224)	(3,902)
Reversal of prior period net unrealized depreciation upon a realization event	8,395	29,674
Citigroup Warrant Participation	(217)	(13)

Net unrealized appreciation/(depreciation) on portfolio investments	$4,607	$1,990

For a more detailed discussion, see the discussion set forth under “—Critical Accounting Policies— Valuation of Portfolio Investments.”

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2011 net increase in net assets resulting from operations totaled approximately $46.9 million compared to approximately $5.0 million for the period ended December 31, 2010. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $1.08 and $1.07, respectively, for the year ended December 31, 2011, compared to a basic and fully diluted net income per share of $0.12 and $0.12, respectively, for the year ended December 31, 2010.

Comparison of periods ended December 31, 2010 and 2009

Investment Income

Interest income totaled approximately $54.7 million and $62.2 million for 2010 and 2009, respectively. The decrease in interest income was directly related to a lower average investment portfolio outstanding in 2010 than in 2009. In 2010 and 2009, interest income included approximately $6.2 million and $6.7 million of income from accrued exit fees, respectively. Income from commitment, facility and loan related fees such as amendment fees and pre-payment penalties totaled approximately $4.8 million and $12.1 million for 2010 and 2009, respectively. At December 31, 2010 and 2009, we had approximately $6.6 million and $2.4 million of deferred income related to commitment and facility fees, respectively. The increase in deferred income was attributed to increased investment originations in 2010.

Operating Expenses

Operating expenses, which are comprised of interest and fees, general and administrative and employee compensation, totaled approximately $30.1 million and $31.2 million during the periods ended December 31, 2010 and 2009, respectively.

Interest and fees totaled approximately $9.8 million and $11.3 million during the periods ended December 31, 2010 and 2009, respectively. This $1.5 million year over year decrease is primarily attributable to the interest expense and one time fees incurred in 2009 on the Citigroup Credit Facility that was paid off in full in March of 2009 offset by an increase in interest expense on higher borrowings under our SBA debentures.

General and administrative expenses include legal, consulting and accounting fees, insurance premiums, rent, workout and various other expenses. Expenses decreased to $7.1 million from $7.3 million for the periods ended December 31, 2010 and 2009, respectively, primarily due to lower workout related expenses.

Employee compensation and benefits totaled approximately $10.5 million and $10.7 million during the periods ended December 31, 2010 and 2009, respectively. This decrease is primarily due to a lower bonus accrual during the period ended December 31, 2010 as compared to 2009. Stock-based compensation totaled approximately $2.7 million and $1.9 million during the periods ended December 31, 2010 and 2009, respectively. These increases were due to the higher expense attributed to restricted stock grants issued in the first quarter of 2010.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2010 totaled $29.4 million as compared with a net investment income before income tax expense in 2009 of approximately $43.1 million. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

In 2010, we generated realized gains totaling approximately $4.7 million primarily due to the sale of warrants and common stock of 12 portfolio companies. We recognized realized losses in 2010 of approximately $31.1 million on the disposition of investments in 10 portfolio companies. We recognized realized gains of approximately $3.7 million during the year ended December 31, 2009 primarily due to the sale of warrants and common stock of four portfolio companies. We recognized realized losses in 2009 of approximately $34.5 million on the disposition of investments in 16 portfolio companies. A summary of realized gains and losses for the years end December 31, 2010 and 2009 is as follows:

	December 31,
(in thousands)	2010	2009
Realized gains	$4,677	$3,738
Realized losses	(31,059)	(34,539)

Net realized (losses)	$(26,382)	$(30,801)

For the year ended December 31, 2010, net unrealized appreciation totaled approximately $2.0 million and for the year ended December 31, 2009, net unrealized appreciation totaled approximately $1.3 million. The year to year increase is primarily due to the reversal of unrealized depreciation to realized losses.

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined in good faith by our Board of Directors. During the year ended December 31, 2010, net unrealized investment appreciation recognized by the company was reduced by approximately $13,000 for a warrant participation agreement with Citigroup. For a more detailed discussion, see the discussion set forth under “—Borrowings.” The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2010 and 2009:

	December 31,
(in thousands)	2010	2009
Gross unrealized appreciation on portfolio investments	$40,696	$42,272
Gross unrealized depreciation on portfolio investments	(64,465)	(73,969)
Reversal of prior period net unrealized appreciation upon a realization event	(3,902)	(2,319)
Reversal of prior period net unrealized depreciation upon a realization event	29,674	35,256
Citigroup Warrant Participation	(13)	29

Net unrealized appreciation/(depreciation) on portfolio investments	$1,990	$1,269

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2010 net increase in net assets resulting from operations totaled approximately $5.0 million compared to net income of approximately $13.6 million for the period ended December 31, 2009. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $0.12 and $0.12, respectively, for the year ended December 31, 2010, compared to a basic and fully diluted net income per share of $0.38 and $0.37, respectively, for the year ended December 31, 2009.

Financial Condition, Liquidity and Capital Resources

Our liquidity and capital resources are derived from our credit facilities, SBA debentures, Convertible Senior Notes and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our credit facilities, SBA debentures and the proceeds from the rotation of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration and private offerings of securities, by securitizing a portion of our investments or borrowing from the SBA through our SBIC subsidiaries, among other sources.

At December 31, 2011, we had approximately $10.2 million of outstanding borrowings under the Wells Facility, $75.0 million of Convertible Senior Notes payable and $225.0 million SBA debentures payable. We had no borrowings outstanding under the Union Bank Facility. As of December 31, 2010, we had $170.0 million of SBA debentures payable and no borrowings outstanding under our credit facilities.

At December 31, 2011, we had $184.3 million in available liquidity, including $64.5 million in cash and $119.8 million in credit facilities. At December 31, 2011, we had available borrowing capacity of approximately $65.0 million under the Wells Facility and $55.0 million under the Union Bank Facility, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

During the year ended December 31, 2011, our operating activities used $139.5 million of cash and cash equivalents, compared to $93.2 million used during the year ended December 31, 2010. The $46.3 million increase in cash used in operating activities resulted primarily from increased investing activity. During the year ended December 31, 2011, our financing activities provided $97.2 million of cash, compared to $75.3 million during the year ended December 31, 2010. This $21.9 million increase in cash provided by financing activities was due primarily due to the issuance of $75.0 million of Convertible Senior Notes in April 2011.

As of December 31, 2011, net assets totaled $431.0 million, with a net asset value per share of $9.83. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

We expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2011 Annual Shareholder Meeting held on June 1, 2011, our shareholders authorized us, with the approval of its Board of Directors, to sell up to 20% of our outstanding common stock at a price below our then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. However, there can be no assurance that these capital resources will be available given the credit constraints of the banking and capital markets.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. As of December 31, 2011 our asset coverage ratio under our regulatory requirements as a business development company was 864.7%, excluding our SBIC debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when including our SBIC debentures was 237.5% at December 31, 2011. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage.

At December 31, 2011 and December 31, 2010, we had the following borrowing capacity and outstanding amounts:

	December 31, 2011		December 31, 2010
	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$55,000	$—	$20,000	$—
Wells Facility	75,000	10,187	50,000	—
Convertible Senior Notes(2)	75,000	70,353	—	—
SBA Debenture(3)	225,000	225,000	225,000	170,000

Total	$430,000	$305,540	$295,000	$170,000

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $4,647 at December 31, 2011.
(3)	In January 2011, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In February 2011, we submitted a request to the SBA to borrow $25.0 million under a new capital commitment and in April 2011, the SBA approved a $25.0 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $125.0 million was available in HT II and $100.0 million was available in HT III.
In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. We plan to submit a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request or the pricing to be consistent with the September 2011 pricing or that we will have drawn on any possible commitment.

On September 27, 2006, HT II received a license and on May 26, 2010 HT III received a license to operate as SBICs under the SBIC program and are able to borrow funds from the SBA against eligible investments. As of December 31, 2011, all required contributed capital from the Company has been invested into HT II and HT III. The Company is the sole limited partner of HT II and HT III and HTM is the general partner. HTM is a wholly-owned subsidiary of the Company. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2011 as a result of having sufficient capital as defined under the SBA regulations. HT II and HT III hold approximately $217.2 million and $167.1 million in assets, respectively, and accounted for approximately 21.7% and 16.7% of our total assets prior to consolidation at December 31, 2011.

With our net investment of $75.0 million in HT II as of December 31, 2011, HT II has the capacity to issue a total of $125.0 million of SBA guaranteed debentures, of which $125.0 million was outstanding at

December 31, 2011. As of December 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. As of December 31, 2011, HT II has paid the SBA commitment fees of approximately $1.5 million. As of December 31, 2011, we held investments in HT II in 57 companies with a fair value of approximately $198.7 million, accounting for approximately 30.4% of our total portfolio at December 31, 2011.

As of December 31, 2011, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. As of December 31, 2011, HT III had the potential to borrow up to $100.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $50.0 million in HT III as of December 31, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.0 million was outstanding at December 31, 2011. As of December 31, 2011, HT III has paid the SBA commitment fees of approximately $1.0 million. As of December 31, 2011, we held investments in HT III in 23 companies with a fair value of approximately $124.8 million accounting for approximately 19.1% of our total portfolio at December 31, 2011.

In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at 6.63%, including annual fees. We plan to submit a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request or the pricing to be consistent with the September 2011 pricing or that we will have drawn on any possible commitment.

Our net asset value may decline as a result of economic conditions in the United States. Our continued compliance with the covenants under our credit facilities, Convertible Senior Notes and SBA debentures depend on many factors, some of which are beyond our control. Material net asset devaluation could have a material adverse effect on our operations and could require us to reduce our borrowings order to comply with certain covenants, including the ratio of total assets to total indebtedness. We believe that our current cash and cash equivalents, cash generated from operations, and funds available from the credit facilities will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Commitments and Contingencies

Our commitments and contingencies consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time.

As of December 31, 2011, we had unfunded origination activity commitments of approximately $168.2 million. Approximately $92.0 million of these unfunded debt commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Wells Facility, our Union Bank Facility and proceeds from Convertible Senior to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, we had approximately $82.5 million of non-binding term sheets with seven companies outstanding, which generally convert to contractual commitments within approximately 45 to 60 days of signing. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of December 31, 2011:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$305,540	$—	$10,187	$70,353	$225,000
Operating Lease Obligations(5)	8,497	1,244	2,294	2,520	2,439

Total	$314,037	$1,244	$12,481	$72,873	$227,439

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have warrant participation with Citigroup. See “Borrowings.”
(3)	Includes borrowings under the Wells Facility, Union Bank Facility and the SBA debentures. There were no outstanding borrowings under the Union Bank Facility at December 31, 2011.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $4,647 at December 31, 2011.
(5)	Long-term facility leases.

Certain premises are leased under agreements which expire at various dates through December 2013. Total rent expense amounted to approximately $1.1 million, $1.0 million and $966,000 during the years ended December 31, 2011, 2010 and 2009, respectively.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of December 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. HT II has a total of $125.0 million of SBA guaranteed debentures outstanding as of December 31, 2011 and has paid the SBA commitment fees of approximately $1.5 million. As of December 31, 2011, the Company held investments in HT II in 57 companies with a fair value of approximately $198.7 million, accounting for approximately 30.4% of our total portfolio at December 31, 2011.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $50.0 million in HT III as of December 31, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.0 million was outstanding as of December 31, 2011. As of December 31, 2011, HT III has paid commitment fees of approximately $1.0 million. As of December 31, 2011, the Company held investments in HT III in 23 companies with a fair value of approximately $124.8 million accounting for approximately 19.1% of our total portfolio at December 31, 2011.

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2011 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.88% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fee related to HT III debentures that pooled on September 21, 2011 was 0.285%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2011 for HT II was approximately $125.5 million with an average interest rate of approximately 6.0%. The average amount of debentures outstanding for the year ended December 31, 2011 for HT III was approximately $60.0 million with an average interest rate of approximately 3.0%.

We reported the following SBA debentures outstanding as of December 31, 2011 and December 31, 2010:

				December 31,
(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)		2011	2010
SBA Debentures
September 26, 2007	September 1, 2017	6.43%		$12,000	$12,000
March 26, 2008	March 1, 2018	6.38%		58,050	58,050
September 24, 2008	September 1, 2018	6.63%		13,750	38,750
March 25, 2009	March 1, 2019	5.53%		18,400	18,400
September 23, 2009	September 1, 2019	4.64%		3,400	3,400
September 22, 2010	September 1, 2020	3.62%		6,500	6,500
September 22, 2010	September 1, 2020	3.50%		22,900	32,900
March 29, 2011	March 1, 2021	4.37%		28,750	—
September 21, 2011	September 1, 2021	3.16%		25,000	—
October 18, 2011	March 1, 2022	1.35	%(2)	36,250	—

Total SBA Debentures				$225,000	$170,000

(1)	Interest rate includes annual charge
(2)	Interim interest on the October 18, 2011 borrowing will pool on March 20, 2012 at which date the principal interest rate will be set.

In January 2011, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In February 2011, we submitted a request to the SBA to borrow $25.0 million under a new capital commitment and in April 2011, the SBA approved a $25.0 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $125.0 million was available in HT II and $100.0 million was available in HT III.

In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at 6.63%, including annual fees. We plan to submit a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request or the pricing to be consistent with the September 2011 pricing or that we will have drawn on any possible commitment.

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. From September 1, 2011 through September 30, 2011, this non-use fee was 0.75%. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. There was approximately $10.2 million outstanding debt under the Wells Facility at December 31, 2011. In January 2012, we repaid the entire principal balance outstanding, approximately $10.2 million, as of December 31, 2011 under the Wells Fargo facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the cumulative amount of equity raised after March 31, 2011. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that we subsequently raise. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2011.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. At December 31, 2011, there were no borrowings outstanding on this facility.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2011.

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016. As of December 31, 2011, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $70.4 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

In accounting for the Convertible Senior Notes, we estimated that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes has initially be recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.2%.

As of December 31, 2011, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of December 31, 2011
Principal amount of debt	$75,000
Original issue discount, net of accretion	(4,647)

Carrying value of debt	$70,353

For the three and twelve months ended December 31, 2011, the components of interest expense and cash paid for interest expense for the Convertible Senior Notes were as follows:

(in thousands)	Three Months Ended December 31, 2011	Twelve Months Ended December 31, 2011
Stated interest expense	$1,125	$3,187
Accretion of original issue discount	271	767
Amortization of debt issuance cost	144	409

Total interest expense	$1,540	$4,363

Cash paid for interest expense	$2,250	$2,250

As of December 31, 2011, we are in compliance with the terms of the indentures governing the Convertible Senior Notes. See Note 4 to our consolidated financial statements for more detail on the Convertible Senior Notes.

Citibank Credit Facility

We, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, we paid off all remaining principal and interest owed under the Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Credit Facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Credit Facility is terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $715,000 as of December 31, 2011 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

At December 31, 2011 and December 31, 2010, the Company had the following borrowing capacity and outstanding borrowings:

	December 31, 2011		December 31, 2010
	Total Available	Carrying Value(1)	Total Available	Carrying Value
Union Bank Facility	$55,000	$—	$20,000	$—
Wells Facility	75,000	10,187	50,000	—
Convertible Senior Notes(2)	75,000	70,353	—	—
SBA Debenture(3)	225,000	225,000	225,000	170,000

Total	$430,000	$305,540	$295,000	$170,000

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $4,647 at December 31, 2011.
(3)	In January 2011, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In February 2011, we submitted a request to the SBA to borrow $25.0 million under a new capital commitment and in April 2011, the SBA approved a $25.0 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $125.0 million was available in HT II and $100.0 million was available in HT III.
In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. We plan to submit a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request or the pricing to be consistent with the September 2011 pricing or that we will have drawn on any possible commitment.

Dividends

The following table summarizes our dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17,2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23

			$6.92

*	Dividend paid in cash and stock.

On February 27, 2012 the Board of Directors increased the quarterly dividend by 5.0% and declared a cash dividend of $0.23 per share that is to be paid on March 15, 2012 to shareholders of record as of March 12, 2012. This dividend is the Company’s twenty-sixth consecutive quarterly dividend declaration since its initial public offering, and will bring the total cumulative dividend declared to date to $6.92 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Of the dividends declared during the year ended December 31, 2011 and 2010, 100% were distributions of ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2012 distributions to stockholders will actually be.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See Item 1 “Regulation”.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan” in the accompanying prospectus.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures, (formerly known as SFAS No. 157, Fair Value Measurements). At December 31, 2011, approximately 87.4% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, it values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with the initial valuation of each portfolio company or investment by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with our investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any, and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

We apply a procedure for debt investments that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. We use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and related equity. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition.

We record interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. As of December 31, 2011, we had one portfolio company on non-accrual status with an approximate cost of $7.7 million and a fair value of approximately $1.0 million. There were two loans on non-accrual status with an aggregate cost of approximately $11.4 million and a fair value of approximately $4.0 million as of December 31, 2010. During the three months ended March 31, 2011 we recognized a realized loss of approximately $5.2 million on our warrant, equity and debt investments in one of these portfolio companies.

Paid-In-Kind and End of Term Income.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the year ended December 31, 2011, 2010 and 2009, approximately $1.7 million, $2.3 million and $2.9 million in PIK income was recorded respectively.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs, excluding underwriters’ fees, are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are being amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

Stock-Based Compensation.

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized.

Federal Income Taxes.

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We are subject to a non-deductible federal excise tax if we do not distribute at least 98% of our taxable income and 98.2% of our capital gain net income for each one year period ending on October 31. At December 31, 2011 , 2010 and 2009, no excise tax was recorded. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and

Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 was issued concurrently with International Financial Reporting Standards No.13 (“IFRS 13”), Fair Value Measurements, to provide largely identical guidance about fair value measurement and disclosure requirements as is currently required under ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820). The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or GAAP. For GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS 13. ASU 2011-04 eliminates the concepts of in-use and in-exchange when measuring fair value of all financial instruments. For Level 3 fair value measurements, the ASU requires that our disclosure include quantitative information about significant unobservable inputs, a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs, and a description of our valuation process. Public companies are required to apply ASU 2011-04 prospectively for interim and annual periods beginning after December 15, 2011. We are currently evaluating the impact of the adoption of ASU 2011-04 on our financial statements and disclosures.

Subsequent Events

As of February 29, 2011, we have:

a.	Closed commitments of approximately $36.9 million to new and existing portfolio companies, and funded approximately $30.0 million since the close of the fourth quarter of 2011.

b.	Pending commitments (signed non-binding term sheets) of approximately $51.0 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed and Pending Commitments (in millions)
Q1-12 Closed Commitments (as of February 29, 2012) (a,b)	$36.9
Pending Commitments (as of February 29, 2012) (b)	51.0

Year-to-date 2012 Closed and Pending Commitments	$87.9

Notes:

a.	Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

Dividend Declaration

On February 27, 2012 the Board of Directors increased the quarterly dividend by 5.0% and declared a cash dividend of $0.23 per share that will be payable on March 15, 2012 to shareholders of record as of March 12, 2012. This dividend would represent the Company’s twenty-sixth consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $6.92 per share.

Liquidity and Capital Resources

In January 2012, we closed a public offering of 5,000,000 shares of common stock at $9.61 per share, resulting in proceeds of $48,050,000 before deducting offering expenses.

In January 2012, we repaid the entire principal balance outstanding (approximately $10.2 million as of December 31, 2011) under the Wells Fargo facility.

In February 2012, we repaid six SBA debentures with principal totaling $24.25 million under our first license. The weighted average interest rate on repaid debentures (including the 0.906% SBA annual charge levied on each debenture) was 6.63%. The total amount paid, including unpaid interest and annual charges through March 1, 2012, was approximately $24.3 million

Portfolio Company Developments

On February 3, 2012, Cempra, Inc. completed its initial public offering of 8,400,000 shares of common stock at a price to the public of $6.00 per share. At December 31, 2011, we held approximately 371,000 warrants in Cempra, Inc.

In January 2012, BÂRRX Medical, Inc. completed the sale of all of its outstanding shares to Coviden plc in a transaction for an aggregate consideration of approximately $325.0 million, net of cash and short-term investments. In connection with the sale, we expect to realize a net gain of approximately $2.2-$2.3 million in the first quarter of 2012 and a full repayment of our loan to BÂRRX Medical.

In January 2012, Hercules received full repayment of its $5.0 million term loan with Merrion Pharmaceuticals, Inc.

In December 2011, Hercules entered into an agreement to acquire approximately $9.6 million through a secondary marketplace in Facebook, Inc., the social networking company for an aggregate of 307,500 shares at an average price of $31.08 per share. The investments were subject to certain closing conditions and a right of first refusal by Facebook, Inc. which expired thirty days after the date of investment. At December 31, 2011 these assets were held as Other Assets. In February 2012, Hercules was notified that Facebook Inc. had not exercised its repurchase right with respect to any of the shares and had executed all documents necessary to fully transfer the ownership of the shares to Hercules.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net investment income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

As of December 31, 2011, approximately 90.7% of our portfolio loans were at variable rates or variable rates with a floor and 9.3% of our loans were at fixed rates. Over time additional investments may be at variable rates. We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. Interest rates on our borrowings are based primarily on LIBOR. Borrowings under our SBA program are fixed at the ten year treasury rate every March and September for borrowings of the preceding six months. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in six-month periods. The rates of borrowings under the various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 2.88% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fee related to HT III debentures that pooled on September 21, 2011 was 0.285%. The annual fees related to HT II debentures that pooled on

September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2011 for HT II was approximately $125.5 million with an average interest rate of approximately 6.0%, and for HT III was approximately $60.0 million with an average interest rate of approximately 3.0%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50% with a floor of 5.0%. The Wells Facility is collateralized by debt investment in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. From September 1, 2011 through September 30, 2011, this non-use fee was 0.75%. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. All outstanding principal is due upon maturity. There were approximately $10.2 million of borrowings outstanding under this facility at December 31, 2011. The facility expires in June 2014.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility required the payment of an unused fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. There were no outstanding borrowings under this facility at December 31, 2011. In June 2011, the maturity date under the credit facility was extended from July 31, 2011 to December 31, 2011, subject to the same terms and conditions. On November 2, 2011, we renewed and amended the Union Bank Facility. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate. The Union Bank Facility will mature on November 2, 2014, revolving through the first 24 months with a term out provision for the remaining 12 months.

Borrowings under the Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to the our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

BUSINESS

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and select lower middle market technology companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms, and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as through additional offices in Boston, MA, Boulder, CO, and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related companies including clean technology, life science and select lower middle market technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio company.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company (“SBIC”) subsidiaries, Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”). As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. As of December 31, 2011, we held investments in HT II in 57 companies with a fair value of approximately $198.7 million. HT II’s portfolio companies accounted for approximately 30.4% of our total portfolio at December 31, 2011. As of December 31, 2011, we held investments in HT III in 23 companies with a fair value of approximately $124.8 million. HT III’s portfolio accounted for approximately 19.1% of our total portfolio at December 31, 2011.

HT II and HT III hold approximately $217.2 million and $167.1 million in assets, respectively, and accounted for approximately 21.7% and 16.7% of our total assets prior to consolidation at December 31, 2011.

We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the clean technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. Our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and select lower middle market companies. We have focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Corporate History and Offices

We are a Maryland Corporation formed in December 2003 that began investment operations in September 2004. We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the Small Business Administration, or the SBA, and any preferred stock we may issue in the future, of at least 200% subsequent to each borrowing or issuance of senior securities.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code, or the Code. As of January 1, 2006, we have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.” Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, Boulder, CO and McLean, VA. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this Registration Statement, and you should not consider that information to be part of this Registration Statement.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Under served by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging growth or expansion stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity. During 2011, venture capital-backed companies received, in approximately 3,209 transactions, equity financing in an aggregate amount of approximately $32.6 billion, representing a 10.1% increase from the same period of the preceding year, as reported by Dow Jones VentureSource. In addition, overall, the median round size during the three-month periods ended December 31, 2011 and 2010 was approximately $4.0 million and $4.1 million, respectively. We believe the larger number of venture-backed companies receiving financing provides us a greater opportunity to provide debt financing to these companies. Overall, seed- and first-round deals made up 45% of the deal flow in the three months ended December 31, 2011 and later-stage deals made up roughly 55% of the deal activity in the quarter.

We believe that demand for structured debt financing is currently underserved, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, debt with warrants and equity investments in over 190 technology-related companies, representing over $2.7 billion in commitments from inception to December 31, 2011, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies and established-stage companies, including select publicly listed companies and select lower middle market companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of December 31, 2011, our proprietary SQL-based database system included over 26,500 technology-related companies and approximately 6,500 venture capital, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Our Investments and Operations

We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured debt with warrants.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will generally obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to operate as well as potentially amortize their debt for at least three to nine months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt, for an additional six to 12 months subject to market conditions.

We expect that our investments will generally range from $1.0 million to $25.0 million. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include an interest-only period of three to 12 months for emerging growth and expansion-stage companies and longer for established-stage companies. Our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates which generally ranged from Prime to approximately 14.0% as of December 31, 2011. As of December 31, 2011, 90.7% of our loans were at floating rates or floating rates with a floor and 9.3% of the loans were at fixed rates. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees, commitment fees, success fees, payment-in-kind (“PIK”) provisions or prepayment fees, which we may be required to include in income prior to receipt. We also generate revenue in the form of commitment, facility fees and amendment fees.

In addition, the majority of our investments in venture capital-backed companies structured debt generally have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of five to seven years or one to three years after completion of an initial public offering. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions or on a very select basis put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our structured debt and equity investments take one of the following forms:

•

Structured debt with warrants. We seek to invest a majority of our assets in structured debt with warrants of prospective portfolio companies. Traditional “mezzanine” debt is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property. Our structured debt with warrants typically have maturities of between two and seven years, with full amortization after an interest only period for emerging-growth or expansion-stage companies and longer deferred amortization for select established-stage companies. Our structured debt with warrants generally carry a contractual interest rate between Prime and approximately 14.0% and may include an additional end-of-term payment or PIK. In most cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•	Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies.

Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years, and will be secured by accounts receivable and/or inventory.

•

Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans are generally for amounts up to $3.0 million but may be up to $15.0 million for certain clean technology venture investments, carry a contractual interest rate between Prime and Prime plus 9.0%, and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. We may also on certain debt investments have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand alone direct equity investments into portfolio companies in which we may not have any debt investment in the company. As of December 31, 2011, we held equity interests in 40 portfolio companies.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Structured debt with warrants	Senior Debt	Equipment Loans	Equity related Securities
Typical Structure	Term debt with warrants	Term or revolving debt	Term debt with warrants	Preferred stock or common stock
Investment Horizon	Long term, ranging from 2 to 7 years, with an average of 3 years	Usually under 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years
Ranking/Security	Senior secured, either first out or last out, or second lien	Senior/First lien	Secured only by underlying equipment	None/unsecured
Covenants	Less restrictive; Mostly financial; Maintenance-based	Generally borrowing base and financial	None	None
Risk Tolerance	Medium/High	Low	High	High
Coupon/Dividend	Cash pay—fixed and floating rate; Payment-in-kind in limited cases	Cash pay—floating or fixed rate	Cash pay-floating or fixed rate and may include Payment-in-kind	Generally none
Customization or Flexibility	More flexible	Little to none	Little to none	Flexible
Equity Dilution	Low to medium	None to low	Low	High

Investment Criteria

We have identified several criteria, among others, that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital and private equity-backed technology-related companies, we seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies. At December 31, 2011, our investments in life science, lower middle market technology, technology and clean technology companies accounted for approximately 45.32%, 30.23%, 13.96%, and 10.48% of our total investments, respectively.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate to have commitments for their first institutional round of equity financing for early stage companies. Starting in 2008, we shifted our focus to expansion and established-stage companies that have revenues or significant anticipated revenue growth. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having potential access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to potentially raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that it has cash on its balance sheet, or is in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of six to twelve months.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio companies’ tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment especially when attempting to estimate the value of intellectual property. We generally evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants: cross-default, or material adverse change provisions, require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. Our investment origination team, which consists of approximately 27 investment professionals, is headed by our Senior Managing Directors of Technology, Clean Technology, and Life Science, and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into middle market, technology, clean technology, and life science sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of December 31, 2011, our proprietary SQL-based database system included over 26,500 technology-related companies and approximately 6,500 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, identify key management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals whom we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who typically possesses general industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our Chief Legal Officer and other legal professionals. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The approval of a majority of our investment committee and an affirmative vote by our Chief Executive Officer is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Legal Officer, our Chief Financial Officer, our Chief Credit Officer and the Senior Managing Directors of Technology, Clean Technology and Life Science. The investment committee generally meets weekly and more frequently on an as-needed basis. The Senior Managing Directors abstain from voting with respect to investments they originate.

Documentation

Our documentation group, headed by our Chief Legal Officer, administers the front-end documentation process for our investments. This group is responsible for documenting the term sheet approved by the investment committee to memorialize the transaction with a prospective portfolio company. This group negotiates loan documentation and, subject to the approval of the Chief Legal Officer and/or the Associate General Counsel, final documents are prepared for execution by all parties. The documentation group generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, headed by our Chief Financial Officer and Chief Credit Officer, administers loans and tracks covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management as well as advising the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the investment committee and the Valuation Committee of our Board of Directors, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our loan and compliance administration group uses an investment grading system to characterize and monitor our outstanding loans. Our loan and compliance administration group monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Valuation Committee and our Board of Directors for approval.

From time to time, we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We may incur losses from our investing activities, however, we work with our troubled portfolio companies in order to recover as much of our investments as is practicable, including possibly taking control of the portfolio company. There can be no assurance that principal will be recovered.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.	The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a level 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2 or maintain it at a grade 3 as the company continues to pursue its business plan.

Grade 4.	The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.	The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

At December 31, 2011, our investments had a weighted average investment grading of 2.01.

Managerial Assistance

As a business development company, we are required to offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital and private equity backed technology-related companies. We believe that our specialization in financing technology-related companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

Corporate Structure

We are a Maryland corporation and an internally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended, or the “1940 Act. From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Code. Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5 of the notes to our consolidated financial statements).

Hercules Technology II, L.P., or HT II, Hercules Technology III, LP, or HT III, and Hercules Technology IV, L.P., or HT IV, are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies, or SBICs, under the authority of the Small Business Administration, or SBA on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC, or HTM, a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 of the notes to our consolidated financial statements).

HT II and HT III hold approximately $217.2 million and $167.1 million in assets, respectively, and accounted for approximately 21.7% and 16.7% of our total assets prior to consolidation at December 31, 2011.

We also use wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to permit us to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of our gross income for income tax purposes is investment income. Our wholly owned subsidiary, Hercules Funding II, LLC, functions as a vehicle to collateralize loans under our securitized facility with Wells Fargo Capital Finance.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. We also have offices in Boston, MA, Boulder, CO and McLean, VA.

Employees

As of December 31, 2011, we had 51 employees, including approximately 27 investment and portfolio management professionals, all of whom have extensive experience working on financing transactions for technology-related companies.

PORTFOLIO COMPANIES

(dollars in thousands)

The following tables set forth certain information as of December 31, 2011 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies.

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Anthera Pharmaceuticals Inc.	Drug Discovery	Senior Debt
6160 Stoneridge Mall Road,	& Development	Matures September 2014
Ste 330 Pleasanton, CA 94588		Interest rate Prime + 7.30% or Floor rate of 10.55%		$25,000	24,433	25,183

Total Anthera Pharmaceuticals Inc.					24,433	25,183

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
75 Sidney Street 4th Floor	& Development	Matures June 2014
Cambridge, MA 02139		Interest rate Prime + 7.15% or Floor rate of 11.90%		$25,000	25,360	26,110

Total Aveo Pharmaceuticals, Inc.					25,360	26,110

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
480 Arsenal Street, Bldg 1	& Development	Matures January 2015
Suite 120 Watertown, MA 02472		Interest rate Prime + 4.40% or Floor rate of 10.15%		$12,000	11,665	11,665

Total Dicerna Pharmaceuticals, Inc.					11,665	11,665

NextWave Pharmaceuticals	Drug Discovery	Senior Debt
20450 Stevens Creek Boulevard,	& Development	Matures June 2015
Suite 150 Cupertino, CA 95014		Interest rate Prime + 4.30% or Floor rate of 9.55%		$6,000	5,925	5,926

Total NextWave Pharmaceuticals					5,925	5,926

Concert Pharmaceuticals	Drug Discovery	Senior Debt
99 Hayden Avenue,	& Development	Matures July 2015
Suite 100 Lexington, MA 02421-7966		Interest rate Prime + 3.25% or Floor rate of 8.25%		$7,500	7,350	7,350

Total Concert Pharmaceuticals					7,350	7,350

PolyMedix, Inc.	Drug Discovery	Senior Debt
170 N. Radnor Chester Road,	& Development	Matures September 2013
Suite 300 Radnor, PA 19087		Interest rate Prime + 7.10% or Floor rate of 12.35%		$6,763	6,594	6,729

Total PolyMedix, Inc.					6,594	6,729

Aegerion Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
1140 Route 22 East,	& Development	Matures September 2014
Suite 304 Bridgewater, NJ 08807		Interest rate Prime + 5.65% or Floor rate of 10.40%		$10,000	10,070	10,070

Total Aegerion Pharmaceuticals, Inc.					10,070	10,070

Chroma Therapeutics, Ltd.(5)	Drug Discovery	Senior Debt
93 Milton Park Abington,	& Development	Matures September 2013
Oxon OX14 4RY, UK		Interest rate Prime + 7.75% or Floor rate of 12.00%		$7,633	7,958	7,879

Total Chroma Therapeutics, Ltd.					7,958	7,879

NeurogesX, Inc.	Drug Discovery	Senior Debt
981F Industrial Road	& Development	Matures February 2015
San Carlos, CA 94070		Interest rate Prime + 6.25% or Floor rate of 9.50%		$15,000	14,558	14,558

Total NeurogesX, Inc.					14,558	14,558

Total Principal Drug Discovery & Development (26.79%)*					113,913	115,470

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
E-band Communications, Corp.(6)	Communications	Convertible Senior Debt
10095 Scripps Ranch Ct.	& Networking	Due on demand
Suite A. San Diego, CA 92131		Interest rate Fixed 6.00%		$356	356	—

Total E-Band Communications, Corp.					356	—

Intelepeer, Inc.	Communications	Senior Debt
2855 Campus Drive,	& Networking	Matures May 2013
Suite 450 San Mateo, CA 94404		Interest rate Prime + 8.12% or Floor rate of 11.37%		$6,524	6,346	6,476
		Senior Debt
		Matures May 2012 Interest rate Prime + 4.25%		$1,100	1,100	1,070

Total Intelepeer, Inc.					7,446	7,546

Ahhha, Inc.	Communications	Senior Debt
2000 University Avenue	& Networking	Matures January 2015
Palo Alto, CA 94301		Interest rate Fixed 10.00%		$350	345	345

Total Ahhha, Inc.					345	345

Pac-West Telecomm, Inc.	Communications	Senior Debt
555 12th Street, Suite 250	& Networking	Matures October 2014
Oakland, CA 94607		Interest rate Prime + 7.50% or Floor rate of 12.00%		$4,369	4,196	4,196

Total Pac-West Telecomm, Inc.					4,196	4,196

PeerApp, Inc.(4)	Communications	Senior Debt
375 Elliot Street,	& Networking	Matures April 2013
Suite 150K Newton Upper Falls, MA 02464		Interest rate Prime + 7.50% or Floor rate of 11.50%		$1,776	1,814	1,835

Total PeerApp, Inc.					1,814	1,835

PointOne, Inc.	Communications	Senior Debt
6500 River Place Boulevard	& Networking	Matures April 2013
Building 2 Suite 200 Austin, TX 78730		Interest rate Libor + 9.00% or Floor rate of 11.50%		$8,308	8,107	8,100

Total PointOne, Inc.					8,107	8,100

Stoke, Inc(4)	Communications	Senior Debt
5403 Betsy Ross Drive	& Networking	Matures May 2013
Santa Clara, CA 94043		Interest rate Prime + 7.00% or Floor rate of 10.25%		$2,627	2,586	2,612

Total Stoke, Inc.					2,586	2,612

Total Principal Communications & Networking (5.74%)*					24,850	24,634

Central Desktop, Inc.	Software	Senior Debt
100 North Lake Avenue, #205 Pasadena, CA 91101		Matures April 2014 Interest rate Prime + 6.75% or Floor rate of 10.50%		$3,000	2,894	2,954

Total Central Desktop, Inc.					2,894	2,954

Clickfox, Inc.	Software	Senior Debt
3445 Peachtree Road, Suite 1250 Atlanta, GA 30326		Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%		$3,999	3,920	4,000

Total Clickfox, Inc.					3,920	4,000

Kxen, Inc.(4)	Software	Senior Debt
201 Mission Street Suite 1950 San Francisco, CA 94105		Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%		$3,000	2,958	2,858

Total Kxen, Inc.					2,958	2,858

RichRelevance, Inc.	Software	Senior Debt
275 Battery Street, Suite 1150 San Francisco, CA 94111		Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%		$5,000	4,879	4,879

Total RichRelevance, Inc.					4,879	4,879

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Blurb, Inc	Software	Senior Debt
580 California Street, Suite 300 San Francisco, CA 94104		Matures December 2015 Interest rate Prime +5.25% or Floor rate 8.5%		$5,000	4,873	4,873

Total Blurb, Inc					4,873	4,873

SugarSync Inc.	Software	Senior Debt
2121 South El Camino Real #600 San Mateo, CA 94403		Matures April 2015 Interest rate Prime + 4.50% or Floor rate of 8.25%		$2,000	1,950	1,950

Total SugarSync Inc.					1,950	1,950

White Sky, Inc.	Software	Senior Debt
1825 S. Grant Street Suite 250 San Mateo, CA 94402		Matures June 2014 Interest rate Prime + 7.00% or Floor rate of 10.25%		$1,418	1,357	1,400

Total White Sky, Inc.					1,357	1,400

Tada Innovations, Inc.	Communications	Senior Debt
5900 Hollis Street, Suite W Emeryville, CA 94608	& Networking	Matures June 2012 Interest rate Prime + 3.25% or Floor rate of 6.50%		$100	90	90

Total Tada Innovations, Inc.					90	90

Total Principal Software (5.32%)*					22,921	23,004

Maxvision Holding, LLC.(7)(8)	Electronics &	Senior Debt
495 Production Avenue Huntsville, AL 35758	Computer Hardware	Matures December 2013 Interest rate Prime + 8.25% or Floor rate of 12.00%, PIK interest 5.00%		$4,185	4,143	—
		Senior Debt
		Matures December 2013 Interest rate Prime + 6.25% or Floor rate of 10.00%, PIK interest 2.00%		$2,539	2,515	—
		Revolving Line of Credit
		Matures December 2013 Interest rate Prime + 5.00% or Floor rate of 8.50%		$892	1,027	1,027

Total Maxvision Holding, LLC					7,685	1,027

Total Principal Electronics & Computer Hardware (0.24%)*					7,685	1,027

Althea Technologies, Inc.	Specialty	Senior Debt
11040 Roselle Street San Diego, CA 92121	Pharmaceuticals	Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%		$10,359	10,315	10,584

Total Althea Technologies, Inc.					10,315	10,584

Pacira Pharmaceuticals, Inc.(4)	Specialty	Senior Debt
5 Sylvan Way Parsippany, NJ 07054	Pharmaceuticals	Matures August 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%		$11,250	11,257	11,397
		Senior Debt
		Matures August 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%		$15,000	14,386	14,574

Total Pacira Pharmaceuticals, Inc.					25,643	25,971

Quatrx Pharmaceuticals Company	Specialty	Convertible Senior Debt
770 E. Eisenhower Pkwy, Suite 100 Ann Arbor, MI 48108	Pharmaceuticals	Matures March 2012 Interest rate 8.00%		$1,888	1,888	1,888

Total Quatrx Pharmaceuticals Company					1,888	1,888

Total Principal Specialty Pharmaceuticals (8.92%)*					37,846	38,443

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Achronix Semiconductor Corporation	Semiconductors	Senior Debt
333 West San Carlos Street Suite 1050 San Jose, CA 95110		Matures January 2015 Interest rate Prime + 7.75% or Floor rate of 11.00%		$2,500	2,329	2,329

Total Achronix Semiconductor Corporation					2,329	2,329

Kovio Inc.	Semiconductors	Senior Debt
233 S. Hillview Drive Milpitas, CA 95035		Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 9.25%		$1,250	1,218	1,218

		Senior Debt
		Matures March 2015 Interest rate Prime + 6.00% or Floor rate of 9.75%		$3,000	2,910	2,910

Total Kovio Inc.					4,128	4,128

Total Principal Semiconductors (1.50%)*					6,457	6,457

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Senior Debt
575 Chespeake Drive Redwood City, CA 94063		Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%		$10,000	9,773	9,579
		Senior Debt
		Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%		$10,000	9,772	9,578

Total AcelRX Pharmaceuticals, Inc.					19,545	19,157

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Senior Debt
2091 Stierlin Court Mountain View, CA 94303		Matures October 2013 Interest rate Prime + 6.50% or Floor rate of 10.75%		$10,497	10,537	10,695

Total Alexza Pharmaceuticals, Inc.					10,537	10,695

BIND Biosciences, Inc.	Drug Delivery	Senior Debt
64 Sidney Street Cambridge, MA 02139		Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%		$5,000	4,730	4,880

Total BIND Biosciences, Inc.					4,730	4,880

Merrion Pharmaceuticals, Inc.(5)	Drug Delivery	Senior Debt
3200 Lake Drive, City West Business Campus Dublin 24, Ireland		Matures January 2015 Interest rate Prime + 9.20% or Floor rate of 12.45%		$5,000	4,765	3,819

Total Merrion Pharmaceuticals, Inc.					4,765	3,819

Revance Therapeutics, Inc.	Drug Delivery	Senior Debt
2400 Bayshore Parkway Suite 100 Mountain View, CA 94043		Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%		$22,000	21,379	21,379

Total Revance Therapeutics, Inc.					21,379	21,379

Total Principal Drug Delivery (13.90%)*					60,956	59,930

Gelesis, Inc.	Therapeutic	Senior Debt
222 Berkley Street, Suite 1040 Boston, MA 02116		Matures April 2013 Interest rate Prime + 8.75% or Floor rate of 12.00%		$3,428	3,514	3,254

Total Gelesis, Inc.					3,514	3,254

Gynesonics, Inc.	Therapeutic	Senior Debt
604 5th Avenue, Suite D Redwood City, CA 94063		Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$5,336	5,309	5,383

Total Gynesonics, Inc.					5,309	5,383

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Oraya Therapeutics, Inc.(4)	Therapeutic	Senior Debt
8000 Jarvis Avenue Menlo Park, CA 94560		Matures March 2015 Interest rate Prime + 4.75% or Floor rate of 9.50%		$7,500	7,377	7,377

Total Oraya Therapeutics, Inc.					7,377	7,377

Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt
216 N. Eighth Street Santa Paula, CA 93060		Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%		$4,965	4,932	4,932
		Revolving Line of Credit
		Matures January 2015 Interest rate LIBOR + 6.5% or Floor rate of 9.00%		$1,500	1,485	1,412
		Senior Debt
		Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%, PIK interest 3.75%		$5,900	6,259	6,436

Total Pacific Child & Family Associates, LLC					12,676	12,780

Total Principal Therapeutic (6.68%)*					28,876	28,794

InXpo, Inc. 770 N. Halsted Street, Suite 6s	Internet Consumer & Business Services	Senior Debt Matures March 2014 Interest rate Prime + 7.5% or
Chicago, IL 60642		Floor rate of 10.75%		$3,192	3,083	3,147

Total InXpo, Inc.					3,083	3,147

Westwood One Communications	Internet Consumer	Senior Debt
40 West 57th Street New York, NY 10019	& Business Services	Matures October 2016 Interest rate of 8.00%		$21,000	19,059	19,479

Total Westwood One Communications					19,059	19,479

Reply! Inc.(4)	Internet Consumer	Senior Debt
12667 Alcosta Blvd., Suite 200	& Business Services	Matures June 2015 Interest rate Prime + 6.87% or
San Ramon, CA 94583		Floor rate of 10.12%		$13,000	12,877	13,131

Total Reply! Inc.					12,877	13,131

MedCall	Internet Consumer	Senior Debt
202 E. Industry Drive Oxford, NC 27565	& Business Services	Matures January 2016 Interest rate LIBOR + 7.50% or
		Floor rate of 9.50%		$5,168	5,051	5,051

Total MedCall					5,051	5,051

ScriptSave (Medical Security Card Company, LLC)	Internet Consumer	Senior Debt
4911 E. Broadway,	& Business	Matures February 2016
Suite 200 Tucson, AZ 85711	Services	Interest rate Prime + 8.75%		$19,646	19,307	19,896

Total ScriptSave					19,307	19,896

Trulia, Inc.(4)	Internet Consumer	Senior Debt
500 Treat Avenue	& Business	Matures March 2015
Suite 200 San Francisco, CA 94110	Services	Interest rate Prime + 2.75% or Floor rate of 6.00%		$5,000	4,871	4,871
		Senior Debt
		Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%		$5,000	4,871	4,871

Total Trulia, Inc.					9,742	9,742

Portfolio Company	Industry	Type of Investment (1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Vaultlogix, Inc.	Internet Consumer	Senior Debt
75 Sylvan Street	& Business	Matures September 2016
Danvers, MA 01923	Services	Interest rate Libor + 8.50% or Floor rate of 10.00%, PIK interest 2.50%		$7,500	7,441	7,441
		Senior Debt
		Matures September 2015 Interest rate Libor + 7.00% or Floor rate of 8.50%		$11,500	11,335	11,335
		Revolving Line of Credit
		Matures September 2015 Interest rate Libor + 6.00% or Floor rate of 7.50%		$300	284	284

Total Vaultlogix, Inc.					19,060	19,060

Tectura Corporation	Internet Consumer	Senior Debt
333 Twin Dolphin Drive, Suite 750	& Business Services	Matures December 2012 Interest rate 11%
Redwood City, CA 94065		Revolving Line of Credit		$5,625	6,834	6,834
		Senior Debt
		Matures August 2012 Interest rate 11%		$2,500	2,556	2,556
		Revolving Line of Credit
		Matures July 2012 Interest rate 11% , PIK interest 1.00%		$17,487	17,738	17,738

Total Tectura Corporation					27,128	27,128

Total Principal Internet Consumer & Business Services (27.06%)					115,307	116,634

Box.net, Inc.(4)	Information	Senior Debt
1895 El Camino Real Palo Alto, CA 94306	Services	Matures March 2015 Interest rate Prime + 3.75% or Floor rate of 7.50%		$9,647	9,432	9,432
		Senior Debt
		Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%		$1,590	1,613	1,645

Total Box.net, Inc.					11,045	11,077

Cha Cha Search, Inc.	Information	Senior Debt
14550 Clay Terrace Blvd.	Services	Matures February 2015
Suite 130 Carmel, IN 46032		Interest rate Prime + 6.25% or Floor rate of 9.50%		$3,000	2,926	2,903

Total Cha Cha Search, Inc.					2,926	2,903

Jab Wireless, Inc.	Information	Senior Debt
5350 S. Roslyn St.,	Services	Matures August 2016
Suite 306 Greenwood Village, CO 80111		Interest rate Prime + 6.25% or Floor rate of 6.75%		$20,272	19,993	19,993

Total Jab Wireless, Inc.					19,993	19,993

Total Principal Information Services (7.88%)					33,964	33,973

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt
1105 Atlantic Ave., Suite 101 Alameda, CA 94501		Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%		$10,750	10,884	11,147

Total Optiscan Biomedical, Corp.					10,884	11,147

Total Principal Diagnostic (2.59%)*					10,884	11,147

deCODE genetics ehf.(5)	Biotechnology	Senior Debt
Sturlugata 8, IS-101	Tools	Matures September 2014
Reykjavik, Iceland		Interest rate Prime + 10.25% or Floor rate of 13.50%, PIK interest 2.00%		$5,000	4,664	4,664

Total deCODE genetics ehf.					4,664	4,664

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Labcyte, Inc.	Biotechnology	Senior Debt
1190 Borregas Avenue	Tools	Matures May 2013
Sunnyvale, CA 94089		Interest rate Prime + 8.6% or Floor rate of 11.85%		$2,416	2,425	2,479

Total Labcyte, Inc.					2,425	2,479

Cempra Holdings LLC	Biotechnology	Senior Debt
6340 Quadrangle Drive,	Tools	Matures December 2015
Suite 100 Chapel Hill, NC 27517		Interest rate Prime + 7.05% or Floor rate of 10.30%		$10,000	9,721	9,721

Total Cempra Holdings LLC					9,721	9,721

Total Principal Biotechnology Tools (3.91%)*					16,810	16,864

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt
12672 Silicon Drive, Suite 150 San Antonio, TX 78249		Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%		$3,000	2,879	2,879

Total Entrigue Surgical, Inc.					2,879	2,879

Transmedics, Inc.(4)	Surgical Devices	Senior Debt
200 Minuteman Road, Suite 302 Andover, MA 01810		Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%		$8,375	8,602	8,602

Total Transmedics, Inc.					8,602	8,602

Total Principal Surgical Devices (2.66%)*					11,481	11,481

Neoprobe (pka Navidea)	Media/Content/Info	Senior Debt
425 Metro Place North, Suite 300 Dublin, OH 43017		Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%		$7,000	6,733	6,733

Total Neoprobe (pka Navidea)					6,733	6,733

Women’s Marketing, Inc.	Media/Content/Info	Senior Debt
1221 Post Road East Suite 201 Westport, CT 06880		Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%		$10,000	9,956	10,156
		Senior Debt
		Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%		$9,710	9,503	9,896
		Senior Debt
		Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%		$9,956	9,744	9,744

Total Women’s Marketing, Inc.					29,203	29,796

Total Principal Media/Content/Info (8.47%)*					35,936	36,529

BrightSource Energy, Inc.	Clean Tech	Senior Debt
1999 Harrison Street, Suite 500 Oakland, CA 94612		Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%		$11,250	11,122	11,122
		Senior Debt
		Matures December 2012 Interest rate Prime + 9.55% or Floor rate of 12.8%		$13,750	13,593	13,593

Total BrightSource Energy, Inc.					24,715	24,715

EcoMotors, Inc.	Clean Tech	Senior Debt
17000 Federal Dr., Suite 200 Allen Park, MI 48101		Matures February 2014 Interest rate Prime + 6.1% or Floor rate of 9.35%		$4,879	4,713	4,859

Total EcoMotors, Inc.					4,713	4,859

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Enphase Energy, Inc.	Clean Tech	Senior Debt
201 1st Street Suite 111 Petaluma, CA 94952		Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.0%		$4,898	4,784	4,748

Total Enphase Energy, Inc.					4,784	4,748

NanoSolar, Inc.	Clean Tech	Senior Debt
2440 Embarcadero Way Palo Alto, CA 94303		Matures September 2014 Interest rate Prime + 7.75% or Floor rate of 11.0%		$9,212	8,795	8,795

Total NanoSolar, Inc.					8,795	8,795

Integrated Photovoltaics	Clean Tech	Senior Debt
51 Daggett Drive San Jose CA, 95134		Matures February 2015 Interest rate Prime + 7.375% or Floor rate of 10.625%		$3,000	2,875	2,875

Total Integrated Photovoltaics					2,875	2,875

Propel Biofuels, Inc.	Clean Tech	Senior Debt
2317 Broadway Street Redwood City, CA 94063		Matures September 2013 Interest rate of 11.0%		$1,348	1,356	1,320

Total Propel Biofuels, Inc.					1,356	1,320

SCIenergy, Inc.(4)	Clean Tech	Senior Debt
2107 Dwight Way #120 Berkeley, CA 94704		Matures October 2014 Interest rate 6.25%		$202	202	202
		Senior Debt
		Matures August 2015 Interest rate 8.15%		$5,000	4,883	4,883

Total SCIenergy, Inc.					5,085	5,085

Solexel, Inc.	Clean Tech	Senior Debt
1530 McCarthy Blvd. Milpitas, CA 95035		Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$937	594	594
		Senior Debt
		Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%		$8,120	8,389	8,389

Total Solexel, Inc.					8,983	8,983

Total Principal Clean Tech (14.24%)*					61,306	61,380

Total Principal (135.90%)*					589,192	585,767

Acceleron Pharmaceuticals, Inc.	Drug Discovery	Common Stock Warrants	0.05%		39	42
149 Sidney Street	& Development	Preferred Stock Warrants	0.43%		69	273
Cambridge, MA 02139		Preferred Stock Warrants	0.11%		35	51

Total Acceleron Pharmaceuticals, Inc.					143	366

Anthera Pharmaceuticals Inc.	Drug Discovery	Common Stock Warrants	0.43%
6160 Stoneridge Mall Road,	& Development	Common Stock Warrants	0.35%		541	551
Ste 330 Pleasanton, CA 94588					443	451

Total Anthera Pharmaceuticals Inc.					984	1,002

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	0.80%		236	69
480 Arsenal Street Bldg 1, Suite 120	& Development	Common Stock Warrants	0.08%		28	—
Watertown, MA 02472		Preferred Stock Warrants	1.00%		311	137

Total Dicerna Pharmaceuticals, Inc.					575	206

EpiCept Corporation(5)	Drug Discovery	Common Stock Warrants	0.41%
777 Old Saw Mill River Road	& Development
Tarrytown, NY 10591					4	15

Total EpiCept Corporation					4	15

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Concert Pharmaceuticals	Drug Discovery	Preferred Stock Warrants	0.26%
99 Hayden Avenue, Suite 100	& Development
Lexington, MA 02421-7966					234	233

Total Concert Pharmaceuticals					234	233

NextWave Pharmaceuticals	Drug Discovery	Preferred Stock Warrants	0.35%
20450 Stevens Creek Boulevard, Suite 150	& Development
Cupertino, CA 95014					126	125

Total NextWave Pharmaceuticals					126	125

Horizon Therapeutics, Inc.	Drug Discovery	Common Stock Warrants	0.11%
1033 Skokie Boulevard, Suite 355	& Development
Northbrook, IL 60062					231	—

Total Horizon Therapeutics, Inc.					231	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	0.31%
One Kendall Square, Building 700 2nd Floor Cambridge, MA 02139	& Development				155	1,116

Total Merrimack Pharmaceuticals, Inc.					155	1,116

Paratek Pharmaceuticals, Inc. 75 Kneeland Street	Drug Discovery & Development	Preferred Stock Warrants	0.53%
Boston, MA 02111					137	68

Total Paratek Pharmaceuticals, Inc.					137	68

PolyMedix, Inc. 170 N. Radnor Chester Road,	Drug Discovery & Development	Common Stock Warrants	0.59%
Suite 300 Radnor, PA 19087					480	97

Total PolyMedix, Inc.					480	97

Portola Pharmaceuticals, Inc. 270 E Grand Avenue	Drug Discovery & Development	Preferred Stock Warrants	0.32%
South San Francisco, CA 94080					152	207

Total Portola Pharmaceuticals, Inc.					152	207

Aegerion Pharmaceuticals, Inc. 1140 Route 22 East,	Drug Discovery & Development	Common Stock Warrants	0.51%
Suite 304 Bridgewater, NJ 08807					69	1,115

Total Aegerion Pharmaceuticals, Inc.					69	1,115

Chroma Therapeutics, Ltd.(5) 93 Milton Park Abington,	Drug Discovery & Development	Preferred Stock Warrants	0.60%
Oxon OX14 4RY, UK					490	387

Total Chroma Therapeutics, Ltd.					490	387

NeurogesX, Inc. 981F Industrial Road	Drug Discovery & Development	Preferred Stock Warrants	2.65%
San Carlos, CA 94070					503	122

Total NeurogesX, Inc.					503	122

Total Warrants Drug Discovery & Development (1.21%)*					4,283	5,059

Affinity Videonet, Inc. 1641 California, 3rd Floor	Communications & Networking	Preferred Stock Warrants	4.45%
Denver, CO 80202					102	165

Total Affinity Videonet, Inc.					102	165

IKANO Communications, Inc 124 N. Charles Lindbergh.	Communications & Networking	Preferred Stock Warrants	1.43%		45	—
Salt Lake City, UT 84111		Preferred Stock Warrants	2.18%		72	—

Total IKANO Communications, Inc.					117	—

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)		Principal Amount	Cost(2)	Value(3)
Intelepeer, Inc. 2855 Campus Drive,	Communications & Networking	Preferred Stock Warrants	0.33%
Suite 450 San Mateo, CA 94404						101	92

Total Intelepeer, Inc.						101	92

Neonova Holding Company 1000 Perimeter Park Drive,	Communications & Networking	Preferred Stock Warrants	1.61%
Suite K Morrisville, NC 27560						94	28

Total Neonova Holding Company						94	28

Pac-West Telecomm, Inc. 555 12th Street,	Communications & Networking	Preferred Stock Warrants	0.78%
Suite 250 Oakland, CA 94607						121

Total Pac-West Telecomm, Inc.						121	—

PeerApp, Inc.(4) 375 Elliot Street, Suite 150K	Communications & Networking	Preferred Stock Warrants	0.39%
Newton Upper Falls, MA 02464						61	23

Total PeerApp, Inc.						61	23

Peerless Network, Inc. 200 S. Wacker Drive,	Communications & Networking	Preferred Stock Warrants	0.43%
Suite 3100 Chicago, IL 60606						95	206

Total Peerless Network, Inc.						95	206

Ping Identity Corporation 1099 18th Street,	Communications & Networking	Preferred Stock Warrants	0.68%
Suite 2950 Denver, CO 80202						52	109

Total Ping Identity Corporation						52	109

PointOne, Inc. 6500 River Place Boulevard	Communications & Networking	Common Stock Warrants	1.50%
Building 2 Suite 200 Austin, TX 78730						131	5

Total PointOne, Inc.						131	5

Purcell Systems, Inc. 16125 East Euclid Avenue	Communications & Networking	Preferred Stock Warrants	1.18%
Spokane, WA 99216						123	121

Total Purcell Systems, Inc.						123	121

Stoke, Inc(4) 5403 Betsy Ross Drive	Communications & Networking	Preferred Stock Warrants	0.24%			53	149
Santa Clara, CA 94043		Preferred Stock Warrants	0.11%			65	81

Total Stoke, Inc.						118	230

Total Warrants Communications & Networking (0.23%)*						1,115	979

Atrenta, Inc. 2077 Gateway Place,	Software
Suite 300 San Jose, CA 95110		Preferred Stock Warrants Preferred Stock Warrants	1.02 0.30	% %		136 95	815 284

Total Atrenta, Inc.						231	1,099

Blurb, Inc.	Software
580 California Street, Suite 300 San Francisco, CA 94104		Preferred Stock Warrants Preferred Stock Warrants	0.47 0.66	% %		323 636	855 636

Total Blurb, Inc.						959	1,491

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Braxton Technologies, LLC.	Software	Preferred Stock Warrants	0.62%
770 Wooten Road, Suite 105 Colorado Springs, CO 80915					189	—

Total Braxton Technologies, LLC.					189	—

Bullhorn, Inc.	Software	Preferred Stock Warrants	0.80%
33-41 Farnsworth, 5th Floor Boston, MA 02210					43	229

Total Bullhorn, Inc.					43	229

Central Desktop, Inc.	Software	Preferred Stock Warrants	1.95%
100 North Lake Avenue, #205 Pasadena, CA 91101					108	398

Total Central Desktop, Inc.					108	398

Clickfox, Inc.	Software	Preferred Stock Warrants	1.59%
3445 Peachtree Road, Suite 1250 Atlanta, GA 30326					329	522

Total Clickfox, Inc.					329	522

Forescout Technologies, Inc.	Software	Preferred Stock Warrants	0.88%
10001 De Anza Blvd., Suite 220 Cupertino, CA 95014					99	142

Total Forescout Technologies, Inc.					99	142

HighRoads, Inc.	Software	Preferred Stock Warrants	0.83%
150 Presidential Way Woburn, MA 01801					45	7

Total HighRoads, Inc.					45	7

Kxen, Inc.(4)	Software	Preferred Stock Warrants	0.46%
201 Mission Street Suite 1950 San Francisco, CA 94105					47	22

Total Kxen, Inc.					47	22

RichRelevance, Inc.	Software	Preferred Stock Warrants	0.20%
275 Battery Street Suite 1150 San Francisco, CA 94111					98	12

Total RichRelevance, Inc.					98	12

Rockyou, Inc.	Software	Preferred Stock Warrants	0.08%
585 Broadway Street, Suite A Redwood City, CA 94036					116	1

Total Rockyou, Inc.					116	1

Sportvision, Inc.	Software	Preferred Stock Warrants	1.89%
4619 N. Ravenswood Chicago, IL 60640					39	—

Total Sportvision, Inc.					39	—

SugarSync Inc.	Software	Preferred Stock Warrants	0.47%
2121 South El Camino Real, #600 San Mateo, CA 94403					78	162

Total SugarSync Inc.					78	162

Daegis Inc. (pka Unify Corporation)	Software	Common Stock Warrants	4.89%
1420 Rocky Ridge Drive, Suite 380 Roseville CA 95661					1,434	237

Total Daegis Inc.					1,434	237

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)		Principal Amount	Cost(2)	Value(3)
White Sky, Inc.	Software	Preferred Stock Warrants	0.44%
1825 S. Grant Street Suite 250 San Mateo, CA 94402						54	3

Total White Sky, Inc.						54	3

Tada	Software	Preferred Stock Warrants	0.17%
5900 Hollis Street, Suite W Emeryville CA, 94608						25	25

Total Tada						25	25

WildTangent, Inc.	Software	Preferred Stock Warrants	0.17%
18578 NE 67th Court, Building 5 Redmond, WA 98052						238	22

Total WildTangent, Inc.						238	22

Total Warrants Software (1.01%)*						4,132	4,372

Luminus Devices, Inc. 1100 Technology Park Drive Billerica, MA 02821	Electronics & Computer Hardware	Preferred Stock Warrants Preferred Stock Warrants Preferred Stock Warrants	0.02 0.01 0.06	% % %		334 84 183	— — —

Total Luminus Devices, Inc.						601	—

Shocking Technologies, Inc. 5870 Hellyer Avenue San Jose, CA 95138	Electronics & Computer Hardware	Preferred Stock Warrants	0.25%			63	196

Total Shocking Technologies, Inc.						63	196

Total Warrant Electronics & Computer Hardware (0.05%)*						664	196

Althea Technologies, Inc. 11040 Roselle Street San Diego, CA 92121	Specialty Pharmaceuticals	Preferred Stock Warrants	3.04%			309	516

Total Althea Technologies, Inc.						309	516

Pacira Pharmaceuticals, Inc.(4) 5 Sylvan Way Parsippany, NJ 07054	Specialty Pharmaceuticals	Common Stock Warrants	1.04%			1,086	425

Total Pacira Pharmaceuticals, Inc.						1,086	425

Quatrx Pharmaceuticals Company 777 East Eisenhower Pkwy,	Specialty Pharmaceuticals	Preferred Stock Warrants	0.93%
Suite 100 Ann Arbor, MI 48108						528	—

Total Quatrx Pharmaceuticals Company						528	—

Total Warrants Specialty Pharmaceuticals (0.22%)*						1,923	941

Annie’s, Inc. 564 Gateway Drive Napa, CA 94558	Consumer & Business Products	Preferred Stock Warrants	0.47%			321	250

Total Annie’s, Inc.						321	250

IPA Holdings, LLC 2775 Premiere Parkway, Suite 100	Consumer & Business Products	Preferred Stock Warrants	2.26%
Deluth, GA 30097						275	58

Total IPA Holding, LLC						275	58

Market Force Information, Inc. 1877 Broadway Suite 200	Consumer & Business Products	Preferred Stock Warrants	0.31%
Boulder, CO 80302						24	118

Total Market Force Information, Inc.						24	118

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Wageworks, Inc. 1100 Park Place 4th Floor San Mateo, CA 94403	Consumer & Business Products	Preferred Stock Warrants	1.10%		252	2,495

Total Wageworks, Inc.					252	2,495

Seven Networks, Inc. 2100 Seaport Blvd, Suite 100 Redwood City, CA 94063	Consumer & Business Products	Preferred Stock Warrants	0.89%		174	—

Total Seven Networks, Inc.					174	—

Total Warrant Consumer & Business Products (0.68%)*					1,046	2,921

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	0.70%
333 West San Carlos Street Suite 1050 San Jose, CA 95110					160	145

Total Achronix Semiconductor Corporation					160	145

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	0.21%
53 Frontage Road, Suite 210 Perryville III Corporate Park
Hampton, NJ 08807					157	—

Total Enpirion, Inc.					157	—

iWatt, Inc. 90 Albright Way	Semiconductors	Preferred Stock Warrants	0.23%		46	3
Los Gatos, CA 95032-1827		Preferred Stock Warrants	0.81%		582	10

Total iWatt, Inc.					628	13

Kovio Inc.	Semiconductors	Preferred Stock Warrants	0.11%
233 S. Hillview Drive Milpitas, CA 95035					92	4

Total Kovio Inc.					92	4

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants	1.99%
900 Middlesex Turnpike Billerica, MA 01821-3929					297	1,328

Total NEXX Systems, Inc.					297	1,328

Quartics, Inc.	Semiconductors	Preferred Stock Warrants	0.04%
15241 Laguna Canyon Road, Suite 200 Irvine, CA 92618					53	—

Total Quartics, Inc.					53	—

Total Warrants Semiconductors (0.35%)*					1,387	1,490

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants	0.70%
575 Chespeake Drive					178	41
Redwood City, CA 94063		Common Stock Warrants	0.70%		178	41

Total AcelRX Pharmaceuticals, Inc.					356	82

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Preferred Stock Warrants	0.32%
2091 Stierlin Court Mountain View, CA 94303					645	72

Total Alexza Pharmaceuticals, Inc.					645	72

BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	0.40%
64 Sidney Street Cambridge, MA 02139					291	427

Total BIND Biosciences, Inc.					291	427

Merrion Pharmaceuticals, Inc.(5)	Drug Delivery	Common Stock Warrants	1.40%
3200 Lake Drive, Citwest Business Campus Dublin 24, Ireland					214	194

Total Merrion Pharmaceuticals, Inc.					214	194

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants	0.18%		36	62
1003 W. Cutting Blvd, Suite 110 Point Richmond, CA 94804		Common Stock Warrants	0.27%		51	93

Total Transcept Pharmaceuticals, Inc.					87	155

Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	0.69%
2400 Bayshore Parkway, Suite 100 Mountain View, CA 94043					557	565

Total Revance Therapeutics, Inc.					557	565

Total Warrant Drug Delivery (0.31%)*					2,150	1,495

Gelesis	Therapeutic	Preferred Stock Warrants	1.29%
222 Berkley Street, Suite 1040 Boston, MA 02116					78	106

Total Gelesis					78	106

BARRX Medical, Inc.	Therapeutic	Preferred Stock Warrants	0.11%
540 Oakmead Parkway Sunnyvale, CA 94085					76	189

Total BARRX Medical, Inc.					76	189

EKOS Corporation	Therapeutic	Preferred Stock Warrants	1.16%
22030 20th Ave. Southeast, Suite 101 Bothell, WA 98021					327	—

Total EKOS Corporation					327	—

Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants	1.69%
604 5th Avenue, Suite D Redwood City, CA 94063					228	233

Total Gynesonics, Inc.					228	233

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants	0.15%
15405 SE 37th Street, Suite 100 Bellevue, WA 98006					99	—

Total Light Science Oncology, Inc.					99	—

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants	0.24%
39684 Eureka Drive Newark, CA 94560					125	13

Total Novasys Medical, Inc.					125	13

Oraya Therapeutics, Inc.(4)	Therapeutic	Preferred Stock Warrants	0.64%
8000 Jarvis Avenue Menlo Park, CA 94560					551	551

Total Oraya Therapeutics, Inc.					551	551

Total Warrants Therapeutic (0.25%)*					1,484	1,092

Cozi Group, Inc. 506 Second Avenue, Suite 710 Seattle, WA 98104	Internet Consumer & Business Services	Preferred Stock Warrants	0.81%		147	—

Total Cozi Group, Inc.					147	—

Invoke Solutions, Inc. 375 Totten Pond Road, Suite 400	Internet Consumer & Business Services	Common Stock Warrants	1.48%		56	—
Waltham, MA 02451		Common Stock Warrants	0.33%		26	—

Total Invoke Solutions, Inc.					82	—

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
InXpo, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	0.62%
770 N Halsted Street, Suite 6s Chicago, IL 60642					98	56

Total InXpo, Inc.					98	56

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	1.00%
233 Needham Street Newton, MA 02464					43	—

Total Prism Education Group, Inc.					43	—

RazorGator Interactive Group, Inc. 11150 Santa Monica Blvd, Suite 500 Los Angeles, CA 90025	Internet Consumer & Business Services	Preferred Stock Warrants	2.98%
					1,224	—

Total RazorGator Interactive Group, Inc.					1,224	—

Reply! Inc.(4) 12667 Alcosta Blvd., Suite 200 San Ramon, CA 94583	Internet Consumer & Business Services	Preferred Stock Warrants	1.10%
					320	395

Total Reply! Inc.					320	395

Trulia, Inc.(4) 500 Treat Avenue, Suite 200 San Francisco, CA 94110	Internet Consumer & Business Services	Preferred Stock Warrants	0.19%
					188	413

Total Trulia, Inc.					188	413

Tectura Corporation 333 Twin Dolphin Drive, Suite 750 Redwood City, CA 94065	Consumer & Business Products	Preferred Stock Warrants	0.22%
					51	26

Total Tectura Corporation					51	26

Total Warrants Internet Consumer & Business Services (0.20%)					2,153	890

Lilliputian Systems, Inc.	Energy
36 Jonspin Road		Preferred Stock Warrants	0.09%		106	—
Wilmington, MA 01887		Common Stock Warrants	0.01%		49	—

Total Lilliputian Systems, Inc.					155	—

Total Warrants Energy (0.00%)*					155	—

Box.net, Inc.(4)	Information Services	Preferred Stock Warrants	0.36%		117	1,557
1895 El Camino Real Palo Alto, CA 94306		Preferred Stock Warrants	0.26%		73	2,280
		Preferred Stock Warrants	0.08%		193	233

Total Box.net, Inc.					383	4,070

Buzznet, Inc.	Information	Preferred Stock Warrants	0.01%
6464 Sunset Blvd., Suite 650 Los Angeles, CA 90028	Services				9	-—

Total Buzznet, Inc.					9	—

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)		Principal Amount	Cost(2)	Value(3)
Cha Cha Search, Inc.	Information	Preferred Stock Warrants	0.24%
14550 Clay Terrace Blvd. Suite 130 Carmel, IN 46032	Services					58	1

Total Cha Cha Search, Inc.						58	1

Magi.com (pka Hi5 Networks, Inc.)	Information	Preferred Stock Warrants	0.10%
55 Second St., Suite 300 San Francisco, CA 94105	Services					213	—

Total Magi.com						213	—

Jab Wireless, Inc.	Information	Preferred Stock Warrants	0.78%
5350 S. Roslyn St., Suite 306 Greenwood Village, CO 80111	Services					265	332

Total Jab Wireless, Inc.						265	332

Solutionary, Inc.	Information	Preferred Stock Warrants	0.61%
9420 Underwood Avenue, 3rd Floor Omaha, NE 68114	Services					96	—

Total Solutionary, Inc.						96	—

Intelligent Beauty, Inc.	Information	Preferred Stock Warrants	0.35%
2301 Rosecrans Ave., Suite 4100 Manhattan Beach, CA 90245	Services					230	83

Total Intelligent Beauty, Inc.						230	83

Zeta Interactive Corporation	Information	Preferred Stock Warrants	1.19%
99 Park Ave, 23rd Floor New York, NY 10016	Services					172	237

Total Zeta Interactive Corporation						172	237

Total Warrants Information Services (1.10%)						1,426	4,723

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock Warrants	2.43%
1105 Atlantic Ave, Suite 101 Alameda, CA 94501						1,069	872

Total Optiscan Biomedical, Corp.						1,069	872

Total Warrants Diagnostic (0.20%)*						1,069	872

deCODE genetics ehf.(5)	Biotechnology	Preferred Stock Warrants	1.36%
Sturlugata 8, IS-101 Reykjavik, Iceland	Tools					305	305

Total deCODE genetics ehf.						305	305

Labcyte, Inc.	Biotechnology	Common Stock Warrants	0.69%
1190 Borregas Avenue Sunnyvale, CA 94089	Tools					197	263

Total Labcyte, Inc.						197	263

Cempra Holdings LLC	Biotechnology	Preferred Stock Warrants	0.40%
6340 Quadrangle Drive, Suite 100 Chapel Hill, NC 27517	Tools					187	186

Total Cempra Holdings LLC						187	186

NuGEN Technologies, Inc.	Biotechnology
821 Industrial Road, Unit A San Carlos, CA 94070	Tools	Preferred Stock Warrants Preferred Stock Warrants	1.00 0.15	% %		45 33	203 15

Total NuGEN Technologies, Inc.						78	218

Total Warrants Biotechnology Tools (0.23%)*						767	972

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	0.55%
12672 Silicon Drive, Suite 150 San Antonio, TX 78249					87	85

Total Entrigue Surgical, Inc.					87	85

Transmedics, Inc.(4)	Surgical Devices	Preferred Stock Warrants	0.31%
200 Minuteman Road, Suite 302 Andover, MA 01810					225	—

Total Transmedics, Inc.					225	—

Total Warrants Surgical Devices (0.02%)*					312	85

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants	0.22%
8000 Marina Blvd., Suite 130 Brisbane, CA 94005					482	2

Total Glam Media, Inc.					482	2

Neoprobe (pka Navidea) 425 Metro Place North, Suite 300 Dublin, OH 43017	Media/Content/Info	Common Stock Warrants	0.35%
					244	245

Total Neoprobe (pka Navidea)					244	245

Everyday Health, Inc. (Waterfront Media, Inc.)	Media/Content/Info	Preferred Stock Warrants	0.27%
45 Main Street, Suite 800 Brooklyn, NY 11201					60	504

Total Everyday Health, Inc.					60	504

Total Warrants Media/Content/Info (0.17%)*					786	751

BrightSource Energy, Inc.(4)	Clean Tech	Preferred Stock Warrants	0.12%
1999 Harrison Street, Suite 500 Oakland, CA 94612					675	834

Total BrightSource Energy, Inc.					675	834

Calera, Inc.	Clean Tech	Preferred Stock Warrants	2.08%
14600 Winchester Boulevard Los Gatos, CA 95032					513	475

Total Calera, Inc.					513	475

EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	0.54%		154	323
17000 Federal Dr., Suite 200 Allen Park, MI 48101		Common Stock Warrants	0.54%		154	323

Total EcoMotors, Inc.					308	646

Enphase Energy, Inc.	Clean Tech	Preferred Stock Warrants	0.12%
201 1st Street, Suite 111 Petaluma, CA 94952					102	49

Total Enphase Energy, Inc.					102	49

GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	0.13%
222 Third Street, Suite 2163 Cambridge, MA 02142					548	208

Total GreatPoint Energy, Inc.					548	208

NanoSolar, Inc.	Clean Tech	Preferred Stock Warrants	0.03%
2440 Embarcadero Way Palo Alto, CA 94303					355	355

Total NanoSolar, Inc.					355	355

Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	1.52%
2317 Broadway Street Redwood City, CA 94063					211	170

Total Propel Biofuels, Inc.					211	170

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
SCIenergy, Inc.(4)	Clean Tech	Preferred Stock Warrants	0.02%
2107 Dwight Way #120 Berkeley, CA 94704		Preferred Stock Warrants	0.37%		8	2
					130	30

Total SCIenergy, Inc.					138	32

Solexel, Inc.	Clean Tech	Preferred Stock Warrants	0.34%
1530 McCarthy Blvd. Milpitas, CA 95035					1,161	275

Total Solexel, Inc.					1,161	275

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	0.13%
1100 Island Drive Redwood City, CA 94065					162	82

Total Trilliant, Inc.					162	82

Integrated Photovoltaics	Clean Tech	Preferred Stock Warrants	1.71%
51 Daggett Drive San Jose CA, 95134					82	81

Total Integrated Photovoltaics					82	81

Total Warrants Clean Tech (.74%)*					4,255	3,207

Total Warrants (6.97%)					29,107	30,045

Aegerion Pharmaceuticals, Inc.	Drug Discovery	Common Stock	0.68%
1140 Route 22 East, Suite 304 Bridgewater, NJ 08807	& Development				1,092	2,411

Total Aegerion Pharmaceuticals, Inc.					1,092	2,411

Aveo Pharmaceuticals	Drug Discovery	Common Stock	0.39%
75 Sidney Street 4th Floor Cambridge, MA 02139	& Development				842	2,887

Total Aveo Pharmaceuticals					842	2,887

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock	0.76%
480 Arsenal Street, Bldg 1 Suite 120 Watertown, MA 02472	& Development				503	374

Total Dicerna Pharmaceuticals, Inc.					503	374

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock	0.10%
33 Hayden Avenue, 2nd Floor Lexington, MA 02421	& Development				1,500	—

Total Inotek Pharmaceuticals Corp.					1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock	0.56%
One Kendall Square, Building 700 2nd Floor Cambridge, MA 02139	& Development				2,000	3,825

Total Merrimack Pharmaceuticals, Inc.					2,000	3,825

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock	0.61%
75 Kneeland Street Boston, MA 02111	& Development				1,000	1,231

Total Paratek Pharmaceuticals, Inc.					1,000	1,231

Total Equity Drug Discovery & Development (2.49%)*					6,937	10,728

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	0.09%		243	163
149 Sidney Street Cambridge, MA 02139		Preferred Stock	0.04%		98	138
		Preferred Stock	0.02%		61	61
		Preferred Stock	0.60%		1,000	724

Total Acceleron Pharmaceuticals, Inc.					1,401	1,086

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock	0.31%
1003 W. Cutting Blvd, Suite 110 Point Richmond, CA 94804					500	325

Total Transcept Pharmaceuticals, Inc.					500	325

Total Equity Drug Delivery (0.33%)*					1,901	1,411

E-band Communications, Corp.(6)	Communications	Preferred Stock	10.38%
10095 Scripps Ranch Ct. Suite A.	& Networking
San Diego, CA 92131					2,880	—

Total E-Band Communications, Corp.					2,880	—

Neonova Holding Company	Communications	Preferred Stock	1.79%
1000 Perimeter Park Drive, Suite K	& Networking
Morrisville, NC 27560					250	212

Total Neonova Holding Company					250	212

Peerless Network, Inc.	Communications	Preferred Stock	3.21%
200 S. Wacker Drive, Suite 3100	& Networking
Chicago, IL 60606					1,000	2,335

Total Peerless Network, Inc.					1,000	2,335

Stoke, Inc(4)	Communications	Preferred Stock	0.23%
5403 Betsy Ross Drive	& Networking
Santa Clara, CA 94043					500	458

Total Stoke, Inc.					500	458

Total Equity Communications & Networking (0.70%)*					4,630	3,005

Atrenta, Inc.	Software	Preferred Stock	0.25%
2077 Gateway Place, Suite 300
San Jose, CA 95110					250	474

Total Atrenta, Inc.					250	474

Total Equity Software (0.11%)*					250	474

Maxvision Holding, LLC.(7)(8)	Electronics &	Common Stock	24.06%
495 Production Avenue	Computer
Huntsville, AL 35758	Hardware				3,581	—

Total Maxvision Holding, LLC					3,581	—

Spatial Photonics, Inc.	Electronics &	Preferred Stock	0.68%
930 Hamlin Court	Computer
Sunnyvale, CA 94086	Hardware				268	—

Total Spatial Photonics Inc.					268	—

Total Equity Electronics & Computer Hardware (0.00%)*					3,849	—

Quatrx Pharmaceuticals Company	Specialty	Preferred Stock	0.46%
777 East Eisenhower Pkwy, Suite 100	Pharmaceuticals
Ann Arbor, MI 48108					750	—

Total Quatrx Pharmaceuticals Company					750	—

Total Equity Specialty Pharmaceuticals (0.00%)*					750	—

IPA Holdings, LLC	Consumer &	Preferred Stock	1.74%
2775 Premiere Parkway, Suite 100 Deluth, GA 30097	Business Products				500	360

Total IPA Holding, LLC					500	360

Market Force Information, Inc.	Consumer &	Preferred Stock	0.59%
1877 Broadway, Suite 200 Boulder, CO 80302	Business Products				500	491

Total Market Force Information, Inc.					500	491

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Caivis Acquisition Corporation	Consumer &	Common Stock	0.01%
1100 New York Avenue, NW Washington, District of Columbia 20005	Business Products				880	—

Total Caivis Acquisition Corporation					880	—

Wageworks, Inc.	Consumer &	Preferred Stock	0.10%
1100 Park Place 4th Floor San Mateo, CA 94403	Business Products				250	388

Total Wageworks, Inc.					250	388

Total Equity Consumer & Business Products (0.29%)*					2,130	1,239

iWatt, Inc.	Semiconductors	Preferred Stock	0.99%
90 Albright Way Los Gatos, CA 95032-1827					490	984

Total iWatt, Inc.					490	984

NEXX Systems, Inc.	Semiconductors	Preferred Stock	0.86%
900 Middlesex Turnpike Billerica, MA 01821-3929					277	802

Total NEXX Systems, Inc.					277	802

Total Equity Semiconductors (0.41%)*					767	1,786

BARRX Medical, Inc.	Therapeutic	Preferred Stock	1.23%
540 Oakmead Parkway Sunnyvale, CA 94085					1,500	3,628

Total BARRX Medical, Inc.					1,500	3,628

Gelesis	Therapeutic	Common Stock	3.31%		—	108
222 Berkley Street, Suite 1040 Boston, MA 02116		Preferred Stock	3.31%		425	519
		Preferred Stock	3.31%		500	520

Total Gelesis					925	1,147

Gynesonics, Inc	Therapeutic
604 5th Avenue,
Suite D		Preferred Stock	0.31%		250	156
Redwood City, CA 94063		Preferred Stock	0.92%		283	295

Total Gynesonics, Inc					533	451

Novasys Medical, Inc.	Therapeutic	Preferred Stock	1.86%
39684 Eureka Drive Newark, CA 94560					1,000	799

Total Novasys Medical, Inc.					1,000	799

Total Equity Therapeutic (1.40%)*					3,958	6,025

Cozi Group, Inc.	Internet Consumer	Preferred Stock	0.58%
506 Second Avenue, Suite 710 Seattle, WA 98104	& Business Services				177	44

Total Cozi Group, Inc.					177	44

RazorGator Interactive Group, Inc.	Internet Consumer	Preferred Stock	1.20%
11150 Santa Monica Blvd, Suite 500 Los Angeles, CA 90025	& Business Services				1,000	—

Total RazorGator Interactive Group, Inc.					1,000	—

Total Equity Internet Consumer & Business Services (0.01%)					1,177	44

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Box.net, Inc.(4)	Information	Preferred Stock	0.51%
1895 El Camino Real Palo Alto, CA 94306	Services	Preferred Stock	0.37%		500	3,543
					1,500	2,564

Total Box.net, Inc.					2,000	6,107

Buzznet, Inc.	Information	Preferred Stock	0.12%
6464 Sunset Blvd., Suite 650 Los Angeles, CA 90028	Services				250	26

Total Buzznet, Inc.					250	26

Magi.com (pka Hi5 Networks, Inc.)	Information	Preferred Stock	0.71%
55 Second St., Suite 300 San Francisco, CA 94105	Services				250	247

Total Magi.com					250	247

Solutionary, Inc.	Information	Preferred Stock	0.26%
9420 Underwood Avenue 3rd Floor Omaha, NE 68114	Services				250	55

Total Solutionary, Inc.					250	55

Good Technologies, Inc. (Visto Inter)	Information	Common Stock	0.17%
101 Redwood Shores Parkway, Suite 400 Redwood Shores, CA 94065	Services				603	90

Total Good Technologies, Inc.					603	90

Zeta Interactive Corporation	Information	Preferred Stock	0.96%
99 Park Ave, 23rd Floor New York, NY 10016	Services				500	629

Total Zeta Interactive Corporation					500	629

Total Equity Information Services (1.66%)					3,853	7,154

Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock	0.42%
2585 Skymark Ave., Suite 306 Mississauga, Ontario L4W 4L5					1,057	671

Total Novadaq Technologies, Inc.					1,057	671

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock	3.18%
1105 Atlantic Ave., Suite 101 Alameda, CA 94501					3,655	2,468

Total Optiscan Biomedical, Corp.					3,655	2,468

Total Equity Diagnostic (0.73%)*					4,712	3,139

Kamada, LTD.(5)	Biotechnology	Common Stock	0.27%
Science Park, Kiryat Weizmann, Ness Ziona, Israel, 76327	Tools				427	384

Total Kamada, LTD.					427	384

NuGEN Technologies, Inc.	Biotechnology	Preferred Stock	0.92%
821 Industrial Road, Unit A San Carlos, CA 94070	Tools				500	473

Total NuGEN Technologies, Inc.					500	473

Total Equity Biotechnology Tools (0.20%)*					927	857

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)
Transmedics, Inc.(4)	Surgical Devices	Preferred Stock	1.60%
200 Minuteman Road, Suite 302 Andover, MA 01810					1,400	—

Total Transmedics, Inc.					1,400	—

Total Equity Surgical Devices (0.00%)*					1,400	—

Everyday Health, Inc. (Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock	0.36%
45 Main Street, Suite 800 Brooklyn, NY 11201					1,000	1,196

Total Everyday Health, Inc.					1,000	1,196

Total Equity Media/Content/Info (0.28%)*					1,000	1,196

Total Equity (8.60%)					38,241	37,058

Total Investments (151.47%)					656,540	652,870

(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $34,519, $39,387 and $4,868 respectively. The tax cost of investments is $658,010
(3)	Except for warrants in thirteen publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2011 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but not more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2011, and is therefore considered non-income producing.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004. The information for the periods ended December 31, 2009, 2008, 2007, 2006, 2005 and 2004 has been derived from our audited financial statements for these periods, which have been audited by Ernst & Young LLP, our former independent registered public accounting firm. The information for the period ended December 31, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2011 is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C
December 31, 2004	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
December 31, 2011	—	—	N/A
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
Small Business Administration Debentures (HT II)(4)
Debentures(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
Senior Convertible Notes
December 31, 2011	$70,352,983	$10,623	885

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, rounded to nearest thousand.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at the discretion of the Board of Directors. Our Board of Directors currently consists of four members, one who is an “interested person” of Hercules Technology Growth Capital as defined in Section 2(a)(19) of the 1940 Act and three who are not interested persons and who we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Technology Growth Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	48	Chairman of the Board of Directors, President and Chief Executive Officer
Independent Directors:
Robert P. Badavas	59	Director
Joseph W. Chow	59	Director
Allyn C. Woodward, Jr.	71	Director

Executive Officers:
Jessica Baron	37	Vice President of Finance and Interim Chief Financial Officer
Scott Bluestein	33	Chief Credit Officer
Todd Jaquez-Fissori	41	Senior Managing Director, Technology Group Head and Clean Technology Group Head
Scott Harvey	57	Secretary and Chief Legal Officer
Parag I. Shah	40	Senior Managing Director and Life Sciences Group Head

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.

Set forth below is information regarding our current directors, including each director’s (i) name and age; (ii) a brief description of their recent business experience, including present occupations and employment during at least the past five years; (iii) directorships, if any, that each director holds and has held during the past five years; and (iv) the year in which each person became a director of the Company. As the information that follows indicates, the nominee and each continuing director brings strong and unique experience, qualifications, attributes, and skills to the Board. This provides the Board, collectively, with competence, experience, and perspective in a variety of areas, including: (i) corporate governance and Board service; (ii) executive management, finance, and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the nominating and corporate governance committee believes that it is important to seek a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

Interested Director

Manuel A. Henriquez is a co-founder of the Company and has been our Chairman and CEO since December 2003 and our President since April 2005. Prior to co-founding the Company, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez serves on the board of directors of two of the Company’s portfolio companies, E-Band Communications Corporation, supplier of ultra high capacity of wireless solutions, and MaxVision LLC, a manufacturer of portable and transportable servers. Also, Mr. Henriquez serves on the board of directors of the Lucille Packard Foundation for children’s Health, the sole fundraising entity for Lucille Packard Children’s Hospital and the child health programs at Stanford University School of Medicine. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Henriquez brings to the Company a unique business expertise and knowledge of financing technology related companies as well as extensive financial and risk assessment abilities. Mr. Henriquez possesses a vast array of knowledge in venture capital financing which assists us in the markets in which we compete. Mr. Henriquez’s years of experience as our Chairman and CEO since co-founding the Company demonstrates his leadership skills that are valuable in his role as our Chairman and CEO.

Independent Directors

Each of the following directors is “independent” under the Nasdaq Stock Market rules and are not “interested directors” as defined in Section 2(a)(19) of the 1940 Act.

Robert P. Badavas has served as a director since March 2006. Since January 2012, Mr. Badavas has served as President and Chief Executive Officer of PlumChoice, Inc., a venture backed technology care, software and services company. Mr. Badavas also has served on the board of directors of PlumChoice since November 2010. Previously, Mr. Badavas served as President of Petros Ventures, Inc., a management and advisory services firm. Mr. Badavas was President and Chief Executive Officer of TAC Worldwide, a multi-national, technical workforce management and business services company, from December 2005 through October 2009, and was Executive Vice President and Chief Financial Officer of TAC Worldwide from November 2003 to December 2005. Prior to joining TAC Worldwide, Mr. Badavas was a Partner and Chief Operating Officer of Atlas Venture, an international venture capital firm, from September 2001 to September 2003 and Chief Executive Officer at Cerulean Technology, Inc., a venture capital backed wireless application software company. Since May 2007, Mr. Badavas has served on the board of directors and is chairman of the Audit Committee of Constant Contact, Inc. (NASDAQ: CTCT), a provider of on demand email marketing, event marketing and online survey solutions for small organizations. In addition, Mr. Badavas serves on the board of directors of Bentley University in Waltham, MA where he serves on the Governance, Business & Finance, Investment, and Institutional Advancement Committees. Mr. Badavas also serves on the board of directors of Hellenic College/Holy Cross School of Theology in Brookline, MA where he serves on the Executive Committee of the board as its Treasurer and Chair of the Finance, Real Estate and Investment Committees. Mr. Badavas is Chairman Emeritus of The Learning Center for the Deaf in Framingham, MA and currently serves on the board’s Advancement and Finance Committees. Mr. Badavas is a certified public accountant with nine years of experience at PricewaterhouseCoopers, LLP, an independent registered public accounting firm. Mr. Badavas has completed a program that studied strategies to make corporate boards more effective at the Harvard Business School. Mr. Badavas is active in board of director organizations and regularly attends professional seminars addressing issues of current import to boards of directors. Mr. Badavas is a magna cum laude graduate of Bentley University with a BS in Accounting and Finance.

Through his prior experience as a director, chief executive officer, chief operating officer, and chief financial officer, Mr. Badavas brings business expertise, executive leadership experience, finance, and audit skills to his Board service with the Company. Mr. Badavas’ expertise, experience and skills closely align with our operations, and his prior investment experience with venture capital firms and technology companies facilitates an in-depth understanding of our investment business. Mr. Badavas’ expertise and experience also qualify him to serve as a Chairman of our Audit Committee and as our audit committee financial expert.

Joseph W. Chow has served as a director since February 2004. Mr. Chow retired in March 2011 as Executive Vice President at State Street Corporation (NYSE: STT), a leading global provider of asset servicing and investment management services to institutional investors, where he was responsible for the development of business strategies for emerging economies. He served on the company’s Asia Pacific and European Executive Boards, as a board director of State Street’s Technology Center in China, and chaired State Street’s Corporate Environmental Sustainability Committee. Previously, having retired from State Street in 2003 and returned in 2004, he assumed the role of Executive Vice President and chief risk and corporate administration officer responsible for Enterprise Risk Management, Compliance, Regulatory Affairs, Basel Capital Accord Implementation, and Community Affairs; he was a member of the Operating Group, the company’s most senior 11-member strategy and policy management committee. Prior to 2003, Mr. Chow was State Street’s Executive Vice President and head of credit and risk policy responsible for corporate-wide risk management, focusing on credit, market, operational, fiduciary, and compliance risks. He chaired the company’s Major Risk Committee, Fiduciary Review Committee, and Securities Finance Risk Management Committee and served as a member of the Asset Liability Management Committee and Financial Policy Committee. Before joining State Street, Mr. Chow worked at Bank of Boston in various international and corporate banking roles from 1981 to 1990 and specialized in the financing of emerging-stage high technology companies. Mr. Chow is a director of the Hong Kong Association of Massachusetts and served on the board of directors of China Universal Asset Management, Inc. in Shanghai, the Greater Boston Chamber of Commerce, and the Asian Community Development Corporation, a not-for-profit community development corporation focused on building affordable housing in Boston. Mr. Chow is a graduate of Brandeis University with a B.A. in Economics. He also received a Master in City Planning from the Massachusetts Institute of Technology and an M.S. in Management (Finance) from the MIT Sloan School of Management.

Through his experience as a senior executive of a major financial institution, Mr. Chow brings business expertise, finance and risk assessment skills to his Board service with the Company. Mr. Chow’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments in technology related companies. Mr. Chow’s risk management expertise and credit related experience also qualify him to serve as Chairman of our Valuation Committee.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward was Vice Chairman of Adams Harkness Financial Group (AHFG-formerly Adams, Harkness & Hill) from April 2001 until January 2006 when AHFG was sold to Canaccord, Inc., an independent investment dealer. He previously served as President of AHFG from 1995 to 2001. AHFG was an independent institutional research, brokerage and investment banking firm headquartered in Boston, MA. Prior to joining AHFG, Mr. Woodward worked for Silicon Valley Bank from April 1990 to April 1995, initially as Executive Vice President and Co-founder of the Wellesley, MA office and more recently as Senior Executive Vice President and Chief Operating Officer of the parent bank in California. Silicon Valley Bank is a commercial bank, headquartered in Santa Clara, CA whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England, Boston, MA where he was employed from 1963-1990. Mr. Woodward is currently the Chairman of the Board of Directors and a member of the Compensation Committee of Lecroy Corporation (NASDAQ: LCRY), a leading provider of oscilloscopes, protocol analyzers and related test and measurement solutions. He is also a former Director of Viewlogic and Cayenne Software, Inc. Mr. Woodward serves on the boards of three private companies and is on the boards of advisors of five venture capital funds. Mr. Woodward holds a Master Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization, is a member of the

Board Leaders Group, and is a member of the National Association of Corporate Directors. Mr. Woodward is on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 250 bed hospital located in Newton, MA. Mr. Woodward is on the Board of Overseers, a member of the Investment Committee, the Finance Committee and the Private Equity Committee of Babson College in Babson Park, MA. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He also graduated from the Stonier Graduate School of Banking at Rutgers University.

Mr. Woodward’s executive and board experience brings extensive business, finance and investment expertise to his Board service with the Company. His experiences with financial services, bank and technology related companies provide a unique perspective on matters involving business, finance and technology. Mr. Woodward’s many board related experiences makes him skilled in leading committees requiring substantive expertise. He is uniquely qualified to lead in the continued development of our Board’s policies regarding compensation and governance best practices by serving as Chairman of our Compensation Committee and Nominating and Corporate Governance Committee and by serving as our Lead Independent Director.

Non-director Executive Officers

Jessica Baron joined our Company in October 2006 as Corporate Controller and was promoted to Vice President of Finance in October 2010. Effective June 1, 2011, our Board appointed Ms. Baron as Vice President of Finance and Interim Chief Financial Officer. During her tenure at Hercules, Ms. Baron has been involved in financial reporting, financial process and systems design and implementation. Prior to joining Hercules, she was served in strategic finance roles at Cisco Systems, Inc. from 2004 to 2006 and at Levi Strauss and Company from 2002 to 2004. Ms Baron also served as a finance and accounting manager at Dominion Ventures and Dominion Capital Management from 2000 to 2002. She also was at PricewaterhouseCoopers LLP in supervisory roles in both its consulting and business assurance divisions from 1997 to 2000. Ms. Baron earned a Bachelor of Arts degree in Human Biology and a Master of Arts degree in Sociology from Stanford University and a Master of Business Administration degree with an emphasis in Finance from the University of California, Berkeley, Haas School of Business. She is a Certified Public Accountant in the state of California.

Scott Bluestein joined our Company in November 2010 as Chief Credit Officer. Mr. Bluestein previously served as founder and partner of Century Tree Capital Management from February 2009 until June 2010. Prior to that, he was managing director at Laurus-Valens Capital Management, a New York based investment firm specializing in providing financing to small and micro cap growth oriented businesses through a combination of secured debt and equity securities, including new investments, portfolio management, and restructurings from June 2003 until February 2010. Previously, Mr. Bluestein worked at UBS Investment Bank, where he was a member of their Financial Institutions Coverage Group focused on the Financial Technology space. Mr. Bluestein serves on the board of directors of one of the Company’s portfolio companies, MaxVision LLC, a manufacturer of portable and transportable servers. Mr. Bluestein received his Bachelor of Business Administration from Emory University.

Todd Jaquez-Fissori joined our Company in November 2009 as Managing Director and was promoted by our Board to the position of Clean Technology Group Head in May 2011 and Technology Group Head in October 2011. Before joining Hercules Technology in 2009, Mr. Jaquez-Fissori served as a director at TriplePoint Capital from February 2008 to December 2008 and was the general partner in charge of clean technology investing at Siemens Venture Capital from March 2004 to February 2008. Prior to working at Siemens Venture Capital, Mr. Jaquez-Fissori served as a principal at Boulder Ventures from March 2000 to March 2004 and as an analyst at Mayfield from May 1996 to September 1998. Mr. Jaquez-Fissori received a B.A. from Penn State University and an M.B.A. from the University of Pennsylvania Wharton School of Business.

Scott Harvey is a co-founder of our Company and has been our Chief Legal Officer and Secretary since December 2003. Mr. Harvey has been our Chief Compliance Officer since February 2005. Mr. Harvey has over 24 years of legal and business experience with leveraged finance and financing public and private technology-related companies. Since July 2002, and prior to co-founding the Company, Mr. Harvey was in a diversified private law practice. Previously, Mr. Harvey was Deputy General Counsel of Comdisco, Inc., a leading technology and financial services company, from January 1997 to July 2002. From 1991 to 1997, Mr. Harvey served as Vice President of Marketing, Administration & Alliances with Comdisco, Inc. and was Corporate Counsel from 1983 to 1991. Mr. Harvey received a B.S. in Agricultural Economics from the University of Missouri, a J.D. and LLM in taxation from The John Marshall Law School and an M.B.A. from Illinois Institute of Technology.

Parag I. Shah joined our Company in November 2004 as Managing Director of Life Sciences and was promoted to Senior Managing Director in June 2006. During March 2008 Mr. Shah was promoted by our Board to the position of Life Science Group Head. Prior to joining Hercules, Mr. Shah served as Managing Director for Biogenesys Capital from April 2004 to November 2004. From April 2000 to April 2004, Mr. Shah was employed by Imperial Bank, where he served as a Senior Vice President in Imperial Bank’s Life Sciences Group, beginning in October 2000, which was acquired by Comerica Bank in early 2001. Prior to working at Comerica Bank, Mr. Shah was an Assistant Vice President at Bank Boston from January 1997 to March 2000. Bank Boston was acquired by Fleet Bank in 1999. Mr. Shah completed his Masters degrees in Technology, Management and Policy as well as his Bachelor’s degree in Molecular Biology at the Massachusetts Institute of Technology (MIT). During his tenure at MIT, Mr. Shah conducted research at the Whitehead Institute for Biomedical Research and was chosen to serve on the Whitehead Institute’s Board of Associates in 2003.

Board of Directors

The number of directors is currently fixed at four directors.

Our Board of Directors is divided into three classes. Class I directors hold office for a term expiring at the annual meeting of stockholders to be held in 2011, Class II directors hold office for a term expiring at the annual meeting of stockholders to be held in 2012 and Class III directors hold office for a term expiring at the annual meeting of stockholders to be held in 2013. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Mr. Woodward’s term expires in 2012, Mr. Henriquez’s term expires in 2013 and Messrs. Badavas and Chow’s terms expire in 2014. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Compensation of Directors

The Compensation Committee has the authority from the Board for the appointment, compensation and oversight of the Company’s outside compensation consultant. The Compensation Committee generally engages a compensation consultant every other year to assist the Compensation Committee with its responsibilities related to the Company’s director compensation program. In 2010, the Compensation Committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent compensation consultant, to provide summary compensation information regarding the compensation to be awarded to the Company’s directors for the fiscal year ended December 31, 2010 (the “2010 Report”). In the 2010 Report, Pearl Meyer made certain recommendations regarding the mix of cash and equity compensation to be offered to the Company’s directors, as well as the types of long-term incentives to be granted to the Company’s directors. The Compensation Committee reviewed the 2010 Report when evaluating the director compensation program for the fiscal year ended December 31, 2010. In connection with the retention, the Compensation Committee determined that Pearl Meyer had the necessary experience, skill and independence to advise the Committee. Pearl Meyer does not provide services to the Company other than under its engagement by the Compensation Committee related to compensation matters. For more information about the compensation information provided by Pearl Meyer, see “Executive Compensation—Compensation Discussion and Analysis” below.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Robert P. Badavas	$164,000	$53,000	$26,626	$2,933	$246,559
Joseph W. Chow	$159,000	$53,000	$26,626	$2,933	$241,559
Allyn C. Woodward, Jr.(5)	$172,000	—	—	$2,200	$174,200
Manuel A. Henriquez(2)	—	—	—	—	—

(1)	Mr. Badavas, Mr. Chow and Mr. Woodward earned $129,000, 124,000 and 137,000, respectively, and elected to receive an additional retainer fee as 3,314 shares of our common stock in lieu of cash. The total value of the shares issued to Mr. Badavas, Mr. Chow and Mr. Woodward for services in fiscal 2011 was $35,000 each.
(2)	During 2011, the Company granted Mr. Badavas and Mr. Chow a restricted stock award of 5,000 shares each. See the discussion set forth under “2006 Non-Employee Director Plan” below. The amount reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock is measured based on the closing price of our common stock on the date of grant.
(3)	During 2011, the Company granted Mr. Badavas and Mr. Chow a stock option award of 15,000 shares each. See the discussion set forth under “2006 Non-Employee Director Plan”. The amount reflects the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, please refer to Note 7 to the consolidated financial statements.
(4)	Represents dividends paid on unvested restricted stock awards during 2011.
(5)	As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as Chief Executive Officer of the Company is disclosed in the Summary Compensation Table as set forth herein.

As of December 31, 2011, Messrs. Badavas, Chow and Woodward had outstanding options in the amount of 35,000, 35,000 and 25,000, respectively. As of December 31, 2011, Messrs. Badavas, Chow and Woodward held unvested shares of restricted stock in the amount of 5,000, 5,000 and 1,666, respectively.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $50,000 and the chairperson of each committee receives an additional $15,000 annual fee. Each independent director also receives $2,000 for each Board or committee meeting they attend, whether in person or telephonically. In 2011, we granted each independent director an additional retainer of $35,000, which was distributed as shares of common stock in lieu of cash. Employee directors and non-independent directors do not receive compensation for serving on the Board. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board meetings.

Directors do not receive any perquisites or other personal benefits from the Company.

Under current SEC rules and regulations applicable to business development companies (“BDC”), a BDC may not grant options or restricted stock to non-employee directors unless it receives exemptive relief from the SEC. The Company filed an exemptive relief request with the SEC to allow options and restricted stock to be issued to its non-employee directors, which was approved on October 10, 2007. On June 22, 2010, the Company received approval from the SEC regarding its exemptive relief request permitting its employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

On June 21, 2007, the stockholders approved amendments to the 2004 Equity Incentive Plan and the 2006 Non-Employee Director Plan allowing for the grant of restricted stock. The 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the 2004 Equity Incentive Plan and 2006 Non- Employee Director Plan to 10% of the outstanding shares of the Company’s common stock on the effective date of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of common stock issued or delivered by the Company during the terms of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan.

Stock Ownership Guidelines

The Company implemented stock ownership guidelines which are outlined in the Company’s Corporate Governance Guidelines. The Company has implemented stock ownership guidelines because it believes that material stock ownership by directors plays a role in effectively aligning the interests of directors with those of our stockholders and strongly motivates the building of long-term stockholder value. Pursuant to the Company’s stock ownership guidelines, each director is required to beneficially own at least three times the individual’s annual retainer fee in Company stock, based on market value, within three years of joining the Company. The Board may make exceptions to this requirement based on particular circumstances. Each director has exceeded his respective guideline as of December 31, 2011.

CORPORATE GOVERNANCE

Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer, our Chief Financial Officer, our Chief Credit Officer, our Chief Legal Officer, and other officers and employees, and by reviewing materials provided to them and participating in meetings of the Board and its committees.

Corporate Governance Changes in Fiscal Year 2011 and for Fiscal Year 2012

Because our Board is committed to strong and effective corporate governance, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the Nasdaq’s listing standards. The Board has approved Corporate Governance Guidelines that provide a framework for the operation of the Board and address key governance practices. The Board has adopted a number of policies to support our values and good corporate governance, including Corporate Governance Guidelines, Board committee charters, Insider Trading Policy, Code of Ethics, Code of Business Conduct and Related Person Transaction Approval Policy.

During fiscal year 2011 and for fiscal year 2012, our Board made the changes to our corporate governance policies and practices, including:

•

We reviewed our Compliance Manual and, with the approval of our Board, made updates to reflect, among other things, rules promulgated by the Securities and Exchange Commission, or the SEC, in connection with the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and informal positions taken by the SEC with respect to the regulation of BDCs.

•

As a result of the rules issued by the SEC, or the Rules, implementing the whistleblower incentive program pursuant to Section 922 of the Dodd-Frank Act, we updated the Company’s Whistleblower Policy to comply with the Rules. The Board has approved the implementation of the updated Whistleblower Policy.

•

As a result of the Company’s ongoing plan to integrate its comprehensive compliance program, we intend in 2012 to conduct training sessions to remind employees of their obligations as employees and officers of the BDC and the specific policies and procedures that have been designed by the Company to reasonably ensure that the Company’s employees are in compliance with federal securities laws and other laws.

Board Leadership Structure

Chairman and Chief Executive Officer

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since our inception in 2005, Mr. Henriquez has served as both Chairman of the Board and Chief Executive Officer.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and Chief Executive Officer. Specifically:

•	three of the four current directors of the Company are independent directors;

•	all of the members of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Valuation Committee are independent directors;

•	the Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;

•	the Board and its committees regularly conduct meetings which specifically include Mr. Henriquez;

•

the Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors; and

•	the Board and its committees interact with employees of the Company outside the ranks of senior management.

Lead Independent Director

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Allyn C. Woodward, Jr., the Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee, currently serves as the Lead Independent Director. The Lead Independent Director:

•	presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	has the authority to call meetings of the independent directors;

•	frequently consults with the Chairman and Chief Executive Officer about strategic policies;

•	provides the Chairman and Chief Executive Officer with input regarding Board meetings;

•	serves as a liaison between the Chairman and Chief Executive Officer and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and Chief Executive Officer, coupled with a substantial majority of independent, experienced directors, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Board Oversight of Risk

While risk management is primarily the responsibility of the Company’s management team, the Board is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level.

The Board’s Audit Committee has oversight responsibility not only for financial reporting with respect to the Company’s major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing the Company. In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may be implicated by our executive compensation program.

Management provides regular updates throughout the year to the Board regarding the management of the risks they oversee at each regular meeting of the Board. Also, the Board receives presentations throughout the year from various department and business group heads that include discussion of significant risks as necessary. Additionally, through dedicated sessions focusing entirely on corporate strategy, the full Board reviews in detail the Company’s short and long-term strategies, including consideration of significant risks facing the Company and their potential impact.

Director Independence

The Nasdaq Market’s listing standards and Section 2(a)(19) of the 1940 Act require that a majority of our Board and every member of the Audit, Compensation, and Nominating and Corporate Governance Committees are “independent.” Under the Nasadq Market’s listing standards and our Corporate Governance Guidelines, no director will be considered to be independent unless and until our Board affirmatively determines that such director has no direct or indirect material relationship with the Company or our management. Our Board reviews the independence of its members annually.

In determining that Messrs. Badavas, Chow and Woodward are independent, the Board, through the Nominating and Corporate Governance Committee, considered the financial services, commercial, family and other relationships between each director and his or her immediate family members or affiliated entities, on the one hand, and the Company and its subsidiaries, on the other hand.

Committees of the Board

The Board has established an Audit Committee, a Valuation Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. A brief description of each committee is included in this Proxy Statement and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees are available on the Investor Relations section of the Company’s website at http://investor.htgc.com/governance.cfm

The table below provides current membership (M) and chairmanship (C) information for each standing Board committee.

Name	Audit	Valuation	Compensation	Nominating and Corporate Governance
Robert P. Badavas	C	M	M	M
Joseph W. Chow	M	C	M	M
Allyn C. Woodward, Jr.	M	M	C	C
Manuel A. Henriquez	—	—	—	—

During 2011, the Board held 32 Board meetings, 21 committee meetings and acted by written consent. All of the directors attended at least 94% of the Board meetings and all of the respective committee meetings on which they serve. Each director makes a diligent effort to attend all Board and committee meetings, as well as the Annual Meeting of Stockholders. Each of the directors attended the Company’s 2011 Annual Meeting of Stockholders in person.

Audit Committee. Our Board has established an Audit Committee. The Audit Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Badavas currently serves as Chairman of the Audit Committee and is an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. During the last fiscal year, the Audit Committee held eight meetings and acted by written consent.

The Audit Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

evaluating the appointment, compensation and retention of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and its subsidiaries, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•

interacting with the independent auditors, including meet with the independent auditors at least four times during each fiscal year, reviewing and, where necessary, resolving any problems or difficulties the independent auditors may have encountered in connection with the annual audit or otherwise, any management letters provided to the Committee and the Company’s responses;

•

reviewing and discussing with management and independent auditor the Company’s system of internal controls (including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data), its financial and critical accounting practices, and policies relating to risk assessment and management;

•

receiving and reviewing reports of the independent auditor discussing: (i) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

•	reviewing and discussing with management and independent auditor the Company’s annual and quarterly financial statements;

•	reviewing the Company’s earnings press releases, as well as the nature of financial information provided to analysts and rating agencies;

•	reviewing material pending legal proceedings involving the Company and other contingent liabilities;

•

periodically, meeting separately with management (or other personnel responsible for the internal audit function) and with independent auditors to discuss results of examinations of the Company’s internal controls and procedures;

•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees, consultants or contractors of concerns regarding questionable accounting or accounting matters; and

•	reviewing with the independent auditor any significant audit problems or difficulties and management’s response.

Valuation Committee. Our Board has established a Valuation Committee. The Valuation Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Chow currently serves as

Chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full Board the fair value of debt and equity securities in accordance with established valuation procedures. The Valuation Committee may utilize the services of an independent valuation firm in determining the fair value of these securities. During the last fiscal year, the Valuation Committee held ten meetings.

The Valuation Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

determining the fair value of the Company’s portfolio debt and equity securities and other assets in accordance with the 1940 Act and the valuation policies and procedures adopted by the Board, as amended from time to time, in order to recommend the portfolio valuation to the full Board for approval; and

•

retaining, terminating and determining the compensation for an independent valuation firm and any legal, accounting or other expert or experts to assist in: (i) reviewing the Company’s valuation processes applicable to non-publicly traded companies; (ii) reviewing fair market value calculations as requested from time to time with respect to select companies; and (iii) carrying out the Valuation Committee’s duties and responsibilities.

Compensation Committee. Our Board has established a Compensation Committee. The Compensation Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Compensation Committee. The Compensation Committee determines compensation for our executive officers, in addition to administering the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. During the last fiscal year, the Compensation Committee held three meetings.

The Compensation Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•	assisting the Board in developing and evaluating potential candidates for executive positions (including the Chief Executive Officer) and overseeing the development of executive succession plans;

•

annually, reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer and other executive officer’s total compensation, evaluating the Chief Executive Officer’s and other executive officers’ performance to ensure that it is designed to achieve the objectives of rewarding the Company’s executive officers appropriately for their contributions to corporate growth and profitability and, together with the Company’s Chief Executive Officer, evaluating and approving the compensation of the Company’s other executive officers;

•	annually, determining and approving the compensation paid to the Company’s Chief Executive Officer;

•

annually, reviewing the corporation’s compensation practices and the relationship among risk, risk management and compensation in light of the corporation’s objectives, including its safety and soundness and the avoidance of practices that would encourage excessive risk;

•

periodically, reviewing the Company’s incentive compensation plans and perquisites, make recommendations to the Board regarding the adoption of new employee incentive compensation plans and equity-based plans, and administer the Company’s existing incentive compensation plans and equity-based plans;

•	periodically, reviewing diversity programs;

•	periodically, evaluating the compensation of directors and making recommendations regarding adjustments to such compensation;

•

producing a Committee report on executive compensation for inclusion in the Company’s annual report on Form 10-K or proxy statement for the annual meeting of stockholders in accordance with Item 402 of Regulation S-K;

•

annually reviewing and discussing with Company management the executive compensation disclosure to be included in the Company’s annual report on Form 10-K or the Company’s proxy statement for the annual meeting of stockholders, including the Compensation Discussion and Analysis (“CD&A”) required by Item 402 of Regulation S-K, and subsequent to such review determine whether to recommend to the Board that such disclosure be included;

•	periodically, reviewing and assessing the adequacy of the Compensation Committee charter and submitting any changes to the Board for approval; and

•	determining funding necessary for ordinary administrative expenses that are necessary or appropriate in carrying out the committee’s duties.

Nominating and Corporate Governance Committee. Our Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will nominate to the Board for consideration candidates for election as directors to the Board. During the last fiscal year, the Nominating and Corporate Governance Committee did not hold a meeting. The Nominating and Corporate Governance Committee met in December 2010 to consider candidates for election to the Board for our 2011 annual meeting of stockholders.

The Nominating and Corporate Governance Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

identifying individuals qualified to become Board members, consistent with criteria approved by the Board, receiving nominations for such qualified individuals, selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board;

•	recommending to the Board candidates for election to the Board and evaluate the Board in accordance with criteria set forth below or determined as provided below;

•

monitoring Board composition and recommend candidates as necessary to ensure that the number of independent directors serving on the Board satisfies the Nasdaq Global Select Market and SEC requirements;

•

developing and periodically evaluating initial orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board;

•	establishing a policy under which stockholders of the Company may recommend a candidate to the Nominating and Corporate Governance Committee for consideration for nomination as a director;

•	recommending to the Board qualified individuals to serve as committee members on the various Board committees;

•

reviewing the Company’s practices and policies with respect to directors, including the size of the Board, the ratio of employee directors to non-employee directors, the meeting frequency of the Board and the structure of Board meetings and make recommendations to the Board with respect thereto;

•	overseeing the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company;

•	monitoring and making recommendations to the Board on matters of Company policies and practices relating to corporate governance;

•	in concert with the Board, reviewing the Company’s policies with respect to significant issues of corporate public responsibility, including contributions;

•	considering and reporting to the Board any questions of possible conflicts of interest of Board members; and

•	reviewing stockholder proposals regarding corporate governance and making recommendations to the Board.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of stock of the Company beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and the diversity of the Company’s Board;

•	whether or not the nominee is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the Nominating and Corporate Governance Committee recommends to expand the size of the Board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and the Board provide suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Consultants may also be engaged to assist in identifying qualified individuals.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact Hercules Technology Growth Capital, Inc.’s Investor Relations department at (650) 289-3060. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Hercules Technology Growth Capital, Inc., c/o Scott Harvey, Secretary and Chief Legal Officer, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or the Codes, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our Chief Legal Officer. The communication will be forwarded to the chair of the Audit Committee if the Chief Legal Officer determines that the matter has been submitted in conformity with our whistleblower procedures or otherwise determines that the communication should be so directed.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Ethics

Our code of ethics, which is signed by directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics which is available on our website at http://investor.htgc.com/governance.cfm, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Executive Compensation

Compensation Discussion and Analysis

Overview of the Compensation Program

This section describes the compensation programs for our Chairman and Chief Executive Officer and Chief Financial Officer in fiscal year 2011, our three most highly compensated executive officers employed at the end of fiscal year 2011 and our former named executive officers (defined below). We refer to the individuals collectively as our named executive officers, or NEOs.

Our current NEOs are:

•	Manuel Henriquez, Chairman and Chief Executive Officer;

•	Jessica Baron, Interim Chief Financial Officer;

•	Scott Harvey, Secretary and Chief Legal Officer;

•	Parag Shah, Senior Managing Director, Life Science Group Head;

•	Todd Jaquez-Fissori, Managing Director, Technology and Clean Technology Group Head.

Our former NEOs are:

•	David Lund, Former Chief Financial Officer(1)

•	Samir Bhaumik, Former Managing Director(2)

(1)	On May 31, 2011, Mr. Lund resigned from all positions within the Company and its subsidiaries.
(2)	On October 4, 2011, Mr. Bhaumik resigned from all positions within the Company and its subsidiaries.

On May 31, 2011, David Lund, our former chief financial officer, resigned from all positions within the Company and its subsidiaries. The compensation Mr. Lund received up to his date of departure is reflected in the tabular disclosure following this discussion. On October 4, 2011, Samir Bhaumik, our former managing director, resigned from all positions within the Company and its subsidiaries. The compensation Mr. Bhaumik received up to his date of departure is reflected in the tabular disclosure following this discussion.

Executive Summary

Our compensation programs are intended to align our NEOs’ interests with those of our stockholders by rewarding performance that meets or exceeds the goals the Compensation Committee establishes. In line with our compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of our annual and long-term performance goals. Our NEOs’ total compensation is comprised of a mix of annual base salary, annual cash bonus based on corporate objectives and executive performance factors and long-term equity incentive and retention awards in the form of stock option and/or restricted stock awards.

We delivered strong investment portfolio growth and improved credit quality for fiscal year 2011 as seen in the year over year comparison set forth below.

	Fiscal Year 2011 (in thousands)	Fiscal Year 2010 (in thousands)	Change %
Investments	$652.9	$472.0	38.3%
Total Assets	$747.4	$591.2	26.4%
Total Net Assets	$434.0	$412.5	5.2%

In 2011, we delivered the following portfolio highlights:

•	Ended the year with total investment of approximately $652.9 million, an increase of 38.3% year over year and our highest level since inception.

•	Added approximately $630.0 million of gross originations to our portfolio in 2011, bringing total committed capital to $2.7 billion to over 190 companies since commencing originations in 2004.

•	Weighted average loan grade of 2.01 on the portfolio as of December 31, 2011.

Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” for a more detailed description of our fiscal year 2011 results.

Compensation Philosophy

The compensation and benefit programs of the Company adopted by our Compensation Committee are designed with the goal of providing compensation that is fair, reasonable and competitive and are intended to help us align the compensation paid to our NEOs with both our short-term and long-term objectives. The Compensation Committee reviews various metrics when determining compensation for the executive officers. The Compensation Committee does not use specific metrics for the compensation of our Chief Executive Officer in accordance with the 1940 Act.

The key elements of our compensation philosophy include:

•	designing compensation programs that enable us to attract and retain the best talent in the industries in which we compete;

•	using long-term equity retention and incentive awards to align employee and stockholder interests;

•	aligning executive compensation packages with the Company’s performance; and

•	ensuring that our compensation program complies with the requirements of the 1940 Act.

We have designed compensation programs based on the following:

•

Achievement of Corporate Objectives and Executive Performance Factors—We believe that the best way to align compensation with the interests of our stockholders is to link executive compensation with individual performance and contribution along with the achievements of certain corporate objectives. The Compensation Committee determines executive compensation consistent with the achievement of certain corporate objectives and executive performance factors that have been established to achieve short-term and long-term objectives of the Company.

•

Discretionary Annual Bonus Pool—Over the course of the year, the Compensation Committee, together with input from our Chief Executive Officer, develops a range of amounts likely to be available for the discretionary annual cash bonus pool. The range for this bonus pool is dependent upon the Company’s current financial outlook and executive performance contributing to achieving our corporate objectives, does not utilize specified targets and is subject to the sole discretion of the Compensation Committee. This range is further refined during our third and fourth fiscal quarters into a specified pool to be used for discretionary annual cash bonuses for our NEOs. If executive performance exceeds expectation and performance goals established during the year, compensation levels for the NEOs may exceed the specified pool amount at the discretion of our Compensation Committee. If executive performance falls below expectations, compensation levels may fall below the specified pool amount.

•

Competitiveness and Market Alignment—Our compensation and benefits programs are designed to be competitive with those provided by companies with whom we compete for investment professionals and to be sufficient to attract and retain the best talent for top performers within the industries in which we compete. We compete for talent with venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies including certain specialized commercial banks. Thus, we believe that our employee compensation benefit plans should be designed to be competitive in the businesses in which we compete sufficient to attract and retain talent. Our benefit programs, which include general health and welfare benefits, consisting of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan, are designed to provide competitive benefits and are not based on performance. As part of its annual review process, the Compensation Committee reviews the competitiveness of the Company’s current compensation levels of its NEOs relative to that of our comparative group companies identified herein with a third-party compensation consultant.

•

Alignment with Requirements of the 1940 Act—Our compensation program must align with the requirements of the 1940 Act, which imposes certain limitations on the structure of a BDC’s compensation program. For example, the 1940 Act prohibits a BDC from maintaining an incentive stock option award plan and a profit sharing arrangement simultaneously. As a result, if a BDC has an incentive stock option award plan, such as we do, it is prohibited from using specific performance measurements commonly utilized by non-BDC companies as a form of compensation or a profit sharing arrangement, such as a carried interest formula, a common form of compensation in the private equity industry. These limitations and other similar restrictions imposed by the 1940 Act limit the compensation arrangements that we can utilize in order to attract and retain our NEOs.

Components of Total Compensation

The Compensation Committee determined that the compensation packages for 2011 for our NEOs should consist of the following three key components:

•	annual base salary;

•	annual cash bonus based on corporate objectives and executive performance factors; and

•	long-term equity incentive and retention awards in the form of stock option and/or restricted stock awards.

Annual Base Salary

The annual base salary is designed to provide a minimum, fixed level of cash compensation to our NEOs in order to attract and retain experienced executive officers who can drive the achievement of our goals and objectives. While our NEOs’ initial base salaries are determined by an assessment of competitive market levels for comparable experience and responsibilities, the performance factors used in determining changes in base salary include individual performance, changes in role and/or responsibility and changes in the market environment.

Annual Cash Bonus

The annual cash bonus is designed to reward our NEOs that have achieved certain corporate objectives and executive performance factors. The amount of the annual cash bonus is determined by the Compensation Committee on a discretionary basis and is dependent on the achievement of certain executive performance factors, as described herein under the heading “Assessment of Corporate Performance” during the year. The Compensation Committee established these performance factors because it believes they are related to our achievement of both short-term and long-term corporate objectives and the creation of stockholder value.

Long-Term Equity Incentive and Retention Awards

The Compensation Committee’s principal goals in awarding incentive stock options and/or restricted stock are to retain executive officers as well as align each NEO’s interests with our success and the long-term financial interests of its stockholders by linking a portion of the NEO’s compensation with the performance of the Company and the value delivered to stockholders. The Compensation Committee evaluates a number of criteria, including the past service of each NEO, the present and potential performance contributions of such NEO to our success, years of service, position, and such other factors as the Compensation Committee believes to be relevant in connection with accomplishing the purposes of the long-term goals of the Company. The Compensation Committee neither assigns a formula, nor assigns specific weights to any of these factors when making its determination of the NEOs’ long-term incentive awards. The Compensation Committee awards incentive stock options and/or restricted stock on a subjective basis, and such awards depend in each case on the performance of the NEO under consideration, and in the case of new hires, on their potential performance.

Option awards under the 2004 Equity Incentive Plan are generally awarded upon initial employment and on an annual basis thereafter. Options generally vest, subject to continued employment, one-third after one year of the date of grant and ratably over the succeeding 24 months. Options are granted as incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to the extent permitted, with the remainder granted as nonqualified stock options.

In May 2007, we received SEC exemptive relief, and our stockholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, permitting us to grant restricted stock awards. Restricted stock awards granted under the 2004 Equity Incentive Plan were previously awarded annually and vest subject to continued employment one fourth each year over a four year period beginning with the first anniversary of such grant. In 2011, restricted stock awards vest subject to continued employment one-fourth on the one year anniversary of the date of grant and ratably over the succeeding 36 months.

The 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan to 10% of the outstanding shares of our stock on the effective date of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of stock issued or delivered by our Company during the terms of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. The approved amendments further specify that no one person will be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Equity Incentive Plan. Further, the amount of voting securities that would result from the exercise of all our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, at the time of issuance will not exceed 25% of our outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of our outstanding warrants, options and rights issued to our directors and executive officers, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, at the time of issuance will not exceed 20% of our outstanding voting securities. Eligibility includes all of our NEOs. Each grant of restricted stock under the 2004 Equity Incentive Plan to our NEOs will contain such terms and conditions, including consideration and vesting, as our Board deems appropriate and as allowed for within the provisions of the 2004 Equity Incentive Plan. We believe that by having two forms of long term equity incentive rewards we are able to reward stockholder value creation in different ways. Stock options have exercise prices equal to the market price of our common stock on the date of the grant and reward employees only if our stock price increases. Restricted stock, although affected by both stock price increases and decreases, maintains value during periods of market volatility. On June 1, 2011, our stockholders approved an increase in the number of authorized shares under the 2004 Equity Incentive Plan pursuant to which we are authorized to issue 8,000,000 shares of common stock under the 2004 Equity Incentive Plan.

Benefits and Perquisites

Our NEOs receive the same benefits and perquisites as other full-time employees. Our benefit program is designed to provide competitive benefits and is not based on performance. Other than the benefits described below, our NEOs do not receive any other benefits, including retirement benefits, or perquisites from the Company. Our NEOs and other full-time employees receive general health and welfare benefits, which consist of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. During 2011, our 401(k) plan provided for a match of contributions by the Company for up to $6,500 per full-time employee.

Tax and Accounting Implications

Stock-Based Compensation. We account for stock-based compensation, including options and shares of restricted stock granted pursuant to our 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan in accordance with the requirements of FASB ASC Topic 718. Under the FASB ASC Topic 718, we estimate the fair value of our option awards at the date of grant using the Black-Scholes-Merton option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value stock-based awards granted in future periods. We estimate the fair value of our restricted stock awards based on grant date market closing price.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to our NEOs, the Compensation Committee considers the income tax consequences to the

Company of its compensation policies and procedures. In particular, the Compensation Committee considers Section 162(m) of the Internal Revenue Code, which limits the deductibility of non-performance-based compensation paid to certain of the NEOs to $1,000,000 per affected NEO. The Compensation Committee intends to balance its objective of providing compensation to our NEOs that is fair, reasonable, and competitive with the Company’s capability to take an immediate compensation expense deduction. The Board believes that the best interests of the Company and its stockholders are served by executive compensation programs that encourage and promote the Company’s principal compensation philosophy, enhancement of stockholder value, and permit the Compensation Committee to exercise discretion in the design and implementation of compensation packages. Accordingly, the Company may from time to time pay compensation to its NEOs that may not be fully tax deductible, including certain bonuses and restricted stock. Stock options granted under our stock plan are intended to qualify as performance-based compensation under Section 162(m) and are generally fully deductible. We will continue to review the Company’s executive compensation plans periodically to determine what changes, if any, should be made as a result of the limitation on deductibility.

Establishing Compensation Levels

Role of the Compensation Committee

The Compensation Committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, independent directors as defined by the Nasdaq Stock Market rules, and are not “interested persons” of our Company, as defined by Section 2(a)(19) of the 1940 Act. The Compensation Committee currently consists of Messrs. Woodward, Badavas and Chow.

The Compensation Committee operates pursuant to a charter that sets forth the mission of the Compensation Committee and its specific goals and responsibilities. A key component of the Compensation Committee’s goals and responsibilities is to evaluate and make recommendations to the Board regarding the compensation of the NEOs of the Company, and to review their performance relative to their compensation to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed above. In addition, the Compensation Committee evaluates and makes recommendations to the Board regarding the compensation of the directors for their services. Annually, the Compensation Committee:

(i)	reviews and approves corporate goals and objectives relevant to the NEOs’ total compensation, evaluates the Chief Executive Officer’s performance to ensure that the compensation program is designed to achieve the objective of rewarding our Chief Executive Officer appropriately for his contributions to corporate performance;

(ii)	reviews the Chief Executive Officer’s evaluation of the other NEOs’ performance to ensure that the compensation program is designed to achieve the objectives of rewarding our other NEOs appropriately for their contributions to corporate performance;

(iii)	determines and approves the compensation paid to the Company’s Chief Executive Officer; and

(iv)	together with our Chief Executive Officer’s input, reviews and approves the compensation of the other NEOs.

Periodically, the Compensation Committee reviews our incentive compensation plans and perquisites, if any, to ensure that such plans are consistent with our goals and corporate objectives and appropriately align our NEOs’ interests with those of the Company’s stockholders and makes recommendations to the Board regarding adoption of new employee incentive compensation plans and equity-based plans. The Compensation Committee administers our stock incentive arrangements with our NEOs. The Compensation Committee may not delegate its responsibilities discussed above.

Role of Management

The key member of management involved in the compensation process is our Chief Executive Officer, Manuel Henriquez. Mr. Henriquez identifies and proposes certain corporate and executive performance factors that have been established to achieve short-term and long-term corporate objectives that are used by the Compensation Committee to determine total compensation. Over the course of the year, our Chief Executive Officer provides inputs to the Compensation Committee with his recommendations for the funding level for our discretionary annual cash bonus pool as it applies to our NEOs. These recommendations are based upon his evaluation of our current financial outlook and the performance of our NEOs, including their contributions to achieving our short-term and long-term corporate objectives as they relate to each NEO’s specific roles and responsibilities within our Company. Mr. Henriquez’s recommendations are presented to the Compensation Committee for their review and approval. Mr. Henriquez is not a member of the Compensation Committee and is not involved in the deliberations of the Compensation Committee.

The Compensation Committee makes all decisions with respect to compensation of all of our NEOs, including the allocation between long-term and current compensation, subject to review by the full Board. Our Compensation Committee meets outside of the presence of our Chief Executive Officer when reviewing and determining his compensation.

Role of the Compensation Consultant

The Compensation Committee has the authority from the Board for the appointment, compensation and oversight of the Company’s outside compensation consultant. The Compensation Committee generally engages a compensation consultant every other year to assist the Compensation Committee with its responsibilities related to the Company’s executive compensation programs. In latter part of 2010, the Compensation Committee engaged Pearl Meyer, an independent compensation consultant, to provide summary compensation information regarding the compensation to be awarded to the Company’s executive officers for the fiscal year ended December 31, 2010 (the “2010 Report”). Pearl Meyer also assisted the Company with the definition of its executive compensation strategy, provided market benchmark information, supported the design of incentive compensation plans and provided regulatory and governance guidance. In connection with the retention, the Compensation Committee determined that Pearl Meyer had the necessary experience, skill and independence to advise the Committee. Pearl Meyer does not provide services to the Company other than under its engagement by the Compensation Committee related to compensation matters. Pearl Meyer received approximately $21,000 for the 2010 Report and its related services and does not provide any other services to the Company other than the assessment of director compensation discussed under “Management—Compensation of Directors” above.

The Compensation Committee reviewed the 2010 Report when evaluating the Company’s executive compensation program for the fiscal year ended December 31, 2010. Given the Company’s complex business requiring investment professionals with specialized knowledge and experience, coupled with the fact that many of the Company’s direct competitors for such talent are venture capital funds, venture debt funds or private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks, specific compensation information with respect to the Company’s direct competitors typically is not publicly available. The compensation consultant, together with inputs from the Chief Executive Officer and the Compensation Committee, developed a list of comparative group companies, primarily other BDCs, based on market size, industries, geographic regions and other factors to be used for compensation and financial analyses. The compensation consultant incorporated data from the comparative group companies as well as supplemental data from broader market survey sources that focused on the venture capital and private equity industries as part of its analysis. Through this process, the Compensation Committee benchmarks the Company’s compensation for NEOs, including the CEO, to competitive market data. The Compensation Committee considered the 2010 Report and the referenced surveys and the comparative group companies as one factor in determining compensation for our NEOs.

The comparative group utilized by Pearl Meyer in its 2010 Report included ten internally managed companies, six of which are BDCs. The Compensation Committee primarily looked to the comparative group companies to perform compensation comparisons. Comparative group companies included the following:

American Capital, Ltd.	Triangle Capital Corporation
Main Street Capital Corporation	Harris & Harris Group, Inc.
SVB Financial Group	Redwood Trust, Inc.
Bridge Capital Holdings	Kohlberg Capital Corporation
MCG Capital Corporation	Safeguard Scientifics Inc.

Many of our direct competitors for talent are private partnerships without external financial reporting requirements. As a result, specific compensation with respect to most competitors typically is not publicly available. The Compensation Committee utilized the information contained in and the recommendations provided by Pearl Meyer in the 2010 Report when evaluating the Company’s executive compensation program for the fiscal year ended December 31, 2011.

Company Compensation Policies

The Compensation Committee reviews performance factors which relate to achieving corporate objectives when approving the compensation provided to our NEOs. Compensation levels for NEOs are determined based on their performance and the achievement of certain corporate objectives and executive performance factors that have been established to achieve our short-term and long-term corporate objectives. In approving the individual compensation for the Company’s NEOs, the Compensation Committee considers the total compensation to be awarded to each NEO and exercises discretion in approving the portion allocated to the various performance factors of total compensation. We believe that the focus on total compensation provides the ability to align compensation decisions with short-term and long-term needs of the business. This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated compensation plans to the NEOs. In determining the 2011 compensation packages for the Company’s NEOs, the Compensation Committee considered certain attributes, specifically the demonstrated skill level, including special or unique knowledge, cumulative experience, level of responsibility, decision making authority, and caliber of overall performance. Based on these considerations, the Compensation Committee approved what it believed to be the appropriate short-term cash and long-term equity compensation for each of our NEOs.

Short-term cash is designed and awarded in an amount appropriate to compensate for annual performance relating to short-term goals that NEOs should be rewarded for in the year performed. Long-term equity incentives are intended to reward for long-term objectives in a manner that ties NEOs’ compensation to the continued success of the Company.

Use of Comparative Compensation Data

The Compensation Committee considers comparative data in approving our NEOs’ compensation. However, comparative data is not the determinative factor in setting compensation. The Compensation Committee annually reviews comparative compensation data, including reports provided by our outside compensation consultant. Comparative compensation data reviewed by the Compensation Committee also includes certain of the Company’s NEO’s salary history, scope of responsibilities and promotion history, and other factors deemed relevant by the Compensation Committee as discussed below. The Compensation Committee uses the comparative compensation data to obtain an overview of all elements of actual and potential future compensation for its NEOs so that the Compensation Committee may analyze individual elements of compensation as well as the aggregate total amount of actual and projected compensation for each NEO. The use of comparative compensation data also enables the Compensation Committee to consider total compensation for all NEOs together with the attributes discussed above when considering internal pay equity among each of the Company’s NEOs.

Upon review, the Compensation Committee determined that 2011 annual compensation amounts and awards for our NEOs were within a reasonable range with the compensation amounts and awards of our listed comparative group companies, including the CEO who was in the 65th percentile, and were appropriately aligned with the Compensation Committee’s expectations.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, we believe it is important to compare compensation paid to each NEO not only with compensation in our comparative group companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

As part of the Compensation Committee review, we made a comparison of our Chief Executive Officer’s total compensation paid for the year ending December 31, 2011 against that paid to our other NEOs during the same year. Upon review, the Compensation Committee determined that the Chief Executive Officer’s compensation relative to that of the other NEOs was justified relative to the compensation paid to our other NEOs because of his level and scope of responsibilities, expertise and performance history, and other factors deemed relevant by the Compensation Committee as compared to the other NEOs. The Compensation Committee also reviewed the mix of the individual elements of compensation paid to the NEOs for this period. In the course of its review, the Compensation Committee also considered the individual performance of each NEO and any changes in responsibilities of the NEO. Based on its review, the Compensation Committee determined that our Chief Executive Officer’s total compensation comprised of base salary, annual cash bonus and long-term equity incentive and retention awards was properly aligned in comparison to total compensation paid to the other NEOs.

Benchmarking

We do not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities. This is because we believe that our primary competitors in both our business and for recruiting executives are venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks. Many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys, such as those noted above and from other private sources may become available to us with regard to these private equity firms, we believe that without accurate, publicly disclosed information on these private entities that would serve as benchmarks, it is inappropriate for us to set formal benchmarking procedures.

Assessment of Corporate Performance

In reviewing and approving the 2011 discretionary annual cash bonuses for the NEOs, the Compensation Committee considered the relative achievement of these strategic and corporate objectives, executive performance factors and individual performance of each of our NEOs, as critical to achieving our short-term and long-term corporate objectives. Listed below are the most significant performance factors for 2011 taken into account:

•	total investment income;

•	total net investment income;

•	realized and unrealized gains and losses;

•	yield to maturity and effective yield of the investment portfolio;

•	overall credit performance of the total investment portfolio;

•	building liquidity;

•	operating efficiency performance;

•	growth of the overall investment portfolio;

•	adding resources and expanding the organizations at all levels, including adding and retaining our NEOs within the organization as the organization continues to grow;

•	improving and innovating the Company’s information systems;

•	maintaining appropriate dividend distributions to stockholders;

•	raising additional debt capital;

•	raising additional equity;

•	return on average assets; and

•	return on average equity.

We delivered improved portfolio and investment growth for fiscal year 2011 as seen in the year over year comparison set forth below. Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” for a more detailed description of our fiscal year 2011 results.

In 2011, we delivered the following portfolio and financial highlights:

•	achieved a record year for new commitments of approximately $630.0 million, up 20% from 2010;

•	funded approximately $433.6 million in investments, up 8.1% compared with 2010;

•	grew total investment assets 38.3% year over year to approximately $652.9 million as of December 31, 2011, compared to $472.0 million as of December 31, 2010;

•

improved the credit quality of our total portfolio. On a scale of 1-5, 1 being the highest credit quality, we finished 2011 with an average credit rating of 2.01 as compared to 2.21 at the end of 2010;

•	had total unfunded debt commitments of approximately $168.2 million as of December 31, 2011;

•	generated net investment income of approximately $39.6 million, or $0.91 per share on 43.0 million basic shares outstanding;

•	Grew our net asset value from $9.50 at December 31, 2010 to $9.83 at December 31, 2011;

•	Completed a non-rated convertible debt offering for $75 million at 6.0% coupon and 15% premium;

•	Renewed and increased our Wells Fargo Credit Facility from $50 million to $75 million; and

•	Brought in both Union Bank and RBC into a new credit facility, bi-lateral, for $55 million.

Stock Ownership Guidelines

The Company implemented stock ownership guidelines which are outlined in the Company’s Corporate Governance Guidelines. The Company has implemented stock ownership guidelines because it believes that material stock ownership by executives plays a role in effectively aligning the interests of these employees with those of our stockholders and strongly motivates executives to build long-term stockholder value. Pursuant to the Company’s stock ownership guidelines, each member of senior management is required to beneficially own at least two times the individual’s annual salary in Company stock, based on market value, within three years of joining the Company. The Board may make exceptions to this requirement based on particular circumstances. Each NEO has exceeded his respective guideline as of March 13, 2012.

Determination of 2011 Annual Base Salaries of Our NEOs

NEO compensation is determined based on the achievement of specific corporate and individual performance objectives discussed above. In determining the amount of each NEO’s base salary, the Compensation Committee considers the scope of their responsibilities, taking into account available competitive market compensation paid by other companies for similar positions as discussed above. The Compensation Committee considered the Chief Executive Officer’s experience, performance, and contribution to our overall corporate performance when determining his base salary for 2011. Base salaries for our other NEOs were also set by the Compensation Committee, together with the Chief Executive Officer’s input, based upon each NEO’s individual experience and contribution to the overall performance of our Company.

Base salaries for the NEOs are intended to be competitive with the compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses of comparable size. In order to attract and retain the outstanding levels of executives that we need, the Compensation Committee reviews the Company’s base salaries relative to those offered by other comparative group companies, venture capital funds and private equity firms, mezzanine lenders, hedge funds, and other specialty finance companies, including certain specialized commercial banks. Variation relative to the salaries of the listed comparative group companies and venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks is made in the judgment of management and/or the Compensation Committee, as appropriate, based on the value of the NEO’s experience, performance, change in role or responsibility or specific skill set. Upon review, the Compensation Committee determines whether adjustments to certain NEO’s salaries are necessary to realign salaries with the market for a given position, to recognize NEO’s assumption of significant additional responsibilities and related performance increases, or to achieve an appropriate compensation level due to promotion or other internal equity matters. The Compensation Committee makes all decisions with respect to the base salary compensation of the Chief Executive Officer and together with the Company’s Chief Executive Officer evaluates and approves the Company’s other NEOs’ salary compensation. Our Compensation Committee meets outside of the presence of our Chief Executive Officer when reviewing and determining his base salary compensation.

Based on the data reviewed, the Compensation Committee approved a 5% increase in the base salary of our NEOs that had been employed by us for two years at the time of their decision in June 2011. However, the Compensation Committee did not approve any further changes to base salary for the year ended December 31, 2011.

The following is a table of the annual base salaries for our NEOs as set during the preceding two years:

	Fiscal Year 2011 Base Salary		Fiscal Year 2010 Base Salary
Current NEOs
Manuel Henriquez	$735,000		$700,000
Jessica Baron	$175,000		$157,500
Scott Harvey	$224,700		$210,000
Parag Shah	$337,050		$315,000
Todd Jaquez-Fissori	$175,000		$175,000

Former NEOs
David Lund	$102,141	(1)	$250,000
Samir Bhaumik	$181,290	(1)	$270,000

(1)	Reflects that portion of base salary received by Messrs. Lund and Bhaumik prior to their respective dates of resignation.

Determination of 2011 Annual Cash Bonus for Our NEOs

Over the course of the year the Compensation Committee, together with input from our Chief Executive Officer, developed a specific bonus pool for the 2011 operating year to be available for our discretionary annual cash bonus program. The amount determined to be available for this bonus program was at the discretion of the Compensation Committee, and was dependent upon many factors as outlined previously, including, but not limited to, our current financial performance and performance related contributions of our NEOs in achieving our performance objectives.

The annual cash bonus is “at risk” discretionary compensation that is designed to motivate our NEOs to achieve financial and non-financial goals that are consistent with the Company’s 2011 operating plan. “At risk” discretionary compensation means that it is up to the Compensation Committee to determine whether any cash bonus amount will be awarded to any of our NEOs. In approving the amount of a NEO’s variable compensation—the annual cash bonus—the Compensation Committee reviews the Chief Executive Officer’s evaluation of the performance of each NEO and considers each NEO’s performance in light of the factors identified above. Within those guidelines, the Compensation Committee considers the overall funding available for such cash bonus awards, the performance of NEOs and the desired mix between the various components of total compensation. Discretion is exercised in determining the overall total compensation to be awarded to the NEOs. As a result, the amounts delivered in the form of an annual cash bonus are designed to work together in conjunction with base salary to deliver an appropriate total cash compensation level to the NEOs.

We believe that the discretionary design of our variable cash compensation program supports our overall compensation objectives by allowing for significant differentiation of cash compensation based on executive performance and by providing the flexibility necessary to ensure that overall compensation packages for our NEOs are competitive relative to our market.

We typically determine and award cash bonuses for our NEOs during the first quarter of the following year. In evaluating the performance of our NEOs to arrive at their 2011 cash bonus awards, the Compensation Committee considered the performance factor achievements against our corporate objectives as discussed above under “Assessment of Corporate Performance.” The Compensation Committee also reviewed the Chief Executive Officer’s evaluation of the NEOs’ performance achievements. When an NEO’s performance exceeds expectations and performance goals established during the year, actual cash bonus compensation for the NEO may exceed the specified bonus pool amount at the discretion of our Compensation Committee.

In evaluating the cash bonus compensation to be awarded to our NEOs for the year ended December 31, 2011, the Compensation Committee determined that, for the year ended December 31, 2011 and on a going forward basis, less than 50% of the discretionary bonuses awarded to our NEOs should be paid in cash with the remaining portion to be paid in shares of restricted stock in an effort to better align the interests of the NEOs with those of our shareholders.

After due deliberation, the Compensation Committee awarded our NEOs the following annual cash bonuses relating to their performance during the year ending December 31, 2011:

2011 Annual Cash Bonus(1)
Current NEOs
Manuel Henriquez	$825,000
Jessica Baron	$85,000
Scott Harvey	$75,000
Parag Shah	$275,000
Todd Jaquez-Fissori	$145,000

(1)	Neither Mr. Lund nor Mr. Bhaumik received an annual cash bonus in 2011.

Long-term Equity Retention and Incentive Awards

Our principal objective in awarding stock option and/or restricted stock awards to eligible NEOs is to retain and align each NEO’s interests with our success and the financial interests of our stockholders by linking a portion of such NEO’s compensation with the Company’s long-term goals. We continue to believe that the use of stock and stock-based awards offers the best approach to achieving our retention and long-term performance goals. Our equity program is designed to encourage NEOs to work with a long-term view of the Company’s performance and to reinforce their long-term affiliation with the Company by imposing vesting schedules over several years of employment. The Compensation Committee awards stock option and/or restricted stock awards on a discretionary basis and such awards depend in each case on the performance of the NEOs under consideration, and in the case of new hires, their potential performance. Stock option awards are priced at the closing price of the stock on the date the Compensation Committee meets and the grant is issued.

Determination of 2010 and 2011 Long-term Equity Incentive Awards for Our NEOs

The Compensation Committee reviewed the performance of our NEOs following the end of our 2010 fiscal year relative to the long-term equity incentive and retention awards program the Compensation Committee administers. As a result of these deliberations, the Compensation Committee awarded the following long-term equity incentive and retention awards, in the form of restricted stock to our NEOs related to their performance during the 2010 fiscal year as set forth in the table below. The value of the restricted stock for Messrs.

Henriquez, Harvey, Shah and Jaquez-Fissori and Ms. Baron was determined to be the Company’s closing price on March 30, 2011, the date of their grants. Each restricted stock award vests 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. No stock options were awarded to our NEOs for the 2010 fiscal year.

	Grant Date	2011 Restricted Stock Awards	Fair Value of Restricted Stock Awards
Current NEOs
Manuel Henriquez	03/30/2011	125,000	$1,395,000
Jessica Baron	03/30/2011	12,500	$139,500
Scott Harvey	03/30/2011	4,000	$44,640
Parag Shah	03/30/2011	62,500	$697,500
Todd Jaquez-Fissori	03/30/2011	10,000	$111,600

Former NEOs
David Lund	—	—	—
Samir Bhaumik	03/30/2011	45,000	$502,200

The Compensation Committee reviewed the performance of our NEOs following the end of our 2011 fiscal year relative to the long-term equity incentive and retention awards program the Compensation Committee administers. As a result of these deliberations, the Compensation Committee awarded the following long-term equity incentive and retention awards, in the form of restricted stock to our NEOs related to their performance during the 2011 fiscal year as set forth in the table below. The value of the restricted stock for Messrs. Henriquez, Harvey, Shah and Jaquez-Fissori and Ms. Baron was determined to be the Company’s closing price on March 9, 2012, the date of their grants. Each restricted stock award vests 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. No stock options were awarded to our NEOs for the 2011 fiscal year.

	Grant Date	2012 Restricted Stock Awards	Fair Value of Restricted Stock Awards
Current NEOs
Manuel Henriquez	03/09/2012	245,000	$2,648,450
Jessica Baron	03/09/2012	35,000	$378,350
Scott Harvey	03/09/2012	22,059	$238,457
Parag Shah	03/09/2012	105,500	$1,140,455
Todd Jaquez-Fissori	03/09/2012	25,000	$270,250

Severance

No NEO or employee has a written severance agreement.

In connection with his resignation, Mr. Lund received a severance payment equal to $113,173.06 plus one month of benefits ending June 30, 2011. Any unvested awards ceased to vest as of May 31, 2011 and Mr. Lund had 90 days to exercise any stock options that were exercisable.

Mr. Bhaumik did not receive a severance payment. Any unvested awards ceased to vest as of October 4, 2011 and Mr. Bhaumik had 90 days to exercise any stock options that were exercisable.

Potential Payments Upon Termination or Change of Control

No NEO or employee of the Company has a written employment agreement.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the award, each award will become fully exercisable prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the covered transaction following exercise, and the award will terminate upon consummation of the covered transaction. A covered transaction includes the following: (i) a merger or other transaction in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities; (ii) a sale of substantially all of the Company’s assets; (iii) a dissolution or liquidation of the Company; or (iv) a change in a majority of the Board’s composition unless approved by a majority of the directors continuing in office.

Risk Assessment of the Compensation Programs

The Board believes that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The “Compensation Discussion and Analysis” section describes generally our compensation policies and practices that are applicable for executive and management employees. The Company uses common variable compensation designs across all employees of the Company with a significant focus on individual performance and contribution along with achievement of certain corporate objectives as generally described in this prospectus.

In view of the current economic and financial environment, the Compensation Committee and our Board reviewed our compensation programs to assess whether any aspect of the programs would encourage any of our employees to take any unnecessary or inappropriate risks that could threaten the value of the Company. The Compensation Committee has designed our compensation programs to reward our employees for achieving annual profitability and long-term increase in stockholder value.

The Board recognizes that the pursuit of corporate objectives possibly leads to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to employees and the return realized by stockholders. Accordingly, the Compensation Committee has designed our executive compensation program to mitigate these possibilities and to ensure that our compensation practices and decisions are consistent with our risk profile. These features include the following:

•	the financial performance objectives of our annual cash incentive program that are the budgeted objectives that are reviewed and approved by the Board;

•	bonus payouts that are not based solely on corporate performance objectives, but also require achievement of individual performance objectives;

•	the financial opportunity in our long-term incentive program that is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking;

•	annual cash bonuses that are paid in one installment after the end of the fiscal year to which the bonus payout relates; and

•	final decision making by the Compensation Committee and the Board on all awards.

Additionally, the Compensation Committee considered an assessment of compensation-related risks for all of our employees. Based on this assessment, the Compensation Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this evaluation, the Compensation Committee reviewed the key design elements of our compensation programs in relation to industry “best practices,” as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and the Board. In addition, management completed an inventory of incentive programs below the executive level and reviewed the design of these incentives and concluded that such incentive programs do not encourage excessive risk-taking.

Executive Compensation Tables

Summary Compensation Table

The following table provides information concerning the compensation of the Company’s Chairman and Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers for fiscal 2011, 2010 and 2009.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Current NEOs
Manuel Henriquez	2011	$735,000	$825,000	$1,395,000	—	$288,834	$3,243,834
Chairman & Chief Executive Officer	2010	$700,000	$925,000	$2,362,500	—	$226,812	$4,214,312
	2009	$700,000	$1,350,000	$421,000	$96,025	$132,500	$2,699,525

Jessica Baron(6)	2011	$175,000	$85,000	$139,500	—	$19,701	$419,201
Interim Chief Financial Officer	2010	$157,500	$70,000	$77,485	$—	$11,000	$315,985
	2009	$150,000	$80,000	—	$9,602	$—	$239,602

Scott Harvey	2011	$224,700	$75,000	$44,640	—	$26,832	$371,172
Secretary and Chief Legal Officer	2010	$210,000	$50,000	$102,700	—	$31,250	$393,950
	2009	$210,000	$75,000	$84,200	$7,682	$31,700	$408,582

Parag Shah	2011	$337,050	$275,000	$697,500	—	$160,652	$1,470,202
Senior Managing Director	2010	$315,000	$210,000	$1,340,850	—	$130,450	$1,996,300
	2009	$315,000	$340,000	$189,450	$96,025	$63,200	$1,003,675

Todd Jaquez-Fissori	2011	$175,000	$145,000	$111,600	—	$6,600	$438,200
Managing Director	2010	$175,000	$125,000	—	—	$1,312	$301,312
	2009	$175,000	—	—	$69,833	$—	$244,833

Former NEOs
David M. Lund(7)(8)	2011	$102,141	—	—	—	$128,835	$230,976
Former Chief Financial Officer	2010	$250,000	—	$51,350	—	$31,700	$333,050
	2009	$250,000	$85,000	$105,250	$24,966	$38,000	$503,216

Samir Bhaumik(9)	2011	$181,290	—	$502,200	—	$71,895	$755,385
Former Senior Managing Director	2010	$270,000	$125,000	$616,200	—	$72,500	$1,083,700
	2009	$270,000	$165,000	$126,300	$24,966	$44,300	$630,566

(1)	Salary column amounts represent base salary compensation received by each NEO for the listed fiscal year.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year.
(3)	The amounts reflect the aggregate grant date fair value of stock awards made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock is measured based on the closing price of our common stock on the date of grant.
(4)	The amount reflects the aggregate grant date fair value of option awards made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model.
(5)	Represents matching contributions of $6,500 in 2011, 2010 and 2009 to Messrs. Henriquez, Harvey, Shah, Lund, Bhaumik and Ms. Baron to its 401(k) plan. Dividends to Messrs. Henriquez, Harvey, Shah, Lund, Bhaumik and Ms. Baron in the amount of $282,334, $20,332, $154,152, $9,162, $65,395 and $13,201, respectively, were paid on unvested restricted stock awards during 2011. Dividends to Messrs. Henriquez, Lund, Harvey, Bhaumik, Shah, Jaquez-Fissori and Ms. Baron in the amount of $220,312, $25,200, $24,750, $66,000, $123,950, $1,312 and $4,500, respectively, were paid on unvested restricted stock awards during 2010. Dividends on unvested restricted stock awards paid to Messrs. Henriquez, Lund, Harvey, Bhaumik and Shah were $126,000, $31,500, $25,200, $37,800 and $56,700, respectively, during 2009. NEOs did not receive any other perquisites or personal benefits from the Company.

(6)	Effective June 1, 2011, the Company’s Board appointed Ms. Baron as Interim Chief Financial Officer.
(7)	Effective May 31, 2011, Mr. Lund resigned from all his positions within the Company and its subsidiaries.
(8)	Included in “All Other Compensation” for Mr. Lund is a severance payment equal to $113,173.06 payable to Mr. Lund. In addition, the forfeiture provisions lapsed on all of his 19,001 shares of restricted stock that were subject to forfeiture provisions on the date of Mr. Lund’s resignation.
(9)	On October 4, 2011, the Company announced that Mr. Bhaumik resigned from all his positions with the Company and its subsidiaries.

Grants of Plan Based Awards

The following table sets forth certain information with respect to the restricted stock awards granted during the fiscal year ended December 31, 2011 to each of our NEOs. No stock options were awarded to our NEOs during the fiscal year ended December 31, 2011.

Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options	Grant Date Fair Value of Stock and Option Awards(2)
Current NEOs
Manuel Henriquez	03/30/2011	125,000	—	$1,395,000
Chairman and Chief Executive Officer

Jessica Baron	03/30/2011	12,500	—	$139,500
Interim Chief Financial Officer

Scott Harvey	03/30/2011	4,000	—	$44,640
Secretary and Chief Legal Officer

Parag Shah	03/30/2011	62,500	—	$697,500
Senior Managing Director, Life Sciences Group Head

Todd Jaquez-Fissori	03/30/2011	10,000	—	$111,600
Managing Director, Technology and Clean Technology Group Head

Former NEOs
David M. Lund(3)	N/A	N/A	N/A	N/A
Former Chief Financial Officer

Samir Bhaumik(4)	03/30/2011	45,000	N/A	$502,200
Former Senior Managing Director

(1)	Restricted stock awards vest 25% one year after the date of grant and ratably over the succeeding 36 months. When payable, dividends are paid on a current basis on the unvested shares.
(2)	The amounts reflect the aggregate grant date fair value of restricted stock awards made to our NEOs during 2011 computed in accordance with FASB ASC Topic 718.
(3)	Effective May 31, 2011, Mr. Lund resigned from all his positions within the Company and its subsidiaries. In connection with his resignation, any unvested awards held by him were forfeited and he had 90 days to exercise any stock options that were exercisable.
(4)	On October 4, 2011, the Company announced that Mr. Bhaumik resigned from all his positions with the Company and its subsidiaries. In connection with his resignation, any unvested awards held by him were forfeited and he had 90 days to exercise any stock options that were exercisable.

Outstanding Equity Awards at Fiscal Year End

The following table shows outstanding stock option awards classified as exercisable and unexercisable and stock awards as of December 31, 2011 for each of the NEOs:

Name and Principal Position	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(4)
Current NEOs
Manuel Henriquez	605,000	—		$13.00	06/17/12	—	—
Chairman and Chief Executive Officer	97,400	—		$12.14	06/16/13	—	—
	450,000	—		$14.02	01/25/14	—	—
	250,716	—		$12.20	02/25/15	—	—
	104,167	20,834	(2)	$4.21	03/17/16	—	—
	—	—		—	—	14,063	$132,754
	—	—		—	—	31,251	$295,009
	—	—		—	—	126,563	$1,194,754
	—	—		—	—	125,000	$1,180,000

Jessica Baron	20,000	—		$12.84	10/02/13	—	—
Interim Chief Financial Officer	3,000	—		$14.02	01/25/14	—	—
	15,759	—		$12.20	02/25/15	—	—
	4,167	105	(2)	$4.21	03/17/16	—	—
	—	—		—	—	3,094	$29,207
	—	—		—	—	1,125	$10,621
	—	—		—	—	12,500	$118,000

Scott Harvey	141,000	—		$13.00	06/17/12	—	—
Chief Legal Officer	30,000	—		$12.14	06/16/13	—	—
	30,000	—		$14.02	01/25/14	—	—
	15,043	—		$12.20	02/25/15	—	—
	3,885	1,665	(2)	$4.21	03/17/16	—	—
	—	—		—	—	3,750	$35,400
	—	—		—	—	6,250	$59,000
	—	—		—	—	5,625	$53,100
	—	—		—	—	4,000	$37,760
Parag Shah	38,000	—		$13.00	06/17/12	—	—
Senior Managing Director	94,400	—		$12.14	06/16/13	—	—
	80,000	—		$14.02	01/25/14	—	—
	204,155	—		$12.20	02/25/15	—	—
	15,500	—		$10.49	08/15/15	—	—
	108,157	20,832	(2)	$4.21	03/17/16	—	—
	—	—		—	—	9,000	$84,960
	—	—		—	—	1,250	$11,800
	—	—		—	—	14,063	$132,754
	—	—		—	—	59,063	$557,554
	—	—		—	—	14,063	$132,754
	—	—		—	—	62,500	$590,000
Todd Jaquez-Fissori	7,000	14,000	(3)	$9.85	12/09/16	—	—
Managing Director	—	—		—	—	10,000	$94,400

Former NEOs
David Lund(5)	—	—		—	—	—	—
Former Chief Financial Officer

Samir Bhaumik(5)
Former Senior Managing Director	—	—		—	—	—	—

(1)	Options expiring in 2012, 2013, 2014 and 2015 were 100% vested on the date of grant. All other options generally vest 33% one year after the date of grant and the remainder will vest ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant.

(2)	The options vested 33% on March 17, 2010 and then ratably on a monthly basis ending March 17, 2012.
(3)	The options vested 33% on December 9, 2010 and then ratably on a monthly basis ending December 9, 2013.
(4)	Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2011 by the number of shares.
(5)	In connection with his resignation, any unvested awards held by him were forfeited and he had 90 days to exercise any stock options that were exercisable.

Options Exercised and Restricted Stock Vested

The following table sets forth certain information with respect to options exercised and the shares of restricted stock that vested during the fiscal year ended December 31, 2011 to each of our NEOs.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Current NEOs
Manuel Henriquez	—	—	137,499	$1,422,401
Chairman & Chief Executive Officer

Jessica Baron	5,694	$36,128	3,281	$33,527
Interim Chief Financial Officer

Scott Harvey	5,550	$35,076	13,125	$135,569
Secretary and Chief Legal Officer

Parag Shah	8,569	$50,959	78,374	$803,059
Senior Managing Director, Life Science Group Head

Todd Jaquez-Fissori	7,000	$5,343	—	—
Managing Director, Technology and Clean Tech Group Head

Former NEOs
David M. Lund(1)	46,745	$297,919	8,062	$86,673
Former Chief Financial Officer

Samir Bhaumik(1)	—	—	34,625	$359,406
Former Senior Managing Director

(1)	Options expiring in 2012, 2013, 2014 and 2015 were 100% vested on the date of grant. All other options generally vest 33% one year after the date of grant and the remainder will vest ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2011 with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, restricted stock and warrants	(b) Weighted-average exercise price of outstanding options, restricted stock and warrants	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders:
2004 Equity Incentive Plan	4,136,444	$11.42	1,973,588
2006 Non-Employee Director Plan	95,000	$10.79	873,332
Equity compensation plans not approved by stockholders	—	—	—
Total	4,231,444	$11.11	2,846,920

2004 Equity Incentive Plan

Our Board and our stockholders have approved the 2004 Equity Incentive Plan for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2004 Equity Incentive Plan our Compensation Committee may award incentive stock options (“ISOs”), within the meaning of Section 422 of the Code, and non-qualified stock options to employees and employee directors. The following is a summary of the material features of the 2004 Equity Incentive Plan.

Under the 2004 Equity Incentive Plan, we have authorized for issuance up to 8,000,000 shares of common stock of which 1,554,262 shares were available for issuance as of March 15, 2012. Participants in the 2004 Equity Incentive Plan may receive awards of options to purchase our common stock and/or restricted shares, as determined by our Compensation Committee. Options granted under the 2004 Equity Incentive Plan generally may be exercised for a period of no more than ten years from the date of grant unless the option agreement provides for an earlier expiration. Unless sooner terminated by our Board, the 2004 Equity Incentive Plan will terminate on the tenth anniversary of its adoption and no additional awards may be made under the 2004 Equity Incentive Plan after that date. The 2004 Equity Incentive Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under the 2004 Equity Incentive Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2004 Equity Incentive Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Under the 2004 Equity Incentive Plan, we are permitted to issue shares of restricted stock to all key employees of the Company and its affiliates consistent with such terms and conditions as the Board shall deem appropriate. Our Board determines the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Any shares of restricted stock for which forfeiture restrictions have not vested at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to the Company and will be available for future awards under this plan.

Our Board administers the 2004 Equity Incentive Plan and has the authority, subject to the provisions of the 2004 Equity Incentive Plan, to determine who will receive awards under the 2004 Equity Incentive Plan and the terms of such awards. The Board has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such option holder.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), all outstanding awards under the 2004 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

On March 9, 2012 the Board granted 245,000 shares, 22,059 shares, 105,500 shares, 25,000 shares and 35,000 shares of restricted stock to Messrs. Henriquez, Harvey, Shah and Jaquez-Fissori and Ms. Baron, respectively.

2006 Non-Employee Director Plan

Our Board and our stockholders have approved the 2006 Non-Employee Director Plan. Under current SEC rules and regulations applicable to BDCs absent exemptive relief, a BDC may not grant options or shares of restricted stock to non-employee directors. On February 15, 2007, we received exemptive relief from the SEC to permit us to grant options to non-employee directors as a portion of their compensation for service on our Board. On May 23, 2007, we received exemptive relief from the SEC to permit us to grant shares of restricted stock to non-employee directors as a portion of their compensation for service on our Board. The following is a summary of the material features of the 2006 Non-Employee Director Plan.

The Company has instituted the 2006 Non-Employee Director Plan for the purpose of advancing the interests of the Company by providing for the grant of awards under the 2006 Non-Employee Director Plan to eligible non-employee directors. Under the 2006 Non-Employee Director Plan, we have authorized for issuance up to 1,000,000 shares of common stock of which 873,332 shares were available for issuance as of March 15, 2012. The 2006 Non-Employee Director Plan authorizes the issuance to non-employee directors of non-statutory stock options (“NSOs”) to purchase shares of common stock at a specified exercise price per share and/or restricted stock. NSOs granted under the 2006 Non-Employee Director Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by the Board on the date of the grant. The amount of the options that may be granted are limited by the terms of the 2006 Non-Employee Director Plan, which prohibits any grant that would cause the Company to be in violation of Section 61(a)(3) of the 1940 Act.

Under the 2006 Non-Employee Director Plan, non-employee directors will each receive an initial grant of an option to purchase 10,000 shares of stock upon initial election to such position. The options granted will vest over two years, in equal installments on each of the first two anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. In addition, each non-employee director shall automatically be granted an option to purchase 15,000 shares of stock on the date of such non-employee director’s re-election to the Board and such grant will vest over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. The Compensation Committee has, subject to SEC approval, the authority to determine from time to time which of the persons eligible under the 2006 Non-Employee Director Plan shall be granted awards; when and how each award shall be granted, including the time or times when a person shall be permitted to exercise an award; and the number of shares of stock with respect to which an award shall be granted to such person. The exercise price of options granted under the 2006 Non-Employee Director Plan is set at the closing price of the Company’s market price on the Nasdaq Global Select Market as of the date of grant and will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the staff of the SEC that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

Unless sooner terminated by the Board, the 2006 Non-Employee Director Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Non-Employee Director Plan after that date. The 2006 Non-Employee Director Plan provides that all awards granted under the 2006 Non-Employee Director Plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act.

The Compensation Committee will determine the period during which any options granted under the 2006 Non-Employee Director Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under the 2006 Non-Employee Director Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee director’s lifetime only by such non-employee director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee director’s services to the Company. Generally, any portion of any options that are exercisable at the time of the termination of the non-employee director’s services to the Company will remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee director’s services to the Company terminated by reason of the non-employee director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee director’s services to the Company not terminated. In addition, if the Board determines that a non-employee director’s service to the Company terminated for reasons that cast such discredit on the non-employee director as to justify immediate termination of the non-employee director’s options, then all options then held by the non-employee director will immediately terminate.

Under the 2006 Non-Employee Director Plan, we also are permitted to issue shares of restricted stock to our non-employee directors. Upon initial election to such position, non-employee directors will automatically be granted 3,333 shares of restricted stock. The forfeiture restrictions for such initial shares of restricted stock will vest as to one-half of such shares on the first anniversary of the date of grant and as to an additional one-half of the restricted stock on the second anniversary of the date of grant. In addition, each non-employee director shall automatically be granted 5,000 shares of restricted stock on the date of such non-employee director’s re-election to the Board and the forfeiture restrictions on such shares will vest as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates.

The Compensation Committee administers the 2006 Non-Employee Director Plan. If there is a change in the capital structure of the Company by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the number and class of shares of stock subject to the 2006 Non-Employee Director Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation of the Company or other similar events (a “Covered Transaction”), the Board may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

The Board may, subject to SEC prior approval, at any time or times amend the 2006 Non-Employee Director Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Non-Employee Director Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the 2006 Non-Employee Director Plan the Board may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award, unless the Board expressly reserved the right to do so at the time of the grant of the award.

On June 1, 2011, Messrs. Badavas and Chow were granted an option to purchase 15,000 shares and 5,000 shares, respectively, of restricted stock each as non-employee directors re-elected to the Board.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 13, 2012, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 13, 2012 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 49,599,531 shares of common stock outstanding as of March 13, 2012.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Company. Our address is 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Director
Manuel A. Henriquez(2)	2,913,235	5.9%

Independent Directors
Robert P. Badavas(3)	119,443	*
Joseph W. Chow(4)	128,172	*
Allyn C. Woodward, Jr.(5)	193,848	*

Executive Officers
Scott Bluestein(6)	104,899	*
Todd Jaquez-Fissori(7)	37,885
H. Scott Harvey(8)	291,317	*
Parag Shah(9)	945,710	1.9%
Jessica Baron(10)	109,257	*
Executive officers and directors as a group(11)	4,843,766	9.8%

*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(2)	Includes 1,417,005 shares of common stock that can be acquired upon the exercise of outstanding options and 514,272 shares of restricted stock. Includes shares of our common stock held by certain trusts controlled by Mr. Henriquez. Includes 240,979 shares held in a margin account.
(3)	Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options and 5,000 shares of restricted common stock.
(4)	Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options and 5,000 shares of restricted common stock.
(5)	Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,666 shares of restricted common stock.
(6)	Includes 48,820 shares of common stock that can be acquired upon the exercise of outstanding options and 42,500 shares of restricted common stock.
(7)	Includes 2,333 shares of common stock that can be acquired upon the exercise of outstanding options and 35,000 shares of restricted common stock.
(8)	Includes 216,598 shares of common stock that can be acquired upon the exercise of outstanding options and 36,685 shares of restricted common stock.

(9)	Includes 558,408 shares of common stock that can be acquired upon the exercise of outstanding options and 249,147 shares of restricted common stock.
(10)	Includes 39,453 shares of common stock that can be acquired upon the exercise of outstanding options and 51,407 shares of restricted common stock.
(11)	Includes 2,342,617 shares of common stock that can be acquired upon the exercise of outstanding options and 940,677 shares of restricted common stock.

The following table sets forth as of March 13, 2012, the dollar range of our securities owned by our directors and portfolio management employees.

Name	Dollar Range of Equity Securities in the Company(1)
Independent Directors:
Robert P. Badavas	over $100,000
Joseph W. Chow	over $100,000
Allyn C. Woodward, Jr.	over $100,000
Interested Director/Portfolio Management Employee:
Manuel A. Henriquez	over $100,000
Portfolio Management Employees:
Scott Bluestein	over $100,000
Todd Jaquez-Fissori	over $100,000
Scott Harvey	over $100,000
Parag I. Shah	over $100,000
Jessica Baron	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

The Company will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our preferred stock or common stock that will hold our preferred stock or common stock as a capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our preferred stock or common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units comprised of combinations of securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of beneficial owners with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisors with respect to the tax consequences relating to the purchase, ownership and disposition of our preferred stock or common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our securities will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

Through December 31, 2005, we were subject to Federal income tax as an ordinary corporation under subchapter C of the Code. Effective beginning on January 1, 2006 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal income tax return for 2006. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. On December 31, 2005, immediately before the effective date of our RIC election, we held assets with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeded their tax basis as of such date. We elected to recognize all of our net built-in gains at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 federal income tax return. In making this election, we marked our portfolio to market at the time of our RIC election and paid approximately $294,000 in tax on the resulting gains.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	distribute at least 90% of our net ordinary income and realized net short-term gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”);

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute (or are deemed to distribute) to stockholders with respect to that year. As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore will not be subject to built-in gains tax when we sell those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Under applicable Treasury regulations and certain private rulings issued by the Internal Revenue Service, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We previously determined to pay a portion of our first quarter 2009 dividend in shares of newly issued common stock, and we may in the future determine to distribute taxable dividends that are payable in part in our common stock.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC Distribution Requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to the RIC’s stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset capital gains indefinitely. Due to these limits on the deductibility of expenses, and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability. Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

A “U.S. stockholder” generally is a beneficial owner of shares of our preferred stock or common stock who is for United States federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional preferred stock or common stock. To the extent such distributions paid by us through 2012 (unless extended by legislation) to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% through 2012, unless extended by legislation, in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional preferred stock or common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a U.S. stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the U.S. stockholder’s gross income and the tax deemed paid by the U.S. stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate of 15% (through 2012, unless extended by legislation) on their net capital gain (i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

Dividend Reinvestment Plan We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our common stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

A “Non-U.S. stockholder” is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our preferred stock or common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

For taxable years beginning prior to January 1, 2012, except as provided below, we generally were not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly report such distributions. In respect of distributions described in clause (i) above, we were required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

•	that had not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•

to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a “controlled foreign corporation” for United States federal income tax purposes.

This special exemption from withholding tax on certain distributions expired on January 1, 2012. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2012, or whether any of our distributions will be reported as eligible for this special exemption from withholding tax if extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2014. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding (subject to the same effective dates) on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholders and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholders might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders and if made in a taxable year beginning on or before December 31, 2012 and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies generally. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth, expansion-stage or established-stage companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above, a business development company must either control the issuer of the securities or must offer to make available significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. We have received exemptive relief from the SEC permitting us to issue stock options and restricted stock to our employees and directors subject to the above conditions, among others. For a discussion regarding the conditions of this exemptive relief, see Note 7 to the Notes to our Consolidated Financial Statements for the year ended December 31, 2010.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business Structure and Current Economic and Market Conditions—Because we borrow money, there could be increased risk in investing in our company.”

Capital Structure

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales.

At our Annual Meeting of Stockholders on June 1, 2011, our stockholders approved a proposal authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to Board approval of the offering. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value.

As a result, investors will experience further dilution and additional discounts to the price of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics is posted on our website at www.herculestech.com and was filed with the SEC as an exhibit to the registration statement (Registration No. 333-126604) for our initial public offering. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act. On February 15, 2007, we received approval from the SEC on this exemptive request. In addition, in June 2007, we filed an amendment to the February 2007 order to adjust the number of shares issued to the non-employee directors. On October 10, 2007, we received approval from the SEC on this amended exemptive request.

On April 5, 2007, we received exemptive relief from the SEC that permits us to exclude the indebtedness that our wholly-owned subsidiary, HT II, which is qualified as a small business investment company, issues to the Small Business Administration from the 200% asset coverage requirement applicable to us.

On May 2, 2007, we received approval from the SEC regarding our exemptive request permitting us to issue restricted stock to our employees, officers and directors. On June 21, 2007, our shareholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Incentive Plan permitting such restricted grants.

On June 22, 2010, we received approval from the SEC regarding our exemptive request permitting our employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

Other

We will be periodically examined by the SEC for compliance with the 1934 Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Mr. Harvey, our Chief Legal Officer, as our Chief Compliance Officer who is responsible for administering these policies and procedures.

Small Business Administration Regulations

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of December 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. The Company’s net investment of $75.0 million in HT II as of December 31, 2011 fully funds the required regulatory capital for HT II. HT II has a total of $125.0 million of SBA guaranteed debentures outstanding as of December 31, 2011 and has paid the SBA commitment fees of approximately $1.5 million. As of December 31, 2011, the Company held investments in HT II in 57 companies with a fair value of approximately $198.7 million, accounting for approximately 30.4% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $50.0 million in HT III as of December 31, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.0 million was outstanding as of December 31, 2011. As of December 31, 2011, HT III has paid commitment fees of approximately $1.0 million. As of December 31, 2011, the Company held investments in HT III in 23 companies with a fair value of approximately $124.8 million, accounting for approximately 19.1% of the Company’s total portfolio.

There is no assurance that HT II or HT III will be able to draw to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the

SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2011 as a result of having sufficient capital as defined under the SBA regulations

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.88% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fee related to HT III debentures that pooled on September 21, 2011 was 0.285%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2011 for HT II was approximately $125.5 million with an average interest rate, including the annual fee of approximately 6.0%. The average amount of debentures outstanding for the year ended December 31, 2011 for HT III was approximately $60.0 million with an average interest rate, including the annual fee of approximately 3.0%.

HT II and HT III hold approximately $217.2 million and $167.1 million in assets, respectively, and accounted for approximately 21.7% and 16.7% of our total assets prior to consolidation at December 31, 2011.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, HT II and HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiaries will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this report, we do not have any preferred stock outstanding.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures. At December 31, 2011, approximately 87.4% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in the Company’s portfolio, it values substantially all of its investments at fair value as determined in good faith pursuant to a the Company’s valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio companies on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with our investment committee;

(3) the valuation committee of the board of directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and

(4) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but doesn’t expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

We apply a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under the new process, the Company also evaluates the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis excluding its interest rate sensitivity analysis, which was replaced by the hypothetical market participant method, as discussed above. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity related. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 1, 2011, our common stockholders voted to allow us to issue common stock at a discount from our net asset value (NAV) per share for a period of one year ending on June 1, 2012. In connection with the receipt of such stockholder approval, we agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current net asset value and NAV are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, and (2) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company at $0.001 per share after offering expenses and commissions (a 100% discount from net asset value).

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$297,273	(0.90)%	$250,005	(16.67)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)		$(2,727)	—	$(49,995)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.91	—	$8.33	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.67)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.90)%	—	(16.67)%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 10% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$29,730	—	$50,001	—
Total Investment by Investor A (At Price to Public)	—	$28,410	—	$6	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$1,320	—	$49,995	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.91	—	$8.33	—
Investment per Share Held by Investor A	—	$9.47	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.44	—	$8.33	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	4.65%	—	99.99%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.
Stockholders who receive dividend distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 49,599,531 shares are outstanding as of March 13, 2012. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Technology Growth Capital each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	49,599,531

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2012, 2013 and 2014, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiaries, HT II and HT III, have obtained SBIC licenses. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risks—Risks Related to an Investment in our Securities—” Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business.” For a discussion of the exemptive relief we received from the SEC that permits us to exclude the indebtedness of our SBIC Subsidiaries from the 200% asset coverage test, see “Regulation—Exemptive Relief.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

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An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $200,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. On June 1, 2011, our common stockholders voted to allow us to issue up to 20% of our outstanding common stock at a price below net asset value per share for a period of one year ending on the earlier or June 1, 2012 and the date of our 2012 Annual Meeting of Stockholders, which is expected to be held in June 2012. See “Sales of Common Stock Below Net Asset Value.”

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the Nasdaq Global Select Market may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Hercules, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2011, 2010 and 2009 we paid approximately $9,000, $41,000 and $49,000 in brokerage commissions, respectively.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The financial statements as of December 31, 2011 and 2010 and for each of the two years in the period ended December 31, 2011 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2011 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of the Company at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, and the information under the caption “Selected Financial Data” for each of the four years in the period ended December 31, 2009, appearing in this Prospectus and Registration Statement have been derived from consolidated financial statements audited by Ernst & Young LLP, as set forth in their report thereon appearing elsewhere herein. Such consolidated financial statements and selected financial data are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 9, 2010, we dismissed Ernst & Young LLP as our independent registered public accounting firm. During the fiscal years ended December 31, 2008 and 2009 and through September 9, 2010, there were no disagreements between us and Ernst & Young LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years. Nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

On September 9, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2010. Through September 9, 2010, the date of the engagement of PricewaterhouseCoopers LLP, neither we nor any person on our behalf has consulted with PricewaterhouseCoopers LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, NY 10017.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm

To Board of Directors and Shareholders of

Hercules Technology Growth Capital, Inc.

In our opinion, the consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2011 and 2010 and the related consolidated statements of operations, of changes in net assets, and of cash flows for the years then ended present fairly, in all material respects, the financial position of Hercules Technology Growth Capital, Inc. and its subsidiaries at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing under Item 9A. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

San Francisco, CA

March 9, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Hercules Technology Growth Capital, Inc.

We have audited the accompanying consolidated statements of operations, changes in net assets and cash flows of Hercules Technology Growth Capital, Inc. (the Company) for the year ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations, changes in its net assets and its cash flows of Hercules Technology Growth Capital, Inc. for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

San Francisco, California

March 12, 2010

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31,
	2011	2010
Assets
Investments:
Non-Control/Non-Affiliate investments (cost of $642,038 and $445,782, respectively)	$651,843	$428,782
Affiliate investments (cost of $3,236 and $2,880, respectively)	—	3,069
Control investments (cost of $11,266 and $31,743, respectively)	1,027	40,181

Total investments, at value (cost of $656,540 and $480,405, respectively)	652,870	472,032
Cash and cash equivalents	64,474	107,014
Interest receivable	5,820	4,520
Other assets	24,230	7,681

Total assets	$747,394	$591,247

Liabilities
Accounts payable and accrued liabilities	$10,813	$8,716
Wells Fargo Loan	10,187	—
Long-term Liabilities (Convertible Debt)	70,353	—
Long-term SBA Debentures	225,000	170,000

Total liabilities	$316,353	$178,716
Commitments and Contingencies (Note 9)

Net assets consist of:
Common stock, par value	44	43
Capital in excess of par value	484,244	477,549
Unrealized depreciation on investments	(3,431)	(8,038)
Accumulated realized losses on investments	(43,042)	(51,033)
Distributions in excess of investment income	(6,774)	(5,990)

Total net assets	$431,041	$412,531

Total liabilities and net assets	$747,394	$591,247

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	43,853	43,444
Net asset value per share	$9.83	$9.50

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Anthera Pharmaceuticals Inc.	Drug Discovery & Development	Senior Debt Matures September 2014 Interest rate Prime + 7.3% or Floor rate of 10.55%	$25,000	$24,433	$25,183

Total Anthera Pharmaceuticals Inc.				24,433	25,183

Aveo Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures June 2014 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	25,360	26,110

Total Aveo Pharmaceuticals, Inc.				25,360	26,110

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%	$12,000	11,665	11,665

Total Dicerna Pharmaceuticals, Inc.				11,665	11,665

NextWave Pharmaceuticals	Drug Discovery & Development	Senior Debt Matures June 2015 Interest rate Prime + 4.3% or Floor rate of 9.55%	$6,000	5,925	5,926

Total NextWave Pharmaceuticals				5,925	5,926

Concert Pharmaceuticals	Drug Discovery & Development	Senior Debt Matures July 2015 Interest rate Prime + 3.25% or Floor rate of 8.25%	$7,500	7,350	7,350

Total Concert Pharmaceuticals				7,350	7,350

PolyMedix, Inc.	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$6,763	6,594	6,729

Total PolyMedix, Inc.				6,594	6,729

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures September 2014 Interest rate Prime + 5.65% or Floor rate of 10.40%	$10,000	10,070	10,070

Total Aegerion Pharmaceuticals, Inc.				10,070	10,070

Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$7,633	7,958	7,879

Total Chroma Therapeutics, Ltd.				7,958	7,879

NeurogesX, Inc.	Drug Discovery & Development	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$15,000	14,558	14,558

Total NeurogesX, Inc.				14,558	14,558

Total Debt Drug Discovery & Development (26.79%)*				113,913	115,470

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
E-band Communications, Corp.(6)	Communications & Networking	Convertible Senior Debt Due on demand Interest rate Fixed 6.00%	$356	$356	$—

Total E-Band Communications, Corp.				356	—

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.12% or Floor rate of 11.37%	$6,524	6,346	6,476
		Senior Debt Matures May 2012 Interest rate Prime + 4.25%	$1,100	1,100	1,070

Total Intelepeer, Inc.				7,446	7,546

Ahhha, Inc.	Communications & Networking	Senior Debt Matures January 2015 Interest rate Fixed 10.00%	$350	345	345

Total Ahhha, Inc.				345	345

Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures October 2014 Interest rate Prime + 7.50% or Floor rate of 12.00%	$4,369	4,196	4,196

Total Pac-West Telecomm, Inc.				4,196	4,196

PeerApp, Inc.(4)	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$1,776	1,814	1,835

Total PeerApp, Inc.				1,814	1,835

PointOne, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Libor + 9.0% or Floor rate of 11.50%	$8,308	8,107	8,100

Total PointOne, Inc.				8,107	8,100

Stoke, Inc(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$2,627	2,586	2,612

Total Stoke, Inc.				2,586	2,612

Total Debt Communications & Networking (5.71%)*				24,850	24,634

Central Desktop, Inc.	Software	Senior Debt Matures April 2014 Interest rate Prime + 6.75% or Floor rate of 10.50%	$3,000	2,894	2,954

Total Central Desktop, Inc.				2,894	2,954

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$3,999	$3,920	$4,000

Total Clickfox, Inc.				3,920	4,000

Kxen, Inc.(4)	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$3,000	2,958	2,858

Total Kxen, Inc.				2,958	2,858

RichRelevance, Inc.	Software	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$5,000	4,879	4,879

Total RichRelevance, Inc.				4,879	4,879

Blurb, Inc	Software	Senior Debt Matures December 2015 Interest rate Prime +5.25% or Floor rate 8.5%	$5,000	4,873	4,873

Total Blurb, Inc				4,873	4,873

SugarSync Inc.	Software	Senior Debt Matures April 2015 Interest rate Prime + 4.50% or Floor rate of 8.25%	$2,000	1,950	1,950

Total SugarSync Inc.				1,950	1,950

White Sky, Inc.	Software	Senior Debt Matures June 2014 Interest rate Prime + 7.00% or Floor rate of 10.25%	$1,418	1,357	1,400

Total White Sky, Inc.				1,357	1,400

TaDa Innovations, Inc.	Software	Senior Debt Matures June 2012 Interest rate Prime + 3.25% or Floor rate of 6.50%	$100	90	90

Total TaDa Innovations, Inc.				90	90

Total Debt Software (5.34%)*				22,921	23,004

Maxvision Holding, LLC.(7)(8)	Electronics & Computer Hardware	Senior Debt Matures December 2013 Interest rate Prime + 8.25% or Floor rate of 12.00%, PIK interest 5.00%	$4,185	4,143	—
		Senior Debt Matures December 2013 Interest rate Prime + 6.25% or Floor rate of 10.00%, PIK interest 2.00%	$2,539	2,515	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Revolving Line of Credit Matures December 2013 Interest rate Prime + 5.00% or Floor rate of 8.50%	$892	$1,027	$1,027

Total Maxvision Holding, LLC				7,685	1,027

Total Debt Electronics & Computer Hardware (0.24%)*				7,685	1,027

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$10,359	10,315	10,584

Total Althea Technologies, Inc.				10,315	10,584

Pacira Pharmaceuticals, Inc.(4)	Specialty Pharmaceuticals	Senior Debt Matures August 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	11,257	11,397
		Senior Debt Matures August 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	14,386	14,574

Total Pacira Pharmaceuticals, Inc.				25,643	25,971

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Convertible Senior Debt Matures March 2012 Interest rate 8.00%	$1,888	1,888	1,888

Total Quatrx Pharmaceuticals Company				1,888	1,888

Total Debt Specialty Pharmaceuticals (8.92%)*				37,846	38,443

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 7.75% or Floor rate of 11.00%	$2,500	2,329	2,329

Total Achronix Semiconductor Corporation				2,329	2,329

Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 9.25%	$1,250	1,218	1,218

Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 6.00% or Floor rate of 9.75%	$3,000	2,910	2,910

Total Kovio Inc.				4,128	4,128

Total Debt Semiconductors (1.50%)*				6,457	6,457

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$10,000	9,773	9,579

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$10,000	$9,772	$9,578

Total AcelRX Pharmaceuticals, Inc.				19,545	19,157

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$10,497	10,537	10,695

Total Alexza Pharmaceuticals, Inc.				10,537	10,695

BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$5,000	4,730	4,880

Total BIND Biosciences, Inc.				4,730	4,880

Merrion Pharmaceuticals, Inc.(5)	Drug Delivery	Senior Debt Matures January 2015 Interest rate Prime + 9.20% or Floor rate of 12.45%	$5,000	4,765	3,819

Total Merrion Pharmaceuticals, Inc.				4,765	3,819

Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$22,000	21,379	21,379

Total Revance Therapeutics, Inc.				21,379	21,379

Total Debt Drug Delivery (13.90%)*				60,956	59,930

Gelesis, Inc.	Therapeutic	Senior Debt Matures April 2013 Interest rate Prime + 8.75% or Floor rate of 12.00%	$3,428	3,514	3,254

Total Gelesis, Inc.				3,514	3,254

Gynesonics, Inc.	Therapeutic	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$5,336	5,309	5,383

Total Gynesonics, Inc.				5,309	5,383

Oraya Therapeutics, Inc.(4)	Therapeutic	Senior Debt Matures March 2015 Interest rate Prime + 4.75% or Floor rate of 9.50%	$7,500	7,377	7,377

Total Oraya Therapeutics, Inc.				7,377	7,377

Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$4,965	4,932	4,932
		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 6.5% or Floor rate of 9.00%	$1,500	1,485	1,412

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%, PIK interest 3.75%	$5,900	$6,259	$6,436

Total Pacific Child & Family Associates, LLC				12,676	12,780

Total Debt Therapeutic (6.68%)*				28,876	28,794

InXpo, Inc.	Internet Consumer & Business Services	Senior Debt Matures March 2014 Interest rate Prime + 7.5% or Floor rate of 10.75%	$3,192	3,083	3,147

Total InXpo, Inc.				3,083	3,147

Westwood One Communications	Internet Consumer & Business Services	Senior Debt Matures October 2016 Interest rate of 8.00%	$21,000	19,059	19,479

Total Westwood One Communications				19,059	19,479

Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 6.87% or Floor rate of 10.12%	$13,000	12,877	13,131

Total Reply! Inc.				12,877	13,131

MedCall	Internet Consumer & Business Services	Senior Debt Matures January 2016 Interest rate LIBOR + 7.50% or Floor rate of 9.50%	$5,168	5,051	5,051

Total MedCall				5,051	5,051

ScriptSave (Medical Security Card Company, LLC)	Internet Consumer & Business Services	Senior Debt Matures February 2016 Interest rate LIBOR + 8.75%	$19,646	19,307	19,896

Total ScriptSave				19,307	19,896

Trulia, Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures March 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%	$5,000	4,871	4,871
		Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	4,871	4,871

Total Trulia, Inc.				9,742	9,742

Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate Libor + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,500	7,441	7,441
		Senior Debt Matures September 2015 Interest rate Libor + 7.00% or Floor rate of 8.50%	$11,500	11,335	11,335

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Revolving Line of Credit Matures September 2015 Interest rate Libor + 6.00% or Floor rate of 7.50%	$300	$284	$284

Total Vaultlogix, Inc.				19,060	19,060

Tectura Corporation	Internet Consumer & Business Services	Senior Debt Matures December 2012 Interest rate 11%	$5,625	6,834	6,834
		Revolving Line of Credit
		Senior Debt Matures August 2012 Interest rate 11%	$2,500	2,556	2,556
		Revolving Line of Credit Matures July 2012 Interest rate 11%, PIK interest 1.00%	$17,487	17,738	17,738

Total Tectura Corporation				27,128	27,128

Total Debt Internet Consumer & Business Services (27.06%)				115,307	116,634

Box.net, Inc.(4)	Information Services	Senior Debt Matures March 2015 Interest rate Prime + 3.75% or Floor rate of 7.50%	$9,647	9,432	9,432
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,590	1,613	1,645

Total Box.net, Inc.				11,045	11,077

Cha Cha Search, Inc.	Information Services	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$3,000	2,926	2,903

Total Cha Cha Search, Inc.				2,926	2,903

Jab Wireless, Inc.	Information Services	Senior Debt Matures August 2016 Interest rate Prime + 6.25% or Floor rate of 6.75%	$20,272	19,993	19,993

Total Jab Wireless, Inc.				19,993	19,993

Total Debt Information Services (7.88%)				33,964	33,973

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$10,750	10,884	11,147

Total Optiscan Biomedical, Corp.				10,884	11,147

Total Debt Diagnostic (2.59%)*				10,884	11,147

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

deCODE genetics ehf.(5)	Biotechnology Tools	Senior Debt Matures September 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%, PIK interest 2.00%	$5,000	$4,664	$4,664

Total deCODE genetics ehf.				4,664	4,664
Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$2,416	2,425	2,479

Total Labcyte, Inc.				2,425	2,479

Cempra Holdings LLC	Biotechnology Tools	Senior Debt Matures December 2015 Interest rate Prime + 7.05% or Floor rate of 10.30%	$10,000	9,721	9,721

Total Cempra Holdings LLC				9,721	9,721

Total Debt Biotechnology Tools (3.91%)*				16,810	16,864

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$3,000	2,879	2,879

Total Entrigue Surgical, Inc.				2,879	2,879

Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,602	8,602

Total Transmedics, Inc.				8,602	8,602

Total Debt Surgical Devices (2.66%)*				11,481	11,481

Neoprobe (pka Navidea)	Media/Content/ Info	Senior Debt Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%	$7,000	6,733	6,733

Total Neoprobe (pka Navidea)				6,733	6,733

Women’s Marketing, Inc.	Media/Content/ Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$10,000	9,956	10,156
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%	$9,710	9,503	9,896

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%	$9,956	$9,744	$9,744

Total Women’s Marketing, Inc.				29,203	29,796

Total Debt Media/Content/Info (8.47%)*				35,936	36,529

BrightSource Energy, Inc.	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$11,250	11,122	11,122
		Senior Debt Matures December 2012 Interest rate Prime + 9.55% or Floor rate of 12.8%	$13,750	13,593	13,593

Total BrightSource Energy, Inc.				24,715	24,715

EcoMotors, Inc.	Clean Tech	Senior Debt Matures February 2014 Interest rate Prime + 6.1% or Floor rate of 9.35%	$4,879	4,713	4,859

Total EcoMotors, Inc.				4,713	4,859

Enphase Energy, Inc.	Clean Tech	Senior Debt Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.0%	$4,898	4,784	4,748

Total Enphase Energy, Inc.				4,784	4,748

NanoSolar, Inc.	Clean Tech	Senior Debt Matures September 2014 Interest rate Prime + 7.75% or Floor rate of 11.0%	$9,212	8,795	8,795

Total NanoSolar, Inc.				8,795	8,795

Integrated Photovoltaics	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 7.375% or Floor rate of 10.625%	$3,000	2,875	2,875

Total Integrated Photovoltaics				2,875	2,875

Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate of 11.0%	$1,348	1,356	1,320

Total Propel Biofuels, Inc.				1,356	1,320

SCIenergy, Inc.(4)	Clean Tech	Senior Debt Matures October 2014 Interest rate 6.25%	$202	202	202
		Senior Debt Matures August 2015 Interest rate Prime + 4.90% or Floor rate of 8.15%	$5,000	4,883	4,883

Total SCIenergy, Inc.				5,085	5,085

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$937	$594	$594
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$8,120	8,389	8,389

Total Solexel, Inc.				8,983	8,983

Total Debt Clean Tech (14.24%)*				61,306	61,380

Total Debt (135.90%)*				589,192	585,767

Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		39	42
		Preferred Stock Warrants		69	273
		Preferred Stock Warrants		35	51

Total Warrants Acceleron Pharmaceuticals, Inc.				143	366

Anthera Pharmaceuticals Inc.	Drug Discovery & Development	Common Stock Warrants		541	551
		Common Stock Warrants		443	451

Total Warrants Anthera Pharmaceuticals Inc.				984	1,002

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants		236	69
		Common Stock Warrants		28	—
		Preferred Stock Warrants		311	137

Total Warrants Dicerna Pharmaceuticals, Inc.				575	206

EpiCept Corporation	Drug Discovery & Development	Common Stock Warrants		4	15

Total Warrants EpiCept Corporation				4	15

Concert Pharmaceuticals	Drug Discovery & Development	Preferred Stock Warrants		234	233

Total Concert Pharmaceuticals				234	233

NextWave Pharmaceuticals	Drug Discovery & Development	Preferred Stock Warrants		126	125

Total NextWave Pharmaceuticals				126	125

Horizon Therapeutics, Inc.	Drug Discovery & Development	Common Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				231	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants		155	1,116

Total Merrimack Pharmaceuticals, Inc.				155	1,116

Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants		137	68

Total Paratek Pharmaceuticals, Inc.				137	68

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

PolyMedix, Inc.	Drug Discovery & Development	Common Stock Warrants		$480	$97

Total PolyMedix, Inc.				480	97

Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants		152	207

Total Portola Pharmaceuticals, Inc.				152	207

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		69	1,115

Total Aegerion Pharmaceuticals, Inc.				69	1,115

Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Preferred Stock Warrants		490	387

Total Chroma Therapeutics, Ltd.				490	387

NeurogesX, Inc.	Drug Discovery & Development	Preferred Stock Warrants		503	122

Total NeurogesX, Inc.				503	122

Total Warrants Drug Discovery & Development (1.17%)*				4,283	5,059

Affinity Videonet, Inc.	Communications & Networking	Preferred Stock Warrants		102	165

Total Affinity Videonet, Inc.				102	165

IKANO Communications, Inc.	Communications & Networking	Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				117	—

Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants		101	92

Total Intelepeer, Inc.				101	92

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	28

Total Neonova Holding Company				94	28

Pac-West Telecomm, Inc.	Communications & Networking	Preferred Stock Warrants		121	—

Total Pac-West Telecomm, Inc.				121	—

PeerApp, Inc.(4)	Communications & Networking	Preferred Stock Warrants		61	23

Total PeerApp, Inc.				61	23

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	206

Total Peerless Network, Inc.				95	206

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	109

Total Ping Identity Corporation				52	109

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

PointOne, Inc.	Communications & Networking	Common Stock Warrants		$131	$5

Total PointOne, Inc.				131	5

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	121

Total Purcell Systems, Inc.				123	121

Stoke, Inc(4)	Communications & Networking	Preferred Stock Warrants		53	149
		Preferred Stock Warrants		65	81

Total Stoke, Inc.				118	230

Total Warrants Communications & Networking (0.23%)*				1,115	979

Atrenta, Inc.	Software	Preferred Stock Warrants		136	815
		Preferred Stock Warrants		95	284

Total Atrenta, Inc.				231	1,099

Blurb, Inc.	Software	Preferred Stock Warrants		323	855
		Preferred Stock Warrants		636	636

Total Blurb, Inc.				959	1,491

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		189	—

Total Braxton Technologies, LLC.				189	—

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	229

Total Bullhorn, Inc.				43	229

Central Desktop, Inc.	Software	Preferred Stock Warrants		108	398

Total Central Desktop, Inc.				108	398

Clickfox, Inc.	Software	Preferred Stock Warrants		329	522

Total Clickfox, Inc.				329	522

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	142

Total Forescout Technologies, Inc.				99	142

HighRoads, Inc.	Software	Preferred Stock Warrants		45	7

Total HighRoads, Inc.				45	7

Kxen, Inc.(4)	Software	Preferred Stock Warrants		47	22

Total Kxen, Inc.				47	22

RichRelevance, Inc.	Software	Preferred Stock Warrants		98	12

Total RichRelevance, Inc.				98	12

Rockyou, Inc.	Software	Preferred Stock Warrants		116	1

Total Rockyou, Inc.				116	1

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Sportvision, Inc.	Software	Preferred Stock Warrants		$39	$—

Total Sportvision, Inc.				39	—

SugarSync Inc.	Software	Preferred Stock Warrants		78	162

Total SugarSync Inc.				78	162

Daegis Inc. (pka Unify Corporation)	Software	Common Stock Warrants		1,434	237

Total Daegis Inc.				1,434	237

White Sky, Inc.	Software	Preferred Stock Warrants		54	3

Total White Sky, Inc.				54	3

TaDa Innovations, Inc.	Software	Preferred Stock Warrants		25	25

Total TaDa Innovations, Inc.				25	25

WildTangent, Inc.	Software	Preferred Stock Warrants		238	22

Total WildTangent, Inc.				238	22

Total Warrants Software (1.01%)*				4,132	4,372

Luminus Devices, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		334	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		183	—

Total Luminus Devices, Inc.				601	—

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		63	196

Total Shocking Technologies, Inc.				63	196

Total Warrant Electronics & Computer Hardware (0.05%)*				664	196

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants		309	516

Total Althea Technologies, Inc.				309	516

Pacira Pharmaceuticals, Inc.(4)	Specialty Pharmaceuticals	Common Stock Warrants		1,086	425

Total Pacira Pharmaceuticals, Inc.				1,086	425

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants		528	—

Total Quatrx Pharmaceuticals Company				528	—

Total Warrants Specialty Pharmaceuticals (0.22%)*				1,923	941

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants		321	250

Total Annie’s, Inc.				321	250

IPA Holdings, LLC	Consumer & Business Products	Preferred Stock Warrants		275	58

Total IPA Holding, LLC				275	58

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		$24	$118

Total Market Force Information, Inc.				24	118

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		252	2,495

Total Wageworks, Inc.				252	2,495

Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants		174	—

Total Seven Networks, Inc.				174	—

Total Warrant Consumer & Business Products (0.68%)*				1,046	2,921

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants		160	145

Total Achronix Semiconductor Corporation				160	145

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants		157	—

Total Enpirion, Inc.				157	—

iWatt, Inc.	Semiconductors	Preferred Stock Warrants		46	3
		Preferred Stock Warrants		582	10

Total iWatt, Inc.				628	13

Kovio Inc.	Semiconductors	Preferred Stock Warrants		92	4

Total Kovio Inc.				92	4

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants		297	1,328

Total NEXX Systems, Inc.				297	1,328

Quartics, Inc.	Semiconductors	Preferred Stock Warrants		53	—

Total Quartics, Inc.				53	—

Total Warrants Semiconductors (0.35%)*				1,387	1,490

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		178	41
		Common Stock Warrants		178	41

Total AcelRX Pharmaceuticals, Inc.				356	82

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Preferred Stock Warrants		645	72

Total Alexza Pharmaceuticals, Inc.				645	72

BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants		291	427

Total BIND Biosciences, Inc.				291	427

Merrion Pharmaceuticals, Inc.(5)	Drug Delivery	Common Stock Warrants		214	194

Total Merrion Pharmaceuticals, Inc.				214	194

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	62
		Common Stock Warrants		51	93

Total Transcept Pharmaceuticals, Inc.				87	155

Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants		557	565

Total Revance Therapeutics, Inc.				557	565

Total Warrant Drug Delivery (0.35%)*				2,150	1,495

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Gelesis	Therapeutic	Preferred Stock Warrants		$78	$106

Total Gelesis				78	106

BARRX Medical, Inc.	Therapeutic	Preferred Stock Warrants		76	189

Total BARRX Medical, Inc.				76	189

EKOS Corporation	Therapeutic	Preferred Stock Warrants		327	—

Total EKOS Corporation				327	—

Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants		228	233

Total Gynesonics, Inc.				228	233

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	—

Total Light Science Oncology, Inc.				99	—

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants		125	13

Total Novasys Medical, Inc.				125	13

Oraya Therapeutics, Inc.(4)	Therapeutic	Preferred Stock Warrants		551	551

Total Oraya Therapeutics, Inc.				551	551

Total Warrants Therapeutic (0.25%)*				1,484	1,092

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		147	—

Total Cozi Group, Inc.				147	—

Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants		6	—
		Common Stock Warrants		6	—
		Common Stock Warrants		11	—
		Common Stock Warrants		15	—
		Common Stock Warrants		44	—

Total Invoke Solutions, Inc.				82	—

InXpo, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		98	56

Total InXpo, Inc.				98	56

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		43	—

Total Prism Education Group, Inc.				43	—

RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		1,224	—

Total RazorGator Interactive Group, Inc.				1,224	—

Reply! Inc.(4)	Internet Consumer & Business Services	Preferred Stock Warrants		320	395

Total Reply! Inc.				320	395

Trulia, Inc.(4)	Internet Consumer & Business Services	Preferred Stock Warrants		188	413

Total Trulia, Inc.				188	413

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants		$51	$26

Total Tectura Corporation				51	26

Total Warrants Internet Consumer & Business Services (0.21%)				2,153	890

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		106	—
		Common Stock Warrants		49	—

Total Lilliputian Systems, Inc.				155	—

Total Warrants Energy (0.00%)*				155	—

Box.net, Inc.(4)	Information Services	Preferred Stock Warrants		117	1,557
		Preferred Stock Warrants		73	2,280
		Preferred Stock Warrants		193	233

Total Box.net, Inc.				383	4,070

Buzznet, Inc.	Information Services	Preferred Stock Warrants		9	—

Total Buzznet, Inc.				9	—

Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants		58	1

Total Cha Cha Search, Inc.				58	1

Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock Warrants		213	—

Total Magi.com				213	—

Jab Wireless, Inc.	Information Services	Preferred Stock Warrants		265	332

Total Jab Wireless, Inc.				265	332

Solutionary, Inc.	Information Services	Preferred Stock Warrants		96	—

Total Solutionary, Inc.				96	—

Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants		230	83

Total Intelligent Beauty, Inc.				230	83

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants		172	237

Total Zeta Interactive Corporation				172	237

Total Warrants Information Services (1.10%)				1,426	4,723

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock Warrants		1,069	872

Total Optiscan Biomedical, Corp.				1,069	872

Total Warrants Diagnostic (0.20%)*				1,069	872

deCODE genetics ehf.(5)	Biotechnology Tools	Preferred Stock Warrants		305	305

Total deCODE genetics ehf.				305	305

Labcyte, Inc.	Biotechnology Tools	Common Stock Warrants		197	263

Total Labcyte, Inc.				197	263

Cempra Holdings LLC	Biotechnology Tools	Preferred Stock Warrants		187	186

Total Cempra Holdings LLC				187	186

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants		45	203
		Preferred Stock Warrants		33	15

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Total NuGEN Technologies, Inc.				$78	$218

Total Warrants Biotechnology Tools (0.23%)*				767	972

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants		87	85

Total Entrigue Surgical, Inc.				87	85

Transmedics, Inc.(4)	Surgical Devices	Preferred Stock Warrants		225	—

Total Transmedics, Inc.				225	—

Total Warrants Surgical Devices (0.02%)*				312	85

Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants		482	2

Total Glam Media, Inc.				482	2

Neoprobe (pka Navidea)	Media/Content/ Info	Common Stock Warrants		244	245

Total Neoprobe (pka Navidea)				244	245

Everyday Health, Inc. (Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock Warrants		60	504

Total Everyday Health				60	504

Total Warrants Media/Content/Info (0.17%)*				786	751

BrightSource Energy, Inc.(4)	Clean Tech	Preferred Stock Warrants		675	834

Total BrightSource Energy, Inc.				675	834

Calera, Inc.	Clean Tech	Preferred Stock Warrants		513	475

Total Calera, Inc.				513	475

EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants		154	323
		Common Stock Warrants		154	323

Total EcoMotors, Inc.				308	646

Enphase Energy, Inc.	Clean Tech	Preferred Stock Warrants		102	49

Total Enphase Energy, Inc.				102	49

GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants		548	208

Total GreatPoint Energy, Inc.				548	208

NanoSolar, Inc.	Clean Tech	Preferred Stock Warrants		355	355

Total NanoSolar, Inc.				355	355

Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants		211	170

Total Propel Biofuels, Inc.				211	170

SCIenergy, Inc.(4)	Clean Tech	Preferred Stock Warrants		8	2
		Preferred Stock Warrants		130	30

Total SCIenergy, Inc.				138	32

Solexel, Inc.	Clean Tech	Preferred Stock Warrants		1,161	275

Total Solexel, Inc.				1,161	275

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants		162	82

Total Trilliant, Inc.				162	82

Integrated Photovoltaics	Clean Tech	Preferred Stock Warrants		82	81

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Total Integrated Photovoltaics				$82	$81

Total Warrants Clean Tech (0.74%)*				4,255	3,207

Total Warrants (6.97%)				29,107	30,045

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock		1,092	2,411

Total Aegerion Pharmaceuticals, Inc.				1,092	2,411

Aveo Pharmaceuticals	Drug Discovery & Development	Common Stock		842	2,887

Total Aveo Pharmaceuticals				842	2,887

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock		503	374

Total Dicerna Pharmaceuticals, Inc.				503	374

Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock		1,500	—

Total Inotek Pharmaceuticals Corp.				1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock		2,000	3,825

Total Merrimack Pharmaceuticals, Inc.				2,000	3,825

Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock		1,000	1,231

Total Paratek Pharmaceuticals, Inc.				1,000	1,231

Total Equity Drug Discovery & Development (2.49%)*				6,937	10,728

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock		243	163
Acceleron Pharmaceuticals, Inc.		Preferred Stock		98	138
Acceleron Pharmaceuticals, Inc.		Preferred Stock		60	61
Acceleron Pharmaceuticals, Inc.		Preferred Stock		1,000	724

Total Acceleron Pharmaceuticals, Inc.				1,401	1,086

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock		500	325

Total Transcept Pharmaceuticals, Inc.				500	325

Total Equity Drug Delivery (0.33%)*				1,901	1,411

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock		2,880	—

Total E-Band Communications, Corp.				2,880	—

Neonova Holding Company	Communications & Networking	Preferred Stock		250	212

Total Neonova Holding Company				250	212

Peerless Network, Inc.	Communications & Networking	Preferred Stock		1,000	2,335

Total Peerless Network, Inc.				1,000	2,335

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Stoke, Inc(4)	Communications & Networking	Preferred Stock		$500	$458

Total Stoke, Inc.				500	458

Total Equity Communications & Networking (0.70%)*				4,630	3,005

Atrenta, Inc.	Software	Preferred Stock		250	474

Total Atrenta, Inc.				250	474

Total Equity Software (0.11%)*				250	474

Maxvision Holding, LLC.(7)(8)	Electronics & Computer Hardware	Common Stock		3,581	—

Total Maxvision Holding, LLC				3,581	—

Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock		268	—

Total Spatial Photonics Inc.				268	—

Total Equity Electronics & Computer Hardware (0.00%)*				3,849	—

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock		750	—

Total Quatrx Pharmaceuticals Company				750	—

Total Equity Specialty Pharmaceuticals (0.00%)*				750	—

IPA Holdings, LLC	Consumer & Business Products	Preferred Stock		500	360

Total IPA Holding, LLC				500	360

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock		500	491

Total Market Force Information, Inc.				500	491

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock		880	—

Total Caivis Acquisition Corporation				880	—

Wageworks, Inc.	Consumer & Business Products	Preferred Stock		250	388

Total Wageworks, Inc.				250	388

Total Equity Consumer & Business Products (0.29%)*				2,130	1,239

iWatt, Inc.	Semiconductors	Preferred Stock		490	984

Total iWatt, Inc.				490	984

NEXX Systems, Inc.	Semiconductors	Preferred Stock		277	802

Total NEXX Systems, Inc.				277	802

Total Equity Semiconductors (0.41%)*				767	1,786

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BARRX Medical, Inc.	Therapeutic	Preferred Stock		$1,500	$3,628

Total BARRX Medical, Inc.				1,500	3,628

Gelesis	Therapeutic	Common Stock		—	108

		Preferred Stock		425	519
		Preferred Stock		500	520

Total Gelesis				925	1,147

Gynesonics, Inc	Therapeutic	Preferred Stock		250	156
Gynesonics, Inc		Preferred Stock		283	295

Total Gynesonics, Inc				533	451

Novasys Medical, Inc.	Therapeutic	Preferred Stock		1,000	799

Total Novasys Medical, Inc.				1,000	799

Total Equity Therapeutic (1.40%)*				3,958	6,025

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock		177	44

Total Cozi Group, Inc.				177	44

RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock		1,000	—

Total RazorGator Interactive Group, Inc.				1,000	—

Total Equity Internet Consumer & Business Services (0.01%)				1,177	44

Box.net, Inc.(4)	Information Services	Preferred Stock		500	3,543
		Preferred Stock		1,500	2,564

Total Box.net, Inc.				2,000	6,107

Buzznet, Inc.	Information Services	Preferred Stock		250	26

Total Buzznet, Inc.				250	26

Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock		250	247

Total Magi.com				250	247

Solutionary, Inc.	Information Services	Preferred Stock		250	55

Total Solutionary, Inc.				250	55

Good Technologies, Inc. (Visto Inter)	Information Services	Common Stock		603	90

Total Good Technologies, Inc.				603	90

Zeta Interactive Corporation	Information Services	Preferred Stock		500	629

Total Zeta Interactive Corporation				500	629

Total Equity Information Services (1.66%)				3,853	7,154

Novadaq Technologies, Inc. (5)	Diagnostic	Common Stock		1,057	671

Total Novadaq Technologies, Inc.				1,057	671

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock		3,655	2,468

Total Optiscan Biomedical, Corp.				3,655	2,468

Total Equity Diagnostic (0.73%)*				4,712	3,139

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Kamada, LTD.(5)	Biotechnology Tools	Common Stock		$427	$384

Total Kamada, LTD.				427	384

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock		500	473

Total NuGEN Technologies, Inc.				500	473

Total Equity Biotechnology Tools (0.20%)*				927	857

Transmedics, Inc. (4)	Surgical Devices	Preferred Stock		1,400	—

Total Transmedics, Inc.				1,400

Total Equity Surgical Devices (0.00%)*				1,400	—

Everyday Health, Inc. (Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock		1,000	1,196

Total Everyday Health				1,000	1,196

Total Equity Media/Content/Info (0.28%)*				1,000	1,196

Total Equity (8.60%)				38,241	37,058

Total Investments (151.47%)				$656,540	$652,870

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $34,519, $39,387 and $4,868 respectively. The tax cost of investments is $658,010
(3)	Except for warrants in thirteen publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2011 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but not more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2011, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	$26,108	$26,108

Total Aveo Pharmaceuticals, Inc.				26,108	26,108

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures July 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$4,699	4,678	4,707

Total Dicerna Pharmaceuticals, Inc.				4,678	4,707

PolyMedix, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$10,000	9,605	9,605

Total PolyMedix, Inc.				9,605	9,605

Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$1,666	2,033	2,033

Total Portola Pharmaceuticals, Inc.				2,033	2,033

Total Drug Discovery (10.29%)*				42,424	42,453

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$1,654	1,953	1,953

Total IKANO Communications, Inc.				1,953	1,953

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.125%	$7,624	7,469	7,459

Total Intelepeer, Inc.				7,469	7,459

Opsource, Inc.(4)	Communications & Networking	Senior Debt Matures June 2013 Interest rate Prime + 7.75% or Floor rate of 11.00%	$5,000	4,888	4,888
		Senior Debt Matures October 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$2,000	1,944	1,905
		Revolving Line of Credit Matures June 2011 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,500	1,458	1,458

Total Opsource, Inc.				8,290	8,251

Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$10,000	9,634	9,634

Total Pac-West Telecomm, Inc.				9,634	9,634

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$2,911	$2,855	$2,792

Total PeerApp, Inc.				2,855	2,792

Stoke, Inc(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$4,000	3,883	3,883

Total Stoke, Inc.				3,883	3,883

Tectura Corporation	Communications & Networking	Senior Debt Matures December 2012 Interest rate 11%	$5,625	5,512	5,512
		Revolving Line of Credit Matures July 2011 Interest rate 11%	$17,477	18,488	18,488

Total Tectura Corporation				24,000	24,000

Total Communications & Networking (14.05%)*				58,084	57,972

Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$1,162	1,392	1,392

Total Blurb, Inc.				1,392	1,392

Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$6,000	5,801	5,801
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 5.00% or Floor rate of 12.00%	$2,000	1,997	1,997

Total Clickfox, Inc.				7,798	7,798

HighJump Acquisition, LLC.	Software	Senior Debt Matures May 2013 Interest rate Libor + 8.75% or Floor rate of 12.00%	$17,500	17,386	17,386

Total HighJump Acquisition, LLC.				17,386	17,386

Infologix, Inc (4)(7)	Software	Senior Debt Matures November 2013 Interest rate 12.00%	$5,500	5,162	5,162
		Convertible Senior Debt Matures November 2014 Interest rate 12.00%		1,110	1,126
		Revolving Line of Credit Matures May 2011 Interest rate 12.00%	$12,317	12,317	12,317
		Senior Debt Matures December 2010 Interest rate 18.00%	$2,178	2,178	2,178
		Senior Debt Matures April 2013 Interest rate 8.00%	$1,350	1,350	1,350
		Senior Debt Matures September 2011 Interest rate 10.00%	$500	509	509

Total Infologix, Inc.				22,626	22,642

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Unify Corporation	Software	Senior Debt Matures June 2015 Interest rate Libor + 8.25% or Floor rate of 10.25%	$24,000	$22,248	$22,968
		Revolving Line of Credit Matures June 2015 Interest rate Libor + 7.25% or Floor rate of 9.25%	$3,750	3,731	3,475

				25,979	26,443

Total Software (18.34%)*				75,181	75,661

Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 11.875%	$540	540	540

Total Luminus Devices, Inc.				540	540

Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 7.25% or Floor rate of 10.75%	$5,000	5,377	377
		Senior Debt Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,409	3,382	3,382
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,100	3,163	3,163

Total Maxvision Holding, LLC				11,922	6,922

Total Electronics & Computer Hardware (1.81%)*				12,462	7,462

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$12,000	11,661	11,661

Total Althea Technologies, Inc.				11,661	11,661

Chroma Therapeutics, Ltd.(5)	Specialty Pharmaceuticals	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$10,000	9,797	10,021

Total Chroma Therapeutics, Ltd.				9,797	10,021

Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Senior Debt Matures May 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	11,105	11,105
		Senior Debt Matures May 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	13,747	13,749

Total Pacira Pharmaceuticals, Inc.				24,852	24,854

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$9,306	$9,474	$9,474
		Convertible Senior Debt Matures March 2012	$1,888	1,888	2,467

Total Quatrx Pharmaceuticals Company				11,362	11,941

Total Specialty Pharmaceuticals (14.18%)*				57,672	58,477

IPA Holdings, LLC (4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 7.75% or Floor rate of 12.0%	$8,250	8,505	8,158
		Senior Debt Matures May 2013 Interest rate Prime + 10.75% or Floor rate of 15.0%	$6,500	7,019	6,995
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 7.25% or Floor rate of 11.50%	$856	761	761

Total IPA Holding, LLC				16,285	15,914

Trading Machines, Inc.	Consumer & Business Products	Senior Debt Matures January 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%	$9,812	8,644	4,000

Total Trading Machines, Inc.				8,644	4,000

Velocity Technology Solutions, Inc.	Consumer & Business Products	Senior Debt Matures February 2015 Interest rate LIBOR + 8% or Floor rate of 11.00%	$15,417	15,072	14,574
		Senior Debt Matures February 2015 Interest rate LIBOR + 10% or Floor rate of 13.00%	$8,333	8,317	8,526

Total Velocity Technology Solutions, Inc.				23,389	23,100

Total Consumer & Business Products (10.43%)*				48,318	43,014

Alexza Pharmaceuticals, Inc. (4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$15,000	14,526	14,472

Total Alexza Pharmaceuticals, Inc.				14,526	14,472

Labopharm USA, Inc. (5)	Drug Delivery	Senior Debt Matures December 2012 Interest rate 10.95%	$20,000	19,873	19,873

Total Labopharm USA, Inc.				19,873	19,873

Total Drug Delivery (8.33%)*				34,399	34,345

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BARRX Medical, Inc.	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$2,901	$3,349	$3,349

Total BARRX Medical, Inc.				3,349	3,349

Gelesis, Inc. (8)	Therapeutic	Senior Debt Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,771	2,799	45

Total Gelesis, Inc.				2,799	45

Gynesonics, Inc.	Therapeutic	Senior Debt Mature October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$6,500	6,277	6,277

Total Gynesonics, Inc.				6,277	6,277

Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$6,539	6,392	5,802
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%	$5,900	5,996	5,996

Total Pacific Child & Family Associates, LLC				12,388	11,798

Total Therapeutic (5.20%)*				24,813	21,469

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Revolving Line of Credit Matures October 2011 Interest rate Prime + 9.50% or Floor rate of 14.00%	$2,108	1,855	1,855

Total RazorGator Interactive Group, Inc.				1,855	1,855

Reply! Inc. (4)	Internet Consumer & Business Services	Senior Debt Matures June 2013 Interest rate Prime + 6.5% or Floor rate of 9.75%	$5,000	4,645	4,645

Total Reply! Inc.				4,645	4,645

Total Internet Consumer & Business Services (1.58%)				6,500	6,500

Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50% or Floor rate of 7.50%	$213	270	270
		Senior Debt Matures September 2011 Interest rate Prime + 0.50% or Floor rate of 6.50%	$127	139	139

Total Box.net, Inc.				409	409

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Intelligent Beauty, Inc.	Information Services	Senior Debt Matures March 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$5,812	$5,563	$5,557
		Senior Debt Matures October 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$2,000	1,942	1,942

Total Intelligent Beauty, Inc.				7,505	7,499

Total Information Services (1.92%)				7,914	7,908

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures June 2011 Interest rate 10.25%	$10,750	10,392	10,392

Total Optiscan Biomedical, Corp.				10,392	10,392

Total Diagnostic (2.52%)*				10,392	10,392

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$3,885	3,760	3,821

Total Labcyte, Inc.				3,760	3,821

Total Biotechnology Tools (0.93%)*				3,760	3,821

Transmedics, Inc. (4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,913	8,913

Total Transmedics, Inc.				8,913	8,913

Total Surgical Devices (2.16%)*				8,913	8,913

BrightSource Energy, Inc.	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$3,750	3,265	3,265
		Senior Debt Matures June 2012 Interest rate Prime + 9.55% or Floor rate of 12.80%	$4,583	4,156	4,156

Total BrightSource Energy, Inc.				7,421	7,421

Calera, Inc.	Clean Tech	Senior Debt Matures July 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$3,621	3,109	3,109

Total Calera, Inc.				3,109	3,109

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
GreatPoint Energy, Inc.	Clean Tech	Senior Debt Matures October 2013 Interest rate Prime + 8.2% or Floor rate of 11.45%	$5,000	$4,322	$4,322

Total GreatPoint Energy, Inc.				4,322	4,322

Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate 11.0%	$2,118	1,880	1,850

Total Propel Biofuels, Inc.				1,880	1,850

Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$1,109	1,010	1,010
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$6,000	5,519	5,519

Total Solexel, Inc.				6,529	6,529

Total Clean Tech (5.63%)*				23,261	23,231

Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		69	922
		Preferred Stock Warrants		35	189
		Preferred Stock Warrants		39	100

Total Acceleron Pharmaceuticals, Inc.				143	1,211

Aveo Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		190	686
		Preferred Stock Warrants		104	165
		Preferred Stock Warrants		24	59
		Preferred Stock Warrants		288	770
		Preferred Stock Warrants		236	630

Total Aveo Pharmaceuticals, Inc.				842	2,310

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		206	182
		Preferred Stock Warrants		30	33
		Preferred Stock Warrants		28	25

Total Dicerna Pharmaceuticals, Inc.				264	240

EpiCept Corporation	Drug Discovery	Common Stock Warrants		4	112
		Common Stock Warrants		40	10

Total EpiCept Corporation				44	122

Horizon Therapeutics, Inc.	Drug Discovery	Preferred Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				231	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	170

Total Merrimack Pharmaceuticals, Inc.				155	170

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	155

Total Paratek Pharmaceuticals, Inc.				137	155

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
PolyMedix, Inc.	Drug Discovery	Preferred Stock Warrants		$480	$248

Total PolyMedix, Inc.				480	248

Portola Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		152	505

Total Portola Pharmaceuticals, Inc.				152	505

Total Drug Discovery (1.20%)*				2,448	4,961

Affinity Videonet, Inc	Communications & Networking	Preferred Stock Warrants		102	180

Total Affinity Videonet, Inc.				102	180

IKANO Communications, Inc.	Communications & Networking	Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				117	—

Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants		101	111

Total Intelepeer, Inc.				101	111

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	12

Total Neonova Holding Company				94	12

Opsource, Inc. (4)	Communications & Networking	Preferred Stock Warrants		223	105

Total Opsource, Inc.				223	105

Pac-West Telecomm, Inc.	Communications & Networking	Preferred Stock Warrants		121	147

Total Pac-West Telecomm, Inc.				121	147

PeerApp, Inc.	Communications & Networking	Preferred Stock Warrants		61	66

Total PeerApp, Inc.				61	66

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	138

Total Peerless Network, Inc.				95	138

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	6

Total Ping Identity Corporation				52	6

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	330

Total Purcell Systems, Inc.				123	330

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		$174	$40

Total Seven Networks, Inc.				174	40

Stoke, Inc(4)	Communications & Networking	Preferred Stock Warrants		53	210
		Preferred Stock Warrants		65	132

Total Stoke, Inc.				118	342

Tectura Corporation	Communications & Networking	Preferred Stock Warrants		51	10

Total Tectura Corporation				51	10

Total Communications & Networking (0.36%)*				1,432	1,487

Atrenta, Inc.	Software	Preferred Stock Warrants		102	46
		Preferred Stock Warrants		34	15
		Preferred Stock Warrants		95	22

Total Atrenta, Inc.				231	83

Blurb, Inc.	Software	Preferred Stock Warrants		25	349
		Preferred Stock Warrants		299	228

Total Blurb, Inc.				324	577

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		189	—

Total Braxton Technologies, LLC.				189	—

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	234

Total Bullhorn, Inc.				43	234

Clickfox, Inc.	Software	Preferred Stock Warrants		177	643
		Preferred Stock Warrants		152	643

Total Clickfox, Inc.				329	1,286

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	14

Total Forescout Technologies, Inc.				99	14

GameLogic, Inc.	Software	Preferred Stock Warrants		92	—

Total GameLogic, Inc.				92	—

HighRoads, Inc.	Software	Preferred Stock Warrants		44	65

Total HighRoads, Inc.				44	65

Infologix, Inc (4) (7)	Software	Preferred Stock Warrants		725	1,394

Total Infologix, Inc.				725	1,394

PSS Systems, Inc.	Software	Preferred Stock Warrants		51	17

Total PSS Systems, Inc.				51	17

Rockyou, Inc.	Software	Preferred Stock Warrants		117	186

Total Rockyou, Inc.				117	186

Sportvision, Inc.	Software	Preferred Stock Warrants		39	—

Total Sportvision, Inc.				39	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Unify Corporation	Software	Preferred Stock Warrants		$1,434	$693

Total Unify Corporation				1,434	693

WildTangent, Inc.	Software	Preferred Stock Warrants		238	10

Total WildTangent, Inc.				238	10

Total Software (1.11%)*				3,955	4,559

Luminus Devices, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				601	—

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		63	90

Total Shocking Technologies, Inc.				63	90

Spatial Photonics, Inc. (8)	Electronics & Computer Hardware	Preferred Stock Warrants		130	—

Total Spatial Photonics Inc.				130	—

VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		54	—
		Preferred Stock Warrants		46	—

Total VeriWave, Inc.				100	—

Total Electronics & Computer Hardware (0.02%)*				894	90

Aegerion Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants		69	762

Total Aegerion Pharmaceuticals, Inc.				69	762

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants		310	275

Total Althea Technologies, Inc.				310	275

Chroma Therapeutics, Ltd. (5)	Specialty Pharmaceuticals	Preferred Stock Warrants		490	632

Total Chroma Therapeutics, Ltd.				490	632

Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants		1,086	1,255

Total Pacira Pharmaceuticals, Inc.				1,086	1,255

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants		220	—
		Preferred Stock Warrants		308	—

Total Quatrx Pharmaceuticals Company				528	—

Total Specialty Pharmaceuticals (0.71%)*				2,483	2,924

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants		$321	$75

Total Annie’s, Inc.				321	75

IPA Holdings, LLC (4)	Consumer & Business Products	Preferred Stock Warrants		275	—

Total IPA Holding, LLC				275	—

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		24	61

Total Market Force Information, Inc.				24	61

Trading Machines, Inc.	Consumer & Business Products	Preferred Stock Warrants		878	—

Total Trading Machines, Inc.				878	—

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		252	1,443

Total Wageworks, Inc.				252	1,443

Total Consumer & Business Products (0.38%)*				1,750	1,579

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants		157	1

Total Enpirion, Inc.				157	1

iWatt, Inc.	Semiconductors	Preferred Stock Warrants		46	1
		Preferred Stock Warrants		51	32
		Preferred Stock Warrants		73	44
		Preferred Stock Warrants		459	391

Total iWatt, Inc.				629	468

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants		297	1,113

Total NEXX Systems, Inc.				297	1,113

Quartics, Inc.	Semiconductors	Preferred Stock Warrants		53	—

Total Quartics, Inc.				53	—

Solarflare Communications, Inc.	Semiconductors	Preferred Stock Warrants		83	—

Total Solarflare Communications, Inc.				83	—

Total Semiconductors (0.38%)*				1,219	1,582

Alexza Pharmaceuticals, Inc. (4)	Drug Delivery	Preferred Stock Warrants		645	193

Total Alexza Pharmaceuticals, Inc.				645	193

Labopharm USA, Inc. (5)	Drug Delivery	Common Stock Warrants		635	329

Total Labopharm USA, Inc.				635	329

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	60
		Common Stock Warrants		51	16

Total Transcept Pharmaceuticals, Inc.				87	76

Total Drug Delivery (0.14%)*				1,367	598

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BARRX Medical, Inc.	Therapeutic	Preferred Stock Warrants		$76	$70

Total BARRX Medical, Inc.				76	70

EKOS Corporation	Therapeutic	Preferred Stock Warrants		175	—
		Preferred Stock Warrants		153	—

Total EKOS Corporation				328	—

Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants		228	221

Total Gynesonics, Inc.				228	221

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	26

Total Light Science Oncology, Inc.				99	26

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants		71	1
		Preferred Stock Warrants		54	8

Total Novasys Medical, Inc.				125	9

Total Therapeutic (0.08%)*				856	326

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		147	—

Total Cozi Group, Inc.				147	—

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	74
		Preferred Stock Warrants		26	18

Total Invoke Solutions, Inc.				82	92

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		43	50

Total Prism Education Group, Inc.				43	50

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Preferred Stock Warrants		13	—
		Preferred Stock Warrants		28	—
		Preferred Stock Warrants		1,183	—

Total RazorGator Interactive Group, Inc.				1,224	—

Reply! Inc. (4)	Internet Consumer & Business Services	Preferred Stock Warrants		320	320

Total Reply! Inc.				320	320

Total Internet Consumer & Business Services (0.11%)				1,816	462

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		106	3
		Common Stock Warrants		49	—

Total Lilliputian Systems, Inc.				155	3

Total Energy (0.00%)*				155	3

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Box.net, Inc.	Information Services	Preferred Stock Warrants		$73	$184
		Preferred Stock Warrants		117	117

Total Box.net, Inc.				190	301

Buzznet, Inc.	Information Services	Preferred Stock Warrants		9	—

Total Buzznet, Inc.				9	—

hi5 Networks, Inc.	Information Services	Preferred Stock Warrants		213	—

Total hi5 Networks, Inc.				213	—

Jab Wireless, Inc.	Information Services	Preferred Stock Warrants		264	122

Total Jab Wireless, Inc.				264	122

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94	—
		Preferred Stock Warrants		2	—

Total Solutionary, Inc.				96	—

Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants		230	230

Total Intelligent Beauty, Inc.				230	230

Coveroo, Inc.	Information Services	Preferred Stock Warrants		7	—

Total Coveroo, Inc.				7	—

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants		172	57

Total Zeta Interactive Corporation				172	57

Total Information Services (0.17%)				1,181	710

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock Warrants		1,069	637

Total Optiscan Biomedical, Corp.				1,069	637

Total Diagnostic (0.15%)*				1,069	637

Kamada, LTD. (5)	Biotechnology Tools	Preferred Stock Warrants		159	164

Total Kamada, LTD.				159	164

Labcyte, Inc.	Biotechnology Tools	Common Stock Warrants		192	—

Total Labcyte, Inc.				192	—

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants		45	44
		Preferred Stock Warrants		33	1

Total NuGEN Technologies, Inc.				78	45

Total Biotechnology Tools (0.05%)*				429	209

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		37	—

Total Crux Biomedical, Inc.				37	—

Transmedics, Inc. (4)	Surgical Devices	Preferred Stock Warrants		225	159

Total Transmedics, Inc.				225	159

Total Surgical Devices (0.04%)*				262	159

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants		$482	$283
Total Glam Media, Inc.
				482	283

Waterfront Media, Inc. (Everyday Health)		Preferred Stock Warrants		60	630

Total Everyday Health				60	630

Total Media/Content/Info (0.22%)*				542	913

BrightSource Energy, Inc.	Clean Tech	Preferred Stock Warrants		675	674

Total BrightSource Energy, Inc.				675	674

Calera, Inc.	Clean Tech	Preferred Stock Warrants		513	527

Total Calera, Inc.				513	527

GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants		548	627

Total GreatPoint Energy, Inc.				548	627

Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants		211	192

Total Propel Biofuels, Inc.				211	192

Solexel, Inc.	Clean Tech	Preferred Stock Warrants		335	292

Total Solexel, Inc.				335	292

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants		89	99
		Preferred Stock Warrants		73	81

Total Trilliant, Inc.				162	180

Total Clean Tech (0.60%)*				2,444	2,492

Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock		1,340	2,316

Total Acceleron Pharmaceuticals, Inc.				1,340	2,316

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock		503	503

Total Dicerna Pharmaceuticals, Inc.				503	503

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	—

Total Inotek Pharmaceuticals Corp.				1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock		2,000	1,546

Total Merrimack Pharmaceuticals, Inc.				2,000	1,546

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock		1,000	999

Total Paratek Pharmaceuticals, Inc.				1,000	999

Total Drug Discovery (1.30%)*				6,343	5,364

E-band Communications, Corp. (6)	Communications & Networking	Preferred Stock		2,880	3,069

Total E-Band Communications, Corp.				2,880	3,069

Neonova Holding Company	Communications & Networking	Preferred Stock		250	140

Total Neonova Holding Company				250	140

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Peerless Network, Inc.	Communications & Networking	Preferred Stock		$1,000	$1,930

Total Peerless Network, Inc.				1,000	1,930

Stoke, Inc (4)	Communications & Networking	Preferred Stock		500	500

Total Stoke, Inc.				500	500

Total Communications & Networking (1.37%)*				4,630	5,639

Atrenta, Inc.	Software	Preferred Stock		250	143

Total Atrenta, Inc.				250	143

Infologix, Inc (4) (7)	Software	Common Stock		5,000	9,620
		Common Stock		36	69
		Common Stock		3,355	6,455

Total Infologix, Inc.				8,391	16,144

Total Software (3.95%)*				8,641	16,287

Maxvision Holding, LLC.	Electronics & Computer Hardware	Common Stock		81	—

Total Maxvision Holding, LLC				81	—

Spatial Photonics, Inc. (8)	Electronics & Computer Hardware	Preferred Stock		768	267

Total Spatial Photonics Inc.				768	267

Total Electronics & Computer Hardware (0.06%)*				849	267

Aegerion Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Preferred Stock		1,475	2,206

Total Aegerion Pharmaceuticals, Inc.				1,475	2,206

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock		750	—

Total Quatrx Pharmaceuticals Company				750	—

Total Specialty Pharmaceuticals (0.53%)*				2,225	2,206

IPA Holdings, LLC (4)	Consumer & Business Products	Common Stock		500	—

Total IPA Holding, LLC				500	—

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock		500	439

Total Market Force Information, Inc.				500	439

Trading Machines, Inc.	Consumer & Business Products	Preferred Stock		50	—

Total Trading Machines, Inc.				50	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Wageworks, Inc.	Consumer & Business Products	Preferred Stock		$250	$283

Total Wageworks, Inc.				250	283

Total Consumer & Business Products (0.18%)*				1,300	722

iWatt, Inc.	Semiconductors	Preferred Stock		490	941

Total iWatt, Inc.				490	941

NEXX Systems, Inc.	Semiconductors	Preferred Stock		277	704

Total NEXX Systems, Inc.				277	704

Solarflare Communications, Inc.	Semiconductors	Common Stock		641	—

Total Solarflare Communications, Inc.				641	—

Total Semiconductors (0.40%)*				1,408	1,645

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock		500	308

Total Transcept Pharmaceuticals, Inc.				500	308

Total Drug Delivery (0.07%)*				500	308

BARRX Medical, Inc.	Therapeutic	Preferred Stock		1,500	1,890

Total BARRX Medical, Inc.				1,500	1,890

Gynesonics, Inc.	Therapeutic	Preferred Stock		532	456

Total Gynesonics, Inc.				532	456

Novasys Medical, Inc.	Therapeutic	Preferred Stock		1,000	1,159

Total Novasys Medical, Inc.				1,000	1,159

Total Therapeutic (0.85%)*				3,032	3,505

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock		177	292

Total Cozi Group, Inc.				177	292

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Preferred Stock		1,000	—

Total RazorGator Interactive Group, Inc.				1,000	—

Total Internet Consumer & Business Services (0.07%)*				1,177	292

Box.net, Inc.	Information Services	Preferred Stock		500	500

Total Box.net, Inc.				500	500

Buzznet, Inc.	Information Services	Preferred Stock		250	37

Total Buzznet, Inc.				250	37

XL Education Corp.	Information Services	Common Stock		880	880

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Total XL Education Corp.				$880	$880

hi5 Networks, Inc.	Information Services	Preferred Stock		250	247

Total hi5 Networks, Inc.				250	247

Solutionary, Inc.	Information Services	Preferred Stock		250	50

Total Solutionary, Inc.				250	50

Good Technologies, Inc.	Information Services	Common Stock		603	150

Total Good Technologies, Inc.				603	150

Zeta Interactive Corporation	Information Services	Preferred Stock		500	375

Total Zeta Interactive Corporation				500	375

Total Information Services (0.54%)				3,233	2,239

Novadaq Technologies, Inc. (5)	Diagnostic	Common Stock		1,415	675

Total Novadaq Technologies, Inc.				1,415	675

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock		3,655	3,207

Total Optiscan Biomedical, Corp.				3,655	3,207

Total Diagnostic (0.94%)*				5,070	3,882

Kamada, LTD. (5)	Biotechnology Tools	Common Stock		752	1,754

Total Kamada, LTD.				752	1,754

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock		500	203

Total NuGEN Technologies, Inc.				500	203

Total Biotechnology Tools (0.47%)*				1,252	1,957

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock		250	—

Total Crux Biomedical, Inc.				250	—

Transmedics, Inc. (4)	Surgical Devices	Preferred Stock		1,100	1,100

Total Transmedics, Inc.				1,100	1,100

Total Surgical Devices (0.27%)*				1,350	1,100

Waterfront Media, Inc. (Everyday Health)	Media/Content/Info	Preferred Stock		1,000	1,310

Total Everyday Health				1,000	1,310

Total Media/Content/Info (0.32%)*				1,000	1,310

Total Investments (114.42%)*				$480,405	$472,032

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $22,458, $32,232 and $9,774 respectively. The tax cost of investments is $481,432
(3)	Except for warrants in ten publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2010 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but not more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2010, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
(Dollars in thousands, except per share data)	2011	2010	2009
Investment Income:
Interest income
Non Control/Non Affliate investments	$69,552	$51,417	$61,781
Affliate investments	—	—	153
Control investments	794	3,283	266

Total interest income	70,346	54,700	62,200

Fees
Non Control/Non Affliate investments	9,400	5,045	10,883
Affliate investments	14	—	19
Control investments	95	(271)	1,175

Total fees	9,509	4,774	12,077

Total operating income	79,855	59,474	74,277
Operating expenses:
Interest	13,252	8,572	9,387
Loan fees	2,635	1,259	1,880
General and administrative	7,992	7,086	7,281
Employee Compensation:
Compensation and benefits	13,260	10,474	10,737
Stock-based compensation	3,128	2,709	1,888

Total employee compensation	16,388	13,183	12,625

Total operating expenses	40,267	30,100	31,173

Net investment income	39,588	29,374	43,104
Net realized gains (losses) on invesmtents
Non Control/Non Affliate investments	2,741	(28,873)	(26,501)
Affliate investments	—	—	(4,300)
Control investments	—	2,491	—

Total net net realized gain (loss) on investments	2,741	(26,382)	(30,801)

Net increase (decrease) in unrealized appreciation on investments
Non Control/Non Affliate investments	(3,976)	1,118	(12,426)
Affliate investments	3,425	795	5,334
Control investments	5,158	77	8,361

Total net unrealized appreciation on investments	4,607	1,990	1,269

Total net realized (unrealized) gain	7,348	(24,392)	(29,532)

Net increase in net assets resulting from operations	$46,936	$4,982	$13,572

Net investment income before provision for income taxes and investment gains and losses per common share:
Basic	$0.91	$0.80	$1.25

Net increase in net assets resulting from operations per common share
Basic	$1.08	$0.12	$0.38

Diluted	$1.07	$0.12	$0.37

Weighted average shares outstanding
Basic	42,988	36,156	34,486

Diluted	43,299	36,870	34,891

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions in Excess of Investment Income	Provision for Income Taxes on Investment Gains	Net Assets

	Shares	Par Value
Balance at January 1, 2009	33,096	$33	$395,760	$(11,297)	$3,906	$(5,602)	$(342)	$382,458
Net increase in net assets resulting from operations	—	—	—	1,269	(30,801)	43,104	—	13,572
Issuance of common stock .	3	—	22	—	—	—	—	22
Issuance of common stock under restricted stock plan	307	—	—	—	—	—	—	—
Issuance of common stock under dividend reinvestment plan	307	—	2,862	—	—	—	—	2,862
Issuance of common stock dividend in first quarter of 2009	1,921	2	9,530	—	—	—	—	9,532
Dividends declared	—	—	—	—	—	(43,914)	—	(43,914)
Stock-based compensation	—	—	1,983	—	—	—	—	1,983
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(1,121)	—	(1,234)	2,355	—	—

Balance at December 31, 2009	35,634	$35	$409,036	$(10,028)	$(28,129)	$(4,057)	$(342)	$366,515

Net increase in net assets resulting from operations	—	$—	$—	$1,990	$(26,382)	$29,374	$—	$4,982
Issuance of common stock	531	1	2661	—	—	—	—	2,662
Issuance of common stock under restricted stock plan	485	—	—	—	—	—	—	—
Acquisition of common stock under repurchase plan	(403)	—	(3,699)	—	—	—	—	(3,699)
Issuance of common stock under dividend reinvestement plan	199	—	1,927	—	—	—	—	1927
Retired shares from net issuance	(189)	—	(1,934)	—	—	—	—	(1,934)
Public Offering	7,187	7	68,097	—	—	—	—	68,104
Dividends declared	—	—	—	—	—	(28,816)	—	(28,816)
Stock-based compensation	—	—	2,790	—	—	—	—	2,790
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(1,329)	—	3,478	(2,149)	—	—

Balance at December 31, 2010	43,444	$43	$477,549	$(8,038)	$(51,033)	$(5,648)	$(342)	$412,531

Net increase in net assets resulting from operations	—	$—	$—	$4,607	$2,741	$39,588	$—	$46,936
Issuance of common stock .	188	1	981	—	—	—	—	982
Issuance of common stock under restricted stock plan	140	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	167	—	1,649	—	—	—	—	1,649
Retired shares from net issuance	(86)	—	(952)	—	—	—	—	(952)
Issuance of the Convertible Senior Notes (see Note 4)	—	—	5,190	—	—	—	—	5,190
Dividends declared	—	—	—	—	—	(38,490)	—	(38,490)
Stock-based compensation	—	—	3,195	—	—	—	—	3,195
Tax Reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(3,368)	—	5,250	(1,882)	—	—

Balance at December 31, 2011	43,853	$44	$484,244	$(3,431)	$(43,042)	$(6,432)	$(342)	$431,041

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	For the Years Ended December 31,
	2011	2010	2009
Cash flows from operating activities:
Net increase in net assets resulting from operations	$46,936	$4,982	$13,572
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in and provided by operating activities:
Purchase of investments	(445,066)	(322,331)	(89,188)
Principal payments received on investments	247,325	196,119	274,819
Proceeds from sale of investments	17,733	7,613	5,769
Net unrealized appreciation on investments	(4,607)	(1,990)	(1,269)
Net realized (gain) loss on investments	(2,741)	26,382	30,801
Net unrealized appreciation due to lender	—	(13)	29
Accretion of paid-in-kind principal	(1,943)	(3,246)	(2,959)
Accretion of loan discounts	(6,999)	(4,526)	(5,463)
Accretion of loan exit fees	(94)	437	(4,649)
Amortization of deferred loan origination revenue	2,420	4,013	(4,446)
Unearned fees related to unfunded commitments	615	172	—
Accretion of loan discount on Convertible Senior Notes	767	—	—
Amortization of debt fees and issuance costs	1,688	539	448
Depreciation	348	400	367
Stock-based compensation and amortization of restricted stock grants	3,195	2,790	1,983
Common stock issued in lieu of Director compensation	—	105	22
Change in operating assets and liabilities:
Interest and fees receivable	(1,300)	(1,200)	1,478
Prepaid expenses and other assets	318	(276)	2,396
Accounts payable	(563)	350	(70)
Income tax receivable (payable)	—	(41)	—
Accrued liabilities	2,443	(3,529)	2,484
Excise tax payable	—	—	(196)

Net cash provided by (used in) operating activities	(139,525)	(93,250)	225,928

Cash flows from investing activities:
Purchases of capital equipment	(189)	(244)	(134)
Other long-term assets	(25)	350	(360)

Net cash provided by (used in) investing activities	(214)	106	(494)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	30	68,727	—
Stock repurchase program	—	(3,699)	—
Dividends paid	(36,843)	(26,889)	(31,519)
Borrowings of credit facilities	92,500	39,400	98,988
Repayments of credit facilities	(27,313)	—	(185,170)
Issuance of Convertible Senior Notes	75,000	—	—
Cash paid for issuance costs for Convertible Senior Notes	(3,110)	—	—
Fees paid for credit facilities and debentures	(3,065)	(2,209)	(147)

Net cash provided by (used in) financing activities	97,199	75,330	(117,848)

Net increase (decrease) in cash	(42,540)	(17,814)	107,586
Cash and cash equivalents at beginning of period	107,014	124,828	17,242

Cash and cash equivalents at end of period	$64,474	$107,014	$124,828

Supplemental disclosures:
Interest paid	$11,270	$8,274	$9,386
Income taxes paid	$66	$39	$228
Stock dividend	$1,649	$1,927	$12,394

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business, Basis of Presentation and Summary of Significant Accounting Policies

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development, from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and select lower middle market technology companies. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in Boston, MA, Boulder, CO and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, LP (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”), under the authority of the Small Business Administration (“SBA”), on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC, or HTM, a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4).

HT II and HT III hold approximately $217.2 million and $167.1 million in assets, respectively, and accounted for approximately 21.7% and 16.7% of our total assets prior to consolidation at December 31, 2011.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). The Company currently qualifies as a RIC for federal income tax purposes, which allows the Company to avoid paying corporate income taxes on any income or gains that the Company distributes to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of the Company’s gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments.

2. Valuation of Investments

The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures, (formerly known as SFAS No. 157, Fair Value Measurements). At December 31, 2011, 87.4% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in

Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain of the Company’s portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with the initial valuation of each portfolio company or investment by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with the Company’s investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

The Company adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

The Company applies a procedure for debt investments that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and related equity. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2011 and 2010:

		Investments at Fair Value as of December 31, 2011
(in thousands) Description	12/31/2011	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$585,767	$—	$—	$585,767
Preferred stock	30,289	—	—	30,289
Common stock	6,769	6,679	—	90
Warrants	30,045	—	3,761	26,284

	$652,870	$6,679	$3,761	$642,430

		Investments at Fair Value as of December 31, 2010
(in thousands) Description	12/31/2010	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$394,198	$—	$—	$394,198
Subordinated debt	7,420	—	—	7,420
Preferred stock	24,607	—	—	24,607
Common stock	22,117	4,943	16,144	1,030
Warrants	23,690	—	6,289	17,401

	$472,032	$4,943	$22,433	$444,656

The table below presents reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the year ended December 31, 2011 and 2010.

(in thousands)	Balance, January 1, 2011	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Exit	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balances, December 31, 2011
Senior Debt	$394,198	$(4,301)	$9,050	$454,640	$—	$(263,432)	$—	$—	$(4,388)	585,767
Subordinated Debt	7,420	—	—	—	—	(7,420)	—	—	—	—
Preferred Stock	24,607	(1,441)	838	1,860	—	—	—	4,425	—	30,289
Common Stock	1,030	—	(940)	—	—	—	—	—	—	90
Warrants	17,401	(1,054)	5,243	6,507	(497)	—	(51)	—	(1,265)	26,284

Total	$444,656	$(6,796)	$14,191	$463,007	$(497)	$(270,852)	$(51)	$4,425	$(5,653)	$642,430

(in thousands)	Balance, January 1, 2010	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, December 31, 2010
Senior Debt	$319,129	$(12,835)	$(3,076)	$98,058	$(7,078)	$394,198
Subordinated Debt	—	—	—	7,420	—	7,420
Senior Debt-Second Lien	6,005	—	—	(6,005)	—	—
Preferred Stock	22,875	(1,250)	(995)	2,603	1,374	24,607
Common Stock	1,773	(15,037)	(743)	15,037	—	1,030
Warrants	11,076	(1,225)	568	8,650	(1,668)	17,401

Total	$360,858	$(30,347)	$(4,246)	$125,764	$(7,372)	$444,656

(1)	Includes net realized gains /(losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)	Transfers in/out of Level 3 relate to the conversion of MaxVision Holding, LLC. debt to equity during the second quarter, the conversion of Gelesis, Inc. debt to equity in the fourth quarter, and the initial public offering of Pacira Pharmaceuticals, Inc.

For the year ended December 31, 2011, approximately $9.1 million and $3.8 million in unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $480,000 in unrealized depreciation was recorded for equity Level 3 investments relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are investments that are neither Control Investments nor Affiliate Investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments at December 31, 2011 and December 31, 2010:

(in thousands)	December 31, 2011
Portfolio Company	Type	Fair Value at December 31, 2011	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
MaxVision Holding, LLC.	Control	$1,027	$889	$(5,158)	$—	$—
E-Band Communiations, Corp.	Non-Controlled Affiliate	—	14	(3,425)	—	—

Total		$1,027	$903	$(8,583)	$—	$—

(in thousands)	December 31, 2010
Portfolio Company	Type	Fair Value at December 31, 2010	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
InfoLogix, Inc.	Control	$40,181	$3,013	$77	$128	$2,517
E-Band Communiations, Corp.	Non-Controlled Affiliate	3,069	—	795	—	—

Total		$43,250	$3,013	$872	$128	$2,517

The Company’s investment in InfoLogix, Inc., a company that was a Control Investment as of December 31, 2010, was sold to Stanley Black & Decker (NYSE:SWK) in January 2011. Approximately $8.3 million of realized gains and $8.4 million of net change in unrealized depreciation was recognized on this control investment during the three-month period ended March 31, 2011.

Income Recognition

Interest income is recorded on the accrual basis and the Company will recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

There was one loan on non-accrual status as of December 31, 2011 with an approximate cost of $7.7 million and fair value of approximately $1.0 million. There were two loans on non-accrual as of December 31, 2010 with an aggregate cost of approximately $11.4 million and fair value of approximately $4.0 million and five loans on non-accrual as of December 31, 2009 with an aggregate cost of approximately $25.5 million and fair value of approximately $10.5 million.

During the years ended December 31, 2011 and 2010, the Company made investments in debt securities, including restructured loans, totaling approximately $433.4 million and $320.4 million, respectively. During the years ended December 31, 2011 and 2010, the Company funded equity investments of approximately $2.1 million and $2.3 million, respectively.

During the years ended December 31, 2011 and 2010, the Company recognized $9.3 million and $2.6 million in realized gains, respectively from the sale of common stock in its public portfolio companies. During the years ended December 31, 2011 and 2010, the Company recognized realized losses of approximately $6.5 million and $29.0 million, respectively million from equity, loan, and warrant investments in portfolio companies that have been liquidated.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash.

Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the years ended December 31, 2011, 2010 and 2009, the Company recognized approximately $1.7 million, $2.3 million and $2.9 million in PIK income, respectively. The Company recognizes nonrecurring fees amortized over the remaining term of the loan relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Loan origination, and commitment fees received in full at the inception of a loan or upon modification are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into fee income over the contractual life of the loan. The Company had approximately $4.5 million, $6.6 million and $2.4 million of unamortized fees at December 31, 2011, 2010 and 2009, respectively, and approximately $4.4 million, $5.1 million $6.6 million in exit fees receivable at December 31, 2011, 2010 and 2009, respectively.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At December 31, 2011, approximately 63% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 36% of the loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 1% of portfolio company loans had an equipment only lien.

Financing costs

Debt financing costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses and amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. Prepaid financing costs, net of accumulated amortization, were as follows:

	As of December 31
(in thousands)	2011	2010
Wells Facility	$906	$250
SBA Debenture	5,828	4,917
Convertible Debt	2,477	—

	$9,211	$5,167

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Stock Based Compensation

Compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Earnings Per Share (EPS)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

Income Taxes

We operate to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our net taxable interest, dividend and fee income, as well as our net realized capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. In addition, taxable income generally excludes any unrealized appreciation or depreciation in our investments, because gains and losses are not included in taxable income until they are realized and required to be recognized. Taxable income includes certain income, such as contractual payment-in-kind interest and amortization of discounts and fees that is required to be accrued for tax purposes even though cash collections of such income are generally deferred until repayment of the loans or debt securities that gave rise to such income.

We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We are subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98.2% of our capital gain net income for each one year period ending on October 31. We did not record an excise tax provision for the years ended December 31, 2011 and 2010. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines.

Dividends

Dividends and distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the dividend payable is recorded on the ex-dividend date.

We have adopted an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. During 2011, 2010 and 2009, the Company issued approximately 167,000, 199,000 and 307,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various technology-related companies, including clean technology, life science, and lower middle market companies. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 was issued concurrently with International Financial Reporting Standards No.13 (“IFRS 13”), Fair Value Measurements, to provide largely identical guidance about fair value measurement and disclosure requirements as is currently required under ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820). The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or GAAP. For GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS 13. ASU 2011-04 eliminates the concepts of in-use and in-exchange when measuring fair value of all financial instruments. For Level 3 fair value measurements, the ASU requires that our disclosure include quantitative information about significant unobservable inputs, a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs, and a description of our valuation process. Public companies are required to apply ASU 2011-04 prospectively for interim and annual periods beginning after December 15, 2011. The Company is currently evaluating the impact of the adoption of ASU 2011-04 on its financial statements and disclosures.

2. Investments

Investments consist of securities issued by privately- and publicly-held companies consisting of senior debt, subordinated debt, warrants and preferred equity securities. Our investments are identified in the accompanying consolidated schedule of investments. Our debt securities are payable in installments with final maturities generally from 3 to 7 years and are generally collateralized by all assets of the borrower.

A summary of the composition of the Company’s investment portfolio as of December 31, 2011 and 2010 at fair value is shown as follows:

	December 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$482,268	73.9%	$357,963	75.8%
Senior secured debt	133,544	20.4%	59,251	12.6%
Preferred stock	30,181	4.6%	26,813	5.7%
Senior debt-second lien with warrants	—	0.0%	8,094	1.7%
Common Stock	6,877	1.1%	19,911	4.2%

	$652,870	100.0%	$472,032	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location is as follows:

	December 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$634,736	97.2%	$438,585	92.9%
England	8,266	1.3%	10,653	2.3%
Iceland	4,970	0.7%	—	0.0%
Ireland	3,842	0.6%	—	0.0%
Canada	672	0.1%	20,876	4.4%
Israel	384	0.1%	1,918	0.4%

	$652,870	100.0%	$472,032	100.0%

The following table shows the fair value of our portfolio by industry sector as of December 31, 2011 and 2010 (excluding unearned income):

	December 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$131,428	20.1%	$52,777	11.2%
Internet Consumer & Business Services	117,542	18.0%	7,255	1.5%
Clean Tech	64,587	9.9%	25,722	5.4%
Drug Delivery	62,665	9.6%	35,250	7.5%
Information Services	45,850	7.0%	10,857	2.3%
Specialty Pharma	39,384	6.0%	63,607	13.5%
Media/Content/Info	38,476	5.9%	25,300	5.4%
Therapeutic	35,911	5.5%	2,223	0.5%
Communications & Networking	28,618	4.4%	65,098	13.8%
Software	27,850	4.3%	96,508	20.4%
Biotechnology Tools	18,693	2.9%	5,987	1.3%
Diagnostic	15,158	2.3%	14,911	3.2%
Surgical Devices	11,566	1.8%	10,172	2.1%
Semiconductors	9,733	1.5%	3,227	0.7%
Consumer & Business Products	4,186	0.6%	45,316	9.6%
Electronics & Computer Hardware	1,223	0.2%	7,819	1.6%
Energy	—	0.0%	3	0.0%

	$652,870	100.0%	$472,032	100.0%

During the years ended December 31, 2011 and 2010, the Company made investments in debt securities totaling $433.6 million and $320.4 million, respectively, and made investments in equity securities of approximately $2.1 and $2.3 million, respectively. In addition, during the year ended December 31, 2011, the Company converted approximately $4.4 million of debt to equity in two portfolio companies. No single portfolio investment represents more than 10% of the fair value of the investments as of December 31, 2011 and 2010.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes and the SBIC debentures as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. Based on market quotations on or around December 31, 2011 the Convertible Senior Notes were trading for $0.885 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of its SBIC debentures would be approximately $247.9 million, compared to the carrying amount of $225.0 million as of December 31, 2011.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 1.

4. Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of December 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. The Company’s net investment of $75.0 million in HT II as of December 31, 2011 fully funds the required regulatory capital for HT II. HT II has a total of $125.0 million of SBA guaranteed debentures outstanding as of December 31, 2011 and has paid the SBA commitment fees of approximately $1.5 million. As of December 31, 2011, the Company held investments in HT II in 57 companies with a fair value of approximately $198.7 million, accounting for approximately 30.4% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $50.0 million in HT III as of December 31, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.0 million were outstanding as of December 31, 2011. As of December 31, 2011, HT III has paid the SBA commitment fees of approximately $1.0 million. As of December 31, 2011, the Company held investments in HT III in 23 companies with a fair value of approximately $124.8 million, accounting for approximately 19.1% of the Company’s total portfolio. See Note 16.

There is no assurance that HT II or HT III will be able to draw to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA.

A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2011 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.88% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fee related to HT III debentures that pooled on September 21, 2011 was 0.285%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2011 for HT II was approximately $125.5 million with an average interest rate of approximately 6.0%. The average amount of debentures outstanding for the quarter ended December 31, 2011 for HT III was approximately $60.0 million with an average interest rate of approximately 3.0%.

HT II and HT III hold approximately $217.2 million and $167.1 million in assets, respectively, and accounted for approximately 21.7% and 16.7% of our total assets prior to consolidation at December 31, 2011.

The Company reported the following SBA debentures outstanding on its Consolidated Balance Sheet as of December 31, 2011 and December 31, 2010:

				December 31,
(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)		2011	2010
SBA Debentures:
September 26, 2007	September 1, 2017	6.43%		$12,000	$12,000
March 26, 2008	March 1, 2018	6.38%		58,050	58,050
September 24, 2008	September 1, 2018	6.63%		13,750	38,750
March 25, 2009	March 1, 2019	5.53%		18,400	18,400
September 23, 2009	September 1, 2019	4.64%		3,400	3,400
September 22, 2010	September 1, 2020	3.62%		6,500	6,500
September 22, 2010	September 1, 2020	3.50%		22,900	32,900
March 29, 2011	March 1, 2021	4.37%		28,750	—
September 21, 2011	September 1, 2021	3.16%		25,000	—
October 18, 2011	March 1, 2022	1.35	%(2)	36,250	—

Total SBA Debentures				$225,000	$170,000

(1)	Interest rate includes annual charge
(2)	Interim interest on the October 18, 2011 borrowing will pool on March 20, 2012 at which date the principal interest rate will be set.

At December 31, 2011 and December 31, 2010, the Company had the following borrowing capacity and outstanding borrowings:

	December 31, 2011		December 31, 2010
	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$55,000	$—	$20,000	$—
Wells Facility	75,000	10,187	50,000	—
Convertible Senior Notes(2)	75,000	70,353	—	—
SBA Debenture(3)	225,000	225,000	225,000	170,000

Total	$430,000	$305,540	$295,000	$170,000

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $4,647 at December 31, 2011.
(3)	In January 2011, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In February 2011, we submitted a request to the SBA to borrow $25.0 million under a new capital commitment and in April 2011, the SBA approved a $25.0 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $125.0 million was available in HT II and $100.0 million was available in HT III.
In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. We plan to submit a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request or the pricing to be consistent with the September 2011 pricing or that we will have drawn on any possible commitment.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior

Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, we estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the accompanying consolidated balance sheet. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively. At the time of issuance, the debt issuance costs and equity issuance costs were approximately $2.9 million and $224,000, respectively. At the time of issuance and as of December 31, 2011, the equity component, net of issuance costs, as recorded in the “capital in excess of par value” in the balance sheet was approximately $5.2 million.

As of December 31, 2011, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of December 31, 2011
Principal amount of debt	$75,000
Original issue discount, net of accretion	(4,647)

Carrying value of debt	$70,353

For the three and twelve months ended December 31, 2011, the components of interest expense and cash paid for interest expense for the Convertible Senior Notes were as follows:

(in thousands)	Three Months Ended December 31, 2011	Twelve Months Ended December 31, 2011
Stated interest expense	$1,125	$3,187
Accretion of original issue discount	271	767
Amortization of debt issuance cost	144	409

Total interest expense	$1,540	$4,363

Cash paid for interest expense	$2,250	$2,250

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.2% for the year ended December 31, 2011. As of December 31, 2011, we are in compliance with the terms of the indentures governing the Convertible Senior Notes.

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. From September 1, 2011 through September 30, 2011, this non-use fee was 0.75%. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. There was approximately $10.2 of outstanding debt under the Wells Facility at December 31, 2011.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the cumulative amount of equity raised after March 31, 2011. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2011.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. At December 31, 2011, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2011.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. During the first quarter of

2009, the Company paid off all remaining principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility was terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $715,000 as of December 31, 2011 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

5. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2011 and 2010, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

	December 31,
(in thousands)	2011	2010
Distributions in excess of investment income	$(1,882)	$(2,149)
Accumulated realized gains (losses)	5,250	3,478
Additional paid-in capital	(3,368)	(1,329)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2011 and 2010 was ordinary income in the amounts of $38.5 million and $28.8 million, respectively.

The aggregate gross unrealized appreciation of our investments over cost for federal income tax purposes was $34.5 million and $22.4 million as of December 31, 2011 and 2010, respectively. The aggregate gross unrealized depreciation of our investments under cost for federal income tax purposes was $39.4 million and $32.2 million as of December 31, 2011 and 2010, respectively. The net unrealized depreciation over cost for federal income tax purposes was $4.9 million as of December 31, 2011 and net unrealized depreciation over cost for federal income tax purposes was $9.8 million as of December 31, 2010. The aggregate cost of securities for federal income tax purposes was $658.0 million and $481.4 million as of December 31, 2011 and 2010, respectively.

At December 31, 2011 and 2010, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Net Assets and Liabilities by temporary book/ tax differences primarily arising from the treatment of loan related yield enhancements.

	December 31,
(in thousands)	2011	2010
Accumulated Capital Gains (Losses)	$(48,567)	$(50,057)
Other Temporary Differences	(16)	(6,260)
Undistributed Ordinary Income	236	220
Unrealized Appreciation (Depreciation)	(4,901)	(8,963)

Components of Distributable Earnings	$(53,248)	$(65,060)

The Company will classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2008, 2009 and 2010 federal tax years for the Company remain subject to examination by the IRS. The 2007, 2008, 2009 and 2010 state tax years for the Company remain subject to examination by the California Franchise Tax Board.

6.Shareholders’ Equity

The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

In conjunction with a June 2004 private placement, the Company issued warrants to purchase one share of common stock within five years (the “Five Year Warrants”). Warrants for 88,323 shares were exercised in 2008 for net proceeds of approximately $934,000 and 283,614 warrants expired in June of 2009.

On August 2, 2011, the Company approved the extension of the stock repurchase plan as previously approved on February 8, 2010 under the same terms and conditions that allows the Company to repurchase up to $35.0 million of its common stock for an additional six month period with a new expiration date of February 26, 2012. During the year ended December 31, 2011, the Company did not repurchase any common stock.

During 2011, 2010 and 2009 the Board of Directors elected to receive approximately $105,000, $105,000, and $22,000 respectively, of their compensation in the form of common stock and the Company issued 9,942, 10,479, and 3,334 respectively, to the directors based on the closing prices of the common stock on the specified election dates.

The Company has issued stock options for common stock subject to future issuance, of which 4,231,444 and 4,729,849 were outstanding at December 31, 2011 and 2010, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to 8,000,000 shares of common stock under the 2004 Plan. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the shareholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by Hercules during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to Hercules directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, the independent members of its Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vest 33% on an annual basis from the date of grant and deferred compensation cost will be recognized ratably over the three year vesting period.

A summary of restricted stock activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31, 2011 is as follows:

	2006 Plan	2004 Plan
Outstanding at January 1, 2009	16,668	228,150
Granted	5,000	306,500
Cancelled	—	(4,175)

Outstanding at December 31, 2009	21,668	530,475
Granted	—	491,500
Cancelled	—	(3,872)

Outstanding at December 31, 2010	21,668	1,018,103
Granted	10,000	296,600
Cancelled	—	(123,502)

Outstanding at December 31, 2011	31,668	1,191,201

In conjunction with stock options issued in 2004, the Company issued warrants to purchase one share of common stock within five years. The warrants expired in June 2009.

A summary of common stock options and warrant activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31, 2011 is as follows:

	Common Stock Options	Five-Year Warrants
Outstanding at January 1, 2009	3,931,528	10,692
Granted	1,357,000	—
Exercised	—	—
Cancelled	(364,123)	(10,692)

Outstanding at December 31, 2009	4,924,405	—
Granted	575,250	—
Exercised	(520,666)	—
Cancelled	(249,140)	—

Outstanding at December 31, 2010	4,729,849	—
Granted	617,700	—
Exercised	(178,101)	—
Cancelled	(938,004)	—

Outstanding at December 31, 2011	4,231,444	—

Weighted-average exercise price at December 31, 2011	$11.40	$—

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2011, options for approximately 3.6 million shares were exercisable at a weighted average exercise price of approximately $11.40 per share with weighted average of remaining contractual term of 2.16 years. The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the years ended December 31, 2011, 2010 and 2009 was approximately $1.3 million, $1.0 million and $746,000, respectively. During the years ended December 31, 2011, 2010 and 2009, approximately $557,000, $719,000 and $977,000, of share-based cost due to stock option grants was expensed, respectively. As of December 31, 2011, there was $833,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.1 years. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2011:

	2011	2010	2009
Expected Volatility	46.39%	46.39%	31.52%-45.88%
Expected Dividends	10%	10%	10%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	0.68%-2.15%	0.89%-2.51%	1.77%-2.22%

The following table summarizes stock options outstanding and exercisable at December 31, 2011:

(Dollars in thousands, except exercise price)	Options outstanding				Options Exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21-$8.49	478,623	4.14	$2,409,038	$4.38	395,297	4.09	$1,999,634	$4.38
$8.67-$13.40	3,044,571	2.71	58,354	$12.28	2,486,475	1.89	17,066	$12.28
$13.87-$14.02	708,250	2.04	—	$14.02	708,250	2.04	—	$14.02

$4.21-$14.02	4,231,444	2.76	$2,467,392	$11.40	3,590,022	2.16	$2,016,700	$11.75

In 2011, 2010 and 2009, the Company granted approximately 306,600 and 491,500 and 306,500 shares, respectively, of restricted stock pursuant to the Plans. Each restricted stock award granted in 2011, 2010 and 2009 is subject to lapse as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. Share based compensation cost will be recognized ratably over the four year vesting period. No restricted stock was granted pursuant to the 2004 Plan prior to 2009. The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the years ended December 31, 2011,2010 and 2009 was approximately $3.4 million, $5.1 million and $1.3 million, respectively. During the years ended December 31, 2011, 2010 and 2009, the Company expensed approximately $2.6 million, $2.0 million and $1.0 million of compensation expense related to restricted stock, respectively. As of December 31, 2011, there was approximately $5.2 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.57 years.

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Year Ended December 31,
(in thousands, except per share data)	2011	2010	2009
Numerator
Net increase in net assets resulting from operations	$46,936	$4,982	$13,572
Less: Dividends declared-common and restricted shares	(38,492)	(28,816)	(43,914)

Undistributed earnings	8,444	(23,834)	(30,342)

Undistributed earnings-common shares	8,444	(23,834)	(30,342)
Add: Dividend declared-common shares	37,826	28,228	43,377

Numerator for basic and diluted change in net assets per common share	$46,270	$4,394	$13,035

Denominator
Basic weighted average common shares outstanding	42,988	36,156	34,486
Common shares issuable	311	714	405

Weighted average common shares outstanding assuming dilution	43,299	36,870	34,891

Change in net assets per common share
Basic	$1.08	$0.12	$0.38
Diluted	$1.07	$0.12	$0.37

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the years ended December 31, 2011, 2010 and 2009, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 2,583,707, 5,168,022 and 4,124,000; shares, respectively.

9. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit, in the form of loans to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at December 31, 2011 totaled approximately $168.2 million. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $82.5 million of non-binding term sheets outstanding at December 31, 2011. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through December 2013. Total rent expense amounted to approximately $1.1 million, $1.0 million and $966,000 during the years ended December 31, 2011, 2010 and 2009, respectively.

Future commitments under the credit facility and operating leases were as follows at December 31, 2011:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$305,540	$—	$10,187	$70,353	$225,000
Operating Lease Obligations(5)	8,497	1,244	2,294	2,520	2,439

Total	$314,037	$1,244	$12,481	$72,873	$227,439

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4.
(3)	Includes borrowings under the SBA debentures and Wells Facility. There were no outstanding borrowings under the Union Bank facility at December 31, 2011.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $4,647 at December 31, 2011.
(5)	Long-term facility leases.

As of December 31, 2011, the Company was not a party to any material legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies.

10. Indemnification

The Company and its executives are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

11. Concentrations of Credit Risk

The Company’s customers are primarily small and medium sized companies in the biotechnology, drug discovery, drug delivery, specialty pharmaceuticals, therapeutics, clean technology, communications and networking, consumer and business products, electronics and computers, information services, internet consumer and business services and products, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

The largest portfolio companies vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For years ended December 31, 2011 and 2010, our ten largest portfolio companies represented approximately 37.9% and 57.5% of the total fair value of our investments in portfolio companies, respectively. At December 31, 2011 and 2010, we had seven and six investments, respectively, that represented 5% or more of our net assets. At December 31, 2011, we had seven equity investments representing approximately 63.8% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2010, we had three equity investments which represented approximately 48.0% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of such investments.

12. Financial Highlights

Following is a schedule of financial highlights for five years ended December 31, 2011.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share data)

	For the Years Ended December 31,
	2011	2010	2009	2008	2007
Per share data:
Net asset value at beginning of period	$9.50	$10.29	11.56	12.31	11.65
Net investment income(1)	0.92	0.81	1.25	1.23	1.15
Net realized gain (loss) on investments	0.06	(0.73)	0.03	0.07	0.09
Net unrealized appreciation (depreciation) on investments	0.11	0.06	(0.90)	(0.66)	0.26

Total from investment operations	1.09	0.14	0.38	0.64	1.5
Net increase/(decrease) in net assets from capital share transactions	0.07	(0.21)	(0.44)	(0.12)	0.32
Distributions	(0.90)	(0.80)	(1.26)	(1.32)	(1.20)
Stock-based compensation expense included in investment income(2)	0.07	0.08	0.05	0.05	0.04

Net asset value at end of period	$9.83	$9.50	$10.29	$11.56	$12.31

Ratios and supplemental data:
Per share market value at end of period	$9.44	$10.36	$10.39	$7.92	$12.42
Total return(3)	(0.83)%	7.70%	45.63%	(25.60)%	(4.42)%
Shares outstanding at end of period	43,853	43,444	35,634	33,096	32,541
Weighted average number of common shares outstanding	42,988	36,156	34,486	32,619	28,295
Net assets at end of period	$431,041	$412,531	$366,515	$382,458	$400,737
Ratio of operating expense to average net assets	9.61%	8.25%	8.23%	8.85%	6.46%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	9.45%	8.05%	11.38%	9.86%	9.81%
Average debt outstanding	$238,873	$142,410	$147,446	$196,928	$66,334
Weighted average debt per common share	$5.56	$3.94	$4.28	$6.04	$2.34

(1)	For 2011, 2010, 2009 and 2008, net investment income per share is calculated as net investment income divided by the weighted average shares outstanding.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the period ended December 31, 2011, 2010, 2009, 2008 and 2007 equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

13. Senior Securities

Information about our senior securities is shown in the following table for the periods as of December 31, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C.
December 31, 2004	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
December 31, 2011	—	—	N/A
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	73,369	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
Senior Convertible Notes
December 31, 2011	$70,352,983	10,623	885

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, rounded to nearest thousand.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.

(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.

14. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2011. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2011	6/30/2011	9/30/2011	12/31/2011
Total investment income	$19,152	$20,820	$18,684	$21,200
Net investment income before provision for income taxes and investment gains and losses	9,804	10,360	8,593	10,831
Net increase (decrease) in net assets resulting from operations	(1,177)	24,317	6,223	17,574
Change in net assets per common share (basic)	0.23	0.24	0.14	0.25

	Quarter Ended
	3/31/2010	6/30/2010	9/30/2010	12/31/2010
Total investment income	$12,520	$14,501	$15,646	$16,807
Net investment income before provision for income taxes and investment gains and losses	5,612	6,863	8,148	8,751
Net increase (decrease) in net assets resulting from operations	5,714	(4,630)	(7,823)	11,721
Change in net assets per common share (basic)	0.16	(0.14)	(0.23)	0.30

15. Subsequent Events

Dividend Declaration

On February 27, 2012 the Board of Directors increased the quarterly dividend by 5.0% and declared a cash dividend of $0.23 per share to be paid on March 15, 2012 to shareholders of record as of March 12, 2012. This dividend will represent the Company’s twenty-sixth consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $6.92 per share.

Liquidity and Capital Resources

In January 2012, the Company closed a public offering of 5,000,000 shares of common stock at $9.61 per share, resulting in net proceeds of $48,050,000 before deducting offering expenses payable by the Company.

In January 2012, the Company repaid the entire principal balance outstanding (approximately $10.2 million as of December 31, 2011) under the Wells Fargo facility.

In February 2012, the Company repaid six SBA debentures with principal totaling $24.25 million. The weighted average interest rate on repaid debentures (including the 0.906% SBA annual charge levied on each debenture) was 6.521%. The total amount paid, including unpaid interest and annual charges through March 1, 2012, was approximately $25.0 million.

Portfolio Company Developments

On February 3, 2012, Cempra, Inc. completed its initial public offering of 8,400,000 shares of common stock at a price to the public of $6.00 per share. At December 31, 2011 Hercules held approximately 371,000 warrants in Cempra, Inc.

In January 2012, BÂRRX Medical, Inc. completed the sale of all of its outstanding shares to Coviden plc in a transaction for an aggregate consideration of approximately $325.0 million, net of cash and short-term investments. In connection with the sale, the Company expects to realize a net gain of approximately $2.2-$2.3 million in the first quarter of 2012 and a full repayment of the Company’s loan to BÂRRX Medical.

In January 2012, Hercules received full payment of its $5.0 million term loan with Merrion Pharmaceuticals, Inc.

In December 2011, Hercules entered into an agreement to acquire approximately $9.6 million through a secondary marketplace in Facebook, Inc., the social networking company for an aggregate of 307,500 shares at an average price of $31.08 per share. The investments were subject to certain closing conditions and a right of first refusal by Facebook, Inc. which expired thirty days after the date of investment. At December 31, 2011 these assets were held as Other Assets. In February 2012, Hercules was notified that Facebook Inc. had not exercised its repurchase right with respect to any of the shares and had executed all documents necessary to fully transfer the ownership of the shares to Hercules.

Schedule 12-14

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES As of and for the year ended December 31, 2011 (in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2010 Fair Value	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2011 Fair Value
Control Innvestments
MaxVision	Senior Debt	$—	$3,759	$—	$(3,759)	$—
	Revolving Line of Credit	889	3,163	—	(2,136)	1,027
	Common Stock	—	—	3,500	(3,500)	—

		889	6,922	3,500	(9,395)	1,027
Affiliate Investments
E-band Communications, Inc.	Senior Debt	14	—	356	(356)	—
	Preferred Stock	—	3,069	—	(3,069)	—

		14	3,069	356	(3,425)	—

Total Control and Affliate Investments		$903	$9,991	$3,856	$(12,820)	$1,027

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of December 31, 2011.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increase in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increase in unrealized depreciation or net decreases in unrealized appreciation.

$30,000,000

7.00% Senior Notes due 2019

PRELIMINARY PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

Stifel Nicolaus Weisel

BB&T Capital Markets

Janney Montgomery Scott

Sterne Agee

Joint Lead Managers

Stephens Inc.

Wunderlich Securities

The date of this prospectus supplement is                     , 2012